UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03421

Exact name of registrant as specified in charter:	The Prudential Variable
Contract Account-10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Item 1 – Reports to Stockholders

The MEDLEY Program

ANNUAL REPORT	December 31, 2017

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) (Collectively known as the “Accounts”) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, 655 Broad Street, 19th Floor, Newark, NJ 07102. Both are Prudential Financial companies.

The views expressed in this report and information about the Accounts’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report.

The Prudential MEDLEY Program Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO PARTICIPANTS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER

∎	BENCHMARK GLOSSARY

∎	VCA-10

Financial Statements

∎	VCA-11 AND VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

Stock Index Portfolio

∎	PROXY VOTING RESULTS

The Prudential MEDLEY Program Letter to Participants	December 31, 2017

∎	DEAR PARTICIPANT:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This MEDLEY Program annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stuart Parker President, The Prudential Variable Contract Account 10	Timothy S. Cronin President, The Prudential Series Fund

January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

Prudential Variable Contract Account-10 (VCA-10) & Variable Contract Account-24 (VCA-24) Presentation of Portfolio Holdings — unaudited	December 31, 2017

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.9%
Microsoft Corp.	1.4%
U.S. Treasury Inflation Indexed Bonds	1.3%
Amazon.com, Inc.	1.0%
Facebook, Inc. (Class A Stock)	0.9%

Diversified Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	40.2%
Asset-Backed Securities	20.0%
Commercial Mortgage-Backed Securities	15.5%
Sovereign Bonds	4.9%
Residential Mortgage-Backed Securities	4.5%

Equity
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.8%
Apple, Inc.	3.9%
Microsoft Corp.	3.3%
Boeing Co. (The)	2.6%
Alibaba Group Holding Ltd. (China), ADR	2.3%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.2%
Microsoft Corp.	1.7%
JPMorgan Chase & Co.	1.4%
Facebook, Inc.	1.4%
Alphabet, Inc.	1.2%

Global
Top Five Countries	(% of Net Assets	)
United States	54.0%
Japan	8.3%
United Kingdom	5.4%
France	5.2%
Switzerland	3.1%

Government Income
Fund Composition	(% of Net Assets	)
U.S. Government Agency Obligations	41.5%
U.S. Treasury Obligations	22.7%
Commercial Mortgage-Backed Securities	20.9%
Collateralized Loan Obligations	10.3%
Corporate Bonds	1.3%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.7%
Microsoft Corp.	2.8%
Amazon.com, Inc.	2.0%
Facebook, Inc.	1.8%
Berkshire Hathaway, Inc.	1.6%

VCA-10
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.5%
Boeing Co. (The)	3.2%
Apple, Inc.	2.9%
Goldman Sachs Group, Inc. (The)	2.8%
Microsoft Corp.	2.8%

For a complete listing of holdings, refer to the Schedule of Investments section of this report for the Prudential Series Fund and refer to the Statement of Net Assets section for the Prudential MEDLEY Program — VCA-10. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential MEDLEY Program — VCA-10	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years	Since Inception
VCA-10[1]—Standard Contract	22.31%	13.11%	5.95%	—
VCA-10[1]—0.50% Contract	22.92	13.67	6.47	—
VCA-10[1]—0.45% Contract	22.98	13.73	—	10.99%
S&P 500 Index	21.82	15.78	8.49	13.32

Past performance does not guarantee future returns. Account performance is net of investment fees and fund expenses. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

0.45% Contract inception: 4/1/2011. Unless noted otherwise, Index since inception returns reflect performance beginning the closest month-end date to the Account’s inception of the 0.45% contract.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the value of the standard contract for the Prudential Variable Contract Account 10 (“VCA-10” or the “Account”) returned 22.31%, the value of a contract with annual expenses of 0.50% returned 22.92%, and the value of a contract with annual expenses of 0.45% returned 22.98%.

The Account’s investment objective is long-term growth of capital. The Account is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Equity markets posted a solid finish to a strong 2017. Gains were broad, but particularly notable among companies with above-average earnings growth. US GDP expansion accelerated, surpassing 3% for the second quarter in a row, and most leading economic indicators and sentiment gauges reflected expectations for economic activity to continue to strengthen. Short-term interest rates continued to push higher after the Fed raised interest rates three times. Longer-term US yields rallied, leaving the Treasury yield curve at its flattest level in more than a decade. US dollar weakness continued as global growth expanded and accelerated.

Major tax legislation was the most significant win for the Trump administration’s inaugural year. The tax package includes a substantial reduction in the tax rate paid by corporations on domestically earned income. Abroad, Europe’s economic recovery continued, and emerging markets posted the best annual performance since the aftermath of the financial crisis.

What strategies or holdings affected the Account’s performance?

The S&P 500 (the Index) returned 21.82% in 2017, led by information technology, materials, consumer discretionary, and financials. Telecom services and energy were the only negative sectors, both declining less than 2.0%. While value names performed well, growth names outperformed value.

The Account outperformed the Index. Positions in information technology were the primary drivers of overall return, specifically within the Internet software and services industry and software providers. Positions in consumer discretionary, industrials, and financials also positively contributed as the Fed raised interest rates.

Notable holdings were Alibaba, one of the world’s largest e-commerce companies, where the company reported September-quarter financial results that beat consensus expectations on most key metrics. Tencent, China’s largest and most visited Internet service portal, continues to perform well, its fundamentals driven by a dominant position in China’s online gaming and instant messaging markets, and growing advertising and payment service efforts. Among the industrials sector, Boeing Company, the world’s largest aerospace firm, performed well following a renewed focus on free cash flow (FCF) and capital returns (increasing dividends and returning 100% of FCF to shareholders). The company appears to be exceeding FCF expectations despite some pricing pressures and declining 777 aircraft production.

The Account’s allocations to the energy sector detracted from both relative and absolute performance as oil prices fell during the first half of 2017, hitting a one-year low before rebounding over 40% in the second half. Oil and gas exploration and production (E&P) company Hess detracted from the Account’s overall performance. The management team initially favored Hess after its two-year restructuring, believing that its balance sheet would allow it to develop its interests in offshore Guyana, possibly the premier oil discovery for some time to come. The development could provide upwardly revised volume guidance and deliver meaningful cash flow to the bottom line. However, despite oil prices rebounding, E&P names lagged commodity performance and did not participate in the upside as was expected. The position was eliminated in order to reduce overall energy sector allocation and to deploy capital in more favorable areas.

Shares of General Electric (GE) underperformed as the multi-industry company exited its GE Capital business as part of efforts to simplify the company’s business model. Former CEO Immelt lost credibility with overly aggressive targets, weak free cash flow, and poorly timed mergers and acquisitions. New CEO John Flannery focused on cost reductions, improved cash flow, and shaping the product portfolio. The stock subsequently lagged in anticipation of the impact of these changes on EPS and cash flow. The Account no longer holds the position.

Consumer discretionary company Newell Brands underperformed. The company lowered its fiscal year 2017 earnings guidance following resin supply disruptions following Hurricane Harvey in August. Supply of a specific type of resin used in the company’s food saver and consumer and commercial Rubbermaid products comes from the affected area, and it is anticipated that resin prices will rise and supply will be curtailed. However, in the management team’s opinion, cost reduction initiatives and the recently completed acquisition of Jarden should generate over $1 billion of savings and could help fuel a solid earnings growth profile over the coming years.

[1]	The Account performance results is net of all contract charges but not including the effect of any sales charges. The standard VCA-10 contract has total annual expenses (as a percentage of net assets) of 1.00%. Certain VCA-10 contracts include reduced administrative fees and have total annual expenses of either 0.50% or 0.45%. Performance of the VCA-10 contracts with reduced expenses will be higher than the performance of the standard VCA-10 contract. All total returns are for the periods indicated and are calculated based on changes in unit values.

[2]	The graph is based on the performance of the Standard Contract. Performance of the 0.50% Contract and the 0.45% Contract will be higher due to a lower fee structure.

For a complete list of holdings please see the Statement of Net Assets sections of this report.

1

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2017

LONG-TERM INVESTMENTS — 99.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.4%
Boeing Co. (The)	17,840	$5,261,194
United Technologies Corp.	15,677	1,999,915

		7,261,109

Air Freight & Logistics — 0.9%
Fedex Corp.	6,146	1,533,673

Banks — 11.6%
Bank of America Corp.	136,232	4,021,569
BB&T Corp.	43,954	2,185,393
Citigroup, Inc.	40,292	2,998,128
JPMorgan Chase & Co.	54,388	5,816,253
PNC Financial Services Group, Inc. (The)	17,436	2,515,840
Wells Fargo & Co.	26,801	1,626,017

		19,163,200

Biotechnology — 1.3%
Shire PLC, ADR	8,111	1,258,178
Vertex Pharmaceuticals, Inc.*	5,836	874,583

		2,132,761

Building Products — 0.7%
Johnson Controls International PLC	30,719	1,170,701

Capital Markets — 2.8%
Goldman Sachs Group, Inc. (The)	18,498	4,712,550

Chemicals — 2.3%
DowDuPont, Inc.	27,461	1,955,772
FMC Corp.	18,681	1,768,343

		3,724,115

Communications Equipment — 1.1%
Cisco Systems, Inc.	48,356	1,852,035

Consumer Finance — 2.5%
Capital One Financial Corp.	23,662	2,356,262
SLM Corp.*	153,732	1,737,172

		4,093,434

Containers & Packaging — 0.9%
Sealed Air Corp.	30,256	1,491,621

Electric Utilities — 2.3%
American Electric Power Co., Inc.	21,915	1,612,287
Exelon Corp.	54,900	2,163,609

		3,775,896

Electrical Equipment — 1.0%
Eaton Corp. PLC	20,570	1,625,236

Electronic Equipment, Instruments & Components — 1.1%
Flex Ltd.*	101,156	1,819,796

Energy Equipment & Services — 1.2%
Halliburton Co.	40,649	1,986,517

Equity Real Estate Investment Trust (REITs) — 1.0%
American Tower Corp.	12,091	1,725,023

Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	10,713	1,993,904

COMMON STOCKS
(continued)	Shares	Value
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	24,826	$2,451,567

		4,445,471

Food Products — 1.8%
Conagra Brands, Inc.	47,284	1,781,188
Mondelez International, Inc. (Class A Stock)	26,896	1,151,149

		2,932,337

Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	14,737	1,778,314

Health Care Providers & Services — 3.2%
Cigna Corp.	8,290	1,683,616
Laboratory Corp. of America Holdings*	10,556	1,683,788
UnitedHealth Group, Inc.	8,777	1,934,977

		5,302,381

Hotels, Restaurants & Leisure — 4.2%
Carnival Corp.	18,237	1,210,390
Hyatt Hotels Corp. (Class A Stock)*	29,645	2,180,093
Marriott International, Inc. (Class A Stock)	15,796	2,143,991
McDonald’s Corp.	8,465	1,456,996

		6,991,470

Household Durables — 0.5%
Newell Brands, Inc.	27,810	859,329

Household Products — 1.6%
Procter & Gamble Co. (The)	29,459	2,706,693

Insurance — 3.1%
Brighthouse Financial, Inc.*	13,818	810,288
Chubb Ltd. (Switzerland)	15,543	2,271,299
MetLife, Inc.	36,995	1,870,467

		4,952,054

Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc.*	2,027	2,370,516
Netflix, Inc.*	9,507	1,824,964

		4,195,480

Internet Software & Services — 7.2%
Alibaba Group Holding Ltd. (China), ADR*	14,950	2,577,828
Alphabet, Inc. (Class A Stock)*	3,762	3,962,891
eBay, Inc.*	28,385	1,071,250
Facebook, Inc. (Class A Stock)*	13,939	2,459,676
Tencent Holdings Ltd. (China), ADR	35,532	1,844,821

		11,916,466

IT Services — 3.8%
DXC Technology Co.	14,057	1,334,009
PayPal Holdings, Inc.*	32,611	2,400,822
Visa, Inc. (Class A Stock)	21,681	2,472,068

		6,206,899

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2017

COMMON STOCKS
(continued)	Shares	Value
Media — 2.9%
Comcast Corp. (Class A Stock)	54,105	$2,166,905
Liberty Global PLC (United Kingdom) (Class C Stock)*	38,694	1,309,405
Twenty-First Century Fox, Inc. (Class A Stock)	40,121	1,385,378

		4,861,688

Oil, Gas & Consumable Fuels — 5.9%
Anadarko Petroleum Corp.	16,452	882,485
Chevron Corp.	24,054	3,011,320
Noble Energy, Inc.	29,340	854,968
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	47,798	3,188,575
Suncor Energy, Inc. (Canada)	48,738	1,789,659

		9,727,007
Pharmaceuticals — 5.6%
Allergan PLC	8,696	1,422,492
Bristol-Myers Squibb Co.	36,678	2,247,628
Eli Lilly & Co.	19,553	1,651,446
Merck & Co., Inc.	26,992	1,518,840
Pfizer, Inc.	68,681	2,487,626

		9,328,032

Road & Rail — 1.2%
Union Pacific Corp.	15,252	2,045,293

Semiconductors & Semiconductor Equipment — 3.9%
Broadcom Ltd.	9,009	2,314,412
Texas Instruments, Inc.	38,889	4,061,567

		6,375,979

Software — 7.0%
Adobe Systems, Inc.*	14,803	2,594,078
Microsoft Corp.	53,435	4,570,830
PTC, Inc.*	27,165	1,650,817
salesforce.com, Inc.*	27,488	2,810,098

		11,625,823

Specialty Retail — 1.2%
Home Depot, Inc.	10,565	2,002,384

Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	28,830	4,878,901

Textiles, Apparel & Luxury Goods — 0.9%
Tapestry, Inc.	35,219	1,557,736

Wireless Telecommunication Services — 1.2%
Vodafone Group PLC (United Kingdom), ADR	62,298	1,987,306

TOTAL COMMON STOCKS (cost $111,758,728)		164,744,710

SHORT-TERM INVESTMENT — 1.8%	Shares	Value
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $2,928,819)(a)	2,928,819	$2,928,819

TOTAL INVESTMENTS — 101.3% (cost $114,687,547)		167,673,529

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.3)%
Dividends Receivable		121,793
Tax Reclaim Receivable		21,296
Payable for Securities Purchased		(237,139)
Payable Pending Capital Transactions		(2,086,104)

LIABILITIES IN EXCESS OF OTHER ASSETS		(2,180,154)

NET ASSETS — 100%		$165,493,375

NET ASSETS, representing:
Equity of Participants —		$165,515,136
Equity of The Prudential Insurance Company of America		(21,761)

		$165,493,375

The following abbreviations is used in the annual report:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2017

Fair value measurements:

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,261,109	$—	$—
Affiliated Mutual Fund	2,928,819	—	—
Air Freight & Logistics	1,533,673	—	—
Banks	19,163,200	—	—
Biotechnology	2,132,761	—	—
Building Products	1,170,701	—	—
Capital Markets	4,712,550	—	—
Chemicals	3,724,115	—	—
Communications Equipment	1,852,035	—	—
Consumer Finance	4,093,434	—	—
Containers & Packaging	1,491,621	—	—
Electric Utilities	3,775,896	—	—
Electrical Equipment	1,625,236	—	—
Electronic Equipment, Instruments & Components	1,819,796	—	—
Energy Equipment & Services	1,986,517	—	—
Equity Real Estate Investment Trust (REITs)	1,725,023	—	—
Food & Staples Retailing	4,445,471	—	—
Food Products	2,932,337	—	—
Health Care Equipment & Supplies	1,778,314	—	—
Health Care Providers & Services	5,302,381	—	—
Hotels, Restaurants & Leisure	6,991,470	—	—
Household Durables	859,329	—	—
Household Products	2,706,693	—	—
Insurance	4,952,054	—	—
Internet & Direct Marketing Retail	4,195,480	—	—
Internet Software & Services	11,916,466	—	—
IT Services	6,206,899	—	—
Media	4,861,688	—	—
Oil, Gas & Consumable Fuels	9,727,007	—	—
Pharmaceuticals	9,328,032	—	—
Road & Rail	2,045,293	—	—
Semiconductors & Semiconductor Equipment	6,375,979	—	—
Software	11,625,823	—	—
Specialty Retail	2,002,384	—	—
Technology Hardware, Storage & Peripherals	4,878,901	—	—
Textiles, Apparel & Luxury Goods	1,557,736	—	—
Wireless Telecommunications Services	1,987,306	—	—

Total	$167,673,529	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	11.6%
Internet Software & Services	7.2
Software	7.0
Oil, Gas & Consumable Fuels	5.9
Pharmaceuticals	5.6
Aerospace & Defense	4.4
Hotels, Restaurants & Leisure	4.2
Semiconductors & Semiconductor Equipment	3.9
IT Services	3.8
Health Care Providers & Services	3.2
Insurance	3.1
Media	2.9
Technology Hardware, Storage & Peripherals	2.9
Capital Markets	2.8
Food & Staples Retailing	2.7
Consumer Finance	2.5
Internet & Direct Marketing Retail	2.5
Chemicals	2.3
Electric Utilities	2.3
Affiliated Mutual Fund	1.8
Food Products	1.8

Household Products	1.6%
Biotechnology	1.3
Energy Equipment & Services	1.2
Road & Rail	1.2
Specialty Retail	1.2
Wireless Telecommunications Services	1.2
Communications Equipment	1.1
Electronic Equipment, Instruments & Components	1.1
Health Care Equipment & Supplies	1.1
Electrical Equipment	1.0
Equity Real Estate Investment Trust (REITs)	1.0
Air Freight & Logistics	0.9
Containers & Packaging	0.9
Textiles, Apparel & Luxury Goods	0.9
Building Products	0.7
Household Durables	0.5

101.3
(1.3)

Liabilities in excess of other assets	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $243 foreign withholding tax)	$2,561,405
Affiliated Dividend Income	34,254
Total Income	2,595,659
EXPENSES
Fees Charged to Participants for Investment Management Services	(399,987)
Fees Charged to Participants for Administrative Expenses:
Standard Contract	(1,078,964)
0.50% Contract	(9,763)
0.45% Contract	(19,567)
Total Expenses	(1,508,281)
NET INVESTMENT INCOME	1,087,378
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investment Transactions	14,830,287
Foreign Currency Transactions	676
14,830,963
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	15,923,530
Foreign Currencies	203
15,923,733
NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	30,754,696
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,842,074

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS
Net Investment Income	$1,087,378	$1,321,716
Net Realized Gain on Investment and Foreign Currency Transactions	14,830,963	4,632,303
Net Change In Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	15,923,733	2,703,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,842,074	8,657,400
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	1,305,515	1,076,649
Withdrawals and Transfers Out	(17,682,984)	(17,277,918)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(16,377,469)	(16,201,269)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	1,137	4,298
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,465,742	(7,539,571)
NET ASSETS
Beginning of year	150,027,633	157,567,204
End of year	$165,493,375	$150,027,633

Accumulation Unit Values and Equity of Participants as of December 31, 2017

Standard Contract:
Accumulation Unit Value and Equity of Participants, $151,088,937 / 7,755,386 Accumulation Units	$19.4818

0.50% Contract:
Accumulation Unit Value and Equity of Participants, $4,112,248 / 189,604 Accumulation Units	$21.6886

0.45% Contract:
Accumulation Unit Value and Equity of Participants, $10,313,951 / 473,911 Accumulation Units	$21.7635

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2017			Year Ended December 31, 2016
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income (Loss)	$0.2909	$0.3229	$0.3239	$0.2736	$0.3019	$0.3027
Expenses
Investment management fee	(0.0440)	(0.0489)	(0.0491)	(0.0369)	(0.0407)	(0.0408)
Administrative expenses	(0.1318)	(0.0489)	(0.0392)	(0.1103)	(0.0407)	(0.0327)
Net Investment Income	0.1151	0.2251	0.2356	0.1264	0.2205	0.2292
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.4389	3.8193	3.8316	0.8068	0.8955	0.8983
Net Increase (Decrease) in Accumulation Unit Value	3.5540	4.0444	4.0672	0.9332	1.1160	1.1275
Accumulation Unit Value
Beginning of year	15.9278	17.6442	17.6963	14.9946	16.5282	16.5688
End of year	$19.4818	$21.6886	$21.7635	$15.9278	$17.6442	$17.6963
Total Return**	22.31%	22.92%	22.98%	6.22%	6.75%	6.80%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.65%	1.15%	1.20%	0.85%	1.34%	1.39%
Portfolio Turnover Rate	49%	49%	49%	42%	42%	42%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	7,755	190	474	8,606	212	522

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2015			Year Ended December 31, 2014
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.2397	$0.2631	$0.2637	$0.1871	$0.2046	$0.2049
Expenses
Investment management fee	(0.0384)	(0.0422)	(0.0423)	(0.0362)	(0.0397)	(0.0398)
Administrative expenses	(0.1149)	(0.0422)	(0.0339)	(0.1086)	(0.0397)	(0.0318)
Net Investment Income	0.0864	0.1787	0.1875	0.0423	0.1252	0.1333
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.3479)	(0.3837)	(0.3847)	1.4515	1.5879	1.5907
Net Increase (Decrease) in Accumulation Unit Value	(0.2615)	(0.2050)	(0.1972)	1.4938	1.7131	1.7240
Accumulation Unit Value
Beginning of year	15.2561	16.7332	16.7660	13.7623	15.0201	15.0420
End of year	$14.9946	$16.5282	$16.5688	$15.2561	$16.7332	$16.7660
Total Return**	(1.71)%	(1.23)%	(1.18)%	10.85%	11.41%	11.46%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.57%	1.06%	1.11%	0.29%	0.78%	0.83%
Portfolio Turnover Rate	47%	47%	47%	70%	70%	70%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	9,595	219	609	10,646	242	657

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2013
	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.1792	$0.1950	$0.1952
Expenses
Investment management fee	(0.0303)	(0.0330)	(0.0330)
Administrative expenses	(0.0906)	(0.0330)	(0.0264)
Net Investment Income	0.0583	0.1290	0.1358
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.1834	3.4658	3.4700
Net Increase (Decrease) in Accumulation Unit Value	3.2417	3.5948	3.6058
Accumulation Unit Value
Beginning of year	10.5206	11.4253	11.4362
End of year	$13.7623	$15.0201	$15.0420
Total Return**	30.81%	31.46%	31.53%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.48%	0.98%	1.03%
Portfolio Turnover Rate	69%	69%	69%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	11,720	224	751

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Variable annuity payments differ according to the investment performance of the Account.

PICA issues standard VCA-10 contracts with annual expenses of 1.00%, as a percentage of net assets, (the “Standard Contracts”), contracts with annual expenses of 0.50%, as a percentage of net assets, (the “0.50% contracts”), and contracts with annual expenses of 0.45%, as a percentage of net asset, (the “0.45% contracts”). The financial statements show separate Accumulation Units Values for each type of contract.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Account consistently follows such policies in the preparation of its financial statements.

Securities Valuation:    The Account holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Account’s Statement of Net Assets.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Account securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Committee. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Committee, the Account may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Account has valued the investment. Therefore, the Account may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Account’s subadviser under the guidelines adopted by the Committee Members of the Account. However, the liquidity of the Account’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Account are presented at the foreign exchange rates and market values at the close of the period, the Account does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Account does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Account’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PGIM Investments pays for the services of Jennison.

VCA-10 is subject to fees for investment management and administration services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Standard contracts have an effective annual rate of up to 1.00% of the current value of the Participant’s equity of which 0.75% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services. The 0.50% contracts have an effective annual rate of up to 0.50% of the current value of the Participant’s equity of which 0.25% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services. The 0.45% contracts have an effective annual rate of up to 0.45% of the current value of the Participant’s equity of which 0.20% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services.

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or on the last business day of each calendar year such amounts are reflected as a withdrawal on the Statements of Changes in Net Assets.

PICA, PGIM Investments and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

The Account may enter into certain securities purchase or sale transactions under Committee approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Committee. For the year ended December 31, 2017 no such transactions were entered into by the Account.

During the year ended December 31, 2017, the Account invested in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 5:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2017, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $74,952,292 and $88,454,092, respectively.

Note 6:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2017 and the year ended December 31, 2016, respectively, are as follows:

Standard Contracts	Units	Amount
Year ended December 31, 2017:
Account units issued	74,595	$1,305,515
Account units redeemed	(924,776)	(16,317,915)

Net increase (decrease) in units outstanding	(850,181)	$(15,012,400)

Year ended December 31, 2016:
Account units issued	73,142	$1,076,402
Account units redeemed	(1,062,336)	(15,742,006)

Net increase (decrease) in units outstanding	(989,194)	$(14,665,604)

0.50 % Contracts	Units	Amount
Year ended December 31, 2017:
Account units issued	—	$—
Account units redeemed	(22,834)	(433,904)

Net increase (decrease) in units outstanding	(22,834)	$(433,904)

Year ended December 31, 2016:
Account units issued	15	$247
Account units redeemed	(6,770)	(109,172)

Net increase (decrease) in units outstanding	(6,755)	$(108,925)

0.45 % Contracts	Units	Amount
Year ended December 31, 2017:
Account units issued	—	$—
Account units redeemed	(47,660)	(931,165)

Net increase (decrease) in units outstanding	(47,660)	$(931,165)

Year ended December 31, 2016:
Account units issued	—	$—
Account units redeemed	(87,732)	(1,426,740)

Net increase (decrease) in units outstanding	(87,732)	$(1,426,740)

Note 7:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account.

Note 8:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed.

For the year ended December 31, 2017, $75,791 in participant loans were withdrawn from VCA-10 and $66,116 of principal and interest was repaid to VCA-10. For the year ended December 31, 2016, $85,662 in participant loans were withdrawn from VCA-10 and $80,871 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2017, PICA has advised the Account that it received $517 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE COMMITTEE AND PARTICIPANTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10:

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for accumulation units (the “financial highlights”) for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Variable Contract Accounts since 2003.

New York, New York

February 20, 2018

INFORMATION ABOUT COMMITTEE MEMBERS AND OFFICERS

VCA 10 is managed by the VCA 10 Committee. The members of the VCA 10 Committee are elected by the persons having voting rights in respect of the VCA 10 Account. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10. Information pertaining to the members of the VCA 10 Committee (hereafter referred to as “Committee Members”) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 are referred to as “Independent Committee Members.” Information pertaining to the Officers of VCA 10 is also set forth below.

Independent Committee Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Committee Service
Ellen S. Alberding (59) Committee Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.	Since September 2013
Kevin J. Bannon (65) Committee Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Committee Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Keith F. Hartstein (61) Committee Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
Michael S. Hyland, CFA (72) Committee Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Independent Committee Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Committee Service
Richard A. Redeker (74) Committee Member & Independent Vice Chair Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993
Stephen G. Stoneburn (74) Committee Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

Interested Committee Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Committee Service
Stuart S. Parker (55) Committee Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012
Scott E. Benjamin (44) Committee Member & Vice President Portfolios Overseen: 90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

VCA 10 Officers(a)
Name, Address and Age Position with VCA 10	Principal Occupation(s) During Past Five Years	Length of Service as VCA 10 Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

VCA 10 Officers(a)
Name, Address and Age Position with VCA 10	Principal Occupation(s) During Past Five Years	Length of Service as VCA 10 Officer
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Committee Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

Committee Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

Unless otherwise noted, the address of all Committee Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Committee Members or Officers. The Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Series Fund

The following pages represent information on the Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-11 and VCA-24 will invest in the corresponding Portfolio of the Prudential Series Fund (the “Fund”). Of the Portfolios comprising the Fund, eight Portfolios are presently available to The MEDLEY Program. The Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Equity Subaccount invests in the Equity Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Global Subaccount in the Global Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Government Money Market Subaccount in the Government Money Market Portfolio, and the Stock Index Subaccount in the Stock Index Portfolio.

There is no assurance that the investment objective of the Portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the eight portfolios of the Fund which are available through the Prudential Variable Contract Accounts 11 and 24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of each corresponding Portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of each Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	12.37%	8.86%	6.49%
Blended Index	12.08	8.68	6.16
S&P 500 Index	21.82	15.78	8.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Conservative Balanced Portfolio returned 12.37%.

The net assets of the Portfolio at December 31, 2017 were $2,594.7 million.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

The Portfolio is subadvised by PGIM Fixed Income and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized, strong global growth and incredibly low volatility, and most asset classes posted positive absolute returns. In the US, the corporate earnings recovery that began in late 2016 not only continued, but strengthened, providing a tailwind for risk assets. Expectations for pro-growth policies, which materialized into corporate tax cuts, further fueled market gains. Foreign stock markets saw even larger returns, catalyzed by robust and synchronized global economic growth. Developed economies showed several reflationary signs that ignited strong returns, which in turn were supported by accommodative monetary policies. In the fixed income markets, the US Federal Reserve continued along the path of interest rate normalization, hiking short-term rates three times, and initiated policy to unwind the balance sheet. Despite these actions, long bond yields remained low, as inflation expectations were subdued throughout most of the year. This resulted in a flattening of the yield curve and tepid returns for most fixed income investors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from a variety of asset allocation decisions. An out-of-benchmark allocation to international equities was increased early in the year in lieu of US equities, and allowed to appreciate through the end of the period. This was additive to returns as international equities outpaced domestic. Furthermore, the Portfolio benefited when bonds were moved from an overweight (holding more securities than the Index) to an underweight (holding fewer securities than the Index) in the last quarter of the year, a time when equity returns accelerated and those of fixed income remained only mildly positive.

In addition, an out-of-benchmark fixed income fulfillment using Treasury inflation-protected securities (TIPS) was a positive contributor, as it outpaced the fixed income benchmark within the Blended Index. Cash was generally kept below Index levels, as investments in both fixed income and equities consistently seemed more attractive from a fundamental standpoint. At year-end, the Portfolio was positioned with a slight overweight to equities and a slight underweight to cash and fixed income.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	7.00%	3.68%	6.25%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.10	4.01

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Diversified Bond Portfolio returned 7.00%.

The net assets of the Portfolio at December 31, 2017 were $1,145.1 million.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. These factors were expected to finally torpedo the decades-old bull market in bonds.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves that provided some yield and to selling bonds before they mature, a strategy known as roll-down advantages, bonds were able to outperform. Also, relative to cash, combined with additional spread tightening, bonds generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors turning in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries. (A basis point is 1/100th of a percent.)

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including high yield corporate bonds, CMBS, emerging markets debt, investment-grade corporate bonds, and municipal securities, bolstering results. An underweight to mortgage-backed securities, meaning the Portfolio held fewer of them than the Bloomberg Barclays US Aggregate Bond Index, detracted from returns. Individual issue selection added to performance, highlighted by positioning in non-agency mortgage-backed securities, investment-grade corporate bonds, emerging markets debt, sovereign government bonds, CMBS, CLOs, and high yield corporate bonds. Within its holdings of corporate bonds, the Portfolio benefited from positions in the electric & water and banking sectors, while positions in the cable & satellite and consumer non-cyclical sectors weighed on results. The combined impact of the Portfolio’s duration and yield curve strategies added significantly to performance, as the Portfolio was appropriately positioned for a flattening of the yield curve. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure, which had a positive impact on performance. The Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from performance. The Portfolio also traded foreign exchange derivatives, which had no material impact on performance. The Portfolio used credit default swaps to hedge credit risk or to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit security or index. The use of credit default swaps had a negligible impact on performance during the reporting period. For additional information regarding the Portfolio’s derivative exposures, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio: Class I	25.78%	13.96%	7.27%
Portfolio: Class II	25.28	13.50	6.83
Russell 1000® Index	21.69	15.71	8.59
S&P 500 Index	21.82	15.78	8.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2017, Equity Portfolio Class I shares returned 25.78% and Class II shares returned 25.28%.

The net assets of the Portfolio at December 31, 2017 were $4,417.3 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Equity markets posted a solid finish to a strong 2017. Gains were broad but particularly notable among companies with above-average earnings growth. US GDP expansion accelerated, surpassing 3% for the second quarter in a row, and most leading economic indicators and sentiment gauges reflected expectations for ongoing and strengthening economic activity. Short-term interest rates continued to push higher, with the Federal Reserve raising the federal funds rate by 25 basis points three times during the year; longer-term US yields rallied, leaving the Treasury yield curve at its flattest level in more than a decade. US dollar weakness continued as global growth expanded and accelerated.

Major tax legislation, passed and signed into law in late December, was easily the most significant win for the Trump administration in its inaugural year. It includes a substantial reduction in the tax rate paid by corporations on domestically earned income.

Europe’s economic recovery proceeded, and equity emerging markets had their best annual performance since the aftermath of the financial crisis.

What strategies or holdings affected the Portfolio’s performance?

The S&P 500 Index (the Index) returned 21.82% in 2017. Information technology, materials, consumer discretionary, and financials generated the largest gains in the index; telecom services and energy were the only negative sectors, both declining less than 2.0%.

The Portfolio outperformed during the period. On an absolute performance basis, positions in information technology were the primary drivers of overall return, specifically within internet software & services and the software industries. Our consumer discretionary and financials holdings also positively contributed.

Among the top absolute contributors included Alibaba, one of the world’s largest e-commerce companies, where the Company recently reported September-quarter financial results that beat consensus expectations on most key metrics. Revenue advanced more than 60% year over year, the highest growth rate since the company’s initial public offering, and the number of annual active customers grew by 22 million quarter over quarter to 488 million. Tencent, China’s largest and most visited internet service portal, continues to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. Apple’s September-quarter financial results were solid, as iPad, Mac, and services results exceeded expectations, offsetting a slight shortfall in iPhone revenue and average

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Equity Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited) (Continued)

selling price in a transitional quarter. Apple’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal device landscape as well as the financial power related to the attractive margin profile of its hardware products.

Overall stock selection in healthcare, specifically within biotechnology were among the primary detractors during the period. Additionally, stock selection in the financials sector hurt relative performance, while positions within the energy sector detracted the most from absolute performance.

Shares of cellphone chipmaker Qualcomm detracted from the Portfolio during the period as new and ongoing antitrust litigation sent shares down in the beginning of the year. Despite having rebounded on news that the Company could be a potential takeover target, which sent shares higher towards the end of 2017, given the uncertainty on antitrust litigation, shares were sold and the Portfolio no longer holds a position. Shares of General Electric (GE) underperformed as the multi-industry company exited its GE Capital business, as part of its efforts to simplify the company’s business model. Former GE CEO Immelt lost credibility with overly aggressive targets, weak free cash flow, and poorly timed mergers and acquisitions. New CEO John Flannery focused on cost reductions, improved cash flow, and shaping the product portfolio. The stock subsequently lagged in anticipation of the impact of these changes on earnings per share (EPS) and cash flow. The Portfolio no longer holds a position in GE. As a result, the Portfolio no longer holds a position in General Electric. Shares of Newell Brands underperformed during the period as the Company lowered its FY17 earnings guidance following supply disruptions for resin due to Hurricane Harvey, which made US landfall on August 25th. The Company’s supply of a specific type of resin for its food saver and consumer & commercial Rubbermaid products comes from the affected area and expects resin prices to increase and supply to be curtailed. Jennison believes cost reduction initiatives and the recently completed acquisition of Jarden (JAH) should generate over $1 billion of savings and could help fuel a solid earnings growth profile over the coming years.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	14.97%	10.95%	7.23%
Blended Index	14.06	10.15	6.79
S&P 500 Index	21.82	15.78	8.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Flexible Managed Portfolio returned 14.97%.

The net assets of the Portfolio at December 31, 2017 were $4,229.7 million.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

The Portfolio is subadvised by PGIM Fixed Income and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

2017 was a year hallmarked by synchronized, strong global growth and incredibly low volatility, and most asset classes posted positive absolute returns. In the US, the corporate earnings recovery that began in late 2016 not only continued, but strengthened, providing a tailwind for risk assets. Expectations for pro-growth policies, which materialized into corporate tax cuts, further fueled market gains. Foreign stock markets saw even larger returns, catalyzed by robust and synchronized global economic growth. Developed economies showed several reflationary signs that ignited strong returns, which were in turn supported by accommodative monetary policies.

In fixed income markets, the US Federal Reserve continued along the path of interest rate normalization, hiking short-term rates three times, and initiated policy to unwind the balance sheet. Despite these actions, long bond yields remained low as inflation expectations were subdued throughout most of the year. This resulted in a flattening of the yield curve and tepid returns for most fixed income investors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from a variety of asset allocation decisions. An out-of-the-Blended Index (the Index) allocation to international equities was increased early in the year in lieu of US equities, and allowed to appreciate through the end of the period. This was additive to returns, as international equities outpaced domestic.

Furthermore, the Portfolio benefited when bonds were moved from an overweight (holding more securities than the Index) to an underweight (holding fewer securities than the Index) in the last quarter of the year, a time when equity returns accelerated and those of fixed income remained only mildly positive. In addition, an out-of-Index fixed income addition using Treasury inflation-protected securities (TIPS) was a positive contributor, as it outpaced the Portfolio’s fixed income benchmark. Cash was generally kept below Index level, as investments in both fixed income and equities consistently seemed more attractive from a fundamental standpoint. At year-end, the Portfolio was positioned with an overweight to equities and underweights to fixed income and cash.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

PGIM, Inc., and Quantitative Management Associates LLC are registered investment advisers and are Prudential Financial companies.

The Prudential Series Fund, Global Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	24.84%	11.90%	4.95%
MSCI World Index (GD)	23.07	12.26	5.63

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Global Portfolio returned 24.84%.

The net assets of the Portfolio at December 31, 2017 were $1,132.9 million.

The Portfolio’s investment objective is long-term growth of capital. The Portfolio is subadvised by: Brown Advisory (Brown), LLC, (US growth stocks), T. Rowe Price Associates, Inc. (US value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Global equities posted robust returns during 2017, fueled by continued economic growth, strong corporate earnings, and ongoing accommodative central bank monetary policy as inflation remained subdued. In the US, stocks benefited from accelerating economic growth and increased employment, rising consumer and business confidence, solid corporate profits, and a decline in regulation. The passage of tax legislation provided an additional boost for US stocks, as it included a reduction in the corporate tax rate.

What strategies or holdings affected the Portfolio’s performance?

Manager allocation contributed positively to results as many active managers were helped by strengthening corporate earnings. Domestically, the T. Rowe Price Large Cap Value sleeve outperformed the Russell 1000 Value for the year. Performance was mainly driven by underweights to the Energy and Telecommunications sectors and positive stock selection in the Technology sector. Negative stock selection in the Financial and Materials sectors detracted. Internationally, the William Blair International Growth sleeve added value by outperforming the MSCI EAFE Index in 2017. This performance was driven by an overweight the Technology sector and positive stock selection in the Financials sector. Weak stock selection within the Industrials sector detracted from performance.

None of the four subadvisors use derivative instruments as a principal investment strategy. The types of derivatives employed most often during the period were stock futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of the Portfolio’s currency exposure). The use of these derivatives had no significant impact on the Portfolio’s performance. For additional information regarding the Portfolio’s derivative exposures, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	2.94%	1.82%	3.91%
Bloomberg Barclays Government Bond Index	2.30	1.28	3.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Government Income Portfolio returned 2.94%.

The net assets of the Portfolio at December 31, 2017 were $244.1 million.

The Portfolio’s investment objective is a high level of income over the long-term consistent with the preservation of capital. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as roll-down. Also, relative to cash, combined with additional spread tightening, bonds generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

The newly passed US tax package will continue to pressure future budget deficits, which will heighten the need for international deficit financing via increased Treasury issuance. This could offset the positive effects of potential regulatory reform and pause the widening in long-dated swap spreads. While the front end of the US swap spreads curve may be affected by increased corporate issuance to start the year, this technical factor should fade shortly.

Mortgage-backed securities outperformed US Treasury securities. Overall, prepayment speeds were contained, as mortgage interest rates remained range-bound, ending 2017 at an average of 3.83%. With primary mortgage rates remaining relatively sticky, it is not anticipated that there will be an increase in prepayments unless primary rates decline by at least 25 basis points from current levels. Structured products overall performed strongly. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, security selection was a strong driver of the Portfolio’s performance, highlighted by positions among CLOs, US Treasury securities, interest rate swaps, and mortgage-backed securities. Security selection among municipal bonds detracted modestly from results. The Portfolio also benefited from its sector allocations, with an overweight to CMBS securities, as it held more than those held in the Bloomberg Barclays Government Bond Index, which was the largest positive contributor. In addition, the Portfolio’s positioning for a flatter US yield curve and its tactical long duration position bolstered returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance. The Portfolio used futures and options to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative exposures, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Years	10-Years
Portfolio	0.86%	0.56%	0.13%	0.37%
Lipper (VIP) Money Market Funds Average	N/A	0.39	0.09	0.31
Lipper US Government Money Market Index	N/A	0.36	0.08	0.24

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2017, the Government Money Market Portfolio returned 0.56%.

The net assets of the Portfolio at December 31, 2017 were $559.6 million.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank and Bank of Japan began to taper their asset purchases. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve (Fed) rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds.

In December, the Federal Reserve (Fed) increased the federal funds rate to a range between 1.25% and 1.50%, marking its third interest rate hike in 2017 and the fifth in its current tightening cycle. During 2017, economic growth picked up to an annualized pace above 3%, while inflation remained generally muted around 2%, allowing the Fed to continue increasing the federal funds rate gradually and also pulling the London Interbank Offered Rate (LIBOR) and money market mutual fund yields higher.

At the short end of the yield curve, a key theme for 2017 was spread tightening among credit securities versus government securities. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) Because of 2016’s money market fund reforms, credit sectors in the short end of the yield curve experienced significant spread widening as Rule 2a-7 money market investors flooded to the government sector of the market. Non-Rule 2a-7 investors took advantage of the wider spreads, driving them tighter. Supply-and-demand dynamics also created pockets of opportunity, as floating-rate spreads widened due to bouts of oversupply, making them less attractive relative to fixed-rate securities despite the rising interest rate environment.

What strategies or holdings affected the Portfolio’s performance?

Throughout the year, with the Fed’s rate hikes generally anticipated and broadcast, the Portfolio’s weighted average maturity and weighted average life were shortened ahead of the hikes, thus allowing the proceeds to be reinvested after the rate increases at higher levels in longer maturities.

At different times during 2017, the Portfolio took advantage of wider floating rate spreads and increased its positions in LIBOR floaters. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

Additionally, the Portfolio’s position in agency discount notes versus repurchase agreements and US Treasuries was shifted tactically based on relative value between the sectors.

*	Source: iMoneyNet, Inc. based on 105 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/26/2017.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	21.46%	15.48%	8.24%
S&P 500 Index	21.82	15.78	8.49

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the Stock Index Portfolio returned 21.46%.

The net assets of the Portfolio at December 31, 2017 were $3,928.3 million.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

With corporate earnings growth at a record high, US equity markets maintained their strong ascent throughout 2017. Investor concerns about the ability of the new administration to deliver on its widely hyped, pro-growth agenda, increasing geopolitical uncertainties, and low inflation echoed in the markets for much of the year. But as November unfolded, the markets increasingly focused on developments in Washington, DC and the likelihood of the tax bill being passed into legislation. The new tax changes are expected to have a more meaningful impact on larger-cap stocks, which outperformed mid-cap and small-cap stocks in 2017.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and the return of the benchmark), brokerage costs, and other costs and expenses caused the Portfolio’s return to be slightly lower than that of the S&P 500 Index (the Index).

Information technology was the largest sector in both the Portfolio and the Index, and the sector posted the largest returns, led by companies including Facebook, Amazon.com, and Apple.

The Portfolio had a small exposure to derivative instruments to help enhance liquidity, but the position did not have a material impact on performance. For additional information regarding the Portfolio’s derivative exposures, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential MEDLEY Program Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Bloomberg Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses.

PSF Conservative Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

MSCI World Index (GD) — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Conservative Balanced (Class I)	Actual	$1,000.00	$1,061.70	0.59%	$3.07
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,025.00	0.45%	$2.30
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29
Equity (Class I)	Actual	$1,000.00	$1,128.80	0.47%	$2.52
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Equity (Class II)	Actual	$1,000.00	$1,126.50	0.87%	$4.66
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Flexible Managed (Class I)	Actual	$1,000.00	$1,085.40	0.62%	$3.26
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Global (Class I)	Actual	$1,000.00	$1,109.60	0.79%	$4.20
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Government Income (Class I)	Actual	$1,000.00	$1,008.00	0.57%	$2.88
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Government Money Market (Class I)	Actual	$1,000.00	$1,003.80	0.36%	$1.82
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84
Stock Index (Class I)	Actual	$1,000.00	$1,112.40	0.32%	$1.70
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 89.0%
COMMON STOCKS — 51.0%	Shares	Value
Aerospace & Defense — 1.3%
Arconic, Inc.	21,480	$585,330
Boeing Co. (The)	31,050	9,156,956
General Dynamics Corp.	15,500	3,153,475
L3 Technologies, Inc.	4,500	890,325
Lockheed Martin Corp.	13,900	4,462,595
MTU Aero Engines AG (Germany)	1,966	351,313
Northrop Grumman Corp.	9,662	2,965,364
Raytheon Co.	16,100	3,024,385
Rockwell Collins, Inc.	9,200	1,247,704
Safran SA (France)	1,136	117,173
Textron, Inc.	14,900	843,191
Thales SA (France)	379	40,788
TransDigm Group, Inc.(a)	2,700	741,474
United Technologies Corp.	41,200	5,255,884

		32,835,957

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	7,900	703,811
Deutsche Post AG (Germany)	3,617	171,929
Expeditors International of Washington, Inc.	10,100	653,369
FedEx Corp.	13,780	3,438,661
United Parcel Service, Inc. (Class B Stock)	38,200	4,551,530

		9,519,300

Airlines — 0.3%
Alaska Air Group, Inc.	7,300	536,623
American Airlines Group, Inc.	24,000	1,248,720
Delta Air Lines, Inc.	36,900	2,066,400
Deutsche Lufthansa AG (Germany)	12,701	466,427
International Consolidated Airlines Group SA (United Kingdom)	3,186	27,610
Southwest Airlines Co.	30,500	1,996,225
United Continental Holdings, Inc.*	14,300	963,820

		7,305,825

Auto Components — 0.1%
Aisin Seiki Co. Ltd. (Japan)	600	33,614
Aptiv PLC	15,200	1,289,416
BorgWarner, Inc.	10,800	551,772
Denso Corp. (Japan)	600	35,945
Faurecia (France)	4,482	349,304
Goodyear Tire & Rubber Co. (The)	13,400	432,954
Koito Manufacturing Co. Ltd. (Japan)	400	28,005
Stanley Electric Co. Ltd. (Japan)	7,500	303,469
Toyota Industries Corp. (Japan)	600	38,459

		3,062,938

Automobiles — 0.3%
Bayerische Motoren Werke AG (Germany)	1,187	123,070
Daimler AG (Germany)	3,463	292,832
Ferrari NV (Italy)	442	46,313
Fiat Chrysler Automobiles NV (United Kingdom)*	3,504	62,558
Ford Motor Co.	216,685	2,706,396
General Motors Co.	72,700	2,979,973

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Harley-Davidson, Inc.(a)	9,100	$463,008
Honda Motor Co. Ltd. (Japan)	5,800	197,939
Peugeot SA (France)	974	19,783
Suzuki Motor Corp. (Japan)	8,100	468,858
Toyota Motor Corp. (Japan)	9,300	592,689
Volkswagen AG (Germany)	123	24,822

		7,978,241

Banks — 3.5%
ABN AMRO Group NV (Netherlands), CVA 144A	11,682	376,637
Aozora Bank Ltd. (Japan)	4,300	166,850
Banco Bilbao Vizcaya Argentaria SA (Spain)	3,498	29,727
Banco Santander SA (Spain)	3,911	25,641
Bank Leumi Le-Israel BM (Israel)	5,300	31,902
Bank of America Corp.	543,421	16,041,788
Bank of East Asia Ltd. (The) (Hong Kong)	77,200	333,868
Bank of Queensland Ltd. (Australia)	9,296	91,949
Bankinter SA (Spain)	18,408	174,134
BB&T Corp.	44,800	2,227,456
BNP Paribas SA (France)	4,105	305,364
CaixaBank SA (Spain)	12,804	59,523
Citigroup, Inc.	148,885	11,078,533
Citizens Financial Group, Inc.	27,300	1,146,054
Comerica, Inc.	9,600	833,376
Commonwealth Bank of Australia (Australia)	6,199	386,870
Danske Bank A/S (Denmark)	4,882	190,017
DBS Group Holdings Ltd. (Singapore)	6,500	120,226
Fifth Third Bancorp	40,821	1,238,509
Hang Seng Bank Ltd. (Hong Kong)	3,800	94,274
HSBC Holdings PLC (United Kingdom)	69,370	716,457
Huntington Bancshares, Inc.	58,036	845,004
ING Groep NV (Netherlands)	13,999	256,975
Intesa Sanpaolo SpA (Italy)	54,316	180,212
Intesa Sanpaolo SpA, RSP (Italy)	11,867	37,833
JPMorgan Chase & Co.	194,645	20,815,336
KBC Groep NV (Belgium)	4,931	420,186
KeyCorp.	59,400	1,198,098
Lloyds Banking Group PLC (United Kingdom)	599,658	549,875
M&T Bank Corp.	8,400	1,436,316
Mediobanca SpA (Italy)	30,670	347,513
Mitsubishi UFJ Financial Group, Inc. (Japan)	15,600	113,536
Mizrahi Tefahot Bank Ltd. (Israel)	18,256	336,278
Mizuho Financial Group, Inc. (Japan)	85,500	154,592
Oversea-Chinese Banking Corp. Ltd. (Singapore)	37,000	341,815
People’s United Financial, Inc.	16,500	308,550
PNC Financial Services Group, Inc. (The)	26,633	3,842,876
Regions Financial Corp.	64,803	1,119,796

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Resona Holdings, Inc. (Japan)	8,000	$47,670
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	5,540	65,053
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	211,212
SunTrust Banks, Inc.	26,500	1,711,635
Swedbank AB (Sweden) (Class A Stock)	3,315	79,974
U.S. Bancorp	88,085	4,719,594
United Overseas Bank Ltd. (Singapore)	4,700	92,651
Wells Fargo & Co.	247,664	15,025,775
Zions Bancorporation	11,550	587,087

		90,514,597

Beverages — 1.0%
Anheuser-Busch InBev SA/NV (Belgium)	58	6,475
Asahi Group Holdings Ltd. (Japan)	1,400	69,468
Brown-Forman Corp. (Class B Stock)(a)	10,700	734,769
Coca-Cola Co. (The)	212,801	9,763,310
Coca-Cola HBC AG (Switzerland)*	2,160	70,541
Constellation Brands, Inc. (Class A Stock)	9,700	2,217,129
Diageo PLC (United Kingdom)	9,905	363,061
Dr. Pepper Snapple Group, Inc.	10,500	1,019,130
Kirin Holdings Co. Ltd. (Japan)	2,900	73,084
Molson Coors Brewing Co. (Class B Stock)	10,500	861,735
Monster Beverage Corp.*	22,900	1,449,341
PepsiCo, Inc.	79,207	9,498,504
Pernod Ricard SA (France)	753	119,090
Treasury Wine Estates Ltd. (Australia)	639	7,929

		26,253,566

Biotechnology — 1.4%
AbbVie, Inc.	88,400	8,549,164
Alexion Pharmaceuticals, Inc.*	12,400	1,482,916
Amgen, Inc.	40,437	7,031,994
Biogen, Inc.*	11,760	3,746,383
Celgene Corp.*	43,400	4,529,224
Gilead Sciences, Inc.	72,400	5,186,736
Incyte Corp.*	9,700	918,687
Regeneron Pharmaceuticals, Inc.*	4,340	1,631,667
Vertex Pharmaceuticals, Inc.*	14,200	2,128,012

		35,204,783

Building Products — 0.2%
A.O. Smith Corp.	7,800	477,984
Allegion PLC	5,133	408,382
Asahi Glass Co. Ltd. (Japan)	700	30,257
Fortune Brands Home & Security, Inc.	8,800	602,272
Johnson Controls International PLC	51,622	1,967,314
Masco Corp.	17,200	755,768

		4,241,977

COMMON STOCKS (continued)	Shares	Value
Capital Markets — 1.6%
3i Group PLC (United Kingdom)	1,967	$24,216
Affiliated Managers Group, Inc.	3,100	636,275
Ameriprise Financial, Inc.	8,320	1,409,990
Bank of New York Mellon Corp. (The)	57,258	3,083,916
BlackRock, Inc.	6,900	3,544,599
Cboe Global Markets, Inc.	6,000	747,540
Charles Schwab Corp. (The)	66,050	3,392,988
CME Group, Inc.	18,900	2,760,345
E*TRADE Financial Corp.*	15,820	784,197
Franklin Resources, Inc.	18,200	788,606
Goldman Sachs Group, Inc. (The)	20,000	5,095,200
Intercontinental Exchange, Inc.	32,655	2,304,137
Invesco Ltd.	22,500	822,150
Julius Baer Group Ltd. (Switzerland)*	398	24,338
London Stock Exchange Group PLC (United Kingdom)	1,157	59,177
Macquarie Group Ltd. (Australia)	5,696	440,556
Moody’s Corp.	9,500	1,402,295
Morgan Stanley	78,380	4,112,599
Nasdaq, Inc.	6,800	522,444
Natixis SA (France)	42,078	332,353
Nomura Holdings, Inc. (Japan)	900	5,276
Northern Trust Corp.	12,300	1,228,647
Partners Group Holding AG (Switzerland)(a)	557	381,653
Raymond James Financial, Inc.	7,200	642,960
S&P Global, Inc.	14,300	2,422,420
Schroders PLC (United Kingdom)	595	28,165
State Street Corp.	20,800	2,030,288
T. Rowe Price Group, Inc.(a)	13,700	1,437,541

		40,464,871

Chemicals — 1.2%
Air Products & Chemicals, Inc.	12,400	2,034,592
Albemarle Corp.(a)	6,100	780,129
Arkema SA (France)	245	29,830
Asahi Kasei Corp. (Japan)	4,000	51,478
BASF SE (Germany)	3,371	369,567
CF Industries Holdings, Inc.	13,200	561,528
Covestro AG (Germany), 144A	4,294	442,137
DowDuPont, Inc.	129,341	9,211,666
Eastman Chemical Co.(a)	8,400	778,176
Ecolab, Inc.	14,400	1,932,192
FMC Corp.	7,500	709,950
Hitachi Chemical Co. Ltd. (Japan)	400	10,242
International Flavors & Fragrances, Inc.	4,500	686,745
JSR Corp. (Japan)	400	7,858
Koninklijke DSM NV (Netherlands)	665	63,523
LyondellBasell Industries NV (Class A Stock)	18,000	1,985,760
Mitsubishi Chemical Holdings Corp. (Japan)	41,600	455,184
Mitsui Chemicals, Inc. (Japan)	1,200	38,481
Monsanto Co.	24,394	2,848,731
Mosaic Co. (The)	17,500	449,050

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
PPG Industries, Inc.	14,600	$1,705,572
Praxair, Inc.	16,100	2,490,348
Sherwin-Williams Co. (The)	4,650	1,906,686
Shin-Etsu Chemical Co. Ltd. (Japan)	1,400	141,852
Sumitomo Chemical Co. Ltd. (Japan)	6,000	42,934
Teijin Ltd. (Japan)	14,900	331,077
Tosoh Corp. (Japan)	2,400	54,144

		30,119,432

Commercial Services & Supplies — 0.2%
Cintas Corp.	4,800	747,984
Dai Nippon Printing Co. Ltd. (Japan)	7,000	155,843
Republic Services, Inc.	13,165	890,086
Secom Co. Ltd. (Japan)	800	60,354
Stericycle, Inc.*	4,900	333,151
Toppan Printing Co. Ltd. (Japan)	2,000	18,066
Waste Management, Inc.	22,342	1,928,115

		4,133,599

Communications Equipment — 0.5%
Cisco Systems, Inc.	277,100	10,612,930
F5 Networks, Inc.*	3,500	459,270
Harris Corp.	6,700	949,055
Juniper Networks, Inc.	20,500	584,250
Motorola Solutions, Inc.	9,389	848,202

		13,453,707

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	685	26,759
CIMIC Group Ltd. (Australia)	8,546	341,801
Fluor Corp.	7,800	402,870
Hochtief AG (Germany)	71	12,539
Jacobs Engineering Group, Inc.	6,700	441,932
Kajima Corp. (Japan)	26,000	249,805
Obayashi Corp. (Japan)	15,600	188,450
Quanta Services, Inc.*	8,400	328,524
Taisei Corp. (Japan)	800	39,785
Vinci SA (France)	1,813	185,092

		2,217,557

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	3,700	817,848
Vulcan Materials Co.	7,600	975,612

		1,793,460

Consumer Finance — 0.4%
American Express Co.	40,700	4,041,917
Capital One Financial Corp.	26,861	2,674,818
Discover Financial Services	20,640	1,587,629
Navient Corp.	13,200	175,824
Synchrony Financial	41,372	1,597,373

		10,077,561

Containers & Packaging — 0.2%
Avery Dennison Corp.	4,900	562,814

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Ball Corp.	19,900	$753,215
International Paper Co.	22,573	1,307,880
Packaging Corp. of America	5,600	675,080
Sealed Air Corp.	10,800	532,440
WestRock Co.	14,344	906,684

		4,738,113

Distributors — 0.1%
Genuine Parts Co.	8,400	798,084
LKQ Corp.*	16,600	675,122

		1,473,206

Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	11,600	304,152

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	106,700	21,150,074
Challenger Ltd. (Australia)	2,081	22,694
Leucadia National Corp.	16,700	442,383
ORIX Corp. (Japan)	23,700	399,603

		22,014,754

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	340,338	13,232,341
CenturyLink, Inc.	50,879	848,662
Deutsche Telekom AG (Germany)	11,860	209,642
Koninklijke KPN NV (Netherlands)	12,525	43,728
Nippon Telegraph & Telephone Corp. (Japan)	9,000	423,127
Orange SA (France)	9,710	168,282
Swisscom AG (Switzerland)	95	50,517
TDC A/S (Denmark)	29,410	180,657
Telecom Italia SpA (Italy)*	370,517	319,977
Telecom Italia SpA, RSP (Italy)	22,010	15,612
Telenor ASA (Norway)	1,622	34,722
Verizon Communications, Inc.	226,076	11,966,203

		27,493,470

Electric Utilities — 0.9%
Alliant Energy Corp.	12,400	528,364
American Electric Power Co., Inc.	27,160	1,998,161
CK Infrastructure Holdings Ltd. (Hong Kong)	2,000	17,162
CLP Holdings Ltd. (Hong Kong)	2,500	25,576
Duke Energy Corp.	38,861	3,268,599
Edison International	18,500	1,169,940
EDP-Energias de Portugal SA (Portugal)	30,232	104,577
Endesa SA (Spain)(a)	4,783	102,298
Enel SpA (Italy)	78,259	481,235
Entergy Corp.	10,300	838,317
Eversource Energy	18,000	1,137,240
Exelon Corp.	52,513	2,069,537
FirstEnergy Corp.	24,206	741,188
Iberdrola SA (Spain)	36,403	281,806
Kansai Electric Power Co., Inc. (The) (Japan)	2,700	33,021
Kyushu Electric Power Co., Inc. (Japan)	1,500	15,712

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
NextEra Energy, Inc.	26,000	$4,060,940
Orsted A/S (Denmark), 144A	606	33,032
PG&E Corp.	28,200	1,264,206
Pinnacle West Capital Corp.	6,600	562,188
PPL Corp.	37,300	1,154,435
Red Electrica Corp. SA (Spain)	1,526	34,254
Southern Co. (The)	55,400	2,664,186
SSE PLC (United Kingdom)	15,720	279,466
Tohoku Electric Power Co., Inc. (Japan)	1,700	21,704
Xcel Energy, Inc.	27,710	1,333,128

		24,220,272

Electrical Equipment — 0.3%
Acuity Brands, Inc.(a)	2,300	404,800
AMETEK, Inc.	12,900	934,863
Eaton Corp. PLC	24,637	1,946,569
Emerson Electric Co.	35,500	2,473,995
Mitsubishi Electric Corp. (Japan)	7,100	117,665
Rockwell Automation, Inc.	7,300	1,433,355
Schneider Electric SE (France)*	2,059	174,563
Siemens Gamesa Renewable Energy SA (Spain)	831	11,379

		7,497,189

Electronic Equipment, Instruments & Components — 0.2%
Alps Electric Co. Ltd. (Japan)	1,200	34,135
Amphenol Corp. (Class A Stock)	16,800	1,475,040
Corning, Inc.	50,000	1,599,500
FLIR Systems, Inc.	8,100	377,622
Hitachi Ltd. (Japan)	68,000	527,558
Kyocera Corp. (Japan)	5,900	385,193
Nippon Electric Glass Co. Ltd. (Japan)	800	30,449
Omron Corp. (Japan)	700	41,635
TE Connectivity Ltd.	19,600	1,862,784

		6,333,916

Energy Equipment & Services — 0.4%
Baker Hughes a GE Co.	22,798	721,329
Halliburton Co.	48,000	2,345,760
Helmerich & Payne, Inc.(a)	6,200	400,768
National Oilwell Varco, Inc.(a)	21,500	774,430
Schlumberger Ltd.	77,024	5,190,647
TechnipFMC PLC (United Kingdom)	24,300	760,833

		10,193,767

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	5,200	679,068
American Tower Corp.	24,100	3,438,347
Apartment Investment & Management Co. (Class A Stock)	8,233	359,864
AvalonBay Communities, Inc.	7,875	1,404,979
Boston Properties, Inc.	8,800	1,144,264
British Land Co. PLC (The) (United Kingdom)	37,277	347,173
Crown Castle International Corp.	22,900	2,542,129

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust, Inc.	11,300	$1,287,070
Duke Realty Corp.	18,800	511,548
Equinix, Inc.	4,454	2,018,642
Equity Residential	20,800	1,326,416
Essex Property Trust, Inc.	3,750	905,137
Extra Space Storage, Inc.(a)	7,000	612,150
Federal Realty Investment Trust	4,100	544,521
GGP, Inc.	33,100	774,209
Goodman Group (Australia)	6,830	44,754
GPT Group (The) (Australia)	6,547	26,043
HCP, Inc.	25,500	665,040
Host Hotels & Resorts, Inc.(a)	39,182	777,763
Iron Mountain, Inc.	14,702	554,706
Kimco Realty Corp.(a)	21,800	395,670
Klepierre SA (France)	9,121	400,907
Land Securities Group PLC (United Kingdom)	2,729	37,078
Macerich Co. (The)	6,400	420,352
Mid-America Apartment Communities, Inc.	6,600	663,696
Mirvac Group (Australia)	7,627	13,948
Nippon Building Fund, Inc. (Japan)	5	24,457
Prologis, Inc.	29,277	1,888,659
Public Storage	8,500	1,776,500
Realty Income Corp.(a)	15,500	883,810
Regency Centers Corp.(a)	8,000	553,440
SBA Communications Corp.*	6,600	1,078,176
Simon Property Group, Inc.	17,293	2,969,900
SL Green Realty Corp.(a)	5,500	555,115
Stockland (Australia)	88,132	307,434
UDR, Inc.	14,500	558,540
Ventas, Inc.	20,118	1,207,281
Vornado Realty Trust	9,925	775,937
Welltower, Inc.	20,800	1,326,416
Weyerhaeuser Co.	41,118	1,449,821

		37,250,960

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	24,300	4,522,716
CVS Health Corp.	56,348	4,085,230
ICA Gruppen AB (Sweden)	2,386	86,681
J. Sainsbury PLC (United Kingdom)	105,999	345,167
Kroger Co. (The)	49,192	1,350,321
METRO AG (Germany)*	4,278	85,212
Sysco Corp.	26,900	1,633,637
Tesco PLC (United Kingdom)	30,119	85,210
Wal-Mart Stores, Inc.	81,100	8,008,625
Walgreens Boots Alliance, Inc.	49,300	3,580,166
Wesfarmers Ltd. (Australia)	10,054	347,646
WM Morrison Supermarkets PLC (United Kingdom)	88,602	263,189

		24,393,800

Food Products — 0.7%
Archer-Daniels-Midland Co.	31,126	1,247,530
Campbell Soup Co.(a)	10,800	519,588
Chocoladefabriken Lindt & Spruengli AG (Switzerland) (Class C Stock)	4	24,418

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Conagra Brands, Inc.	23,100	$870,177
General Mills, Inc.	31,700	1,879,493
Golden Agri-Resources Ltd. (Singapore)	299,500	82,683
Hershey Co. (The)	8,000	908,080
Hormel Foods Corp.(a)	15,300	556,767
J.M. Smucker Co. (The)(a)	6,600	819,984
Kellogg Co.(a)	14,300	972,114
Kraft Heinz Co. (The)	33,117	2,575,178
Marine Harvest ASA (Norway)*	21,265	359,606
McCormick & Co., Inc.(a)	6,700	682,797
Mondelez International, Inc. (Class A Stock)	83,553	3,576,068
Nestle SA (Switzerland)	6,830	587,218
NH Foods Ltd. (Japan)	11,000	267,952
Orkla ASA (Norway)	5,128	54,342
Tate & Lyle PLC (United Kingdom)	35,691	338,295
Tyson Foods, Inc. (Class A Stock)	16,400	1,329,548
WH Group Ltd. (Hong Kong), 144A	384,500	433,344
Wilmar International Ltd. (Singapore)	5,800	13,366

		18,098,548

Gas Utilities — 0.0%
Gas Natural SDG SA (Spain)	2,481	57,258

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	96,300	5,495,841
Align Technology, Inc.*	4,000	888,760
Baxter International, Inc.	27,700	1,790,528
Becton, Dickinson & Co.	14,810	3,170,229
Boston Scientific Corp.*	75,867	1,880,743
Cochlear Ltd. (Australia)	196	26,127
Cooper Cos., Inc. (The)	2,840	618,779
Danaher Corp.	33,900	3,146,598
DENTSPLY SIRONA, Inc.	13,200	868,956
Edwards Lifesciences Corp.*	11,900	1,341,249
Hologic, Inc.*	14,900	636,975
IDEXX Laboratories, Inc.*	4,800	750,624
Intuitive Surgical, Inc.*	6,360	2,321,018
Medtronic PLC	75,090	6,063,518
Olympus Corp. (Japan)	1,100	42,081
ResMed, Inc.(a)	8,100	685,989
Smith & Nephew PLC (United Kingdom)	20,897	361,582
Sonova Holding AG (Switzerland)	194	30,282
Straumann Holding AG (Switzerland)	76	53,614
Stryker Corp.	17,800	2,756,152
Varian Medical Systems, Inc.*	5,000	555,750
Zimmer Biomet Holdings, Inc.	11,400	1,375,638

		34,861,033

Health Care Providers & Services — 1.4%
Aetna, Inc.	18,469	3,331,623
Alfresa Holdings Corp. (Japan)	2,300	53,872
AmerisourceBergen Corp.	8,900	817,198
Anthem, Inc.	14,600	3,285,146
Cardinal Health, Inc.	17,950	1,099,797

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Centene Corp.*	9,800	$988,624
Cigna Corp.	14,000	2,843,260
DaVita, Inc.*	8,700	628,575
Envision Healthcare Corp.*(a)	7,200	248,832
Express Scripts Holding Co.*	32,049	2,392,137
Fresenius Medical Care AG & Co. KGaA (Germany)	1,564	164,235
Fresenius SE & Co. KGaA (Germany)	1,517	117,979
HCA Healthcare, Inc.*	16,300	1,431,792
Henry Schein, Inc.*	9,200	642,896
Humana, Inc.	8,200	2,034,174
Laboratory Corp. of America Holdings*	5,900	941,109
McKesson Corp.	11,630	1,813,698
Medipal Holdings Corp. (Japan)	7,000	136,665
Patterson Cos., Inc.(a)	4,500	162,585
Quest Diagnostics, Inc.	7,900	778,071
Ramsay Health Care Ltd. (Australia)	540	29,488
Sonic Healthcare Ltd. (Australia)	6,828	121,425
UnitedHealth Group, Inc.	53,600	11,816,656
Universal Health Services, Inc. (Class B Stock)	5,200	589,420

		36,469,257

Health Care Technology — 0.0%
Cerner Corp.*	17,300	1,165,847

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	1,947	35,852
Carnival Corp.	22,600	1,499,962
Chipotle Mexican Grill, Inc.*(a)	1,400	404,642
Darden Restaurants, Inc.	6,950	667,339
Galaxy Entertainment Group Ltd. (Hong Kong)	31,000	247,498
Genting Singapore PLC (Singapore)	338,500	330,593
Hilton Worldwide Holdings, Inc.	11,800	942,348
Marriott International, Inc. (Class A Stock)	17,668	2,398,078
McDonald’s Corp.	44,900	7,728,188
MGM Resorts International	28,900	964,971
Norwegian Cruise Line Holdings Ltd.*	10,100	537,825
Oriental Land Co. Ltd. (Japan)	1,500	136,469
Royal Caribbean Cruises Ltd.	9,500	1,133,160
Starbucks Corp.	80,000	4,594,400
TUI AG (Germany)	1,957	40,544
Wyndham Worldwide Corp.	5,620	651,189
Wynn Resorts Ltd.	4,700	792,373
Yum! Brands, Inc.	19,300	1,575,073

		24,680,504

Household Durables — 0.3%
Berkeley Group Holdings PLC (United Kingdom)	1,121	63,410
D.R. Horton, Inc.	18,700	955,009
Garmin Ltd.(a)	6,000	357,420

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Leggett & Platt, Inc.(a)	7,400	$353,202
Lennar Corp. (Class A Stock)(a)	11,700	739,908
Mohawk Industries, Inc.*	3,640	1,004,276
Newell Brands, Inc.	27,414	847,093
Panasonic Corp. (Japan)	7,800	113,833
Persimmon PLC (United Kingdom)	11,972	442,296
PulteGroup, Inc.(a)	14,622	486,181
Sony Corp. (Japan)	12,500	561,036
Taylor Wimpey PLC (United Kingdom)	11,771	32,749
Whirlpool Corp.	4,026	678,945

		6,635,358

Household Products — 0.8%
Church & Dwight Co., Inc.	13,400	672,278
Clorox Co. (The)	7,300	1,085,802
Colgate-Palmolive Co.	48,800	3,681,960
Henkel AG & Co. KGaA (Germany)	372	44,546
Kimberly-Clark Corp.	19,600	2,364,936
Procter & Gamble Co. (The)	141,325	12,984,941

		20,834,463

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp.	34,000	368,220
NRG Energy, Inc.	15,500	441,440
Uniper SE (Germany)	723	22,524

		832,184

Industrial Conglomerates — 1.0%
3M Co.	33,300	7,837,821
CK Hutchison Holdings Ltd. (Hong Kong)	9,916	124,250
General Electric Co.	479,830	8,373,034
Honeywell International, Inc.	42,312	6,488,968
Jardine Matheson Holdings Ltd. (Hong Kong)	5,500	334,125
Jardine Strategic Holdings Ltd. (Hong Kong)	800	31,664
Roper Technologies, Inc.	5,800	1,502,200
Siemens AG (Germany)	490	67,844

		24,759,906

Insurance — 1.3%
Aflac, Inc.	21,900	1,922,382
Ageas (Belgium)	681	33,266
AIA Group Ltd. (Hong Kong)	41,200	350,433
Allianz SE (Germany)	1,629	372,792
Allstate Corp. (The)	20,100	2,104,671
American International Group, Inc.	49,839	2,969,408
Aon PLC	14,100	1,889,400
Arthur J. Gallagher & Co.	9,800	620,144
Assurant, Inc.	3,000	302,520
AXA SA (France)	6,965	206,395
Baloise Holding AG (Switzerland)	176	27,358
Brighthouse Financial, Inc.*	5,254	308,095
Chubb Ltd.	25,786	3,768,108
Cincinnati Financial Corp.	8,437	632,522
Direct Line Insurance Group PLC (United Kingdom)	70,663	363,616

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Everest Re Group Ltd.	2,500	$553,150
Hartford Financial Services Group, Inc. (The)	19,900	1,119,972
Insurance Australia Group Ltd. (Australia)	19,240	108,365
Legal & General Group PLC (United Kingdom)	112,424	413,897
Lincoln National Corp.	12,118	931,511
Loews Corp.	15,875	794,226
Marsh & McLennan Cos., Inc.	28,400	2,311,476
MetLife, Inc.	58,900	2,977,984
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	572	123,523
NN Group NV (Netherlands)	1,140	49,309
Principal Financial Group, Inc.	15,300	1,079,568
Progressive Corp. (The)	32,300	1,819,136
Sampo OYJ (Finland) (Class A Stock)	2,726	149,608
SCOR SE (France)	8,497	341,524
Suncorp Group Ltd. (Australia)	4,649	50,108
Swiss Life Holding AG (Switzerland)*	982	347,112
Swiss Re AG (Switzerland)	4,337	405,599
Torchmark Corp.	6,225	564,670
Travelers Cos., Inc. (The)	15,335	2,080,039
Unum Group	12,610	692,163
Willis Towers Watson PLC	7,540	1,136,203
XL Group Ltd. (Bermuda)	14,000	492,240
Zurich Insurance Group AG (Switzerland)	93	28,276

		34,440,769

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.*	22,200	25,962,234
Expedia, Inc.	6,950	832,402
Netflix, Inc.*	23,950	4,597,442
Priceline Group, Inc. (The)*	2,760	4,796,162
TripAdvisor, Inc.*	6,150	211,929

		36,400,169

Internet Software & Services — 2.4%
Akamai Technologies, Inc.*	9,400	611,376
Alphabet, Inc. (Class A Stock)*	16,660	17,549,644
Alphabet, Inc. (Class C Stock)*	16,823	17,603,587
eBay, Inc.*	55,200	2,083,248
Facebook, Inc. (Class A Stock)*	132,550	23,389,773
United Internet AG (Germany)	451	30,903
VeriSign, Inc.*(a)	5,100	583,644

		61,852,175

IT Services — 2.0%
Accenture PLC (Class A Stock)	34,300	5,250,987
Alliance Data Systems Corp.	2,740	694,535
Amadeus IT Group SA (Spain)	6,083	437,747
Atos SE (France)	354	51,468
Automatic Data Processing, Inc.	24,700	2,894,593
Cognizant Technology Solutions Corp. (Class A Stock)	32,700	2,322,354

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Computershare Ltd. (Australia)	1,667	$21,120
CSRA, Inc.	8,200	245,344
DXC Technology Co.	16,128	1,530,547
Fidelity National Information Services, Inc.	18,800	1,768,892
Fiserv, Inc.*	11,700	1,534,221
Gartner, Inc.*	5,300	652,695
Global Payments, Inc.	8,800	882,112
International Business Machines Corp.	48,100	7,379,502
Mastercard, Inc. (Class A Stock)	51,800	7,840,448
Paychex, Inc.	18,100	1,232,248
PayPal Holdings, Inc.*	63,000	4,638,060
Total System Services, Inc.	9,696	766,857
Visa, Inc. (Class A Stock)(a)	101,400	11,561,628
Western Union Co. (The)(a)	25,210	479,242

		52,184,600

Leisure Products — 0.0%
Hasbro, Inc.	6,300	572,607
Mattel, Inc.(a)	16,051	246,864

		819,471

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	18,314	1,226,489
Illumina, Inc.*	8,300	1,813,467
IQVIA Holdings, Inc.*	8,600	841,940
Lonza Group AG (Switzerland)*	56	15,103
Mettler-Toledo International, Inc.*	1,450	898,304
PerkinElmer, Inc.	6,600	482,592
QIAGEN NV*	390	12,164
Thermo Fisher Scientific, Inc.	22,200	4,215,336
Waters Corp.*	4,600	888,674

		10,394,069

Machinery — 0.9%
Atlas Copco AB (Sweden) (Class A Stock)	9,821	423,836
Atlas Copco AB (Sweden) (Class B Stock)	1,000	38,327
Caterpillar, Inc.	32,800	5,168,624
Cummins, Inc.	8,800	1,554,432
Deere & Co.	17,700	2,770,227
Dover Corp.	9,000	908,910
Flowserve Corp.(a)	7,200	303,336
Fortive Corp.	17,150	1,240,802
Illinois Tool Works, Inc.	17,200	2,869,820
IMI PLC (United Kingdom)	998	17,930
Ingersoll-Rand PLC	14,000	1,248,660
Komatsu Ltd. (Japan)	7,200	260,206
Minebea Mitsumi, Inc. (Japan)	1,400	29,200
PACCAR, Inc.	19,243	1,367,792
Parker-Hannifin Corp.	7,565	1,509,823
Pentair PLC (United Kingdom)	9,577	676,328
Sandvik AB (Sweden)	23,053	403,536
Schindler Holding AG (Switzerland)	71	16,055
Schindler Holding AG (Switzerland) (Part. Cert.)	148	34,038
SMC Corp. (Japan)	200	82,077

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Snap-on, Inc.(a)	3,500	$610,050
Stanley Black & Decker, Inc.	8,697	1,475,794
Sumitomo Heavy Industries Ltd. (Japan)	1,400	58,990
Volvo AB (Sweden) (Class B Stock)	25,755	479,607
Xylem, Inc.	10,400	709,280
Yangzijiang Shipbuilding Holdings Ltd. (China)	36,500	40,023

		24,297,703

Marine — 0.0%
A.P. Moeller-Maersk A/S (Denmark) (Class A Stock)	6	9,996
Kuehne + Nagel International AG (Switzerland)	196	34,676

		44,672

Media — 1.4%
CBS Corp. (Class B Stock)	20,034	1,182,006
Charter Communications, Inc. (Class A Stock)*	11,080	3,722,437
Comcast Corp. (Class A Stock)	260,680	10,440,234
Discovery Communications, Inc. (Class A Stock)*(a)	8,500	190,230
Discovery Communications, Inc. (Class C Stock)*	10,300	218,051
DISH Network Corp. (Class A Stock)*	12,600	601,650
I-Cable Communications Ltd. (Hong Kong)*	3,831	112
Interpublic Group of Cos., Inc. (The)	21,031	423,985
News Corp. (Class A Stock)	20,175	327,037
News Corp. (Class B Stock)	4,800	79,680
Omnicom Group, Inc.(a)	13,200	961,356
RTL Group SA (Luxembourg)	287	23,039
Scripps Networks Interactive, Inc. (Class A Stock)	5,400	461,052
Time Warner, Inc.	43,166	3,948,394
Toho Co. Ltd. (Japan)	4,000	138,460
Twenty-First Century Fox, Inc. (Class A Stock)	57,700	1,992,381
Twenty-First Century Fox, Inc. (Class B Stock)	24,300	829,116
Viacom, Inc. (Class B Stock)	18,634	574,113
Walt Disney Co. (The)	84,900	9,127,599

		35,240,932

Metals & Mining — 0.2%
Anglo American PLC (United Kingdom)	22,190	461,528
ArcelorMittal (Luxembourg)*	14,593	473,443
BHP Billiton Ltd. (Australia)	11,736	269,587
BHP Billiton PLC (Australia)	7,571	153,088
BlueScope Steel Ltd. (Australia)	2,075	24,714
Boliden AB (Sweden)	986	33,719
Fortescue Metals Group Ltd. (Australia)	48,108	182,058
Freeport-McMoRan, Inc.*	71,888	1,362,997
JFE Holdings, Inc. (Japan)	3,000	71,692

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Mitsubishi Materials Corp. (Japan)	200	$7,097
Newmont Mining Corp.	28,800	1,080,576
Nippon Steel & Sumitomo Metal Corp. (Japan)	2,900	74,093
Nucor Corp.	18,100	1,150,798
Rio Tinto PLC (United Kingdom)	2,769	145,255
South32 Ltd. (Australia)	18,712	50,720
voestalpine AG (Austria)	5,189	309,798

		5,851,163

Multi-Utilities — 0.5%
AGL Energy Ltd. (Australia)	2,131	40,382
Ameren Corp.	13,900	819,961
CenterPoint Energy, Inc.	23,600	669,296
CMS Energy Corp.	16,000	756,800
Consolidated Edison, Inc.	17,300	1,469,635
Dominion Energy, Inc.	35,732	2,896,436
DTE Energy Co.	10,200	1,116,492
National Grid PLC (United Kingdom)	8,177	96,395
NiSource, Inc.	17,300	444,091
Public Service Enterprise Group, Inc.	28,300	1,457,450
SCANA Corp.	8,400	334,152
Sempra Energy	14,219	1,520,295
WEC Energy Group, Inc.	17,913	1,189,961

		12,811,346

Multiline Retail — 0.2%
Dollar General Corp.	14,300	1,330,043
Dollar Tree, Inc.*	13,465	1,444,929
Don Quijote Holdings Co. Ltd. (Japan)	400	20,852
J. Front Retailing Co. Ltd. (Japan)	10,000	187,922
Kohl’s Corp.(a)	9,100	493,493
Macy’s, Inc.(a)	16,174	407,423
Next PLC (United Kingdom)	882	53,757
Nordstrom, Inc.(a)	6,100	289,018
Target Corp.	30,300	1,977,075

		6,204,512

Oil, Gas & Consumable Fuels — 2.7%
Anadarko Petroleum Corp.	30,654	1,644,281
Andeavor	8,000	914,720
Apache Corp.(a)	20,514	866,101
BP PLC (United Kingdom)	62,368	437,528
Cabot Oil & Gas Corp.	25,600	732,160
Caltex Australia Ltd. (Australia)	943	24,981
Chesapeake Energy Corp.*(a)	40,100	158,796
Chevron Corp.	105,622	13,222,818
Cimarex Energy Co.	5,200	634,452
Concho Resources, Inc.*	8,500	1,276,870
ConocoPhillips	67,477	3,703,813
Devon Energy Corp.	28,400	1,175,760
Enagas SA (Spain)	833	23,823
EOG Resources, Inc.	32,000	3,453,120
EQT Corp.	12,800	728,576
Exxon Mobil Corp.	235,499	19,697,136
Galp Energia SGPS SA (Portugal)	4,071	74,795

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Hess Corp.(a)	15,100	$716,797
JXTG Holdings, Inc. (Japan)	16,000	102,821
Kinder Morgan, Inc.	106,098	1,917,191
Marathon Oil Corp.	45,882	776,782
Marathon Petroleum Corp.	28,082	1,852,850
Neste Oyj (Finland)	457	29,253
Newfield Exploration Co.*	9,800	308,994
Noble Energy, Inc.	25,800	751,812
Occidental Petroleum Corp.	42,400	3,123,184
OMV AG (Austria)	6,056	383,186
ONEOK, Inc.	20,800	1,111,760
Phillips 66	23,838	2,411,214
Pioneer Natural Resources Co.	9,650	1,668,003
Range Resources Corp.	10,300	175,718
Repsol SA (Spain)	23,631	417,238
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	15,815	527,954
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	13,687	460,896
TOTAL SA (France)	8,548	471,848
Valero Energy Corp.	24,500	2,251,795
Williams Cos., Inc. (The)	45,100	1,375,099
Woodside Petroleum Ltd. (Australia)	648	16,672

		69,620,797

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	1,905	59,140

Personal Products — 0.1%
Coty, Inc. (Class A Stock)(a)	24,000	477,360
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,700	1,615,948
Kao Corp. (Japan)	1,800	121,626
Unilever NV (United Kingdom), CVA	10,600	596,810
Unilever PLC (United Kingdom)	4,700	260,690

		3,072,434

Pharmaceuticals — 2.4%
Allergan PLC	18,575	3,038,498
Astellas Pharma, Inc. (Japan)	7,500	95,275
AstraZeneca PLC (United Kingdom)	4,556	314,389
Bayer AG (Germany)	3,649	453,435
Bristol-Myers Squibb Co.	90,870	5,568,514
Daiichi Sankyo Co. Ltd. (Japan)	2,100	54,604
Eli Lilly & Co.	53,700	4,535,502
GlaxoSmithKline PLC (United Kingdom)	6,410	113,516
Johnson & Johnson	149,148	20,838,958
Merck & Co., Inc.	151,633	8,532,389
Mitsubishi Tanabe Pharma Corp. (Japan)	800	16,488
Mylan NV*	29,300	1,239,683
Novartis AG (Switzerland)	8,700	732,127
Novo Nordisk A/S (Denmark) (Class B Stock)	6,660	357,878
Orion OYJ (Finland) (Class B Stock)	375	13,982

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Perrigo Co. PLC	7,400	$644,984
Pfizer, Inc.	330,770	11,980,489
Recordati SpA (Italy)	7,790	346,183
Roche Holding AG (Switzerland)	3,854	974,505
Sanofi (France)	7,238	623,132
Shionogi & Co. Ltd. (Japan)	1,100	59,438
Zoetis, Inc.	27,100	1,952,284

		62,486,253

Professional Services — 0.2%
Equifax, Inc.	7,000	825,440
Experian PLC (United Kingdom)	6,261	138,009
IHS Markit Ltd.*	19,800	893,970
Intertek Group PLC (United Kingdom)	591	41,331
Nielsen Holdings PLC(a)	18,700	680,680
Recruit Holdings Co. Ltd. (Japan)	3,500	86,905
Robert Half International, Inc.	7,500	416,550
Verisk Analytics, Inc.*	8,700	835,200

		3,918,085

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	16,200	701,622
CK Asset Holdings Ltd. (Hong Kong)	10,000	87,172
Daito Trust Construction Co. Ltd. (Japan)	400	81,493
Daiwa House Industry Co. Ltd. (Japan)	6,600	253,093
Henderson Land Development Co. Ltd. (Hong Kong)	4,400	28,930
Kerry Properties Ltd. (Hong Kong)	78,500	352,645
Sino Land Co. Ltd. (Hong Kong)	12,000	21,229
Sumitomo Realty & Development Co. Ltd. (Japan)	1,000	32,819
Wharf Holdings Ltd. (The) (Hong Kong)	5,000	17,242

		1,576,245

Road & Rail — 0.5%
Central Japan Railway Co. (Japan)	2,200	393,713
CSX Corp.	50,600	2,783,506
DSV A/S (Denmark)	687	54,057
East Japan Railway Co. (Japan)	1,200	117,022
JB Hunt Transport Services, Inc.	4,800	551,904
Kansas City Southern	6,200	652,364
Norfolk Southern Corp.	16,000	2,318,400
Union Pacific Corp.	44,400	5,954,040

		12,825,006

Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices, Inc.*(a)	40,300	414,284
Analog Devices, Inc.	20,258	1,803,570
Applied Materials, Inc.	59,100	3,021,192
ASM Pacific Technology Ltd. (Hong Kong)	1,000	13,873
ASML Holding NV (Netherlands)	1,505	261,656
Broadcom Ltd.	22,780	5,852,182
Intel Corp.	260,400	12,020,064

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	9,000	$945,630
Lam Research Corp.	9,150	1,684,241
Microchip Technology, Inc.(a)	13,000	1,142,440
Micron Technology, Inc.*	62,700	2,578,224
NVIDIA Corp.	33,250	6,433,875
Qorvo, Inc.*	7,507	499,966
QUALCOMM, Inc.	81,900	5,243,238
Skyworks Solutions, Inc.	10,500	996,975
STMicroelectronics NV (Switzerland)	2,331	50,848
Texas Instruments, Inc.	54,900	5,733,756
Tokyo Electron Ltd. (Japan)	2,600	469,013
Xilinx, Inc.	14,100	950,622

		50,115,649

Software — 2.6%
Activision Blizzard, Inc.	41,600	2,634,112
Adobe Systems, Inc.*	27,400	4,801,576
ANSYS, Inc.*	4,800	708,432
Autodesk, Inc.*	12,100	1,268,443
CA, Inc.	17,264	574,546
Cadence Design Systems, Inc.*	14,900	623,118
Check Point Software Technologies Ltd. (Israel)*(a)	2,200	227,964
Citrix Systems, Inc.*	8,000	704,000
Electronic Arts, Inc.*	17,100	1,796,526
Intuit, Inc.	13,800	2,177,364
Microsoft Corp.	429,200	36,713,768
Nexon Co. Ltd. (Japan)*	8,500	246,502
Oracle Corp.	168,700	7,976,136
Red Hat, Inc.*	10,100	1,213,010
Sage Group PLC (The) (United Kingdom)	2,669	28,693
salesforce.com, inc.*	37,900	3,874,517
SAP SE (Germany)	276	30,878
Symantec Corp.	32,878	922,557
Synopsys, Inc.*	8,700	741,588

		67,263,730

Specialty Retail — 1.1%
Advance Auto Parts, Inc.(a)	4,300	428,667
AutoZone, Inc.*	1,600	1,138,192
Best Buy Co., Inc.	14,925	1,021,915
CarMax, Inc.*	10,500	673,365
Fast Retailing Co. Ltd. (Japan)	200	79,523
Foot Locker, Inc.	6,400	300,032
Gap, Inc. (The)(a)	12,200	415,532
Home Depot, Inc. (The)	65,350	12,385,785
L Brands, Inc.	13,806	831,397
Lowe’s Cos., Inc.	46,800	4,349,592
O’Reilly Automotive, Inc.*	4,900	1,178,646
Ross Stores, Inc.	21,400	1,717,350
Signet Jewelers Ltd.(a)	3,400	192,270
Tiffany & Co.	5,720	594,594
TJX Cos., Inc. (The)	35,300	2,699,038
Tractor Supply Co.	7,300	545,675
Ulta Beauty, Inc.*	3,300	738,078

		29,289,651

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.	286,590	$48,499,626
Canon, Inc. (Japan)(a)	10,200	380,033
FUJIFILM Holdings Corp. (Japan)	1,500	61,207
Hewlett Packard Enterprise Co.	90,948	1,306,013
HP, Inc.	92,548	1,944,433
NetApp, Inc.	15,200	840,864
Seagate Technology PLC(a)	15,700	656,888
Western Digital Corp.	16,503	1,312,484
Xerox Corp.	12,090	352,424

		55,353,972

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	669	133,793
Hanesbrands, Inc.(a)	18,500	386,835
Kering (France)	421	198,175
LVMH Moet Hennessy Louis Vuitton SE (France)	2,122	622,817
Michael Kors Holdings Ltd.*	8,300	522,485
NIKE, Inc. (Class B Stock)	72,800	4,553,640
PVH Corp.	4,600	631,166
Ralph Lauren Corp.(a)	3,400	352,546
Swatch Group AG (The) (Switzerland)	363	27,687
Tapestry, Inc.	16,100	712,103
Under Armour, Inc. (Class A Stock)*(a)	9,600	138,528
Under Armour, Inc. (Class C Stock)*(a)	9,474	126,194
VF Corp.	18,200	1,346,800

		9,752,769

Tobacco — 0.7%
Altria Group, Inc.	106,400	7,598,024
British American Tobacco PLC (United Kingdom)	5,578	377,065
Imperial Brands PLC (United Kingdom)	3,545	151,210
Japan Tobacco, Inc. (Japan)(a)	4,000	128,813
Philip Morris International, Inc.	86,100	9,096,465
Swedish Match AB (Sweden)	9,492	373,906

		17,725,483

Trading Companies & Distributors — 0.1%
Fastenal Co.(a)	16,500	902,385
ITOCHU Corp. (Japan)	24,400	454,853
Marubeni Corp. (Japan)	25,800	186,526
Mitsubishi Corp. (Japan)	10,000	275,738
Mitsui & Co. Ltd. (Japan)	6,700	108,697
Sumitomo Corp. (Japan)	17,700	300,223
Toyota Tsusho Corp. (Japan)	700	28,121
United Rentals, Inc.*	4,900	842,359
W.W. Grainger, Inc.(a)	2,900	685,125

		3,784,027

Transportation Infrastructure — 0.0%
Abertis Infraestructuras SA (Spain)	2,121	47,192
Fraport AG Frankfurt Airport Services Worldwide (Germany)	524	57,555
Sydney Airport (Australia)	11,496	63,080

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
Transurban Group (Australia)	7,516	$72,740

		240,567

Water Utilities — 0.0%
American Water Works Co., Inc.	10,300	942,347

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	18,600	462,015
Vodafone Group PLC (United Kingdom)	94,634	299,137

		761,152

TOTAL COMMON STOCKS (cost $466,040,976)		1,322,814,216

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	212	18,917
Volkswagen AG (PRFC)	2,621	520,616

		539,533

Banks — 0.0%
Citigroup Capital XIII 7.748%, (Capital Security, fixed to floating preferred)(a)	20,000	549,600

Capital Markets — 0.1%
State Street Corp. 5.350%, (Capital Security, fixed to floating preferred)	30,000	813,600

Household Products — 0.0%
Henkel AG & Co. KGaA (PRFC)	647	85,440

TOTAL PREFERRED STOCKS (cost $1,692,159)		1,988,173

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.3%
iShares Core S&P 500 ETF	24,500	6,586,825
iShares MSCI EAFE ETF	8,562	601,994

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $6,786,378)		7,188,819

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES — 5.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 1.7%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	297	$296,922
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.560%	1.967%	(c)	11/08/19	166	166,247
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	800	794,950
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C	2.690%		06/19/23	750	748,322
Americredit Automobile Receivables Trust, Series 2017-4, Class C	2.600%		09/18/23	1,500	1,495,197
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,475	1,472,746
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	2,800	2,797,086
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	3,200	3,193,992
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	2,544	2,544,076
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	1,700	1,696,590
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	2,600	2,562,444
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	4,400	4,402,630
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	4,200	4,161,899
Ford Credit Floorplan Master Owner Trust, Series 2017-3, Class A	2.480%		09/15/24	3,300	3,281,846
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A, 1 Month LIBOR + 0.500%	1.977%	(c)	05/15/20	1,600	1,602,059
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.327%	(c)	05/17/21	1,700	1,714,078
Hertz Vehicle Financing II LP, Series 2016-1A, Class A, 144A	2.320%		03/25/20	2,400	2,391,926
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040%		01/15/21	197	196,871
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	5,700	5,683,017
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class B, 144A	2.550%		11/14/23	2,300	2,297,767
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class C, 144A	2.820%		07/15/24	600	598,576

					44,099,241

Collateralized Loan Obligations — 1.7%
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.409%	(c)	04/16/27	1,000	1,002,249
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.430%	2.808%	(c)	04/28/26	400	400,763
Apidos CLO (Cayman Islands), Series 2014-17A, Class A1R, 144A, 3 Month LIBOR + 1.310%	2.663%	(c)	04/17/26	420	421,652
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639%	(c)	07/15/29	500	503,695
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.140%	2.503%	(c)	10/22/25	250	250,196
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 144A, 3 Month LIBOR + 1.340%	2.694%	(c)	07/18/30	1,000	1,006,905
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	07/15/29	1,000	1,006,436
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.503%	(c)	04/17/25	2,034	2,035,697
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-1A, Class AS, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	04/15/29	2,500	2,514,162
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.150%	2.524%	(c)	07/27/26	750	753,864

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Elevation CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A, 3 Month LIBOR + 1.550%	2.904%	(c)	04/18/27	1,000	$1,009,534
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	2.841%	(c)	05/05/27	250	250,373
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597%	(c)	10/23/29	1,250	1,258,509
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899%	(c)	04/15/27	250	250,288
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559%	(c)	10/15/26	2,500	2,508,424
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.474%	(c)	01/18/27	2,000	2,005,804
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.750%	3.113%	(c)	04/20/28	1,250	1,257,141
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628%	(c)	10/30/30	750	756,103
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.741%	(c)	05/21/29	2,000	2,010,179
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.220%	2.633%	(c)	11/14/29	500	501,723
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 144A, 3 Month LIBOR + 1.140%	2.532%	(c)	05/07/26	2,500	2,503,829
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.243%	(c)	07/20/27	1,000	1,002,777
Telos CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.653%	(c)	07/17/26	2,500	2,516,642
TIAA CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.700%	3.063%	(c)	07/20/28	1,750	1,762,506
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	2.534%	(c)	07/15/29	1,000	1,003,690
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067%	(c)	10/25/28	2,500	2,516,609
Trinitas CLO Ltd. (Cayman Islands), Series 2017-6A, Class A, 144A, 3 Month LIBOR + 1.320%	2.687%	(c)	07/25/29	1,000	1,003,175
Trinitas CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.210%	2.908%	(c)	01/25/31	1,750	1,750,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.479%	(c)	07/15/25	1,874	1,877,523
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239%	(c)	07/15/27	1,000	1,002,381
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683%	(c)	04/20/29	1,500	1,509,959
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.552%	(c)	11/07/25	1,500	1,503,354
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729%	(c)	07/15/29	1,250	1,262,753

					42,918,895

Consumer Loans — 0.4%
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	1,693	1,691,642
OneMain Financial Issuance Trust, Series 2017-1A, Class A2, 144A, 1 Month LIBOR + 0.800%	2.272%	(c)	09/14/32	2,300	2,312,120
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	1,755	1,765,681
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	4,665	4,683,524

					10,452,967

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards — 0.6%
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.038%	(c)	09/16/24	4,500	$4,534,877
American Express Credit Account Master Trust, Series 2017-5, Class A, 1 Month LIBOR + 0.380%	1.857%	(c)	02/18/25	500	502,420
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	2.155%	(c)	04/22/26	2,700	2,730,937
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	1.777%	(c)	08/08/24	2,800	2,811,341
Discover Card Execution Note Trust, Series 2017-A4, Class A4	2.530%		10/15/26	2,800	2,791,019
Discover Card Execution Note Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%	2.077%	(c)	12/15/26	1,900	1,921,011

					15,291,605

Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	2,500	2,479,317
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%		11/15/24	1,300	1,292,410
MMAF Equipment Finance LLC, Series 2017-B, Class A5, 144A	2.720%		06/15/40	2,100	2,088,580

					5,860,307

Home Equity Loans — 0.1%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1, 1 Month LIBOR + 1.650%	3.202%	(c)	03/25/33	155	154,696
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	05/25/33	90	89,625
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	07/25/32	165	166,447
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1, 1 Month LIBOR + 1.275%	2.827%	(c)	09/25/32	2,160	2,148,206

					2,558,974

Other — 0.0%
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	712	710,924
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	376	373,168

					1,084,092

Residential Mortgage-Backed Securities — 0.8%
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.511%	(c)	12/26/46	3,344	3,368,892
Credit Suisse Mortgage Trust, Series 2017-6R, Class A1, 144A, 1 Month LIBOR + 1.550%^	2.900%	(c)	03/06/47	1,542	1,550,841
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.728%	(cc)	07/25/35	324	322,339
CWABS, Inc., Asset-Backed Certificates, Series 2004-1, Class M1, 1 Month LIBOR + 0.750%	2.302%	(c)	03/25/34	1,268	1,273,990
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.657%	(cc)	07/25/34	303	299,738
Fremont Home Loan Trust, Series 2004-2, Class M1, 1 Month LIBOR + 0.855%	2.407%	(c)	07/25/34	506	505,302
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1, 1 Month LIBOR + 0.795%	2.123%	(c)	06/25/34	322	318,439
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 144A	2.750%	(cc)	01/25/61	2,677	2,673,789
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57	1,703	1,696,376
Towd Point Mortgage Trust, Series 2017-5, Class A1, 144A, 1 Month LIBOR + 0.600%	2.152%	(c)	02/25/57	4,299	4,303,890
Towd Point Mortgage Trust, Series 2017-6, Class A1, 144A	2.750%	(cc)	10/25/57	3,693	3,680,177
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375%	(cc)	04/25/47	309	310,326
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250%	(cc)	04/25/59	386	386,204

					20,690,303

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans — 0.2%
Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 144A	2.680%		09/25/42	2,956	$2,944,077
Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 144A	2.810%		11/25/42	1,500	1,489,366

					4,433,443

TOTAL ASSET-BACKED SECURITIES (cost $146,795,066)					147,389,827

BANK LOAN(c) — 0.0%
Technology
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500% (cost $393,888)	3.193%		12/31/18	399	399,243

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.3%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172%		05/15/49	3,100	3,057,653
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3	3.014%		05/10/58	2,500	2,468,466
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	902,163
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,090	2,167,818
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	2,700	2,677,776
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A3	3.442%		04/14/50	4,000	4,096,830
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	990,334
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,066	1,074,065
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	1,883	1,895,476
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,100	2,173,766
Commercial Mortgage Trust, Series 2014-LC17, Class A4	3.648%		10/10/47	5,000	5,195,434
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,700	1,713,067
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	2,500	2,581,668
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3	3.127%		06/15/50	3,800	3,790,549
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(cc)	12/25/23	1,925	2,015,093
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(cc)	01/25/25	4,100	4,109,478
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	3,000	3,039,260
Fannie Mae-Aces, Series 2016-M7, Class AB2	2.385%		09/25/26	1,800	1,731,638
Fannie Mae-Aces, Series 2017-M1, Class A2	2.417%	(cc)	10/25/26	1,600	1,546,914
Fannie Mae-Aces, Series 2017-M4, Class A2	2.597%	(cc)	12/25/26	8,600	8,427,752
Fannie Mae-Aces, Series 2017-M8, Class A2	3.061%	(cc)	05/25/27	5,900	5,969,814
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.426%	(cc)	05/25/22	19,812	1,015,693
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.465%	(cc)	06/25/22	5,483	295,396
FHLMC Multifamily Structured Pass-Through Certificates, Series K045, Class A2	3.023%		01/25/25	4,965	5,075,254
FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2	3.284%	(cc)	06/25/25	3,650	3,784,887
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.368%	(cc)	03/25/26	4,644	428,412
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class AM	3.327%	(cc)	03/25/27	4,200	4,312,300
FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class AM	3.315%		08/25/27	4,100	4,206,455
FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2	3.187%	(cc)	09/25/27	3,500	3,588,993
FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class AM	3.248%		09/25/27	750	765,285
FHLMC Multifamily Structured Pass-Through Certificates, Series K070, Class A2	3.303%	(cc)	11/25/27	2,400	2,482,548
FHLMC Multifamily Structured Pass-Through Certificates, Series K070, Class AM	3.364%	(cc)	12/25/27	1,100	1,134,181

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.733%	(cc)	05/25/19	15,221	$269,294
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.683%	(cc)	07/25/19	16,230	296,486
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(cc)	05/25/25	1,900	1,940,454
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	3,000	3,024,554
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244%		10/10/48	4,800	4,853,298
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%		10/10/49	4,200	4,056,305
GS Mortgage Securities Trust, Series 2016-GS4, Class A3	3.178%		11/10/49	4,000	4,036,205
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,100	1,129,436
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	5,000	4,971,217
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3	3.109%		07/15/50	5,581	5,564,232
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A	2.881%		06/15/49	2,500	2,468,739
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	662	665,221
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,495,578
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	1,987	2,003,191
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,111	1,116,664
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	967	968,790
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	659	659,017
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,194	1,200,947
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A3	3.540%		12/15/48	5,000	5,164,721
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%		08/15/49	6,300	6,037,095
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB	3.264%		08/15/50	2,500	2,541,117
UBS Commercial Mortgage Trust, Series 2017-C5, Class A4	3.212%		11/15/50	5,000	5,041,980
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,404,227
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,135	3,156,490
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,510,809
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XB, IO	1.341%	(cc)	08/15/49	9,000	889,160
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%		11/15/49	4,500	4,365,962
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4	3.190%		07/15/50	3,300	3,308,666

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $163,807,674)					162,854,273

CORPORATE BONDS — 10.5%
Agriculture — 0.3%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,585	1,681,497
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.222%		08/15/24	2,685	2,684,894
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	690	747,460
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,680	1,679,781
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%		06/23/19	290	313,683

					7,107,315

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Airlines — 0.2%
American Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%	11/01/28	2,315	$2,312,802
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%	12/15/22	17	18,128
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%	05/10/21	457	492,509
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%	07/12/22	449	470,074
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A	4.000%	04/29/26	323	336,638
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%	02/10/24	242	275,433
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%	11/23/20	256	262,918
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%	10/15/20	507	524,502
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	1,300	1,307,544

				6,000,548

Auto Manufacturers — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43	1,090	1,105,403
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46	1,825	1,985,981
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	1,065	1,261,460
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36	585	712,757
General Motors Financial Co., Inc., Gtd. Notes	3.950%	04/13/24	1,700	1,750,133
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850%	01/15/21	2,300	2,314,027

				9,129,761

Auto Parts & Equipment — 0.1%
Magna International, Inc. (Canada), Sr. Unsec’d. Notes	3.625%	06/15/24	1,690	1,747,448

Banks — 2.8%
Bank of America Corp., Jr. Sub. Notes(a)	6.300%	12/31/49	275	310,750
Bank of America Corp., Jr. Sub. Notes	8.000%	12/31/49	2,100	2,107,140
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	1,520	1,554,960
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%	04/19/26	4,770	4,876,862
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%	04/01/24	745	787,559
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	01/20/48	270	304,278
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%	05/01/18	105	106,253
Bank of America Corp., Sub. Notes, MTN	4.000%	01/22/25	1,700	1,768,615
Bank of America NA, Sub. Notes	6.000%	10/15/36	805	1,049,780
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23	320	324,729
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.337%	01/10/28	450	465,734
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26	1,205	1,253,465
Citigroup, Inc., Jr. Sub. Notes	5.950%	12/31/49	1,590	1,661,550
Citigroup, Inc., Jr. Sub. Notes	6.125%	12/31/49	945	1,005,244
Citigroup, Inc., Jr. Sub. Notes(a)	6.250%	12/31/49	640	705,920
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%	01/12/26	1,610	1,657,510
Citigroup, Inc., Sr. Unsec’d. Notes	4.281%	04/24/48	630	683,993
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39	850	1,359,088
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	1,485	1,572,173
Citigroup, Inc., Sub. Notes	4.750%	05/18/46	440	485,034
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.282%	01/09/28	980	1,021,748
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%	05/12/21	1,240	1,251,438
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	1.875%	09/15/21	1,000	976,665
Discover Bank, Sr. Unsec’d. Notes	4.250%	03/13/26	595	620,553
Discover Bank, Sub. Notes	7.000%	04/15/20	485	528,641
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	12/31/49	560	595,000
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	12/31/49	1,800	1,854,000

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	1,165	$1,195,395
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	2,625	2,694,975
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	2,305	2,498,137
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	1,250	1,386,038
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%	02/01/41	220	296,472
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	1,100	1,472,508
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%	01/14/22	1,230	1,323,398
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%	04/05/21	920	988,475
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	12/31/49	1,175	1,291,090
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	12/31/49	2,000	2,025,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.964%	11/15/48	2,865	2,958,189
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	07/24/48	200	208,578
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	1,660	1,740,542
JPMorgan Chase & Co., Sub. Notes	3.875%	09/10/24	3,525	3,677,008
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%	01/13/20	1,770	1,885,571
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%	02/06/25	2,385	2,374,081
Morgan Stanley, Jr. Sub. Notes	5.450%	12/31/49	640	656,960
Morgan Stanley, Sr. Unsec’d. Notes	4.375%	01/22/47	1,800	1,973,128
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%	02/25/23	605	626,999
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	6.625%	04/01/18	100	101,096
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	440	455,618
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%	07/24/42	640	889,822
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	3,050	3,195,969
National City Corp., Sub. Notes	6.875%	05/15/19	2,687	2,848,850
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN (original cost $1,585,580; purchased 09/09/15)(f)	1.875%	09/17/18	1,590	1,588,980
PNC Bank NA, Sr. Unsec’d. Notes	1.950%	03/04/19	455	454,202
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%	01/10/19	925	927,080

				72,622,843

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	2,005	2,241,889

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	1,527	1,707,957
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	30	31,910
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	110	139,482

				1,879,349

Building Materials — 0.0%
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24	1,135	1,186,416

Chemicals — 0.2%
Celanese US Holdings LLC, Gtd. Notes	5.875%	06/15/21	1,160	1,269,849
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	445	439,437
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	5	5,466
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	30	51,281
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	955	1,010,629
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	201	206,372
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%	11/15/33	265	288,599
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	295	317,852
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	500	621,737
Westlake Chemical Corp., Gtd. Notes	4.625%	02/15/21	750	768,750

				4,979,972

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46	875	856,973
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37	390	521,527
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	410	412,050
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	400	428,000

				2,218,550

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 0.3%
Apple, Inc., Sr. Unsec’d. Notes	2.850%	05/11/24	4,410	$4,429,756
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	2,400	2,448,443
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	825	835,335
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	545	547,626
Seagate HDD Cayman, Gtd. Notes	3.750%	11/15/18	455	461,598

				8,722,758

Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	600	609,496
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	1,300	1,329,893
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN	2.750%	11/02/27	750	747,971
Discover Financial Services, Sr. Unsec’d. Notes	3.850%	11/21/22	900	924,429
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	465	548,505
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	5.250%	02/06/12	1,850	85,100
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875%	05/02/18	700	32,760
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	295	302,523
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	1.875%	07/15/18	55	55,051
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	2.450%	07/15/24	285	283,666
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.250%	06/15/25	255	267,741
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	2,175	2,180,436

				7,367,571

Electric — 0.9%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	530	706,356
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	332	443,726
Black Hills Corp., Sr. Unsec’d. Notes	2.500%	01/11/19	950	952,589
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	300	417,424
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.500%	12/01/39	145	183,690
Dominion Energy, Inc., Jr. Sub. Notes	4.104%	04/01/21	2,470	2,570,402
Duke Energy Carolinas LLC, First Mtge.	6.050%	04/15/38	530	718,253
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	845	1,020,416
Eversource Energy, Sr. Unsec’d. Notes	4.500%	11/15/19	605	626,628
Exelon Corp., Jr. Sub. Notes	3.497%	06/01/22	2,397	2,442,783
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,375	1,608,491
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	265	314,772
Florida Power & Light Co., First Mtge.	5.950%	10/01/33	380	489,589
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	140	177,348
Monongahela Power Co., First Mtge., 144A	4.100%	04/15/24	1,560	1,653,609
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	545	565,756
Northern States Power Co., First Mtge.	3.600%	09/15/47	1,035	1,053,155
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	685	745,787
PPL Capital Funding, Inc., Gtd. Notes	4.000%	09/15/47	1,480	1,520,761
PSEG Power LLC, Gtd. Notes	3.000%	06/15/21	1,260	1,271,079
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	135	137,811
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.000%	05/15/27	675	671,094
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%	05/01/37	515	671,458
Southern California Edison Co., First Ref. Mtge.	3.600%	02/01/45	690	695,658
Southern California Edison Co., First Ref. Mtge.	4.000%	04/01/47	350	375,924
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	500	501,847
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	545,235

				23,081,641

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	800	830,000

Foods 0.1%
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	1,510	1,453,043
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	360	356,598

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Foods (continued)
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%		02/01/47	240	$239,637

					2,049,278

Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400%		11/01/20	275	296,593
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41	1,270	1,589,626

					1,886,219

Gas — 0.1%
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%		11/01/43	45	50,418
NiSource Finance Corp., Gtd. Notes	3.490%		05/15/27	2,355	2,397,016

					2,447,434

Healthcare-Products — 0.2%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.700%		06/06/27	3,370	3,395,983
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%		12/15/24	372	381,001
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	1,425	1,478,220
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	997	1,123,932

					6,379,136

Healthcare-Services — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	480	638,499
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,050	1,440,053
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	330	359,538
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	260	285,096
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	435	448,050
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	350	370,125
HCA, Inc., Sr. Sec’d. Notes	5.250%		06/15/26	700	742,000
Kaiser Foundation Hospitals, Gtd. Notes	4.150%		05/01/47	670	723,963
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	160	163,127
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	340	359,729
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	440	457,350
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	410	582,407

					6,569,937

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26	2,010	2,099,261

Insurance — 0.6%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	480	511,743
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,910	2,057,264
AXIS Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	990	1,059,572
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125%		03/15/26	1,350	1,365,271
Chubb Corp. (The), Gtd. Notes, 3 Month LIBOR + 2.250%	3.609%	(c)	03/29/67	1,260	1,250,550
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%		04/15/22	635	692,960
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	215	286,894
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.000%		03/15/34	910	1,194,330
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	701	903,563
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	165	185,199
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	650	939,700
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	350	469,888
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	640	688,916
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	105	116,953
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	570	574,680
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%		05/15/47	1,430	1,512,284
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	122	172,367
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%		05/30/47	660	702,796

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	315	$339,111
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	575	607,417

					15,631,458

Lodging — 0.2%
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	493,341
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	819,779
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,700	2,747,141
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	405,128

					4,465,389

Machinery-Diversified — 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,060	1,143,245

Media — 0.4%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	250	327,411
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	35	49,398
21st Century Fox America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,688,603
AMC Networks, Inc., Gtd. Notes	5.000%		04/01/24	1,225	1,240,312
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%		05/01/25	720	741,830
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35	630	735,604
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45	1,000	1,165,930
Comcast Cable Holdings LLC, Gtd. Notes	9.875%		06/15/22	1,440	1,823,244
Discovery Communications LLC, Gtd. Notes	5.000%		09/20/37	125	129,512
Discovery Communications LLC, Gtd. Notes	5.200%		09/20/47	450	469,674
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%		09/01/41	270	281,418
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27	585	584,447
Viacom, Inc., Sr. Unsec’d. Notes	5.250%		04/01/44	340	332,164
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	850	894,625

					10,464,172

Mining — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	180	220,688
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%		10/19/75	315	340,987
Freeport-McMoRan, Inc., Gtd. Notes	2.375%		03/15/18	2,400	2,397,000
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	400	483,135
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	300	391,120

					3,832,930

Miscellaneous Manufacturing — 0.0%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,040	1,063,400

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	1,065	1,061,262
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	1,195	1,168,567
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23	385	380,707
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%		10/26/22	855	842,461
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20	800	833,578

					4,286,575

Oil & Gas — 0.8%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36	1,000	428,550
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,040	1,273,804

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400%	06/15/47	850	$894,484
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47	150	163,114
ConocoPhillips Co., Gtd. Notes	4.950%	03/15/26	1,280	1,452,898
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	85	94,821
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	225	265,201
Devon Financing Co. LLC, Gtd. Notes	7.875%	09/30/31	1,350	1,853,286
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	02/01/38	240	302,867
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	830	847,160
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22	255	266,845
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	440	486,640
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	1,555	1,636,870
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875%	04/19/22	400	406,000
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	715	681,038
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	925	990,813
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%	01/27/25	535	536,605
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	1,295	1,373,995
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%	06/02/41	955	982,217
Petroleos Mexicanos (Mexico), Gtd. Notes	8.625%	12/01/23	350	413,130
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%	03/13/22	330	349,800
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A, MTN	6.750%	09/21/47	1,405	1,466,609
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.875%	08/04/26	1,000	1,133,750
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,450	1,472,308
Raizen Fuels Finance SA (Brazil), Gtd. Notes, 144A	5.300%	01/20/27	240	251,112
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	1,000	994,727

				21,018,644

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,170	2,280,325

Packaging & Containers — 0.0%
Ball Corp., Gtd. Notes	4.375%	12/15/20	465	481,275
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	675	727,908

				1,209,183

Pharmaceuticals — 0.2%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	950	976,672
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	1,595	1,751,855
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	380	386,858
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35	1,625	1,719,520
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45	144	153,296
Eli Lilly & Co., Sr. Unsec’d. Notes	3.100%	05/15/27	815	827,258

				5,815,459

Pipelines — 0.2%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20	473	493,103
Energy Transfer LP, Sr. Unsec’d. Notes	4.650%	06/01/21	610	640,290
Enterprise Products Operating LLC, Gtd. Notes	3.700%	02/15/26	215	220,147
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	1,055	1,087,806
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%	02/15/18	530	532,465
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	1,140	1,163,281
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47	25	27,436
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	130	159,559
ONEOK, Inc., Gtd. Notes	4.950%	07/13/47	640	665,846
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45	1,100	1,166,959

				6,156,892

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) — 0.0%
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	550	$550,000
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	195,016

				745,016

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	590	676,195
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	197,817
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,000	1,066,250
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	116	149,741
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	300	301,896
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	1,925	2,006,594
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,020	1,014,900
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	265	276,278

				5,689,671

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,195	1,223,603

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	1,555	1,530,191
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	03/15/23	1,200	1,239,000

				2,769,191

Software — 0.1%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	915	940,138
Microsoft Corp., Sr. Unsec’d. Notes	4.000%	02/12/55	360	385,138
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	700	777,943

				2,103,219

Telecommunications — 0.3%
AT&T Corp., Gtd. Notes	8.250%	11/15/31	10	14,109
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,130	3,077,261
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	225	223,665
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	12	11,244
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49	479	450,824
AT&T, Inc., Sr. Unsec’d. Notes	4.900%	08/14/37	305	308,841
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	03/15/42	520	539,536
AT&T, Inc., Sr. Unsec’d. Notes	5.300%	08/14/58	345	346,132
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	113	119,248
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30	350	522,924
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23	1,313	1,320,703
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	865	907,238

				7,841,725

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	1,180	1,219,200
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	735	961,022
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	690	905,356
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	120	137,627

				3,223,205

TOTAL CORPORATE BONDS (cost $259,675,779)				271,510,628

MUNICIPAL BONDS — 0.7%
Alabama — 0.0%
Alabama Economic Settlement Authority, Revenue Bonds, BABs	4.263%	09/15/32	180	193,766

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%		04/01/49	1,305	$1,927,903
California Educational Facilities Authority, Revenue Bonds, BABs	5.000%		06/01/46	550	772,497
State of California, GO, BABs	7.300%		10/01/39	1,250	1,864,825
State of California, GO, BABs	7.500%		04/01/34	350	518,287
State of California, GO, BABs	7.550%		04/01/39	245	385,534
State of California, GO, BABs	7.625%		03/01/40	205	320,712

					5,789,758

Colorado — 0.0%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%		11/01/50	565	769,745

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	970	1,353,907
State of Illinois, GO, BABs	5.000%		11/01/22	2,305	2,466,765

					3,820,672

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	1,000	1,543,520

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%		08/01/36	1,100	1,381,006

Ohio — 0.0%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	415	502,744
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34	275	316,899

					819,643

Oregon — 0.0%
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%		11/15/34	425	547,358

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	505	660,560

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	945	1,304,525

Texas — 0.1%
University of Texas System (The), Revenue Bonds, Ser. F, Rfdg.	5.000%		08/15/47	1,100	1,510,993

Virginia — 0.0%
University of Virginia, Revenue Bonds, Ser. C	4.179%		09/01/2117	355	370,201

TOTAL MUNICIPAL BONDS (cost $14,832,501)					18,711,747

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	102	102,032
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	836	782,092
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(cc)	01/27/30	1,017	1,017,380
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	3.456%	(cc)	02/25/35	181	179,698
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	3.632%	(cc)	03/25/35	197	192,307
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 144A, 1 Month LIBOR + 1.750%	3.314%	(c)	10/27/27	399	398,724
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.714%	(c)	10/25/28	949	950,666
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%	3.252%	(c)	10/25/27	612	613,082

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	3.664%	(cc)	02/25/37	369	$371,549
CIM Trust, Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.361%	(c)	12/25/57	1,541	1,557,252
CIM Trust, Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.361%	(c)	01/25/57	3,219	3,286,562
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	1,436	1,421,455
CIM Trust, Series 2017-8, Class A1, 144A^	3.000%	(cc)	12/25/65	2,909	2,912,647
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%	3.702%	(c)	09/25/28	500	504,900
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	3.752%	(c)	10/25/28	625	631,281
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.002%	(c)	01/25/29	911	920,043
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	10/25/27	988	989,451
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 Month LIBOR + 1.450%	3.002%	(c)	07/25/28	376	377,030
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	03/25/29	950	964,163
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	3.802%	(c)	11/25/28	830	851,421
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	07/25/29	2,182	2,207,084
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%	2.302%	(c)	03/25/30	3,692	3,706,675
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.728%	(cc)	07/25/35	186	189,097
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	04/01/22	1,441	1,440,050
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22	4,918	4,913,588
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22	4,373	4,371,687
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	3.318%	(c)	09/01/22	1,450	1,451,135
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-8, Class A, 144A, 1 Month LIBOR + 1.650%	3.218%	(c)	11/01/22	1,482	1,480,914
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	13	12,626
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.282%	(c)	07/10/19	1,950	1,950,141
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.473%	(cc)	02/25/34	253	255,278
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	59	58,734

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $40,854,506)					41,060,744

SOVEREIGN BONDS — 1.3%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	3,145	3,075,055
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, EMTN	1.125%		08/03/19	1,200	1,182,229
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	220	228,140
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	400	421,800
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	265	279,270
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, 144A, MTN	2.375%		06/04/25	400	386,744
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%		03/25/19	392	400,408

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		1,760	$1,953,741
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%	03/29/41		688	1,077,786
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.350%	01/11/48		1,235	1,252,947
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%	07/30/25	EUR	1,200	1,625,192
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	2.150%	07/18/24	EUR	1,510	1,898,914
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	5.875%	01/15/24		750	852,831
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN	4.750%	01/08/26		350	380,220
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%	07/21/21		600	578,650
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	06/01/20		400	397,592
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	07/21/20		1,000	992,361
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20		1,200	1,189,800
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.250%	02/24/20		600	597,396
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%	04/13/21		600	589,604
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%	10/25/23		1,000	960,554
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.625%	04/20/22		1,400	1,391,895
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	10/02/23		438	458,367
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44		366	370,026
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25		490	511,070
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24		395	420,083
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%	07/26/22		480	473,007
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%	05/18/22		575	568,881
Province of Ontario (Canada), Sr. Unsec’d. Notes	4.400%	04/14/20		280	293,264
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%	04/12/27		1,410	1,398,330
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.375%	10/26/21		980	955,951
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.875%	03/04/23		1,285	1,263,183
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750%	03/10/21		2,385	2,346,971
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500%	06/08/22		1,200	1,187,479
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20		1,260	1,359,313
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50		490	543,900

TOTAL SOVEREIGN BONDS (cost $33,490,873)					33,862,954

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.2%
Federal Home Loan Bank(k)	5.500%	07/15/36		850	1,165,765
Federal Home Loan Mortgage Corp.	2.000%	01/01/32		496	483,423

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	2.500%	03/01/30	681	$680,288
Federal Home Loan Mortgage Corp.	3.000%	10/01/28	577	589,382
Federal Home Loan Mortgage Corp.	3.000%	06/01/29	1,094	1,115,954
Federal Home Loan Mortgage Corp.	3.000%	01/01/37	291	295,362
Federal Home Loan Mortgage Corp.	3.000%	06/01/42	464	466,531
Federal Home Loan Mortgage Corp.	3.000%	10/01/42	1,077	1,082,442
Federal Home Loan Mortgage Corp.	3.000%	01/01/43	969	974,282
Federal Home Loan Mortgage Corp.	3.000%	07/01/43	2,550	2,562,237
Federal Home Loan Mortgage Corp.	3.000%	12/01/44	1,139	1,142,926
Federal Home Loan Mortgage Corp.	3.000%	03/01/45	931	934,526
Federal Home Loan Mortgage Corp.	3.000%	03/01/45	1,030	1,033,638
Federal Home Loan Mortgage Corp.	3.000%	04/01/45	916	919,241
Federal Home Loan Mortgage Corp.	3.500%	TBA	19,500	20,025,084
Federal Home Loan Mortgage Corp.	3.500%	08/01/26	746	775,073
Federal Home Loan Mortgage Corp.	3.500%	06/01/42	473	488,265
Federal Home Loan Mortgage Corp.	4.000%	TBA	10,250	10,718,457
Federal Home Loan Mortgage Corp.	4.000%	06/01/26	733	768,774
Federal Home Loan Mortgage Corp.	4.000%	09/01/26	261	272,512
Federal Home Loan Mortgage Corp.	4.000%	10/01/39	791	830,212
Federal Home Loan Mortgage Corp.	4.000%	12/01/40	526	552,403
Federal Home Loan Mortgage Corp.	4.000%	10/01/41	587	618,059
Federal Home Loan Mortgage Corp.	4.000%	01/01/42	189	197,913
Federal Home Loan Mortgage Corp.	4.500%	02/01/19	7	7,437
Federal Home Loan Mortgage Corp.	4.500%	07/01/19	76	76,587
Federal Home Loan Mortgage Corp.	4.500%	07/01/20	53	53,863
Federal Home Loan Mortgage Corp.	4.500%	02/01/39	120	128,225
Federal Home Loan Mortgage Corp.	4.500%	09/01/39	199	212,073
Federal Home Loan Mortgage Corp.	4.500%	10/01/39	1,792	1,911,892
Federal Home Loan Mortgage Corp.	4.500%	12/01/39	171	181,978
Federal Home Loan Mortgage Corp.	4.500%	07/01/41	284	302,389
Federal Home Loan Mortgage Corp.	4.500%	07/01/41	2,244	2,393,819
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	627	667,048
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	238	253,065
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	137	146,124
Federal Home Loan Mortgage Corp.	4.500%	10/01/41	260	277,794
Federal Home Loan Mortgage Corp.	5.000%	07/01/18	19	19,748
Federal Home Loan Mortgage Corp.	5.000%	12/01/18	15	15,195
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	55	55,872
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	62	63,367
Federal Home Loan Mortgage Corp.	5.000%	12/01/19	10	10,255
Federal Home Loan Mortgage Corp.	5.000%	05/01/34	23	24,939
Federal Home Loan Mortgage Corp.	5.000%	05/01/34	395	426,750
Federal Home Loan Mortgage Corp.	5.000%	10/01/35	9	10,256
Federal Home Loan Mortgage Corp.	5.000%	07/01/37	641	697,382
Federal Home Loan Mortgage Corp.	5.000%	05/01/39	89	96,571
Federal Home Loan Mortgage Corp.	5.500%	12/01/33	50	54,120
Federal Home Loan Mortgage Corp.	5.500%	01/01/34	55	61,463
Federal Home Loan Mortgage Corp.	5.500%	06/01/34	99	109,943
Federal Home Loan Mortgage Corp.	5.500%	07/01/34	253	280,150
Federal Home Loan Mortgage Corp.	5.500%	05/01/37	72	79,541
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	568	627,507
Federal Home Loan Mortgage Corp.	5.500%	05/01/38	63	69,421
Federal Home Loan Mortgage Corp.	5.500%	07/01/38	152	167,896
Federal Home Loan Mortgage Corp.	6.000%	03/01/32	297	336,139
Federal Home Loan Mortgage Corp.	6.000%	12/01/33	82	91,407
Federal Home Loan Mortgage Corp.	6.000%	11/01/36	73	81,666
Federal Home Loan Mortgage Corp.	6.000%	01/01/37	62	69,297
Federal Home Loan Mortgage Corp.	6.000%	05/01/37	34	38,036
Federal Home Loan Mortgage Corp.	6.000%	02/01/38	6	6,709

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	6.000%	08/01/39	79	$89,448
Federal Home Loan Mortgage Corp.(k)	6.750%	03/15/31	550	786,524
Federal Home Loan Mortgage Corp.	7.000%	05/01/31	16	17,600
Federal Home Loan Mortgage Corp.	7.000%	06/01/31	15	15,354
Federal Home Loan Mortgage Corp.	7.000%	08/01/31	156	171,492
Federal Home Loan Mortgage Corp.	7.000%	10/01/31	7	7,453
Federal National Mortgage Assoc.	1.875%	09/24/26	150	141,396
Federal National Mortgage Assoc.	2.000%	08/01/31	1,062	1,034,303
Federal National Mortgage Assoc.	2.500%	01/01/28	1,050	1,054,633
Federal National Mortgage Assoc.	2.500%	10/01/43	799	774,343
Federal National Mortgage Assoc.	2.500%	12/01/46	1,640	1,583,997
Federal National Mortgage Assoc.	3.000%	TBA	2,500	2,500,000
Federal National Mortgage Assoc.	3.000%	TBA	5,000	4,993,457
Federal National Mortgage Assoc.	3.000%	TBA	3,750	3,815,698
Federal National Mortgage Assoc.	3.000%	02/01/27	2,254	2,302,362
Federal National Mortgage Assoc.	3.000%	08/01/30	1,509	1,540,668
Federal National Mortgage Assoc.	3.000%	02/01/31	3,034	3,091,916
Federal National Mortgage Assoc.	3.000%	05/01/31	2,059	2,097,828
Federal National Mortgage Assoc.	3.000%	11/01/36	2,692	2,734,454
Federal National Mortgage Assoc.	3.000%	12/01/42	2,137	2,148,559
Federal National Mortgage Assoc.	3.000%	04/01/43	6,664	6,699,012
Federal National Mortgage Assoc.	3.000%	07/01/43	1,572	1,580,248
Federal National Mortgage Assoc.	3.000%	08/01/43	4,314	4,336,031
Federal National Mortgage Assoc.(tt)	3.500%	TBA	1,750	1,796,758
Federal National Mortgage Assoc.	3.500%	TBA	1,750	1,793,955
Federal National Mortgage Assoc.	3.500%	07/01/27	1,650	1,706,163
Federal National Mortgage Assoc.	3.500%	06/01/39	690	712,298
Federal National Mortgage Assoc.	3.500%	01/01/42	5,479	5,657,348
Federal National Mortgage Assoc.	3.500%	05/01/42	2,837	2,929,673
Federal National Mortgage Assoc.	3.500%	07/01/42	1,068	1,102,948
Federal National Mortgage Assoc.	3.500%	08/01/42	449	463,428
Federal National Mortgage Assoc.	3.500%	08/01/42	1,380	1,425,366
Federal National Mortgage Assoc.	3.500%	09/01/42	566	584,429
Federal National Mortgage Assoc.	3.500%	09/01/42	2,119	2,187,828
Federal National Mortgage Assoc.	3.500%	11/01/42	385	397,450
Federal National Mortgage Assoc.	3.500%	03/01/43	3,255	3,362,855
Federal National Mortgage Assoc.	3.500%	04/01/43	746	769,951
Federal National Mortgage Assoc.	3.500%	04/01/43	1,135	1,171,071
Federal National Mortgage Assoc.	3.500%	01/01/46	2,298	2,360,451
Federal National Mortgage Assoc.	4.000%	TBA	6,000	6,274,433
Federal National Mortgage Assoc.	4.000%	10/01/41	3,194	3,353,969
Federal National Mortgage Assoc.	4.000%	09/01/44	3,477	3,639,591
Federal National Mortgage Assoc.	4.500%	11/01/18	33	33,250
Federal National Mortgage Assoc.	4.500%	01/01/19	24	24,245
Federal National Mortgage Assoc.	4.500%	01/01/19	30	30,606
Federal National Mortgage Assoc.	4.500%	06/01/19	11	11,636
Federal National Mortgage Assoc.	4.500%	07/01/33	64	68,589
Federal National Mortgage Assoc.	4.500%	08/01/33	62	66,615
Federal National Mortgage Assoc.	4.500%	09/01/33	146	155,639
Federal National Mortgage Assoc.	4.500%	10/01/33	168	179,626
Federal National Mortgage Assoc.	4.500%	10/01/33	12	13,183
Federal National Mortgage Assoc.	4.500%	10/01/33	41	44,602
Federal National Mortgage Assoc.	4.500%	01/01/35	2	2,039
Federal National Mortgage Assoc.	4.500%	07/01/39	1,151	1,242,221
Federal National Mortgage Assoc.	4.500%	08/01/39	1,797	1,938,612
Federal National Mortgage Assoc.	4.500%	03/01/41	637	687,635
Federal National Mortgage Assoc.	5.000%	TBA	6,500	6,986,104
Federal National Mortgage Assoc.	5.000%	10/01/18	9	9,494
Federal National Mortgage Assoc.	5.000%	01/01/19	36	37,095

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.000%	03/01/34	326		$353,489
Federal National Mortgage Assoc.	5.000%	06/01/35	121		131,327
Federal National Mortgage Assoc.	5.000%	07/01/35	159		173,059
Federal National Mortgage Assoc.	5.000%	09/01/35	111		120,720
Federal National Mortgage Assoc.	5.000%	11/01/35	117		127,587
Federal National Mortgage Assoc.	5.000%	02/01/36	153		166,002
Federal National Mortgage Assoc.	5.000%	05/01/36	77		83,278
Federal National Mortgage Assoc.	5.500%	02/01/18	—	(r)	109
Federal National Mortgage Assoc.	5.500%	05/01/20	27		27,716
Federal National Mortgage Assoc.	5.500%	05/01/21	70		72,561
Federal National Mortgage Assoc.	5.500%	09/01/33	352		389,791
Federal National Mortgage Assoc.	5.500%	10/01/33	104		115,820
Federal National Mortgage Assoc.	5.500%	12/01/33	67		74,699
Federal National Mortgage Assoc.	5.500%	01/01/34	2		1,895
Federal National Mortgage Assoc.	5.500%	12/01/34	253		280,150
Federal National Mortgage Assoc.	5.500%	10/01/35	1,013		1,122,179
Federal National Mortgage Assoc.	5.500%	03/01/36	164		180,906
Federal National Mortgage Assoc.	5.500%	05/01/36	169		186,439
Federal National Mortgage Assoc.	5.500%	04/01/37	139		154,124
Federal National Mortgage Assoc.	6.000%	05/01/21	55		57,694
Federal National Mortgage Assoc.	6.000%	08/01/22	55		57,682
Federal National Mortgage Assoc.	6.000%	04/01/33	26		29,786
Federal National Mortgage Assoc.	6.000%	06/01/33	7		7,504
Federal National Mortgage Assoc.	6.000%	10/01/33	497		571,224
Federal National Mortgage Assoc.	6.000%	11/01/33	7		8,021
Federal National Mortgage Assoc.	6.000%	11/01/33	74		82,349
Federal National Mortgage Assoc.	6.000%	11/01/33	23		25,778
Federal National Mortgage Assoc.	6.000%	01/01/34	390		439,367
Federal National Mortgage Assoc.	6.000%	02/01/34	91		103,714
Federal National Mortgage Assoc.	6.000%	03/01/34	70		78,436
Federal National Mortgage Assoc.	6.000%	03/01/34	39		43,164
Federal National Mortgage Assoc.	6.000%	07/01/34	241		273,324
Federal National Mortgage Assoc.	6.000%	08/01/34	1		859
Federal National Mortgage Assoc.	6.000%	10/01/34	5		5,425
Federal National Mortgage Assoc.	6.000%	11/01/34	3		3,105
Federal National Mortgage Assoc.	6.000%	11/01/34	55		62,954
Federal National Mortgage Assoc.	6.000%	12/01/34	24		27,334
Federal National Mortgage Assoc.	6.000%	01/01/35	83		93,919
Federal National Mortgage Assoc.	6.000%	01/01/35	274		308,640
Federal National Mortgage Assoc.	6.000%	02/01/35	5		6,124
Federal National Mortgage Assoc.	6.000%	02/01/35	82		91,169
Federal National Mortgage Assoc.	6.000%	02/01/35	316		362,724
Federal National Mortgage Assoc.	6.000%	03/01/35	4		4,053
Federal National Mortgage Assoc.	6.000%	04/01/35	1		1,361
Federal National Mortgage Assoc.	6.000%	07/01/36	60		68,413
Federal National Mortgage Assoc.	6.000%	02/01/37	104		118,221
Federal National Mortgage Assoc.	6.000%	05/01/37	39		43,868
Federal National Mortgage Assoc.	6.000%	06/01/37	1		1,172
Federal National Mortgage Assoc.	6.000%	08/01/37	24		26,504
Federal National Mortgage Assoc.	6.000%	08/01/37	—	(r)	258
Federal National Mortgage Assoc.	6.000%	09/01/37	1		727
Federal National Mortgage Assoc.	6.000%	10/01/37	47		52,996
Federal National Mortgage Assoc.	6.000%	05/01/38	95		107,388
Federal National Mortgage Assoc.	6.000%	06/01/38	3		3,412
Federal National Mortgage Assoc.(k)	6.250%	05/15/29	1,245		1,664,449
Federal National Mortgage Assoc.	6.500%	07/01/32	59		65,821
Federal National Mortgage Assoc.	6.500%	07/01/32	2		2,619
Federal National Mortgage Assoc.	6.500%	09/01/32	75		82,644
Federal National Mortgage Assoc.	6.500%	09/01/32	15		16,347

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	6.500%	09/01/32	99	$109,240
Federal National Mortgage Assoc.	6.500%	09/01/32	70	77,929
Federal National Mortgage Assoc.	6.500%	09/01/32	11	12,149
Federal National Mortgage Assoc.	6.500%	04/01/33	133	149,547
Federal National Mortgage Assoc.	6.500%	11/01/33	23	25,794
Federal National Mortgage Assoc.	6.500%	01/01/34	60	66,929
Federal National Mortgage Assoc.	6.500%	09/01/34	86	94,839
Federal National Mortgage Assoc.	6.500%	10/01/34	211	233,656
Federal National Mortgage Assoc.	6.500%	09/01/36	93	106,373
Federal National Mortgage Assoc.	6.500%	10/01/36	34	38,462
Federal National Mortgage Assoc.	6.500%	11/01/36	23	25,403
Federal National Mortgage Assoc.	6.500%	01/01/37	42	46,227
Federal National Mortgage Assoc.	6.500%	01/01/37	117	129,225
Federal National Mortgage Assoc.(k)	6.625%	11/15/30	800	1,125,045
Federal National Mortgage Assoc.	7.000%	02/01/32	39	43,346
Federal National Mortgage Assoc.	7.000%	03/01/32	3	2,728
Federal National Mortgage Assoc.	7.000%	05/01/32	19	21,634
Federal National Mortgage Assoc.	7.000%	06/01/32	22	24,899
Federal National Mortgage Assoc.	7.000%	07/01/32	62	69,051
Federal National Mortgage Assoc.(k)	7.125%	01/15/30	3,195	4,602,570
Federal National Mortgage Assoc.	7.500%	05/01/32	17	17,436
Government National Mortgage Assoc.	2.500%	12/20/46	870	850,041
Government National Mortgage Assoc.	3.000%	TBA	3,000	3,027,187
Government National Mortgage Assoc.	3.000%	12/20/44	427	432,520
Government National Mortgage Assoc.	3.000%	03/15/45	1,298	1,308,738
Government National Mortgage Assoc.	3.000%	03/20/46	2,736	2,762,982
Government National Mortgage Assoc.	3.000%	07/20/46	928	936,910
Government National Mortgage Assoc.	3.000%	08/20/46	1,860	1,878,569
Government National Mortgage Assoc.	3.000%	11/20/46	935	944,829
Government National Mortgage Assoc.	3.000%	01/20/47	472	477,014
Government National Mortgage Assoc.	3.000%	04/20/47	4,698	4,745,142
Government National Mortgage Assoc.	3.500%	TBA	4,500	4,651,875
Government National Mortgage Assoc.	3.500%	12/20/42	1,728	1,795,811
Government National Mortgage Assoc.	3.500%	05/20/43	534	555,300
Government National Mortgage Assoc.	3.500%	04/20/45	2,467	2,554,121
Government National Mortgage Assoc.	3.500%	07/20/46	13,205	13,664,849
Government National Mortgage Assoc.	4.000%	TBA	8,000	8,339,375
Government National Mortgage Assoc.	4.000%	06/15/40	120	125,941
Government National Mortgage Assoc.	4.000%	05/20/41	95	99,957
Government National Mortgage Assoc.	4.000%	12/20/42	873	917,927
Government National Mortgage Assoc.	4.000%	08/20/44	435	456,600
Government National Mortgage Assoc.	4.000%	11/20/45	1,012	1,060,491
Government National Mortgage Assoc.	4.000%	12/20/45	2,661	2,793,714
Government National Mortgage Assoc.	4.500%	04/15/40	881	932,754
Government National Mortgage Assoc.	4.500%	01/20/41	684	725,895
Government National Mortgage Assoc.	4.500%	02/20/41	1,150	1,219,814
Government National Mortgage Assoc.	4.500%	03/20/41	579	614,124
Government National Mortgage Assoc.	4.500%	06/20/44	876	925,510
Government National Mortgage Assoc.	4.500%	09/20/46	847	891,534
Government National Mortgage Assoc.	4.500%	11/20/46	1,263	1,326,914
Government National Mortgage Assoc.	4.500%	03/20/47	927	973,499
Government National Mortgage Assoc.	5.000%	10/20/37	140	151,400
Government National Mortgage Assoc.	5.000%	04/20/45	903	967,731
Government National Mortgage Assoc.	5.500%	08/15/33	264	289,585
Government National Mortgage Assoc.	5.500%	08/15/33	296	324,909
Government National Mortgage Assoc.	5.500%	09/15/33	85	93,221
Government National Mortgage Assoc.	5.500%	12/15/33	46	50,235
Government National Mortgage Assoc.	5.500%	03/15/34	172	188,742
Government National Mortgage Assoc.	5.500%	12/15/34	413	462,687

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Government National Mortgage Assoc.	5.500%	07/15/35	89		$99,338
Government National Mortgage Assoc.	5.500%	04/15/36	167		185,795
Government National Mortgage Assoc.	6.000%	11/15/23	1		577
Government National Mortgage Assoc.	6.000%	05/15/32	—	(r)	419
Government National Mortgage Assoc.	6.000%	04/15/33	11		12,604
Government National Mortgage Assoc.	6.000%	12/15/33	133		148,675
Government National Mortgage Assoc.	6.000%	01/15/34	63		69,915
Government National Mortgage Assoc.	6.000%	01/15/34	78		88,331
Government National Mortgage Assoc.	6.000%	01/15/34	39		44,565
Government National Mortgage Assoc.	6.000%	06/20/34	147		166,416
Government National Mortgage Assoc.	6.000%	07/15/34	105		118,374
Government National Mortgage Assoc.	6.500%	10/15/23	1		1,373
Government National Mortgage Assoc.	6.500%	12/15/23	6		6,266
Government National Mortgage Assoc.	6.500%	01/15/24	21		23,387
Government National Mortgage Assoc.	6.500%	01/15/24	72		80,269
Government National Mortgage Assoc.	6.500%	01/15/24	20		22,300
Government National Mortgage Assoc.	6.500%	01/15/24	46		51,184
Government National Mortgage Assoc.	6.500%	01/15/24	—	(r)	149
Government National Mortgage Assoc.	6.500%	01/15/24	2		1,996
Government National Mortgage Assoc.	6.500%	01/15/24	1		1,004
Government National Mortgage Assoc.	6.500%	01/15/24	4		4,536
Government National Mortgage Assoc.	6.500%	01/15/24	14		15,111
Government National Mortgage Assoc.	6.500%	01/15/24	2		1,678
Government National Mortgage Assoc.	6.500%	02/15/24	9		10,064
Government National Mortgage Assoc.	6.500%	02/15/24	21		23,842
Government National Mortgage Assoc.	6.500%	02/15/24	20		22,351
Government National Mortgage Assoc.	6.500%	02/15/24	7		7,536
Government National Mortgage Assoc.	6.500%	02/15/24	6		7,079
Government National Mortgage Assoc.	6.500%	02/15/24	4		3,973
Government National Mortgage Assoc.	6.500%	03/15/24	2		2,695
Government National Mortgage Assoc.	6.500%	03/15/24	5		5,085
Government National Mortgage Assoc.	6.500%	03/15/24	4		4,630
Government National Mortgage Assoc.	6.500%	04/15/24	2		1,890
Government National Mortgage Assoc.	6.500%	04/15/24	1		1,015
Government National Mortgage Assoc.	6.500%	04/15/24	5		5,930
Government National Mortgage Assoc.	6.500%	04/15/24	3		3,470
Government National Mortgage Assoc.	6.500%	04/15/24	8		9,225
Government National Mortgage Assoc.	6.500%	04/15/24	17		19,281
Government National Mortgage Assoc.	6.500%	04/15/24	4		4,495
Government National Mortgage Assoc.	6.500%	04/15/24	3		3,247
Government National Mortgage Assoc.	6.500%	05/15/24	5		5,333
Government National Mortgage Assoc.	6.500%	05/15/24	7		7,804
Government National Mortgage Assoc.	6.500%	05/15/24	31		34,087
Government National Mortgage Assoc.	6.500%	10/15/24	27		30,051
Government National Mortgage Assoc.	6.500%	11/15/28	7		7,716
Government National Mortgage Assoc.	6.500%	08/15/31	8		8,655
Government National Mortgage Assoc.	6.500%	12/15/31	14		15,498
Government National Mortgage Assoc.	6.500%	01/15/32	28		31,108
Government National Mortgage Assoc.	6.500%	02/15/32	54		59,783
Government National Mortgage Assoc.	6.500%	06/15/32	25		27,706
Government National Mortgage Assoc.	6.500%	07/15/32	49		54,639
Government National Mortgage Assoc.	6.500%	08/15/32	8		9,085
Government National Mortgage Assoc.	6.500%	08/15/32	9		10,150
Government National Mortgage Assoc.	6.500%	08/15/32	7		8,588
Government National Mortgage Assoc.	6.500%	08/15/32	28		31,357
Government National Mortgage Assoc.	6.500%	08/15/32	239		278,655
Government National Mortgage Assoc.	6.500%	08/15/34	27		30,536
Government National Mortgage Assoc.	6.500%	06/15/35	49		56,343
Government National Mortgage Assoc.	6.500%	09/15/36	62		72,639

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	8.000%		01/15/24	10	$9,985
Government National Mortgage Assoc.	8.000%		07/15/24	1	761
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	915	941,656
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		02/01/27	300	305,711
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	510	735,309

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $239,145,280)					239,893,159

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds	2.750%		08/15/47	225	225,281
U.S. Treasury Bonds	3.000%		11/15/44	190	199,567
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	2,267	2,250,952
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%		01/15/26	31,138	35,024,851
U.S. Treasury Notes	1.875%		12/31/19	1,275	1,274,602
U.S. Treasury Notes(a)	2.000%		11/30/22	535	530,131
U.S. Treasury Notes	2.125%		12/31/22	705	702,081
U.S. Treasury Notes(k)	2.125%		11/30/24	6,805	6,715,685
U.S. Treasury Notes	2.125%		05/15/25	3,195	3,146,201
U.S. Treasury Strips Coupon	2.184%	(s)	02/15/28	2,115	1,638,428
U.S. Treasury Strips Coupon	2.241%	(s)	05/15/28	1,055	812,565
U.S. Treasury Strips Coupon	2.280%	(s)	02/15/29	1,055	793,717
U.S. Treasury Strips Coupon	2.384%	(s)	05/15/29	2,175	1,626,489
U.S. Treasury Strips Coupon	2.519%	(s)	08/15/25	1,930	1,601,462
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	1,000	742,594
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	1,000	705,979
U.S. Treasury Strips Coupon	3.042%	(s)	11/15/35	2,000	1,237,741
U.S. Treasury Strips Coupon	3.202%	(s)	08/15/40	2,000	1,069,571

TOTAL U.S. TREASURY OBLIGATIONS (cost $59,941,989)					60,297,897

TOTAL LONG-TERM INVESTMENTS (cost $1,433,457,069)					2,307,971,680

				Shares
SHORT-TERM INVESTMENTS — 15.6%
AFFILIATED MUTUAL FUNDS — 15.5%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(w)				11,033,031	102,386,530
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				255,703,495	255,703,495
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $45,333,840; includes $45,272,865 of cash collateral for securities on loan)(b)(w)				45,333,840	45,333,840

TOTAL AFFILIATED MUTUAL FUNDS (cost $406,548,541)					403,423,865

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills(k) (cost $1,391,223)	1.365%	(n)	03/15/18	1,395	$1,391,387

TOTAL SHORT-TERM INVESTMENTS (cost $407,939,764)					404,815,252

TOTAL INVESTMENTS — 104.6% (cost $1,841,396,833)					2,712,786,932
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.6)%					(118,121,140)

NET ASSETS — 100.0%					$2,594,665,792

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,914,623 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,046,558; cash collateral of $45,272,865 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security. Such securities may be post maturity.

(f)	Indicates a restricted security; the original cost of such security is $1,585,580. The value of $1,588,980 is 0.1% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate quoted represents yield to maturity as of purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $1,750,000 is approximately 0.1% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
954	2 Year U.S. Treasury Notes	Mar. 2018	$204,634,506	$204,260,344	$(374,162)
1,306	5 Year U.S. Treasury Notes	Mar. 2018	152,356,701	151,710,266	(646,435)
270	10 Year U.S. Treasury Notes	Mar. 2018	33,518,416	33,492,656	(25,760)
83	10 Year U.S. Ultra Treasury Notes	Mar. 2018	11,122,130	11,085,687	(36,443)
629	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	104,910,367	105,455,781	545,414
15	Mini MSCI EAFE Index	Mar. 2018	1,515,160	1,534,125	18,965
143	S&P 500 E-Mini Index	Mar. 2018	19,008,495	19,133,400	124,905
18	S&P 500 Index	Mar. 2018	11,989,642	12,042,000	52,358

					(341,158)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Futures contracts outstanding at December 31, 2017 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
666	20 Year U.S. Treasury Bonds	Mar. 2018	$101,731,210	$101,898,000	$(166,790)
237	90 Day Euro Dollar	Dec. 2018	58,097,097	57,979,088	118,009

					(48,781)

					$(389,939)

Securities with a combined market value of $2,756,397 and $1,391,387 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	2,827	$3,355,271	$3,397,539	$(42,268)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Forward Foreign Currency	$—	$(42,268)	$(42,268)

Inflation Swap Agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
1,240	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$29	$(11,675)	$(11,704)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	2,835	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$21,623	$9,009	$(12,614)
	47,045	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	(17,942)	144,610	162,552
	9,895	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(5,201)	27,695	32,896
	17,865	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	5,028	30,840	25,812
	21,785	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(2,727)	21,338	24,065
	5,720	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(92,818)	(92,818)
	2,080	05/31/23	1.203%(S)	3 Month LIBOR(1)(Q)	161	112,071	111,910
	1,785	05/31/23	1.399%(S)	3 Month LIBOR(1)(Q)	(32,437)	77,976	110,413
	5,865	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	278,383	227,114	(51,269)
	5,592	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	134	12,196	12,062
	3,280	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	8,180	10,411	2,231
	6,597	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(6,804)	6,437	13,241
	3,525	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(7,019)	(3,591)	3,428
	2,240	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	17,728	17,728
	20,310	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	66,744	154,282	87,538
	9,240	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	32,628	68,979	36,351
	7,370	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	8,164	(767)	(8,931)
	5,570	09/04/25	2.214%(S)	3 Month LIBOR(1)(Q)	190	10,694	10,504
	22,150	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	238	49,393	49,155
	140	05/15/26	1.652%(S)	3 Month LIBOR(1)(Q)	7	7,428	7,421
	5,668	02/15/27	1.824%(A)	1 Day USOIS (1)(A)	62,809	94,980	32,171
	1,185	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,502	12,153	10,651

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	$—	$4,218	$4,218
3,150	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(1,996)	(13,674)	(11,678)
525	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	3,676	3,676
5,435	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(36,570)	(124,924)	(88,354)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(2,988)	(2,988)

				$375,095	$864,466	$489,371

Securities with a combined market value of $3,599,421 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,270,127,570	$52,686,646	$—
Preferred Stocks	1,363,200	624,973	—
Unaffiliated Exchange Traded Funds	7,188,819	—	—
Asset-Backed Securities
Automobiles	—	44,099,241	—
Collateralized Loan Obligations	—	42,918,895	—
Consumer Loans	—	10,452,967	—
Credit Cards	—	15,291,605	—
Equipment	—	5,860,307	—
Home Equity Loans	—	2,558,974	—
Other	—	1,084,092	—
Residential Mortgage-Backed Securities	—	19,139,462	1,550,841
Student Loans	—	4,433,443	—
Bank Loan	—	399,243	—
Commercial Mortgage-Backed Securities	—	162,854,273	—
Corporate Bonds	—	271,510,628	—
Municipal Bonds	—	18,711,747	—
Residential Mortgage-Backed Securities	—	36,696,962	4,363,782
Sovereign Bonds	—	33,862,954	—
U.S. Government Agency Obligations	—	239,893,159	—
U.S. Treasury Obligations	—	61,689,284	—
Affiliated Mutual Funds	403,423,865	—	—
Other Financial Instruments*
Futures Contracts	(389,939)	—	—
OTC Forward Foreign Currency Exchange Contract	—	(42,268)	—
Centrally Cleared Inflation Swap Agreements	—	(11,704)	—
Centrally Cleared Interest Rate Swap Agreements	—	489,371	—

Total	$1,681,713,515	$1,025,204,254	$5,914,623

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 1.7% of collateral for securities on loan)	15.5%
U.S. Government Agency Obligations	9.2
Banks	6.3
Commercial Mortgage-Backed Securities	6.3
Oil, Gas & Consumable Fuels	2.7
Software	2.7
Pharmaceuticals	2.6
Internet Software & Services	2.4
Residential Mortgage-Backed Securities	2.4
U.S. Treasury Obligations	2.4
Technology Hardware, Storage & Peripherals	2.1
Automobiles	2.0
IT Services	2.0
Semiconductors & Semiconductor Equipment	1.9
Insurance	1.9
Media	1.8
Collateralized Loan Obligations	1.7
Capital Markets	1.7
Biotechnology	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Health Care Providers & Services	1.4
Internet & Direct Marketing Retail	1.4
Chemicals	1.4
Health Care Equipment & Supplies	1.3
Sovereign Bonds	1.3
Aerospace & Defense	1.3
Diversified Financial Services	1.1
Specialty Retail	1.1
Beverages	1.1
Diversified Telecommunication Services	1.1
Industrial Conglomerates	1.0
Hotels, Restaurants & Leisure	1.0
Food & Staples Retailing	0.9
Machinery	0.9
Electric Utilities	0.9
Electric	0.9
Oil & Gas	0.8
Household Products	0.8
Municipal Bonds	0.7
Food Products	0.7
Tobacco	0.7
Credit Cards	0.6
Communications Equipment	0.5
Airlines	0.5
Road & Rail	0.5
Multi-Utilities	0.5
Consumer Loans	0.4
Life Sciences Tools & Services	0.4
Energy Equipment & Services	0.4
Consumer Finance	0.4
Textiles, Apparel & Luxury Goods	0.4
Air Freight & Logistics	0.4
Auto Manufacturers	0.4
Computers	0.3
Telecommunications	0.3
Electrical Equipment	0.3
Unaffiliated Exchange Traded Funds	0.3
Agriculture	0.3

Household Durables	0.3%
Healthcare-Services	0.3
Healthcare-Products	0.2
Electronic Equipment, Instruments & Components	0.2
Multiline Retail	0.2
Pipelines	0.2
Equipment	0.2
Metals & Mining	0.2
Retail	0.2
Containers & Packaging	0.2
Lodging	0.2
Student Loans	0.2
Multi-National	0.2
Building Products	0.2
Commercial Services & Supplies	0.2
Professional Services	0.2
Mining	0.2
Trading Companies & Distributors	0.1
Transportation	0.1
Personal Products	0.1
Auto Components	0.1
Semiconductors	0.1
Home Equity Loans	0.1
Gas	0.1
Oil & Gas Services	0.1
Commercial Services	0.1
Construction & Engineering	0.1
Housewares	0.1
Foods	0.1
Forest Products & Paper	0.1
Construction Materials	0.1
Auto Parts & Equipment	0.1
Real Estate Management & Development	0.1
Distributors	0.1
Savings & Loans	0.1
Packaging & Containers	0.0	*
Building Materials	0.0	*
Health Care Technology	0.0	*
Machinery-Diversified	0.0	*
Other	0.0	*
Miscellaneous Manufacturing	0.0	*
Water Utilities	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Entertainment	0.0	*
Leisure Products	0.0	*
Wireless Telecommunication Services	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Technology	0.0	*
Diversified Consumer Services	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*
Gas Utilities	0.0	*
Marine	0.0	*

	104.6
Liabilities in excess of other assets	(4.6)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A35

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$196,228	*	—	$—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	42,268
Interest rate contracts	Due from/to broker — variation margin futures	663,423	*	Due from/to broker — variation margin futures	1,249,590	*
Interest rate contracts	Due from/to broker — variation margin swaps	758,023	*	Due from/to broker — variation margin swaps	280,356	*

Total		$1,617,674			$1,572,214

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$42,252	$6,000	$—	$—	$—	$(275,876)
Equity contracts	3,255	—	—	5,694,008	—	—	—
Foreign exchange contracts	—	—	—	—	45,874	—	—
Interest rate contracts	—	(1,110,648)	585,218	3,988,948	—	23,492	1,720,017

Total	$3,255	$(1,068,396)	$591,218	$9,682,956	$45,874	$23,492	$1,444,141

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$(111,279)
Equity contracts	618,366	—	—
Foreign exchange contracts	—	(42,268)	—
Interest rate contracts	(31,805)	—	(1,847,356)

Total	$586,561	$(42,268)	$(1,958,635)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$169,801	$2,801,800	$386,497,701	$71,226,858

Forward Foreign Currency Exchange Contracts—Sold(3)	Credit Default Swap Agreements— Buy Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)
$1,336,037	$21,200,000	$248,000	$312,992,646

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$44,046,558	$(44,046,558)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$—	$(42,268)	$(42,268)	$—	$(42,268)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $44,046,558:
Unaffiliated investments (cost $1,434,848,292)	$2,309,363,067
Affiliated investments (cost $406,548,541)	403,423,865
Cash	18,038
Foreign currency, at value (cost $85,922)	86,665
Receivable for investments sold	16,149,542
Dividends and interest receivable	6,937,353
Tax reclaim receivable	503,671
Due from broker—variation margin futures	335,211
Receivable for Series shares sold	7,577
Receivable from affiliate	4,748
Prepaid expenses	17,833

Total Assets	2,736,847,570

LIABILITIES
Payable for investments purchased	93,257,279
Payable to broker for collateral for securities on loan	45,272,865
Payable for Series shares repurchased	1,835,896
Management fee payable	1,212,108
Accrued expenses and other liabilities	308,790
Due to broker—variation margin swaps	138,307
Due to broker—variation margin futures	113,285
Unrealized depreciation on OTC forward foreign currency exchange contracts	42,268
Affiliated transfer agent fee payable	980

Total Liabilities	142,181,778

NET ASSETS	$2,594,665,792

Net assets were comprised of:
Paid-in capital	$979,947,815
Retained earnings	1,614,717,977

Net assets, December 31, 2017	$2,594,665,792

Net asset value and redemption price per share $2,594,665,792 / 95,484,978 outstanding shares of beneficial interest	$27.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of foreign withholding taxes of $331)	$27,644,002
Unaffiliated dividend income (net) (foreign withholding tax of $166,638, of which $29,305 is reimbursable by an affiliate)	25,900,425
Affiliated dividend income	5,594,318
Income from securities lending, net (including affiliated income of $104,838)	125,166

Total income	59,263,911

EXPENSES
Management fee	13,941,017
Custodian and accounting fees	349,298
Shareholders’ reports	309,177
Audit fee	52,264
Trustees’ fees	34,236
Legal fees and expenses	20,491
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,846
Miscellaneous	87,614

Total expenses	14,804,943

NET INVESTMENT INCOME (LOSS)	44,458,968

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,141)	119,456,989
Futures transactions	9,682,956
Options written transactions	591,218
Swap agreement transactions	1,444,141
Forward rate agreement transactions	23,492
Forward currency contract transactions	45,874
Foreign currency transactions	231,931

131,476,601

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $89,161)	120,672,382
Futures	586,561
Swap agreements	(1,958,635)
Forward currency contracts	(42,268)
Foreign currencies	83,070

119,341,110

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	250,817,711

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,276,679

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$44,458,968	$44,543,863
Net realized gain (loss) on investment and foreign currency transactions	131,476,601	28,658,304
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	119,341,110	98,563,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,276,679	171,766,154

SERIES SHARE TRANSACTIONS
Series shares sold [357,202 and 338,782 shares, respectively]	9,258,591	7,843,814
Series shares repurchased [7,143,196 and 11,378,786 shares, respectively]	(183,096,479)	(262,953,434)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(173,837,888)	(255,109,620)

CAPITAL CONTRIBUTIONS	—	2,299,220

TOTAL INCREASE (DECREASE)	121,438,791	(81,044,246)
NET ASSETS:
Beginning of year	2,473,227,001	2,554,271,247

End of year	$2,594,665,792	$2,473,227,001

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 91.9% ASSET-BACKED SECURITIES — 20.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 0.3%
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	900	$902,632
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950%		03/25/22	400	398,788
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class C, 144A	4.580%		09/15/21	1,600	1,610,701

					2,912,121

Collateralized Loan Obligations — 13.3%
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639%	(c)	07/15/29	250	251,848
Atlas Sr. Loan Fund Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.830%	2.252%	(c)	11/17/27	4,500	4,502,457
Atlas Sr. Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	2.619%	(c)	07/16/29	500	503,462
Atrium (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	2.203%	(c)	04/22/27	8,250	8,252,913
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.140%	2.503%	(c)	10/22/25	1,000	1,000,785
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.523%	(c)	04/17/26	1,100	1,102,993
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.597%	(c)	10/15/30	4,500	4,519,962
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.503%	(c)	04/17/25	2,404	2,405,824
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 144A, 3 Month LIBOR + 1.180%	2.667%	(c)	01/15/30	4,000	4,002,582
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	2.623%	(c)	04/22/30	7,750	7,761,749
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 144A, 3 Month LIBOR + 1.110%	2.473%	(c)	01/22/31	3,750	3,750,000
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A, 3 Month LIBOR + 1.450%	2.809%	(c)	07/15/26	1,500	1,501,185
Elevation CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.230%	2.580%	(c)	10/15/29	7,500	7,506,460
Elevation CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.220%	2.824%	(c)	07/15/30	5,250	5,250,874
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597%	(c)	10/23/29	1,250	1,258,509
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.230%	2.597%	(c)	01/25/27	8,250	8,266,634
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899%	(c)	04/15/27	2,250	2,252,590
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.180%	2.539%	(c)	07/15/26	250	250,584
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559%	(c)	10/15/26	1,000	1,003,369
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.474%	(c)	01/18/27	7,300	7,321,183
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.210%	3.075%	(c)	01/16/31	4,000	4,000,000
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.607%	(c)	10/12/30	8,000	8,014,444
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class BR, 144A, 3 Month LIBOR + 1.500%	3.030%	(c)	04/18/27	7,000	7,000,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850%	2.572%	(c)	01/15/28	3,000	3,000,000
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561%	(c)	07/15/30	750	756,080

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628%	(c)	10/30/30	1,250	$1,260,171
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	2.861%	(c)	01/17/31	4,000	4,000,000
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	2.633%	(c)	07/20/30	1,000	1,006,971
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.220%	2.633%	(c)	11/14/29	3,500	3,512,061
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	700	701,633
Sound Point CLO (Cayman Islands), Series 2017-3A, Class A1A, 144A, 3 Month LIBOR + 1.220%	2.580%	(c)	10/20/30	5,750	5,756,039
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.243%	(c)	07/20/27	4,000	4,011,108
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	3,000	3,000,000
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067%	(c)	10/25/28	3,250	3,271,592
Trinitas CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.210%	2.908%	(c)	01/25/31	4,000	4,000,000
Trinitas CLO Ltd. (Cayman Islands), Series 2017-7A, Class B, 144A, 3 Month LIBOR + 1.600%	3.298%	(c)	01/25/31	1,500	1,500,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.479%	(c)	07/15/25	255	256,026
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239%	(c)	07/15/27	5,000	5,011,907
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.569%	(c)	10/15/30	7,500	7,540,782
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683%	(c)	04/20/29	1,750	1,761,619
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626%	(c)	10/20/29	1,000	1,003,831
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.881%	(c)	01/17/31	4,000	4,000,000
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.552%	(c)	11/07/25	2,500	2,505,590
York CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 1.150%	2.609%	(c)	01/22/31	2,000	2,000,784
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729%	(c)	07/15/29	1,000	1,010,202

					152,546,803

Consumer Loans — 2.3%
Lendmark Funding Trust, Series 2016-2A, Class A, 144A	3.260%		04/21/25	700	703,117
Lendmark Funding Trust, Series 2017-1A, Class A, 144A	2.830%		12/22/25	1,000	997,386
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	1,826	1,825,192
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,100	1,103,850
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	2,500	2,540,200
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 144A	4.100%		03/20/28	2,600	2,633,588
OneMain Financial Issuance Trust, Series 2017-1A, Class B, 144A	2.790%		09/14/32	500	492,380
OneMain Financial Issuance Trust, Series 2017-1A, Class C, 144A	3.350%		09/14/32	500	493,722
Oportun Funding LLC, Series 2016-C, Class A, 144A	3.280%		11/08/21	2,300	2,301,380
Oportun Funding LLC, Series 2017-A, Class A, 144A	3.230%		06/08/23	1,000	996,181
Oportun Funding LLC, Series 2017-B, Class A, 144A	3.220%		10/10/23	2,750	2,737,359
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.552%	(c)	08/25/23	1,275	1,274,739

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Consumer Loans (continued)
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	3,105	$3,123,897
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,200	5,220,649

					26,443,640

Home Equity Loans — 1.9%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-AR1, Class M3, 1 Month LIBOR + 4.500%	5.503%	(c)	01/25/33	1,809	1,812,318
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3, 1 Month LIBOR + 2.925%	4.477%	(c)	10/25/31	271	285,032
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W2, Class M4, 1 Month LIBOR + 5.625%	4.292%	(c)	09/25/33	2,400	2,255,322
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W6, Class M1, 1 Month LIBOR + 0.825%	2.377%	(c)	05/25/34	690	687,746
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1, 1 Month LIBOR + 1.245%	2.722%	(c)	06/15/33	834	823,837
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1, 1 Month LIBOR + 0.900%	2.228%	(c)	03/25/34	2,645	2,647,826
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%		03/25/34	546	559,462
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2, 1 Month LIBOR + 2.250%	3.802%	(c)	08/25/32	35	33,064
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	08/25/35	326	327,888
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	05/25/33	673	667,704
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1, 1 Month LIBOR + 1.020%	2.572%	(c)	10/25/33	486	485,982
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1, 1 Month LIBOR + 0.870%	2.422%	(c)	11/25/34	3,688	3,675,231
New Century Home Equity Loan Trust, Series 2003-4, Class M1, 1 Month LIBOR + 1.125%	2.677%	(c)	10/25/33	1,943	1,901,501
New Century Home Equity Loan Trust, Series 2004-4, Class M1, 1 Month LIBOR + 0.765%	2.317%	(c)	02/25/35	2,214	2,195,100
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.721%		02/25/34	702	717,038
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1, 1 Month LIBOR + 0.780%	2.332%	(c)	02/25/34	2,035	2,049,555
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1, 1 Month LIBOR + 0.765%	2.317%	(c)	02/25/35	1,038	1,022,467

					22,147,073

Other — 0.1%
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	720	720,800

Residential Mortgage-Backed Securities — 2.1%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1, 1 Month LIBOR + 0.960%	2.512%	(c)	09/25/34	395	397,618
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2, 1 Month LIBOR + 0.780%	2.108%	(c)	10/25/34	1,377	1,370,146
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.511%	(c)	12/26/46	4,088	4,118,430
CSMC Trust, Series 2017-6R, 144A^	2.900%	(cc)	03/06/47	1,741	1,751,539
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.657%		07/25/34	383	379,186
FBR Securitization Trust, Series 2005-2, Class M1, 1 Month LIBOR + 0.720%	2.048%	(c)	09/25/35	868	869,492

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Residential Mortgage-Backed Securities (continued)
Fremont Home Loan Trust, Series 2003-B, Class M1, 1 Month LIBOR + 1.050%	2.602%	(c)	12/25/33		135	$132,376
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1, 1 Month LIBOR + 0.750%	2.302%	(c)	02/25/34		2,097	2,099,505
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A, 1 Month LIBOR + 0.520%	2.072%	(c)	06/25/35		1,000	970,677
Structured Asset Investment Loan Trust, Series 2004-7, Class A8, 1 Month LIBOR + 1.200%	2.752%	(c)	08/25/34		1,400	1,345,662
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57		4,240	4,222,300
Towd Point Mortgage Trust, Series 2017-6, Class A1, 144A	2.750%	(cc)	10/25/57		4,177	4,162,339
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250%		04/25/59		250	250,694
VOLT LXIII LLC, Series 2017-NP10, Class A1, 144A	3.000%		10/25/47		1,800	1,797,287
VOLT VII LLC, Series 2017-NPL4, Class A1, 144A	3.375%		04/25/47		353	354,658

						24,221,909

Student Loans — 0.0%
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%	2.952%	(c)	01/25/41		417	427,372

TOTAL ASSET-BACKED SECURITIES (cost $224,744,721)						229,419,718

BANK LOANS — 1.1%
Diversified Manufacturing — 0.1%
Ceramtec Service GmbH (Germany), Initial Euro Term B-1 Loan	—%	(p)	08/30/20	EUR	690	826,458
Ceramtec Service GmbH (Germany), Initial Euro Term B-2 Loan	—%	(p)	08/28/20	EUR	210	251,379

						1,077,837

Electric — 0.0%
Lightstone Holding Co. LLC, Refinancing Term C Loan, 1 Month LIBOR + 4.500%	5.878%	(c)	01/30/24		28	28,043
Lightstone Holding Co. LLC, Tranche B-2 Loan	—%	(p)	01/30/24		436	437,227

						465,270

Financial Institutions — 0.2%
McAfee LLC, First Lien Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.069%	(c)	09/30/24		2,195	2,186,271
McAfee LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.069%	(c)	09/29/25		500	500,000

						2,686,271

Health Care & Pharmaceutical — 0.2%
Avantor, Initial Euro Term Loan, 1 Month EURIBOR + 4.250%	4.250%	(c)	11/21/24	EUR	450	542,884
Nidda Heathcare Holding AG (Germany), Term Loan	—%	(p)	09/30/24	GBP	1,000	1,350,147

						1,893,031

Retailers — 0.2%
Intervias Finco Ltd. (United Kingdom), Facility D1, 3 Month GBP LIBOR + 5.000%	5.440%	(c)	01/30/23	GBP	1,000	1,354,929
Rite Aid Corp., Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%	5.365%	(c)	06/21/21		1,375	1,375,000

						2,729,929

Technology — 0.4%
BMC Software Finance, Inc., Term Loan, 3 Month LIBOR + 3.250%	4.824%	(c)	09/12/22		421	420,452
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.193%	(c)	12/31/18		2,237	2,235,762
Peer Holdings BV, Facility B, 1 Month EURIBOR + 3.250%	3.250%	(c)	02/25/22	EUR	1,100	1,323,130

						3,979,344

TOTAL BANK LOANS (cost $12,839,806)						12,831,682

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
245 Park Avenue Trust, Series 2017-245P, Class A, 144A	3.508%		06/05/37	1,045	$1,073,301
Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A3	2.903%		07/15/49	2,300	2,276,308
BANK, Series 2017-BNK5, Class A4	3.131%		06/15/60	4,400	4,401,980
BANK, Series 2017-BNK6, Class A4	3.254%		07/15/60	3,300	3,340,181
BANK, Series 2017-BNK8, Class A3	3.229%		11/15/50	1,950	1,964,107
BBCMS Mortgage Trust, Series 2016-ETC, Class A, 144A	2.937%		08/14/36	1,170	1,145,244
BBCMS Mortgage Trust, Series 2016-ETC, Class B, 144A	3.189%		08/14/36	510	492,873
BBCMS Mortgage Trust, Series 2016-ETC, Class C, 144A	3.391%		08/14/36	430	412,776
BBCMS Mortgage Trust, Series 2016-ETC, Class D, 144A	3.609%	(cc)	08/14/36	1,560	1,484,601
CD Mortgage Trust, Series 2017-CD5, Class A3	3.171%		08/15/50	3,500	3,519,089
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	3,200	3,319,147
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4	3.209%		05/10/49	1,700	1,714,576
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.314%		04/10/49	5,100	5,172,182
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class B, 144A	2.778%	(cc)	11/10/31	2,400	2,335,130
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class C, 144A	2.778%	(cc)	11/10/31	900	861,370
COMM Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	2,000	1,980,667
COMM Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	2,969	2,992,038
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	3,200	3,290,027
COMM Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	3,600	3,784,765
COMM Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	5,000	5,011,439
COMM Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	2,600	2,715,212
COMM Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	2,100	2,212,320
COMM Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	2,500	2,448,734
COMM Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49	300	314,192
COMM Mortgage Trust, Series 2017-COR2, Class A2	3.239%		09/10/50	4,500	4,552,083
DBJPM Mortgage Trust, Series 2017-C6, Class A4	3.071%		06/10/50	2,800	2,794,098
DBWF Mortgage Trust, Series 2016-85T, Class D, 144A	3.808%	(cc)	12/10/36	1,400	1,387,868
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555%	(cc)	09/10/35	3,000	3,001,752
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.534%	(cc)	06/25/20	7,733	238,464
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.426%	(cc)	05/25/22	27,184	1,393,625
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.465%	(cc)	06/25/22	15,519	836,122
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.870%	(cc)	10/25/22	10,701	367,158
FHLMC Multifamily Structured Pass-Through Certificates, Series K027, Class X1, IO	0.798%	(cc)	01/25/23	133,035	4,349,060
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class X1, IO	0.752%	(cc)	01/25/25	83,165	3,632,676
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class X1, IO	0.892%	(cc)	12/25/25	89,375	5,357,087
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.368%	(cc)	03/25/26	13,931	1,285,235
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.733%	(cc)	05/25/19	21,041	372,259
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.683%	(cc)	07/25/19	25,968	474,378
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3	3.119%		05/10/50	3,025	3,053,144
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	1,430	1,435,429
GS Mortgage Securities Trust, Series 2017-GS6, Class A2	3.164%		05/10/50	3,400	3,417,837
GS Mortgage Securities Trust, Series 2017-GS7, Class A3	3.167%		08/10/50	4,560	4,553,295

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478%	(cc)	06/15/34	1,050	$1,071,558
JPMBB Commercial Mortgage Securities Trust, Series 2017-C7, Class A4	3.147%		10/15/50	3,600	3,617,303
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	3,200	3,300,117
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A	2.881%		06/15/49	1,070	1,056,620
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4	3.414%		03/15/50	2,300	2,356,205
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,994,104
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	2,856	2,879,587
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3	2.559%		08/15/49	2,900	2,794,381
LCCM, Series 2017-LC26, Class A4, 144A	3.551%		07/12/50	4,300	4,380,604
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, IO, 144A	1.480%	(cc)	08/15/45	39,212	2,091,246
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.967%	(cc)	07/15/46	4,800	5,071,364
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,691	1,701,342
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	2,300	2,307,346
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5	2.860%		09/15/49	2,000	1,961,492
Morgan Stanley Capital I Trust, Series 2017-H1, Class A4	3.259%		06/15/50	2,750	2,785,366
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A3	3.330%		12/15/50	5,500	5,560,894
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126%		07/05/36	180	176,903
UBS Commercial Mortgage Trust, Series 2017-C2, Class A3	3.225%		08/15/50	4,400	4,430,908
UBS Commercial Mortgage Trust, Series 2017-C7, Class A3	3.418%		12/15/50	5,600	5,686,662
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	4,506	4,537,455
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	4,300	4,443,947
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3	3.294%		01/15/59	2,250	2,285,335
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A3	2.834%		06/15/49	2,500	2,458,346
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%		07/15/48	4,600	4,468,105
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5	3.418%		09/15/50	1,540	1,577,782
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A3	3.317%		10/15/50	1,370	1,391,743

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $178,057,555)					177,150,544

CORPORATE BONDS — 40.2%
Agriculture — 0.5%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.222%		08/15/24	2,810	2,809,889
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,375	2,374,691
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%		06/23/19	895	968,090

					6,152,670

Airlines — 0.6%
American Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2016-1, Class AA	3.575%		07/15/29	1,746	1,777,779

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#			Value
Airlines (continued)
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class A-1	6.703%	12/15/22		—	(r)	$342
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	5.983%	10/19/23		1,330		1,450,152
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%	07/12/22		342		358,152
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20		1,180		1,186,847
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%	02/10/24		898		1,021,858
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%	11/23/20		297		304,531
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%	10/15/20		378		391,076
United Airlines, Pass-Through Trust, Pass-Through Certificates, Series 2007-071A, Class A	6.636%	01/02/24		666		718,641

						7,209,378

Apparel — 0.1%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500%	06/15/24	EUR	575		742,649

Auto Manufacturers — 0.8%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43		1,755		1,779,800
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46		525		571,310
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18		2,225		2,225,273
General Motors Co., Sr. Unsec’d. Notes	4.875%	10/02/23		1,350		1,460,934
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43		1,885		2,232,724
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36		210		255,861
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	2.200%	01/15/24	EUR	350		427,976

						8,953,878

Auto Parts & Equipment — 0.5%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500%	08/15/24	EUR	701		897,496
IHO Verwaltungs GmbH (Germany), 1st Lien, 144A	3.750%	09/15/26	EUR	1,050		1,347,876
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 3.25% or PIK 4.000%, 144A	3.250%	09/15/23	EUR	1,075		1,344,653
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875%	04/01/24	EUR	1,275		1,669,102

						5,259,127

Banks — 10.3%
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	12/31/49		3,500		3,511,900
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23		5,870		6,005,010
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	07/21/28		740		752,176
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%	04/01/24		1,150		1,215,695
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%	01/22/24		3,750		3,988,332
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	01/20/48		1,200		1,352,349
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26		1,735		1,851,946
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23		480		487,093
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.337%	01/10/28		520		538,182
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26		1,290		1,341,884
BNP Paribas SA (France), Sr. Unsec’d. Notes, 144A, MTN	2.950%	05/23/22		1,435		1,438,122
BNP Paribas SA (France), Sub. Notes, 144A	4.625%	03/13/27		230		245,360
BPCE SA (France), Sr. Unsec’d. Notes, 144A, MTN	3.500%	10/23/27		300		295,197
BPCE SA (France), Sub. Notes, 144A, MTN	4.500%	03/15/25		1,500		1,567,800
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850%	04/01/21		2,450		2,483,621
CITIC Ltd. (China), Sr. Unsec’d. Notes, EMTN	6.875%	01/21/18		1,100		1,101,991
Citigroup, Inc., Jr. Sub. Notes, Series Q	5.950%	12/31/49		1,355		1,415,975
Citigroup, Inc., Jr. Sub. Notes, Series R	6.125%	12/31/49		1,085		1,154,169
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39		2,995		4,788,787

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	2,630	$2,784,388
Credit Suisse/New York NY (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%	09/09/24	1,050	1,086,479
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%	05/12/21	900	908,301
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, MTN	3.700%	05/30/24	159	160,068
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A, MTN	2.125%	09/01/22	600	586,358
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%	01/29/20	2,500	2,478,584
Discover Bank, Sr. Unsec’d. Notes	3.450%	07/27/26	280	276,402
Discover Bank, Sr. Unsec’d. Notes	4.250%	03/13/26	1,150	1,199,389
Discover Bank, Sub. Notes	7.000%	04/15/20	2,005	2,185,413
Fifth Third Bank, Sr. Unsec’d. Notes	2.375%	04/25/19	425	426,230
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series M	5.375%	12/31/49	1,950	2,008,500
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.272%	09/29/25	1,140	1,135,407
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	125	128,261
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	1,775	1,822,316
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	4,200	4,657,089
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%	04/01/18	1,355	1,369,261
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%	02/01/41	2,195	2,957,978
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, Series D, MTN	6.000%	06/15/20	2,420	2,616,542
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	440	589,003
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875%	07/14/27	630	629,705
JPMorgan Chase & Co., Jr. Sub. Notes, Series 1	7.900%	12/31/49	6,130	6,206,625
JPMorgan Chase & Co., Jr. Sub. Notes, Series X	6.100%	12/31/49	1,450	1,593,260
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%	06/23/20	5,400	5,447,152
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	1,740	1,709,098
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	06/15/26	3,020	3,018,381
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	500	511,926
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.540%	05/01/28	1,520	1,546,367
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.882%	07/24/38	410	421,467
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	07/24/48	730	761,308
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	600	629,112
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	420	446,398
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100%	03/24/21	1,155	1,244,714
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%	01/13/20	2,650	2,823,030
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%	03/21/18	1,125	1,125,028
Morgan Stanley, Jr. Sub. Notes, Series H	5.450%	12/31/49	975	1,000,837
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	2,725	2,687,749
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%	02/25/23	1,535	1,590,815
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	385	398,665
Morgan Stanley, Sr. Unsec’d. Notes	4.375%	01/22/47	1,730	1,896,395
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	07/28/21	2,080	2,275,184
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%	09/23/19	2,635	2,776,801
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	1,920	2,092,292
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	750	785,894
People’s United Bank, Sub. Notes	4.000%	07/15/24	550	555,487
PNC Financial Services Group, Inc. (The), Sub. Notes	3.900%	04/29/24	975	1,020,922
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%	10/16/20	1,550	1,555,123
State Street Corp., Jr. Sub. Notes	4.956%	03/15/18	3,025	3,042,305
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%	01/10/19	625	626,406
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%	08/15/23	1,100	1,087,424
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%	03/23/28	1,485	1,564,727

				117,982,155

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Beverages — 0.0%
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%		10/01/18		375	$379,909

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	4.663%		06/15/51		2,948	3,297,352

Building Materials — 0.4%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%		01/11/22	EUR	900	1,105,994
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%		11/15/24		3,000	3,135,900
US Concrete, Inc., Gtd. Notes	6.375%		06/01/24		600	643,500

						4,885,394

Chemicals — 1.5%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%		06/01/43		870	970,714
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%		01/15/45		420	488,657
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%		01/15/41		450	572,443
Ashland, Inc., Gtd. Notes	6.875%		05/15/43		3,000	3,330,000
CF Industries, Inc., Gtd. Notes	4.950%		06/01/43		675	637,875
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44		700	691,250
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20		141	153,732
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44		125	136,650
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%		05/15/39		1,002	1,712,770
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21		3,550	3,943,350
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%		11/15/33		465	506,410
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43		155	167,007
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450%		06/01/27		445	452,118
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%		04/01/23		3,058	3,702,438

						17,465,414

Commercial Services — 0.5%
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%		06/01/34		920	1,161,233
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%		10/15/37		770	1,029,682
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%		04/15/22		1,500	1,543,125
United Rentals North America, Inc., Gtd. Notes	4.875%		01/15/28		500	502,500
United Rentals North America, Inc., Gtd. Notes	5.500%		07/15/25		650	689,000
United Rentals North America, Inc., Gtd. Notes	5.500%		05/15/27		450	473,625

						5,399,165

Computers — 0.1%
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19		905	916,337
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18		630	633,036

						1,549,373

Diversified Financial Services — 0.3%
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		86	95,615
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,467,067
Intrum Justitia AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125%		07/15/24	EUR	750	902,028
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		650	766,727
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875%		05/02/18		2,740	128,232
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.720%	2.395%	(c)	07/03/33		314	302,244

						3,661,913

Electric — 2.6%
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25		5,000	5,250,000
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%		07/01/23		550	563,829
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%		01/15/23		396	385,110
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%		01/15/25		1,350	1,275,750
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.300%		12/01/56		235	256,426
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125%		06/15/21	EUR	1,350	1,691,488

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Electric (continued)
Dominion Energy, Inc., Jr. Sub. Notes	4.104%	04/01/21		2,710	$2,820,158
Dynegy, Inc., Gtd. Notes	5.875%	06/01/23		2,400	2,430,000
Dynegy, Inc., Gtd. Notes(a)	7.375%	11/01/22		1,000	1,055,000
Dynegy, Inc., Gtd. Notes(a)	7.625%	11/01/24		225	241,313
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35		2,325	2,807,652
Emera US Finance LP (Canada), Gtd. Notes	3.550%	06/15/26		820	822,349
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%	10/25/26		235	238,708
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39		1,900	2,222,643
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44		400	475,128
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33		1,150	1,456,788
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21		250	264,293
Majapahit Holding BV (Indonesia), Gtd. Notes	7.750%	01/20/20		1,500	1,640,700
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43		1,950	2,131,374
South Carolina Electric & Gas Co., First Mortgage	4.600%	06/15/43		2,025	2,187,594

					30,216,303

Electronics — 0.1%
Honeywell International, Inc., Sr. Unsec’d. Notes	0.650%	02/21/20	EUR	900	1,093,638

Engineering & Construction — 0.0%
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250%	10/27/27		345	338,299

Entertainment — 0.2%
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23		1,508	1,526,850
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250%	02/28/47	GBP	250	343,642
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.875%	02/28/47	GBP	125	171,512

					2,042,004

Food — 0.6%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Gtd. Notes	5.750%	03/15/25		225	202,950
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23		1,125	1,136,250
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	5.750%	06/15/25		2,025	1,949,062
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, Private Placement, 144A	7.250%	06/01/21		1,080	1,097,550
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26		1,360	1,308,701
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46		400	396,220
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35		725	791,535
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%	02/01/47		275	274,584

					7,156,852

Forest Products & Paper — 0.2%
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41		675	844,880
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39		1,000	1,408,695

					2,253,575

Gas — 0.3%
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes	4.250%	11/02/20		1,750	1,812,650
NiSource Finance Corp., Gtd. Notes	4.800%	02/15/44		300	339,601
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	06/01/43		1,050	1,116,896

					3,269,147

Healthcare-Products — 1.0%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21		2,780	2,812,184
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.363%	06/06/24		3,415	3,424,540
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25		3,435	3,563,287
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35		1,358	1,530,892

					11,330,903

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Healthcare-Services — 1.8%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37		1,900	$2,605,811
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43		385	422,161
CHS/Community Health Systems, Inc., Gtd. Notes(a)	7.125%		07/15/20		625	467,188
CHS/Community Health Systems, Inc., Gtd. Notes(a)	8.000%		11/15/19		2,600	2,197,000
Cigna Corp., Sr. Unsec’d. Notes	4.375%		12/15/20		745	780,473
DaVita, Inc., Gtd. Notes	5.000%		05/01/25		500	499,850
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20		330	339,900
HCA, Inc., Gtd. Notes	5.375%		02/01/25		2,325	2,406,375
HCA, Inc., Gtd. Notes	5.875%		02/15/26		725	766,688
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23		300	306,750
Humana, Inc., Sr. Unsec’d. Notes	3.950%		03/15/27		1,000	1,035,385
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22		240	244,690
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.250%		09/01/24		1,495	1,497,326
Select Medical Corp., Gtd. Notes	6.375%		06/01/21		2,100	2,155,125
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes	6.250%		07/01/22	EUR	1,100	1,388,896
Tenet Healthcare Corp., Sec’d. Notes, 144A(a)	5.125%		05/01/25		550	536,250
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20		500	505,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42		1,260	1,309,685
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37		760	1,060,840
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37		195	276,998

						20,802,391

Home Builders — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22		1,000	1,045,000
PulteGroup, Inc., Gtd. Notes	5.000%		01/15/27		975	1,018,875
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250%		04/15/21		2,175	2,218,500

						4,282,375

Home Furnishings — 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.500%		06/15/26		650	666,380

Housewares — 0.2%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26		670	699,753
Newell Brands, Inc., Sr. Unsec’d. Notes	5.500%		04/01/46		1,200	1,430,732

						2,130,485

Insurance — 1.9%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20		430	458,436
American International Group, Inc., Sr. Unsec’d. Notes	3.900%		04/01/26		2,120	2,198,457
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44		1,075	1,157,884
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	2.750%		03/15/23		4,760	4,791,105
Chubb Corp. (The), Gtd. Notes, 3 Month LIBOR + 2.250%	3.609%	(c)	03/29/67		1,775	1,761,688
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%		07/15/34		1,350	1,730,917
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22		500	545,638
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750%		03/27/24	EUR	800	992,357
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		03/15/35		1,030	1,330,952
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40		405	558,270
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19		388	423,637
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43		350	392,847
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40		500	671,269
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20		850	914,966
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42		150	167,076
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%		05/15/47		2,310	2,442,919
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39		196	276,917

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Insurance (continued)
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20		500	$538,272

					21,353,607

Internet — 0.2%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625%	05/15/27	EUR	1,750	2,117,117

Iron/Steel — 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250%	08/10/26		270	312,795

Lodging — 0.3%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22		1,325	1,349,325
MGM Resorts International, Gtd. Notes	6.625%	12/15/21		1,325	1,453,790
Studio City Co. Ltd. (Hong Kong), Sr. Sec’d. Notes	7.250%	11/30/21		300	316,500

					3,119,615

Machinery-Diversified — 0.4%
CNH Industrial Capital LLC, Gtd. Notes	4.875%	04/01/21		1,050	1,102,500
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%	01/15/98		1,100	1,187,762
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21		1,960	2,113,924

					4,404,186

Media — 3.0%
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39		65	91,739
21st Century Fox America, Inc., Gtd. Notes	7.625%	11/30/28		1,415	1,888,833
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%	05/01/26		3,300	3,382,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	04/01/24		800	834,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	05/01/27		1,000	1,030,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21		1,425	1,428,562
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20		674	684,110
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	7.750%	07/15/25		2,675	2,848,875
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35		710	829,014
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45		855	996,870
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%	10/23/55		225	270,640
Comcast Corp., Gtd. Notes	3.150%	03/01/26		1,190	1,198,836
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/15/24		2,800	2,757,677
Discovery Communications LLC, Gtd. Notes(a)	3.950%	03/20/28		375	372,996
Discovery Communications LLC, Gtd. Notes	5.000%	09/20/37		145	150,233
Discovery Communications LLC, Gtd. Notes	5.200%	09/20/47		510	532,297
DISH DBS Corp., Gtd. Notes	4.250%	04/01/18		1,850	1,856,937
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%	01/31/46		495	586,043
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250%	02/01/30		2,250	2,441,250
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43		290	316,453
Sky PLC (United Kingdom), Gtd. Notes, 144A	6.100%	02/15/18		210	210,979
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%	02/15/26		750	997,583
TEGNA, Inc., Gtd. Notes, 144A	4.875%	09/15/21		475	484,500
Time Warner Cable, Inc., Sr. Sec’d. Notes	6.750%	07/01/18		2,620	2,678,073
Time Warner, Inc., Gtd. Notes	3.800%	02/15/27		690	689,348
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes	4.000%	01/15/25	EUR	1,100	1,392,950
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	02/15/25		1,175	1,144,156
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%	01/15/25		1,140	1,147,866

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Media (continued)
Ziggo Secured Finance BV (Netherlands), Sr. Sec’d. Notes	3.750%		01/15/25	EUR	1,000	$1,236,826

						34,480,146

Mining — 0.3%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%		05/01/43		410	514,866
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21		825	843,126
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45		235	283,842
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40		990	1,290,695

						2,932,529

Miscellaneous Manufacturing — 0.6%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%		12/01/24		1,550	1,573,250
General Electric Co., Sr. Unsec’d. Notes	0.875%		05/17/25	EUR	1,475	1,763,273
General Electric Co., Sub. Notes, MTN	5.300%		02/11/21		340	367,129
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43		425	537,944
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19		2,350	2,537,840

						6,779,436

Multi-National — 0.6%
Corp Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.200%		07/18/20		205	203,401
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19		1,180	1,175,858
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21		3,095	3,026,539
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	4.375%		06/15/22		500	532,695
Inter-American Development Bank (Supranational Bank), Unsec’d. Notes	6.950%		08/01/26		1,500	1,917,766

						6,856,259

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000%		09/01/23		1,150	1,188,812

Oil & Gas — 3.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36		2,000	857,099
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		945	1,157,447
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40		650	692,500
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400%		06/15/47		1,000	1,052,334
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%		05/09/23		750	741,637
Concho Resources, Inc., Gtd. Notes	4.875%		10/01/47		180	195,737
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41		1,650	1,944,809
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		02/01/38		200	252,389
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes	4.950%		07/19/22		390	408,116
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%		03/07/22		1,665	1,841,490
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%		03/15/25		1,500	1,578,974
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875%		04/19/22		1,160	1,177,400
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750%		04/19/27		200	210,580
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A, MTN	6.375%		04/09/21		1,010	1,101,910
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.125%		11/09/20		600	647,070
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21		1,130	1,076,325
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41		1,530	1,809,509
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%		01/17/22		165	175,106
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%		01/17/27		405	445,905
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%		05/23/21		2,475	2,822,737
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%		01/27/25		625	626,875
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	2.750%		04/21/27	EUR	700	805,255
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	3.750%		02/21/24	EUR	400	520,259
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%		01/24/22		1,100	1,146,475

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Oil & Gas (continued)
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	4.875%	02/21/28	EUR	400	$532,561
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45		1,015	1,020,430
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.750%	09/21/47		225	234,866
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%	03/13/22		405	429,300
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500%	03/13/27		370	404,410
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A, MTN	6.500%	03/13/27		855	934,515
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A, MTN	6.750%	09/21/47		1,610	1,680,599
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18		1,750	1,776,924
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%	11/14/22		1,525	1,544,978
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20		1,250	1,243,408
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250%	04/15/21		1,533	1,593,554
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21		1,000	1,131,000

					35,814,483

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co.-Obligor, Inc, Sr. Unsec’d. Notes, 144A	4.080%	12/15/47		240	244,096
Cameron International Corp., Gtd. Notes	7.000%	07/15/38		450	592,224

					836,320

Packaging & Containers — 0.4%
Ball Corp., Gtd. Notes	4.375%	12/15/23	EUR	1,125	1,556,270
Greif Nevada Holdings, Gtd. Notes, 144A	7.375%	07/15/21	EUR	1,470	2,090,072
WestRock RKT Co., Gtd. Notes	4.450%	03/01/19		1,165	1,190,945

					4,837,287

Pharmaceuticals — 1.4%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25		1,020	1,048,637
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35		1,715	1,883,656
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25		415	422,489
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35		1,850	1,957,608
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45		156	166,071
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	07/15/23		625	490,625
Express Scripts Holding Co., Gtd. Notes	4.500%	02/25/26		3,690	3,915,855
Forest Laboratories, Inc., Gtd. Notes, 144A	4.875%	02/15/21		1,350	1,429,014
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26		3,745	3,661,684
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.125%	04/15/25		450	411,750

					15,387,389

Pipelines — 0.9%
Enterprise Products Operating LLC, Gtd. Notes	4.900%	05/15/46		2,110	2,324,787
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375%	03/30/38		404	434,158
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200%	03/15/45		1,000	977,139
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47		115	126,204
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375%	08/15/22		50	50,844
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A(a)	4.875%	08/15/27		225	233,438
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37		1,250	1,559,393
ONEOK, Inc., Gtd. Notes	4.950%	07/13/47		450	468,173
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.680%	02/15/45		1,900	1,951,550
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44		575	611,003
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45		1,200	1,273,046

					10,009,735

Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22		325	333,579
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24		1,235	1,310,644

					1,644,223

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Retail — 0.5%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45		765	$876,762
Limited Brands, Inc., Gtd. Notes	6.625%	04/01/21		551	603,345
Limited Brands, Inc., Gtd. Notes	5.625%	02/15/22		1,600	1,706,000
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875%	06/01/25		375	287,812
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625%	07/15/24	EUR	1,250	1,654,047
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000%	06/15/22		775	418,500

					5,546,466

Savings & Loans — 0.2%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		1,675	1,715,092

Semiconductors — 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.500%	01/15/28		1,460	1,391,832
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27		1,850	1,820,485
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/01/23		2,975	3,111,850
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25		1,750	1,850,625

					8,174,792

Software — 0.7%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22		1,162	1,243,838
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23		2,225	2,352,938
Infor US, Inc., Sr. Sec’d. Notes, 144A	5.750%	08/15/20		1,350	1,387,125
Microsoft Corp., Sr. Unsec’d. Notes	4.000%	02/12/55		435	465,376
Microsoft Corp., Sr. Unsec’d. Notes	4.500%	02/06/57		1,430	1,693,297
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34		1,070	1,189,141

					8,331,715

Telecommunications — 1.2%
AT&T Corp., Gtd. Notes	8.250%	11/15/31		55	77,601
AT&T, Inc., Sr. Unsec’d. Notes	4.900%	08/14/37		520	526,549
AT&T, Inc., Sr. Unsec’d. Notes	5.300%	08/14/58		590	591,936
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		2,320	2,280,909
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48		74	69,337
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49		499	469,648
AT&T, Inc., Sr. Unsec’d. Notes	5.250%	03/01/37		680	719,184
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		49	51,709
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	1,383,025
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19		1,300	1,360,125
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25		500	523,750
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26		1,675	1,827,844
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33		990	1,038,341
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	2.625%	01/20/23	EUR	675	792,637
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	3.125%	01/20/25	EUR	1,550	1,810,255

					13,522,850

Textiles — 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		294	305,210

Transportation — 0.1%
Silk Bidco AS (Norway), Sr. Sec’d. Notes	7.500%	02/01/22	EUR	1,300	1,614,144

TOTAL CORPORATE BONDS (cost $436,419,907)					459,804,937

MUNICIPAL BONDS — 2.1%
California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50		1,125	1,776,870
State of California, GO, BABs	7.300%	10/01/39		2,280	3,401,441
State of California, GO, BABs	7.625%	03/01/40		725	1,134,226

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
California (continued)
University of California, Revenue Bonds, BABs	5.770%		05/15/43	1,400	$1,831,144

					8,143,681

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%		11/01/50	770	1,049,033

Illinois — 0.4%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	1,380	1,926,176
State of Illinois	5.000%		11/01/22	2,650	2,835,977

					4,762,153

New Jersey — 0.4%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, BABs	7.102%		01/01/41	1,175	1,755,368
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	2,050	3,164,216

					4,919,584

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	695	841,944
Ohio State Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, BABs	4.879%		12/01/34	450	518,562

					1,360,506

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%		11/15/34	615	792,058

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	800	1,046,432

Tennessee — 0.2%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	1,375	1,898,119

Virginia — 0.0%
University of Virginia, Revenue Bonds, Taxable, Ser. C	4.179%		09/01/2117	425	443,198

TOTAL MUNICIPAL BONDS (cost $18,162,999)					24,414,764

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.5%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	126	126,197
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 144A, 1 Month LIBOR + 1.750%	3.314%	(c)	10/27/27	452	452,399
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.714%	(c)	10/25/28	1,158	1,160,012
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%	3.252%	(c)	10/25/27	722	722,888
CIM Trust, Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.361%	(c)	01/25/57	2,061	2,104,095
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	1,635	1,617,841
CIM Trust, Series 2017-8, Class A1, 144A^	3.000%	(cc)	12/25/65	3,441	3,444,858
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.477%	(cc)	09/25/47	881	829,805
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.002%	(c)	01/25/29	999	1,009,080
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%	6.102%	(c)	10/25/24	469	517,593
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.852%	(c)	10/25/27	3,460	3,889,424

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	3.802%	(c)	11/25/28		1,000	$1,025,809
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	2.902%	(c)	03/25/29		760	771,099
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	04/25/29		1,740	1,762,812
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	1.378%	(c)	01/26/37		2,299	2,276,198
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	1.378%	(c)	01/26/37		1,400	1,359,027
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A, 1 Month LIBOR + 0.140%	1.469%	(c)	03/26/37		2,014	1,994,532
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A, 1 Month LIBOR + 0.140%	1.378%	(c)	03/26/37		700	672,504
Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 1 Month LIBOR + 0.220%	1.715%	(c)	07/19/47		1,938	1,887,420
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22		5,578	5,572,728
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22		4,964	4,962,299
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	3.318%	(c)	09/01/22		1,687	1,687,733
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-8, Class A, 144A, 1 Month LIBOR + 1.650%	3.218%	(c)	11/01/22		1,679	1,678,369
LSTAR Securities Investment Ltd., Series 2017-9, Class A, 144A, 1 Month LIBOR + 1.550%^	3.022%	(c)	12/01/22		800	799,307
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19		13	12,626
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.282%	(c)	07/10/19		2,210	2,210,160
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.473%	(cc)	02/25/34		710	714,779
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 3A1	3.427%	(cc)	12/25/34		3,564	3,475,619
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1, 144A, 3 Month GBP LIBOR + 1.200%	1.726%	(c)	02/20/54	GBP	1,853	2,519,598
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		90	90,103

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $49,769,067)						51,346,914

SOVEREIGN BONDS — 4.9%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	6.875%		04/22/21		1,175	1,279,575
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	634	889,191
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	84	116,692
Brazil Minas Spe Via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes, 144A	5.333%		02/15/28		500	506,250
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24		250	259,250
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500%		05/06/21		2,250	2,455,312
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.500%		05/06/21		600	654,750
Hellenic Republic Government Bond (Greece), Bonds	3.000%	(cc)	02/24/31	EUR	620	652,558
Hellenic Republic Government Bond (Greece), Bonds	3.000%	(cc)	02/24/34	EUR	640	675,998

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, 144A	4.375%		08/01/22	EUR	1,350	$1,679,829
Hellenic Republic Government International Bond (Greece), Bonds	3.000%	(cc)	02/24/32	EUR	1,280	1,339,462
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200%		07/17/34	EUR	1,500	1,815,761
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		2,776	3,081,582
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		2,020	2,026,060
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		02/21/23		436	485,050
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		290	328,054
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		2,300	2,630,386
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.000%		01/11/19	EUR	715	911,900
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	2.875%		07/08/21	EUR	1,225	1,598,185
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.375%		07/30/25	EUR	1,625	2,200,781
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%		06/14/28	EUR	500	691,412
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	1,500	2,031,490
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%		05/29/19		600	595,094
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		06/01/20		400	397,592
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		07/21/20		400	396,945
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.250%		02/24/20		800	796,528
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.500%		06/01/22		400	398,314
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN	2.500%		09/12/18		2,000	1,999,592
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.000%		09/08/20		1,200	1,183,848
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.625%		04/20/22		1,000	994,210
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		450	469,350
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	3.974%	(s)	05/31/18		99	97,828
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125%		10/15/24		4,125	4,425,795
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875%		02/15/30	EUR	4,490	6,247,685
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%		06/09/21		1,940	2,247,218
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A, MTN	3.875%		10/29/35	EUR	945	1,243,748
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN	3.875%		10/29/35	EUR	1,000	1,316,136
State of Minas Gerais (Brazil), Sec’d. Notes	5.333%		02/15/28		1,105	1,118,812
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	2.125%		05/19/20		1,000	990,084
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500%		06/08/22		600	593,740

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21	500	$526,299
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	1,510	1,629,018

TOTAL SOVEREIGN BONDS (cost $53,368,656)				55,977,364

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal Home Loan Mortgage Corp.	5.500%	10/01/33	714	804,530
Federal Home Loan Mortgage Corp.	5.500%	06/01/34	11	11,823
Federal Home Loan Mortgage Corp.	6.000%	11/01/33	231	261,884
Federal Home Loan Mortgage Corp.	6.000%	05/01/34	63	70,223
Federal Home Loan Mortgage Corp.	6.000%	06/01/34	157	175,776
Federal Home Loan Mortgage Corp.(k)	6.250%	07/15/32	830	1,164,311
Federal Home Loan Mortgage Corp.	6.500%	07/01/32	28	31,105
Federal Home Loan Mortgage Corp.	6.500%	07/01/32	32	35,687
Federal Home Loan Mortgage Corp.	6.500%	08/01/32	48	53,270
Federal Home Loan Mortgage Corp.	6.500%	08/01/32	49	54,252
Federal Home Loan Mortgage Corp.	6.500%	08/01/32	54	59,662
Federal Home Loan Mortgage Corp.	6.500%	09/01/32	152	168,685
Federal Home Loan Mortgage Corp.	6.500%	09/01/32	44	48,197
Federal Home Loan Mortgage Corp.(k)	6.750%	03/15/31	600	858,026
Federal National Mortgage Assoc.	5.500%	02/01/33	28	31,595
Federal National Mortgage Assoc.	5.500%	02/01/33	21	23,362
Federal National Mortgage Assoc.	5.500%	03/01/33	66	73,151
Federal National Mortgage Assoc.	5.500%	03/01/33	64	70,700
Federal National Mortgage Assoc.	5.500%	03/01/33	32	35,122
Federal National Mortgage Assoc.	5.500%	04/01/33	45	49,631
Federal National Mortgage Assoc.	5.500%	04/01/33	49	54,851
Federal National Mortgage Assoc.	5.500%	04/01/33	10	10,937
Federal National Mortgage Assoc.	5.500%	04/01/33	36	39,937
Federal National Mortgage Assoc.	5.500%	07/01/33	50	55,105
Federal National Mortgage Assoc.	5.500%	07/01/33	41	45,353
Federal National Mortgage Assoc.	5.500%	08/01/33	17	19,059
Federal National Mortgage Assoc.	5.500%	02/01/34	39	42,534
Federal National Mortgage Assoc.	5.500%	04/01/34	35	37,936
Federal National Mortgage Assoc.	5.500%	06/01/34	41	45,252
Federal National Mortgage Assoc.	6.000%	10/01/33	258	289,442
Federal National Mortgage Assoc.	6.000%	10/01/33	4	4,229
Federal National Mortgage Assoc.	6.000%	03/01/34	94	104,582
Federal National Mortgage Assoc.	6.000%	02/01/35	260	298,136
Federal National Mortgage Assoc.	6.000%	11/01/36	76	85,817
Federal National Mortgage Assoc.(k)	6.250%	05/15/29	1,090	1,457,229
Federal National Mortgage Assoc.	6.500%	08/01/32	158	175,842
Federal National Mortgage Assoc.	6.500%	09/01/32	124	137,740
Federal National Mortgage Assoc.	6.500%	09/01/32	226	252,931
Federal National Mortgage Assoc.	6.500%	10/01/32	109	121,305
Federal National Mortgage Assoc.	6.500%	04/01/33	225	252,931
Federal National Mortgage Assoc.	6.500%	11/01/33	8	8,644
Federal National Mortgage Assoc.(k)	6.625%	11/15/30	530	745,342
Federal National Mortgage Assoc.	7.000%	05/01/32	91	99,246
Federal National Mortgage Assoc.	7.000%	06/01/32	9	10,019
Federal National Mortgage Assoc.(k)	7.125%	01/15/30	785	1,130,835
Government National Mortgage Assoc.	5.500%	01/15/33	88	97,729
Government National Mortgage Assoc.	5.500%	02/15/33	67	74,762
Government National Mortgage Assoc.	5.500%	05/15/33	199	217,840
Government National Mortgage Assoc.	5.500%	05/15/33	143	156,486
Government National Mortgage Assoc.	5.500%	06/15/33	220	243,250

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	5.500%		09/15/33	121	$135,104
Government National Mortgage Assoc.	5.500%		07/15/35	89	99,338
Government National Mortgage Assoc.	6.000%		12/15/32	165	189,509
Government National Mortgage Assoc.	6.000%		11/15/33	80	90,142
Government National Mortgage Assoc.	6.000%		01/15/34	14	15,835
Government National Mortgage Assoc.	6.000%		06/20/34	440	499,247
Government National Mortgage Assoc.	6.000%		11/15/34	672	768,266
Government National Mortgage Assoc.	6.500%		09/15/32	237	262,747
Government National Mortgage Assoc.	6.500%		09/15/32	254	282,081
Government National Mortgage Assoc.	6.500%		09/15/32	92	101,546
Government National Mortgage Assoc.	6.500%		11/15/33	212	235,243
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	510	735,309

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,419,398)					13,810,660

U.S. TREASURY OBLIGATIONS — 2.2%
U.S. Treasury Bonds(k)	2.500%		05/15/46	965	917,956
U.S. Treasury Bonds	2.875%		05/15/43	830	853,441
U.S. Treasury Bonds	3.000%		05/15/45	570	598,611
U.S. Treasury Bonds(k)	4.250%		11/15/40	1,970	2,501,900
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	1,156	1,148,137
U.S. Treasury Notes(h)(k)	1.375%		05/31/21	7,960	7,780,900
U.S. Treasury Notes(a)	2.000%		11/30/22	225	222,952
U.S. Treasury Notes	2.125%		12/31/22	300	298,758
U.S. Treasury Notes(h)(k)	2.125%		11/30/24	6,145	6,064,347
U.S. Treasury Strips Coupon, IO(k)	2.783%	(s)	08/15/29	1,200	891,113
U.S. Treasury Strips Coupon, IO(k)	2.878%	(s)	05/15/31	1,200	847,175
U.S. Treasury Strips Coupon, IO(k)	3.042%	(s)	11/15/35	2,400	1,485,290
U.S. Treasury Strips Coupon, IO(k)	3.202%	(s)	08/15/40	2,400	1,283,485

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,851,624)					24,894,065

				Shares
PREFERRED STOCKS — 0.2%
Banking
Citigroup Capital XIII, 7.750%, (Capital Security, fixed to floating preferred)(a)				45,000	1,236,600
State Street Corp., 5.350%				35,000	949,200

TOTAL PREFERRED STOCKS (cost $2,000,000)					2,185,800

TOTAL LONG-TERM INVESTMENTS (cost $1,013,633,733)					1,051,836,448

SHORT-TERM INVESTMENTS — 9.9%
AFFILIATED MUTUAL FUNDS — 9.8%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(w)				5,883,480	54,598,691
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				45,727,273	45,727,273
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $11,557,708; includes $11,544,137 of cash collateral for securities on loan)(b)(w)				11,557,301	11,557,301

TOTAL AFFILIATED MUTUAL FUNDS (cost $113,336,565)					111,883,265

OPTIONS PURCHASED~* — 0.1% (cost $1,375,926)					1,079,315

TOTAL SHORT-TERM INVESTMENTS (cost $114,712,491)					112,962,580

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Value
TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.8% (cost $1,128,346,224)	$1,164,799,028

OPTIONS WRITTEN~* — (0.1)% (premiums received $1,140,028)	(746,223)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 101.7% (cost $1,127,206,196)	1,164,052,805
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.7)%	(18,954,688)

NET ASSETS — 100.0%	$1,145,098,117

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,713,794 and 0.7% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,309,524; cash collateral of $11,544,137 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in net assets at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.50	211	GBP	264	$1,780
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.88	211	GBP	264	13,354

							15,134

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		1.35%	1.35%(S)	3 Month LIBOR(Q)		204,840	$7,374
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		2.00%	2.00%(S)	3 Month LIBOR(Q)		204,840	135,140
5-Year x 10-Year Interest Rate Swap, 4/17/33	Call	JPMorgan Chase	04/12/18		1.80%	1.80%(S)	3 Month LIBOR(Q)		42,750	6,492
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.60%	2.60%(S)	3 Month LIBOR(Q)		42,750	656,789
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		11,150	37,834
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		$108.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		11,150	15,598
CDX.NA.HY.29.V1, 12/20/22	Call	Deutsche Bank AG	02/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		12,200	41,396
CDX.NA.HY.29.V1, 12/20/22	Call	BNP Paribas	02/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		7,500	25,449
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	03/21/18		$108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		12,500	41,691
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	01/17/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	8,920	2,138
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	6,690	5,182
30-Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		7,540	81,430
30-Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		710	7,668

										1,064,181

Total Options Purchased										$1,079,315

Options Written:

Exchange Traded

Description	Call/Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.63	211	GBP	264	$(4,451)
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.75	211	GBP	264	(7,122)

							(11,573)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/2018		1.70%	3 Month LIBOR(Q)	1.70%(S)		204,840	$(37,660)
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/2018		1.85%	3 Month LIBOR(Q)	1.85%(S)		204,840	(73,362)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/2018		2.10%	3 Month LIBOR(Q)	2.10%(S)		42,750	(167,509)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/2018		2.30%	3 Month LIBOR(Q)	2.30%(S)		42,750	(301,081)
30-Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	4/20/2018		3.05%	3.05%(S)	3 Month LIBOR(Q)		7,540	(18,386)
30-Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	4/20/2018		3.05%	3.05%(S)	3 Month LIBOR(Q)		710	(1,731)
CDX.NA.HY.29.V1, 12/20/22	Put	Citigroup Global Markets	1/17/2018		$102.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		5,390	(1,594)
CDX.NA.HY.29.V1, 12/20/22	Put	Deutsche Bank AG	2/21/2018		$100.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		12,200	(8,502)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	2/21/2018		$101.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		7,500	(7,071)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	2/21/2018		$102.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		11,150	(11,175)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	2/21/2018		$103.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		11,150	(12,973)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	3/21/2018		$101.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		12,500	(19,301)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	6/20/2018		$97.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		20,000	(54,618)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	1/17/2018	EUR	275.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	8,920	(6,365)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	2/21/2018	EUR	300.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	6,690	(13,322)

										(734,650)

Total Options Written										$(746,223)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3,324	5 Year U.S. Treasury Notes	Mar. 2018	$387,478,792	$386,129,344	$(1,349,448)
180	10 Year Euro-Bund	Mar. 2018	35,186,241	34,918,410	(267,831)
28	10 Year U.K. Gilt	Mar. 2018	4,693,311	4,731,564	38,253
1,930	10 Year U.S. Treasury Notes	Mar. 2018	240,508,578	239,410,469	(1,098,109)
275	10 Year U.S. Ultra Treasury Notes	Mar. 2018	36,850,432	36,729,688	(120,744)
905	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	150,607,573	151,728,906	1,121,333

					(1,676,546)

Short Positions:
1,131	2 Year U.S. Treasury Notes	Mar. 2018	242,629,565	242,157,703	471,862
17	10 Year Japanese Bonds	Mar. 2018	22,762,457	22,749,146	13,311
359	10 Year U.S. Treasury Bonds	Mar. 2018	54,782,184	54,927,000	(144,816)
63	30 Year Euro Buxl	Mar. 2018	12,616,123	12,386,230	229,893

					570,250

					$(1,106,296)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Cash of $2,340,000 and securities with a combined market value of $5,235,583 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/26/18	Hong Kong & Shanghai Bank	GBP	1,064	$1,404,654	$1,437,514	$32,860
Expiring 01/26/18	JPMorgan Chase	GBP	1,610	2,129,605	2,176,009	46,404
Euro,
Expiring 01/26/18	Hong Kong & Shanghai Bank	EUR	663	785,342	796,211	10,869
Mexican Peso,
Expiring 01/30/18	Citigroup Global Markets	MXN	8,053	415,975	407,060	(8,915)

				$4,735,576	$4,816,794	81,218

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Citigroup Global Markets	AUD	559	$435,244	$436,445	$(1,201)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	2,992	3,976,174	4,043,638	(67,464)
Expiring 01/26/18	JPMorgan Chase	GBP	47	62,716	63,026	(310)
Expiring 01/26/18	UBS AG	GBP	2,992	3,976,937	4,043,638	(66,701)
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	332	387,118	399,005	(11,887)
Expiring 01/26/18	Citigroup Global Markets	EUR	2,240	2,616,707	2,692,555	(75,848)
Expiring 01/26/18	Citigroup Global Markets	EUR	21,096	25,038,696	25,354,119	(315,423)
Expiring 01/26/18	JPMorgan Chase	EUR	425	502,600	510,774	(8,174)
Expiring 01/26/18	JPMorgan Chase	EUR	445	520,882	534,535	(13,653)
Expiring 01/26/18	JPMorgan Chase	EUR	788	919,059	947,241	(28,182)
Expiring 01/26/18	UBS AG	EUR	253	301,511	304,488	(2,977)
Expiring 01/26/18	UBS AG	EUR	21,096	25,044,940	25,354,119	(309,179)
South African Rand,
Expiring 03/12/18	Toronto Dominion	ZAR	8,074	588,543	645,651	(57,108)

				$64,371,127	$65,329,234	(958,107)

						$(876,889)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Forward Foreign Currency	$90,133	$(967,022)	$(876,889)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
3i Debt Management	01/22/18	1.000%(M)	539	$747	$—	$747	Goldman Sachs & Co.
3i Debt Management	01/22/18	1.000%(M)	75	104	—	104	Goldman Sachs & Co.
Acis CLO Ltd.	01/22/18	1.000%(M)	50	70	—	70	Goldman Sachs & Co.
Ameriquest Home Equity	01/05/18	1.500%(M)	306	511	—	511	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Angelogordon CLO	01/22/18	1.000%(M)	103	$143	$—	$143	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	30	46	—	46	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	25	38	—	38	Goldman Sachs & Co.
Bank of America Prime Mortgage	01/05/18	1.500%(M)	1,035	1,723	—	1,723	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	01/05/18	1.500%(M)	590	983	—	983	Goldman Sachs & Co.
BNPP IP CLO Ltd.	01/22/18	1.000%(M)	118	164	—	164	Goldman Sachs & Co.
Cathedral Lake Ltd.	01/22/18	1.000%(M)	49	68	—	68	Goldman Sachs & Co.
CBASS Home Equity	01/05/18	1.500%(M)	509	678	—	678	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	752	1,252	—	1,252	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	630	1,050	—	1,050	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	509	678	—	678	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	226	376	—	376	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	145	193	—	193	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/05/18	1.500%(M)	266	443	—	443	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	212	326	—	326	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	187	287	—	287	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	83	127	—	127	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	56	86	—	86	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	54	83	—	83	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	37	57	—	57	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	33	51	—	51	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	01/30/18	1.500%(M)	52	80	—	80	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	428	713	—	713	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	396	660	—	660	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	266	443	—	443	Goldman Sachs & Co.
Conneticut Avenue Securities	01/05/18	1.500%(M)	96	160	—	160	Goldman Sachs & Co.
Countrywide Home Equity	01/05/18	1.500%(M)	1,116	1,488	—	1,488	Goldman Sachs & Co.
Cutwater Ltd.	01/22/18	1.000%(M)	183	253	—	253	Goldman Sachs & Co.
Ellington CLO Ltd.	01/22/18	1.000%(M)	220	347	—	347	Goldman Sachs & Co.
Equity One Home Equity	01/05/18	1.500%(M)	145	241	—	241	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	340	523	—	523	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	136	209	—	209	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	67	103	—	103	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	7	11	—	11	Goldman Sachs & Co.
Flagship	01/22/18	1.000%(M)	189	262	—	262	Goldman Sachs & Co.
Flatiron CLO Ltd.	01/22/18	1.000%(M)	157	218	—	218	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	267	411	—	411	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	235	361	—	361	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	98	151	—	151	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	90	138	—	138	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	69	106	—	106	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	51	78	—	78	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	39	60	—	60	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	226	376	—	376	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	185	308	—	308	Goldman Sachs & Co.
ICG U.S. CLO Ltd.	01/22/18	1.000%(M)	458	635	—	635	Goldman Sachs & Co.
Invesco	01/22/18	1.000%(M)	64	89	—	89	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	139	214	—	214	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	108	166	—	166	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	35	54	—	54	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	15	$23	$—	$23	Goldman Sachs & Co.
KVK CLO Ltd.	01/22/18	1.000%(M)	71	99	—	99	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	590	983	—	983	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	509	848	—	848	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	80	123	—	123	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	63	97	—	97	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	57	88	—	88	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	49	75	—	75	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	40	62	—	62	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	40	62	—	62	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	24	37	—	37	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	185	308	—	308	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	145	241	—	241	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	108	150	—	150	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	88	122	—	122	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	387	646	—	646	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	306	511	—	511	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	266	443	—	443	Goldman Sachs & Co.
North End CLO Ltd.	01/22/18	1.000%(M)	159	220	—	220	Goldman Sachs & Co.
OFSI Fund V Ltd.	01/22/18	1.000%(M)	44	62	—	62	Goldman Sachs & Co.
Onex	01/22/18	1.000%(M)	52	73	—	73	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	914	1,522	—	1,522	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	306	511	—	511	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	226	301	—	301	Goldman Sachs & Co.
Sankaty	01/22/18	1.000%(M)	116	161	—	161	Goldman Sachs & Co.
Sankaty	01/22/18	1.000%(M)	51	70	—	70	Goldman Sachs & Co.
Soundview Home Equity Loan Trust	01/05/18	1.500%(M)	711	1,185	—	1,185	Goldman Sachs & Co.
Staniford Street CLO Ltd.	01/22/18	1.000%(M)	91	163	—	163	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	549	915	—	915	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	40	67	—	67	Goldman Sachs & Co.
Trimaran	01/22/18	1.000%(M)	115	160	—	160	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	153	212	—	212	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	119	165	—	165	Goldman Sachs & Co.
Wells Fargo Commercial Mortgage Trust	01/30/18	1.500%(M)	87	134	—	134	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	40	62	—	62	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	25	38	—	38	Goldman Sachs & Co.
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	118	164	—	164	Goldman Sachs & Co.
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	81	112	—	112	Goldman Sachs & Co.

				$30,357	$—	$30,357

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CIT Group, Inc.	06/20/18	5.000%(Q)	5,350	0.071%	$341,965	$134,786	$(207,179)
General Motors Co.	06/20/19	5.000%(Q)	1,925	0.120%	216,698	140,981	(75,717)

					$558,663	$275,767	$(282,896)

SEE NOTES TO FINANCIAL STATEMENTS.

A64

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues —Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	1,020	3.751%	$(108,820)	$(176,063)	$67,243	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	260	3.751%	(27,739)	(46,151)	18,412	Goldman Sachs & Co.
Hellenic Republic	06/20/24	1.000%(Q)	500	4.021%	(78,080)	(108,125)	30,045	Barclays Capital Group
Petroleo Brasileriro SA	06/20/18	1.000%(Q)	2,250	0.526%	5,828	(172,518)	178,346	Morgan Stanley
Republic of Italy	09/20/20	1.000%(Q)	9,680	0.816%	50,471	44,911	5,560	JPMorgan Chase
Republic of Italy	09/20/20	1.000%(Q)	2,000	0.816%	10,428	5,761	4,667	JPMorgan Chase

					$(147,912)	$(452,185)	$304,273

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)	13,900	$(1,020,496)	$(1,174,712)	$(154,216)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	6,000	$11,741	$68,925	$(57,184)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	650	$(3,498)	$(2,368)	$(1,130)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	3,000	(16,147)	(1,485)	(14,662)	Goldman Sachs & Co.

				$(19,645)	$(3,853)	$(15,792)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
1,003	3 Month LIBOR(Q)	EUR	900	(0.613)%(A)	JPMorgan Chase	02/22/20	$(67,751)	$—	$(67,751)
JPY 2,297,800	3 Month JPY LIBOR minus 52 bps(Q)		20,189	3 Month LIBOR(Q)	UBS AG	11/10/18	118,108	—	118,108
20,189	3 Month LIBOR(Q)	JPY	2,297,800	3 Month JPY LIBOR minus 57.25 bps(Q)	UBS AG	11/10/19	(110,733)	—	(110,733)

							$(60,376)	$—	$(60,376)

Inflation Swap Agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	4,060	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(45,931)	$(45,931)
EUR	3,750	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(39,611)	(39,611)
EUR	2,035	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	37,526	37,526
EUR	1,825	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	29,894	29,894
GBP	1,205	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(2,541)	(2,541)
GBP	1,585	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	17,939	17,939
GBP	635	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(8,247)	(8,247)
GBP	1,145	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	2,757	2,757
GBP	1,215	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(17,869)	(17,869)
GBP	1,010	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(3,721)	(25,343)	(21,622)
GBP	610	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(40,028)	27,703	67,731
GBP	350	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	12,461	12,461
GBP	190	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	6,012	6,012
GBP	325	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	24,150	24,150
GBP	255	08/15/57	3.363%(T)	U.K. Retail Price Index(1)(T)	—	6,400	6,400
GBP	120	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(8,054)	(8,054)
	3,650	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	85	(34,366)	(34,451)

					$(43,664)	$(17,120)	$26,544

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	11,880	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$1,076	$31,946	$30,870
AUD	9,330	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	(156)	28,903	29,059
AUD	1,655	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(854)	29,924	30,778
BRL	47,180	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(48,785)	(48,785)
BRL	28,485	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(29,725)	(29,725)
BRL	25,346	01/04/21	10.300%(T)	1 Day BROIS(2)(T)	—	387,618	387,618
BRL	12,351	01/04/21	10.250%(T)	1 Day BROIS(2)(T)	—	182,146	182,146
BRL	12,798	01/04/21	10.000%(T)	1 Day BROIS(2)(T)	—	153,036	153,036

SEE NOTES TO FINANCIAL STATEMENTS.

A66

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
BRL	8,070	01/04/21	10.050%(T)	1 Day BROIS(2)(T)	$—	$100,809	$100,809
BRL	18,735	01/04/21	9.470%(T)	1 Day BROIS(1)(T)	—	(127,111)	(127,111)
BRL	18,970	01/04/21	9.350%(T)	1 Day BROIS(1)(T)	—	(104,047)	(104,047)
BRL	35,249	01/04/21	8.670%(T)	1 Day BROIS(2)(T)	—	(55,206)	(55,206)
BRL	21,376	01/04/21	8.660%(T)	1 Day BROIS(2)(T)	—	(35,615)	(35,615)
BRL	10,735	01/02/23	9.280%(T)	1 Day BROIS(1)(T)	—	70,526	70,526
BRL	6,412	01/02/23	9.260%(T)	1 Day BROIS(1)(T)	—	42,438	42,438
BRL	7,815	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	(1,362)	(1,362)
BRL	7,875	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	(24,484)	(24,484)
CAD	31,920	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	3,014	(112,233)	(115,247)
CHF	2,520	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(11,391)	(11,391)
EUR	9,735	05/11/19	(0.144%)(A)	6 Month EURIBOR(1)(S)	(17,481)	(7,683)	9,798
EUR	1,420	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(3,472)	(3,634)	(162)
EUR	14,585	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	1,015	24,414	23,399
EUR	2,620	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	15,866	8,382	(7,484)
EUR	3,430	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(13,414)	(33,447)	(20,033)
EUR	3,815	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(5,568)	(38,234)	(32,666)
EUR	14,505	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	4,239	(149,807)	(154,046)
EUR	16,370	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(5,957)	(205,376)	(199,419)
EUR	1,910	05/11/27	0.736%(A)	6 Month EURIBOR(2)(S)	(23,253)	(5,333)	17,920
EUR	2,340	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	16,079	16,079
EUR	4,140	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(990)	(61,694)	(60,704)
EUR	1,640	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	60,674	42,575	(18,099)
EUR	6,790	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	28,247	28,247
EUR	6,790	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(38,546)	(38,546)
EUR	5	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	357	239	(118)
EUR	550	04/11/36	0.962%(A)	6 Month EURIBOR(1)(S)	179	40,330	40,151
EUR	695	05/11/36	1.050%(A)	6 Month EURIBOR(1)(S)	55,756	39,435	(16,321)
EUR	230	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	10,209	4,683	(5,526)
EUR	9,795	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	35,228	35,228
EUR	9,795	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(1,069)	(61,778)	(60,709)
EUR	6,100	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	50,982	50,982
EUR	6,100	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(51,544)	(51,544)
EUR	1,780	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(5,480)	45,507	50,987
EUR	5,945	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	187,389	187,389
GBP	213,735	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	13,103	13,103
GBP	44,480	11/18/20	1.127%(S)	6 Month GBP LIBOR(2)(S)	—	31,787	31,787
GBP	1,995	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	23,776	17,468	(6,308)
GBP	44,830	11/16/21	1.257%(S)	6 Month GBP LIBOR(1)(S)	—	(42,056)	(42,056)
GBP	2,960	12/07/27	1.350%(S)	6 Month GBP LIBOR(1)(S)	956	(22,520)	(23,476)
GBP	1,410	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	58,091	58,091
GBP	5,010	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	1,183	225,012	223,829
GBP	1,695	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(56,484)	(56,484)
GBP	2,810	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(246,009)	(246,009)
JPY	2,650,595	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(36,843)	(102,843)	(66,000)
	43,740	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	8,574	8,574
	52,160	02/21/18	0.941%(T)	1 Day USOIS(1)(T)	267	78,300	78,033
	45,150	09/30/18	0.655%(A)	1 Day USOIS(1)(A)	252	363,692	363,440
	22,510	09/30/18	0.747%(A)	1 Day USOIS(1)(A)	200	160,449	160,249
	14,465	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	33,369	33,369
	55,120	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	274	275,101	274,827
	82,865	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(4,269)	554,112	558,381
	14,825	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	28,703	28,703
	14,618	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	28,113	28,113
	6,015	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	18,489	18,489
	28,605	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(13,977)	80,063	94,040
	11,650	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	41,149	41,149

SEE NOTES TO FINANCIAL STATEMENTS.

A67

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (continued):
	28,185	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	$—	$217,884	$217,884
	36,580	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	10,331	63,147	52,816
	54,465	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(6,814)	53,347	60,161
	1,575	03/11/20	1.824%(S)	3 Month LIBOR(1)(Q)	28	1,555	1,527
	13,970	04/04/20	—(3)(S)	—(3)(S)	—	402	402
	13,600	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	92,985	92,985
	1,960	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(5,595)	1,536	7,131
	7,255	04/04/22	—(4)(S)	—(4)(S)	—	(2,428)	(2,428)
	13,290	08/31/22	1.788%(S)	3 Month LIBOR(1)(Q)	159	193,221	193,062
	4,495	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	14,076	14,076
	40,350	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(745,314)	(745,314)
	5,800	12/31/22	1.405%(S)	3 Month LIBOR(1)(Q)	181	249,468	249,287
	4,400	12/31/22	1.406%(S)	3 Month LIBOR(1)(Q)	174	188,944	188,770
	2,400	12/31/22	1.412%(S)	3 Month LIBOR(1)(Q)	163	102,469	102,306
	12,100	12/31/22	1.416%(S)	3 Month LIBOR(1)(Q)	216	514,086	513,870
	4,850	12/31/22	1.495%(S)	3 Month LIBOR(1)(Q)	177	187,809	187,632
	10,495	05/31/23	1.394%(S)	3 Month LIBOR(1)(Q)	208	461,402	461,194
	10,495	05/31/23	1.395%(S)	3 Month LIBOR(1)(Q)	207	460,806	460,599
	10,290	05/31/23	1.513%(S)	3 Month LIBOR(1)(Q)	207	388,610	388,403
	8,910	05/31/23	1.578%(S)	3 Month LIBOR(1)(Q)	(16,959)	306,148	323,107
	3,950	05/31/23	1.584%(S)	3 Month LIBOR(1)(Q)	172	134,585	134,413
	30,918	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	298	68,836	68,538
	6,920	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	16,359	21,956	5,597
	16,137	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(17,629)	15,724	33,353
	19,590	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(27,672)	(19,982)	7,690
	3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	32,886	32,886
	11,070	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	88,195	88,195
	97,585	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	368,219	746,436	378,217
	29,940	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	102,545	225,092	122,547
	9,230	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(137,138)	(137,138)
	20,655	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	23,944	(2,149)	(26,093)
	15,934	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	211,227	267,011	55,784
	6,555	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,830	67,229	59,399
	2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	11,468	11,468
	7,480	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(5,086)	(32,471)	(27,385)
	5,020	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	21,499	21,499
	3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	63,852	63,852
	2,095	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	14,801	14,801
	9,930	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(37,082)	(37,082)
	15,525	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(102,774)	(356,818)	(254,044)
	7,865	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	9,875	9,875
	2,905	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	203	421,369	421,166
	3,090	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(311)	(311)
	580	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(11,954)	(11,954)
	1,835	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	183	302,194	302,011
	2,720	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	(4,121)	(4,121)
	1,100	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	1,558	1,558
	1,020	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(16,227)	(16,227)
ZAR	57,330	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(5,190)	(15,655)	(10,465)
ZAR	26,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(28)	71,237	71,265

					$601,794	$6,591,512	$5,989,718

Cash of $1,917,000 and securities with a combined market value of $15,094,092 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.

(4)	The Portfolio pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreement:
Credit Suisse First Boston Corp.	01/12/41	3,258	Pay monthly variable payments based on 1 Month LIBOR and receive fixed payments based on IOS.FN30.450.10 Index	$(6,817)	$(9,951)	$3,134

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$119,597	$(516,661)	$455,872	$(251,460)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$2,912,121	$—
Collateralized Loan Obligations	—	152,546,803	—
Consumer Loans	—	26,443,640	—
Home Equity Loans	—	22,147,073	—
Other	—	720,800	—
Residential Mortgage-Backed Securities	—	22,470,370	1,751,539
Student Loans	—	427,372	—
Bank Loans	—	12,831,682	—
Commercial Mortgage-Backed Securities	—	177,150,544	—
Corporate Bonds	—	459,804,937	—
Municipal Bonds	—	24,414,764	—
Residential Mortgage-Backed Securities	—	45,415,016	5,931,898
Sovereign Bonds	—	55,977,364	—
U.S. Government Agency Obligations	—	13,810,660	—
U.S. Treasury Obligations	—	24,894,065	—
Preferred Stocks	2,185,800	—	—
Affiliated Mutual Funds	111,883,265	—	—
Options Purchased	15,134	1,064,181	—
Options Written	(11,573)	(734,650)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A69

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(1,106,296)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(876,889)	—
OTC Credit Default Swap Agreements	—	(155,816)	30,357
Centrally Cleared Credit Default Swap Agreements	—	(437,112)	—
OTC Currency Swap Agreements	—	(60,376)	—
Centrally Cleared Inflation Swap Agreements	—	26,544	—
Centrally Cleared Interest Rate Swap Agreements	—	5,989,718	—
OTC Total Return Swap Agreements	—	(6,817)	—

Total	$112,966,330	$1,046,775,994	$7,713,794

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities-Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage- Backed Securities	Credit Default Swaps
Balance as of 12/31/16	$3,440,000	$1,509,078	$26,091,730	$18,991
Realized gain (loss)	—	26,147	179,593	—	***
Change in unrealized appreciation (depreciation)**	10,339	(26,147)	(24,561)	11,366
Purchases/Exchanges/Issuances	2,400,000	—	6,391,450	—
Sales/Paydowns	(4,098,800)	(1,509,078)	(26,724,178)	—
Accrued discount/premium	—	—	17,864	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 12/31/17	$1,751,539	$—	$5,931,898	$30,357

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $44,760 was relating to securities held at the reporting period end.
***	The realized gain incurred during the period for other financial instruments was $20,100

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities Residential Mortgage-Backed Securities	$1,751,539	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	5,931,898	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	30,357	Market Approach	Single Broker Indicative Quote

	$7,713,794

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	15.5%
Collateralized Loan Obligations	13.3
Banks	10.3
Affiliated Mutual Funds (including 1.0% of collateral for securities on loan)	9.8
Residential Mortgage-Backed Securities	6.6
Sovereign Bonds	4.9
Oil & Gas	3.1

Media	3.0%
Electric	2.6
Consumer Loans	2.3
U.S. Treasury Obligations	2.2
Municipal Bonds	2.1
Home Equity Loans	1.9
Insurance	1.9
Healthcare-Services	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

A70

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Industry Classification (cont.)
Chemicals	1.5%
Pharmaceuticals	1.4
U.S. Government Agency Obligations	1.2
Telecommunications	1.2
Healthcare-Products	1.0
Pipelines	0.9
Auto Manufacturers	0.8
Software	0.7
Semiconductors	0.7
Airlines	0.6
Food	0.6
Multi-National	0.6
Miscellaneous Manufacturing	0.6
Agriculture	0.5
Retail	0.5
Commercial Services	0.5
Auto Parts & Equipment	0.5
Building Materials	0.4
Packaging & Containers	0.4
Machinery-Diversified	0.4
Home Builders	0.4
Technology	0.4
Diversified Financial Services	0.3
Biotechnology	0.3
Gas	0.3
Lodging	0.3
Mining	0.3
Automobiles	0.3
Retailers	0.2

Financial Institutions	0.2%
Forest Products & Paper	0.2
Banking	0.2
Housewares	0.2
Internet	0.2
Entertainment	0.2
Health Care & Pharmaceutical	0.2
Savings & Loans	0.2
Real Estate Investment Trusts (REITs)	0.1
Transportation	0.1
Computers	0.1
Office/Business Equipment	0.1
Electronics	0.1
Options Purchased	0.1
Diversified Manufacturing	0.1
Oil & Gas Services	0.1
Apparel	0.1
Other	0.1
Home Furnishings	0.1
Student Loans	0.0	*
Beverages	0.0	*
Engineering & Construction	0.0	*
Iron/Steel	0.0	*
Textiles	0.0	*

	101.8
Options Written	(0.1)
Liabilities in excess of other assets	(1.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$437,112	*
Credit contracts	Premiums paid for OTC swap agreements	119,597		Premiums received for OTC swap agreements	506,710
Credit contracts	Unaffiliated investments	169,288		Options written outstanding, at value	134,921
Credit contracts	Unrealized appreciation on OTC swap agreements	334,630		Unrealized depreciation on OTC swap agreements	72,976
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	90,133		Unrealized depreciation on OTC forward foreign currency exchange contracts	967,022
Interest rate contracts	Due from/to broker-variation margin futures	1,874,652	*	Due from/to broker-variation margin futures	2,980,948	*
Interest rate contracts	Due from/to broker-variation margin swaps	9,125,833	*	Due from/to broker-variation margin swaps	3,109,571	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	9,951

SEE NOTES TO FINANCIAL STATEMENTS.

A71

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unaffiliated investments	$910,027	Options written outstanding, at value	$611,302
Interest rate contracts	Unrealized appreciation on OTC swap agreements	121,242	Unrealized depreciation on OTC swap agreements	178,484

Total		$12,745,402		$9,008,997

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$88,024	$12,500	$—	$—	$—	$(526,028)
Foreign exchange contracts	—	—	—	(1,835,829)	—	—
Interest rate contracts	(2,591,735)	2,302,676	14,986,710	—	(400,200)	1,518,676

Total	$(2,503,711)	$2,315,176	$14,986,710	$(1,835,829)	$(400,200)	$992,648

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$(2,152)	$134,221	$—	$—	$281,003
Foreign exchange contracts	—	—	—	(1,732,946)	—
Interest rate contracts	(294,459)	259,584	3,024,097	—	(4,310,260)

Total	$(296,611)	$393,805	$3,024,097	$(1,732,946)	$(4,029,257)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts—Long Positions(2)	Futures Contracts—Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)	Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(2)
$1,202,265	$250,190,463	$744,929,757	$171,250,588	$3,362,334	$51,944,929	$151,207

Credit Default Swap Agreements—Buy Protection(4)	Credit Default Swap Agreements—Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$16,300,000	$36,070,800	$15,253,000	$470,400,000	$17,446,975	$1,516,271,333	$4,508,800

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$11,309,524	$(11,309,524)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Capital Group	$111,475	$(126,511)	$(15,036)	$—	$(15,036)
BNP Paribas	25,449	(7,071)	18,378	—	18,378
Citigroup Global Markets	74,911	(660,126)	(585,215)	316,366	(268,849)
Credit Suisse First Boston Corp.	3,134	(9,951)	(6,817)	—	(6,817)
Deutsche Bank AG	110,321	(69,184)	41,137	—	41,137
Goldman Sachs & Co.	151,212	(180,052)	(28,840)	28,840	—
Hong Kong & Shanghai Bank	43,729	—	43,729	—	43,729
JPMorgan Chase	913,098	(697,682)	215,416	(215,416)	—
Morgan Stanley	178,346	(172,518)	5,828	—	5,828
Toronto Dominion	—	(57,108)	(57,108)	—	(57,108)
UBS AG	118,108	(489,590)	(371,482)	—	(371,482)

	$1,729,783	$(2,469,793)	$(740,010)	$129,790	$(610,220)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $11,309,524:
Unaffiliated investments (cost $1,015,009,659)	$1,052,915,763
Affiliated investments (cost $113,336,565)	111,883,265
Cash	48,338
Foreign currency, at value (cost $335,661)	335,964
Dividends and interest receivable	8,711,694
Due from broker - variation margin futures	1,024,252
Deposit with broker for futures	2,340,000
Deposit with broker for centrally cleared swaps	1,917,000
Unrealized appreciation on OTC swap agreements	455,872
Receivable for investments sold	291,078
Premiums paid for OTC swap agreements	119,597
Unrealized appreciation on OTC forward foreign currency exchange contracts	90,133
Receivable for Series shares sold	84,822
Tax reclaim receivable	51,930
Prepaid expenses	8,019

Total Assets	1,180,277,727

LIABILITIES
Payable for investments purchased	19,634,304
Payable to broker for collateral for securities on loan	11,544,137
Unrealized depreciation on OTC forward foreign currency exchange contracts	967,022
Options written outstanding, at value (premiums received $1,140,028)	746,223
Payable for Series shares repurchased	540,184
Premium received for OTC swap agreements	516,661
Due to broker - variation margin swaps	459,300
Management fee payable	385,078
Unrealized depreciation on OTC swap agreements	251,460
Accrued expenses and other liabilities	134,086
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	175

Total Liabilities	35,179,610

NET ASSETS	$1,145,098,117

Net assets were comprised of:
Paid-in capital	$911,559,400
Retained earnings	233,538,717

Net assets, December 31, 2017	$1,145,098,117

Net asset value and redemption price per share $1,145,098,117 / 87,156,926 outstanding shares of beneficial interest	$13.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of foreign withholding taxes of $1,006)	$39,418,470
Affiliated dividend income	2,217,910
Unaffiliated dividend income	131,812
Income from securities lending, net (including affiliated income of $41,534)	50,546

Total income	41,818,738

EXPENSES
Management fee	4,493,940
Shareholders’ reports	174,193
Custodian and accounting fees	170,851
Audit fee	59,538
Trustees’ fees	20,889
Legal fees and expenses	16,595
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,066
Miscellaneous	32,282

Total expenses	4,979,354

NET INVESTMENT INCOME (LOSS)	36,839,384

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,214,059))	3,124,480
Futures transactions	14,986,710
Options written transactions	2,315,176
Forward rate agreement transactions	(400,200)
Swap agreement transactions	992,648
Forward currency contract transactions	(1,835,829)
Foreign currency transactions	(1,438,012)

17,744,973

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,397,114)	23,122,750
Futures	3,024,097
Options written	393,805
Swap agreements	(4,029,257)
Forward currency contracts	(1,732,946)
Foreign currencies	207,753

20,986,202

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	38,731,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,570,559

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$36,839,384	$39,465,698
Net realized gain (loss) on investment and foreign currency transactions	17,744,973	(3,347,958)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,986,202	23,594,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,570,559	59,711,744

SERIES SHARE TRANSACTIONS
Series shares sold [8,208,158 and 2,764,375 shares, respectively]	106,613,787	34,011,481
Series shares repurchased [10,992,821 and 6,055,908 shares, respectively]	(141,664,847)	(74,059,176)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(35,051,060)	(40,047,695)

CAPITAL CONTRIBUTIONS	—	20,597

TOTAL INCREASE (DECREASE)	40,519,499	19,684,646
NET ASSETS:
Beginning of year	1,104,578,618	1,084,893,972

End of year	$1,145,098,117	$1,104,578,618

SEE NOTES TO FINANCIAL STATEMENTS.

A74

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.5%
Boeing Co. (The)	394,176	$116,246,444
United Technologies Corp.	287,912	36,728,934

		152,975,378

Air Freight & Logistics — 1.5%
FedEx Corp.	260,682	65,050,586

Automobiles — 0.8%
Tesla, Inc.*(a)	110,780	34,491,353

Banks — 10.4%
Bank of America Corp.	2,757,634	81,405,356
BB&T Corp.	946,339	47,051,975
Citigroup, Inc.	761,238	56,643,720
JPMorgan Chase & Co.	1,991,247	212,943,954
PNC Financial Services Group, Inc. (The)	421,090	60,759,076

		458,804,081

Biotechnology — 1.9%
AbbVie, Inc.	330,169	31,930,644
BioMarin Pharmaceutical, Inc.*	261,944	23,357,546
Vertex Pharmaceuticals, Inc.*	200,017	29,974,548

		85,262,738

Building Products — 0.5%
Johnson Controls International PLC	564,846	21,526,281

Capital Markets — 1.0%
Goldman Sachs Group, Inc. (The)	179,762	45,796,167

Chemicals — 1.5%
DowDuPont, Inc.	501,884	35,744,179
FMC Corp.	343,464	32,512,302

		68,256,481

Communications Equipment — 0.8%
Cisco Systems, Inc.	930,775	35,648,682

Consumer Finance — 1.7%
Capital One Financial Corp.	441,465	43,961,084
SLM Corp.*	2,815,769	31,818,190

		75,779,274

Containers & Packaging — 0.6%
Sealed Air Corp.	557,252	27,472,524

Electric Utilities — 1.6%
American Electric Power Co., Inc.	403,477	29,683,803
Exelon Corp.	1,012,147	39,888,713

		69,572,516

Electrical Equipment — 0.8%
Eaton Corp. PLC	450,412	35,587,052

Electronic Equipment, Instruments & Components — 0.9%
Flex Ltd.*	2,107,991	37,922,758

Energy Equipment & Services — 1.4%
Halliburton Co.	1,269,809	62,055,566

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.	229,073	$32,681,845

Food & Staples Retailing — 1.9%
Costco Wholesale Corp.	212,320	39,516,998
Wal-Mart Stores, Inc.	426,628	42,129,515

		81,646,513

Food Products — 1.2%
Conagra Brands, Inc.	868,531	32,717,563
Mondelez International, Inc. (Class A Stock)	489,548	20,952,654

		53,670,217

Health Care Equipment & Supplies — 0.8%
Zimmer Biomet Holdings, Inc.	280,677	33,869,293

Health Care Providers & Services — 2.6%
Cigna Corp.	152,440	30,959,040
Laboratory Corp. of America Holdings*	219,616	35,030,948
UnitedHealth Group, Inc.	212,446	46,835,845

		112,825,833

Hotels, Restaurants & Leisure — 4.0%
Carnival Corp.	335,055	22,237,600
Marriott International, Inc. (Class A Stock)	445,656	60,488,889
McDonald’s Corp.	538,154	92,627,067

		175,353,556

Household Durables — 0.4%
Newell Brands, Inc.	510,732	15,781,619

Household Products — 1.1%
Procter & Gamble Co. (The)	543,185	49,907,838

Insurance — 2.3%
Brighthouse Financial, Inc.*	254,045	14,897,199
Chubb Ltd.	358,573	52,398,272
MetLife, Inc.	679,144	34,337,521

		101,632,992

Internet & Direct Marketing Retail — 4.5%
Amazon.com, Inc.*	85,776	100,312,459
Netflix, Inc.*	359,904	69,087,172
Priceline Group, Inc. (The)*	17,641	30,655,471

		200,055,102

Internet Software & Services — 10.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	582,328	100,410,817
Alphabet, Inc. (Class A Stock)*	73,890	77,835,726
Alphabet, Inc. (Class C Stock)*	46,227	48,371,933
eBay, Inc.*	645,485	24,360,604
Facebook, Inc. (Class A Stock)*	499,852	88,203,884
MercadoLibre, Inc. (Argentina)(a)	126,632	39,846,025
Tencent Holdings Ltd. (China)	1,540,745	79,745,810

		458,774,799

SEE NOTES TO FINANCIAL STATEMENTS.

A75

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
IT Services — 5.1%
DXC Technology Co.	258,504	$24,532,030
Mastercard, Inc. (Class A Stock)	512,416	77,559,286
PayPal Holdings, Inc.*	615,238	45,293,821
Visa, Inc. (Class A Stock)(a)	694,454	79,181,645

		226,566,782

Life Sciences Tools & Services — 0.6%
Illumina, Inc.*	121,340	26,511,577

Media — 2.9%
Charter Communications, Inc. (Class A Stock)*	112,523	37,803,227
Comcast Corp. (Class A Stock)	993,767	39,800,368
Liberty Global PLC (United Kingdom) (Class C Stock)*	712,032	24,095,163
Twenty-First Century Fox, Inc. (Class A Stock)	737,486	25,465,392

		127,164,150

Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp.	277,508	14,885,529
Chevron Corp.	430,962	53,952,133
Noble Energy, Inc.	679,410	19,798,007
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	878,845	58,627,750
Suncor Energy, Inc. (Canada)	892,426	32,764,885

		180,028,304

Personal Products — 1.3%
Estee Lauder Cos., Inc. (The) (Class A Stock)	449,050	57,137,122

Pharmaceuticals — 4.0%
Allergan PLC	181,961	29,765,180
Bristol-Myers Squibb Co.	1,032,106	63,247,456
Eli Lilly & Co.	451,465	38,130,734
Pfizer, Inc.	1,316,280	47,675,661

		178,819,031

Road & Rail — 0.8%
Union Pacific Corp.	274,130	36,760,833

Semiconductors & Semiconductor Equipment — 4.3%
Broadcom Ltd.	211,290	54,280,401
NVIDIA Corp.	196,218	37,968,183
Texas Instruments, Inc.	917,936	95,869,236

		188,117,820

Software — 8.6%
Activision Blizzard, Inc.	431,504	27,322,833
Adobe Systems, Inc.*	382,447	67,020,012
Microsoft Corp.	1,713,321	146,557,479
PTC, Inc.*	545,197	33,131,622
salesforce.com, Inc.*	695,187	71,068,967
Workday, Inc. (Class A Stock)*(a)	355,641	36,182,915

		381,283,828

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.3%
Home Depot, Inc. (The)	302,058	$57,249,053

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	1,019,080	172,458,908

Textiles, Apparel & Luxury Goods — 1.4%
Kering (France)	74,058	34,861,012
Tapestry, Inc.	648,030	28,662,367

		63,523,379

Wireless Telecommunication Services — 0.8%
Vodafone Group PLC (United Kingdom), ADR	1,148,544	36,638,554

TOTAL LONG-TERM INVESTMENTS (cost $2,803,379,531)		4,324,660,385

SHORT-TERM INVESTMENTS — 8.5%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	93,453,847	93,453,847
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $281,454,993; includes $281,146,572 of cash collateral for securities on loan)(b)(w)	281,455,354	281,455,354

TOTAL SHORT-TERM INVESTMENTS (cost $374,908,840)		374,909,201

TOTAL INVESTMENTS — 106.4% (cost $3,178,288,371)		4,699,569,586
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.4)%		(282,329,592)

NET ASSETS — 100.0%		$4,417,239,994

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $274,679,313; cash collateral of $281,146,572 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$152,975,378	$—	$—
Air Freight & Logistics	65,050,586	—	—
Automobiles	34,491,353	—	—
Banks	458,804,081	—	—
Biotechnology	85,262,738	—	—
Building Products	21,526,281	—	—
Capital Markets	45,796,167	—	—
Chemicals	68,256,481	—	—
Communications Equipment	35,648,682	—	—
Consumer Finance	75,779,274	—	—
Containers & Packaging	27,472,524	—	—
Electric Utilities	69,572,516	—	—
Electrical Equipment	35,587,052	—	—
Electronic Equipment, Instruments & Components	37,922,758	—	—
Energy Equipment & Services	62,055,566	—	—
Equity Real Estate Investment Trusts (REITs)	32,681,845	—	—
Food & Staples Retailing	81,646,513	—	—
Food Products	53,670,217	—	—
Health Care Equipment & Supplies	33,869,293	—	—
Health Care Providers & Services	112,825,833	—	—
Hotels, Restaurants & Leisure	175,353,556	—	—
Household Durables	15,781,619	—	—
Household Products	49,907,838	—	—
Insurance	101,632,992	—	—
Internet & Direct Marketing Retail	200,055,102	—	—
Internet Software & Services	379,028,989	79,745,810	—
IT Services	226,566,782	—	—
Life Sciences Tools & Services	26,511,577	—	—
Media	127,164,150	—	—
Oil, Gas & Consumable Fuels	180,028,304	—	—
Personal Products	57,137,122	—	—
Pharmaceuticals	178,819,031	—	—
Road & Rail	36,760,833	—	—
Semiconductors & Semiconductor Equipment	188,117,820	—	—
Software	381,283,828	—	—
Specialty Retail	57,249,053	—	—
Technology Hardware, Storage & Peripherals	172,458,908	—	—
Textiles, Apparel & Luxury Goods	28,662,367	34,861,012	—
Wireless Telecommunication Services	36,638,554	—	—
Affiliated Mutual Funds	374,909,201	—	—

Total	$4,584,962,764	$114,606,822	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	10.4%
Internet Software & Services	10.4
Software	8.6
Affiliated Mutual Funds (including 6.4% of collateral for securities on loan)	8.5
IT Services	5.1
Internet & Direct Marketing Retail	4.5
Semiconductors & Semiconductor Equipment	4.3
Oil, Gas & Consumable Fuels	4.1
Pharmaceuticals	4.0
Hotels, Restaurants & Leisure	4.0
Technology Hardware, Storage & Peripherals	3.9
Aerospace & Defense	3.5
Media	2.9
Health Care Providers & Services	2.6
Insurance	2.3
Biotechnology	1.9
Food & Staples Retailing	1.9
Consumer Finance	1.7
Electric Utilities	1.6
Chemicals	1.5
Air Freight & Logistics	1.5
Textiles, Apparel & Luxury Goods	1.4

Energy Equipment & Services	1.4%
Specialty Retail	1.3
Personal Products	1.3
Food Products	1.2
Household Products	1.1
Capital Markets	1.0
Electronic Equipment, Instruments & Components	0.9
Road & Rail	0.8
Wireless Telecommunication Services	0.8
Communications Equipment	0.8
Electrical Equipment	0.8
Automobiles	0.8
Health Care Equipment & Supplies	0.8
Equity Real Estate Investment Trusts (REITs)	0.7
Containers & Packaging	0.6
Life Sciences Tools & Services	0.6
Building Products	0.5
Household Durables	0.4

106.4
Liabilities in excess of other assets	(6.4)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$274,679,313	$(274,679,313)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $274,679,313:
Unaffiliated investments (cost $2,803,379,531)	$4,324,660,385
Affiliated investments (cost $374,908,840)	374,909,201
Dividends and interest receivable	2,040,791
Tax reclaim receivable	1,230,385
Receivable for investments sold	17,094
Receivable for Series shares sold	12,948
Prepaid expenses	28,533

Total assets	4,702,899,337

LIABILITIES
Payable to broker for collateral for securities on loan	281,146,572
Payable for Series shares repurchased	2,333,448
Management fee payable	1,682,226
Accrued expenses and other liabilities	495,369
Affiliated transfer agent fee payable	980
Distribution fee payable	391
Administration fee payable	311
Deferred trustees’ fees	46

Total liabilities	285,659,343

NET ASSETS	$4,417,239,994

Net assets were comprised of:
Paid-in capital	$1,394,899,570
Retained earnings	3,022,340,424

Net assets, December 31, 2017	$4,417,239,994

Class I:
Net asset value and redemption price per share $4,415,555,344 / 85,702,549 outstanding shares of beneficial interest	$51.52

Class II:
Net asset value and redemption price per share $1,684,650 / 33,004 outstanding shares of beneficial interest	$51.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income (net) (foreign withholding tax $743,946, of which $343,486 is reimbursable by an affiliate)	$54,402,903
Income from securities lending, net (including affiliated income of $529,366)	656,605
Affiliated dividend income	828,902

Total income	55,888,410

EXPENSES
Management fee	18,452,619
Distribution fee—Class II	4,547
Administration fee—Class II	2,728
Shareholders’ reports	308,734
Custodian and accounting fees	294,718
Trustees’ fees	50,079
Audit fee	31,948
Legal fees and expenses	26,339
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,126
Miscellaneous	74,403

Total expenses	19,257,241

NET INVESTMENT INCOME (LOSS)	36,631,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,254)	337,975,335
Foreign currency transactions	(77,898)

337,897,437

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(56,041))	560,882,633
Foreign currencies	106,603

560,989,236

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	898,886,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$935,517,842

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$36,631,169	$36,343,383
Net realized gain (loss) on investment and foreign currency transactions	337,897,437	217,876,396
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	560,989,236	(128,098,315)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	935,517,842	126,121,464

SERIES SHARE TRANSACTIONS
Series shares sold	7,725,478	9,112,648
Series shares repurchased	(269,394,297)	(243,276,531)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(261,668,819)	(234,163,883)

CAPITAL CONTRIBUTIONS	—	3,315,979

TOTAL INCREASE (DECREASE)	673,849,023	(104,726,440)
NET ASSETS:
Beginning of year	3,743,390,971	3,848,117,411

End of year	$4,417,239,994	$3,743,390,971

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS — 63.5%	Shares	Value
Aerospace & Defense — 1.6%
Boeing Co. (The)	48,000	$14,155,680
Huntington Ingalls Industries, Inc.	25,900	6,104,630
Lockheed Martin Corp.	79,300	25,459,265
MTU Aero Engines AG (Germany)	1,725	308,248
Northrop Grumman Corp.	42,900	13,166,439
Safran SA (France)	980	101,082
Spirit AeroSystems Holdings, Inc. (Class A Stock)	105,300	9,187,425

		68,482,769

Air Freight & Logistics — 0.0%
Deutsche Post AG (Germany)	3,123	148,447
Royal Mail PLC (United Kingdom)	19,665	120,145
United Parcel Service, Inc. (Class B Stock)	7,300	869,795

		1,138,387

Airlines — 0.0%
ANA Holdings, Inc. (Japan)	400	16,687
Deutsche Lufthansa AG (Germany)	10,593	389,013
International Consolidated Airlines Group SA (United Kingdom)	2,273	19,698
Japan Airlines Co. Ltd. (Japan)	400	15,628

		441,026

Auto Components — 0.2%
Aisin Seiki Co. Ltd. (Japan)	2,400	134,454
BorgWarner, Inc.	192,000	9,809,280
Cooper-Standard Holdings, Inc.*	400	49,000
Faurecia (France)	3,893	303,401
Koito Manufacturing Co. Ltd. (Japan)	300	21,004
Stanley Electric Co. Ltd. (Japan)	6,000	242,775
Toyota Industries Corp. (Japan)	500	32,049

		10,591,963

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	1,031	106,896
Daimler AG (Germany)	2,990	252,835
Ferrari NV (Italy)	347	36,359
Fiat Chrysler Automobiles NV (United Kingdom)*	3,401	60,719
Ford Motor Co.	753,000	9,404,970
General Motors Co.	376,300	15,424,537
Honda Motor Co. Ltd. (Japan)	5,400	184,288
Peugeot SA (France)	1,508	30,629
Suzuki Motor Corp. (Japan)	6,000	347,302
Thor Industries, Inc.	50,300	7,581,216
Toyota Motor Corp. (Japan)	8,300	528,959
Volkswagen AG (Germany)	91	18,365

		33,977,075

Banks — 4.4%
ABN AMRO Group NV (Netherlands) CVA, 144A	10,148	327,180
Aozora Bank Ltd. (Japan)	1,100	42,683
Banco Santander SA (Spain)	4,418	28,965
Bank Leumi Le-Israel BM (Israel)	4,340	26,123

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank of America Corp.	1,678,600	$49,552,272
Bank of East Asia Ltd. (The) (Hong Kong)	67,600	292,351
Bank of Queensland Ltd. (Australia)	1,232	12,186
Bankinter SA (Spain)	27,135	256,688
BNP Paribas SA (France)	3,566	265,269
CaixaBank SA (Spain)	11,274	52,411
Chiba Bank Ltd. (The) (Japan)	2,000	16,586
Citigroup, Inc.	478,900	35,634,949
Commonwealth Bank of Australia (Australia)	6,581	410,710
Danske Bank A/S (Denmark)	7,208	280,550
DBS Group Holdings Ltd. (Singapore)	5,700	105,429
Hang Seng Bank Ltd. (Hong Kong)	4,400	109,159
HSBC Holdings PLC (United Kingdom)	44,239	456,903
ING Groep NV (Netherlands)	12,266	225,163
Intesa Sanpaolo SpA (Italy)	46,950	155,773
Intesa Sanpaolo SpA (Italy) RSP	10,001	31,884
Japan Post Bank Co. Ltd. (Japan)	11,200	145,463
JPMorgan Chase & Co.	559,094	59,789,512
KBC Group NV (Belgium)	4,257	362,753
Lloyds Banking Group PLC (United Kingdom)	518,235	475,212
Mebuki Financial Group, Inc. (Japan)	3,200	13,519
Mediobanca SpA (Italy)	26,643	301,884
Mizrahi Tefahot Bank Ltd. (Israel)	15,983	294,409
Mizuho Financial Group, Inc. (Japan)	71,600	129,459
Oversea-Chinese Banking Corp. Ltd. (Singapore)	30,900	285,461
PNC Financial Services Group, Inc. (The)	20,300	2,929,087
Resona Holdings, Inc. (Japan)	7,100	42,307
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	4,812	56,504
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,300	185,349
Swedbank AB (Sweden) (Class A Stock)	2,919	70,420
United Overseas Bank Ltd. (Singapore)	4,100	80,823
Wells Fargo & Co.	519,712	31,530,927

		184,976,323

Beverages — 1.6%
Anheuser-Busch InBev SA/NV (Belgium)	50	5,582
Asahi Group Holdings Ltd. (Japan)	1,100	54,582
Coca-Cola Co. (The)	673,300	30,891,004
Coca-Cola HBC AG (Switzerland)	1,615	52,743
Constellation Brands, Inc. (Class A Stock)	5,900	1,348,563
Diageo PLC (United Kingdom)	8,674	317,939

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Kirin Holdings Co. Ltd. (Japan)	2,700	$68,044
PepsiCo, Inc.	282,720	33,903,782
Pernod Ricard SA (France)	658	104,066
Treasury Wine Estates Ltd. (Australia)	1,006	12,483

		66,758,788

Biotechnology — 2.2%
AbbVie, Inc.	359,200	34,738,232
Amgen, Inc.	89,108	15,495,881
Biogen, Inc.*	30,100	9,588,957
Celgene Corp.*	84,000	8,766,240
CSL Ltd. (Australia)	558	61,321
Gilead Sciences, Inc.	327,100	23,433,444

		92,084,075

Building Products — 0.2%
Asahi Glass Co. Ltd. (Japan)	600	25,935
Builders FirstSource, Inc.*	48,500	1,056,815
Johnson Controls International PLC	86,600	3,300,326
Universal Forest Products, Inc.	75,700	2,847,834

		7,230,910

Capital Markets — 2.0%
3i Group PLC (United Kingdom)	6,206	76,403
Ameriprise Financial, Inc.	25,200	4,270,644
BlackRock, Inc.	4,000	2,054,840
Evercore, Inc. (Class A Stock)	41,400	3,726,000
Goldman Sachs Group, Inc. (The)	74,700	19,030,572
Hargreaves Lansdown PLC (United Kingdom)	848	20,594
Invesco Ltd.	294,300	10,753,722
Julius Baer Group Ltd. (Switzerland)	692	42,317
London Stock Exchange Group PLC (United Kingdom)	1,014	51,863
Macquarie Group Ltd. (Australia)	4,917	380,305
Morgan Stanley	90,400	4,743,288
Natixis SA (France)	9,917	78,329
Nomura Holdings, Inc. (Japan)	12,000	70,341
Northern Trust Corp.	75,000	7,491,750
Partners Group Holding AG (Switzerland)(a)	480	328,893
Raymond James Financial, Inc.	62,300	5,563,390
S&P Global, Inc.	120,600	20,429,640
Schroders PLC (United Kingdom)	2,261	107,027
T. Rowe Price Group, Inc.	37,700	3,955,861

		83,175,779

Chemicals — 1.6%
AdvanSix, Inc.*	7,116	299,370
Air Products & Chemicals, Inc.	109,300	17,933,944
Arkema SA (France)	201	24,473
Asahi Kasei Corp. (Japan)	3,800	48,904
BASF SE (Germany)	3,575	391,931
Chemours Co. (The)	332,900	16,664,974
Covestro AG (Germany), 144A	3,707	381,696
Hitachi Chemical Co. Ltd. (Japan)	300	7,682
Huntsman Corp.	151,900	5,056,751

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Ingevity Corp.*	52,800	$3,720,816
JSR Corp. (Japan)	600	11,787
Koninklijke DSM NV (Netherlands)	575	54,926
LyondellBasell Industries NV (Class A Stock)	164,600	18,158,672
Mitsubishi Chemical Holdings Corp. (Japan)	36,700	401,569
Mitsubishi Gas Chemical Co., Inc. (Japan)	3,100	88,768
Mitsui Chemicals, Inc. (Japan)	600	19,240
Shin-Etsu Chemical Co. Ltd. (Japan)	1,200	121,588
Sumitomo Chemical Co. Ltd. (Japan)	5,000	35,778
Teijin Ltd. (Japan)	12,000	266,639
Tosoh Corp. (Japan)	2,000	45,120
Westlake Chemical Corp.	49,300	5,251,929

		68,986,557

Commercial Services & Supplies — 0.0%
Dai Nippon Printing Co. Ltd. (Japan)	4,000	89,053
Secom Co. Ltd. (Japan)	700	52,810
Steelcase, Inc. (Class A Stock)	5,000	76,000
Toppan Printing Co. Ltd. (Japan)	2,000	18,066

		235,929

Communications Equipment — 0.2%
Harris Corp.	71,500	10,127,975

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	772	30,157
Argan, Inc.	24,300	1,093,500
CIMIC Group Ltd. (Australia)	7,424	296,926
EMCOR Group, Inc.	53,100	4,340,925
HOCHTIEF AG (Germany)	60	10,597
Kajima Corp. (Japan)	27,000	259,413
MasTec, Inc.*	27,100	1,326,545
Obayashi Corp. (Japan)	9,400	113,553
Taisei Corp. (Japan)	700	34,812
Vinci SA (France)	1,576	160,896

		7,667,324

Consumer Finance — 0.7%
Capital One Financial Corp.	210,700	20,981,506
Navient Corp.	505,300	6,730,596

		27,712,102

Containers & Packaging — 0.1%
Greif, Inc. (Class A Stock)	300	18,174
Owens-Illinois, Inc.*	96,200	2,132,754

		2,150,928

Distributors — 0.3%
LKQ Corp.*	300,700	12,229,469

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	126,900	25,154,118
Eurazeo SA (France)	149	13,765
ORIX Corp. (Japan)	20,600	347,334

		25,515,217

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services — 0.9%
Deutsche Telekom AG (Germany)	10,443	$184,595
Koninklijke KPN NV (Netherlands)	10,828	37,803
Nippon Telegraph & Telephone Corp. (Japan)	8,300	390,217
Orange SA (France)	11,963	207,328
Swisscom AG (Switzerland)	82	43,604
TDC A/S (Denmark)	10,690	65,665
Telecom Italia SpA (Italy)*	358,628	309,710
Telecom Italia SpA (Italy) RSP	18,981	13,464
Verizon Communications, Inc.	732,688	38,781,176

		40,033,562

Electric Utilities — 1.0%
CK Infrastructure Holdings Ltd. (Hong Kong)	1,000	8,581
CLP Holdings Ltd. (Hong Kong)	3,500	35,806
EDP-Energias de Portugal SA (Portugal)	46,235	159,934
Endesa SA (Spain)(a)	6,428	137,480
Enel SpA (Italy)	66,932	411,582
Entergy Corp.	12,900	1,049,931
Exelon Corp.	367,200	14,471,352
Iberdrola SA (Spain)	18,949	146,689
Kansai Electric Power Co., Inc. (The) (Japan)	2,000	24,460
Kyushu Electric Power Co., Inc. (Japan)	1,300	13,617
NextEra Energy, Inc.	76,900	12,011,011
Orsted A/S (Denmark), 144A	530	28,890
PPL Corp.	377,000	11,668,150
Red Electrica Corp. SA (Spain)	1,404	31,516
Southern Co. (The)	52,000	2,500,680
SSE PLC (United Kingdom)	8,311	147,751
Tohoku Electric Power Co., Inc. (Japan)	1,300	16,597

		42,864,027

Electrical Equipment — 0.5%
AMETEK, Inc.	145,900	10,573,373
Emerson Electric Co.	145,800	10,160,802
Mitsubishi Electric Corp. (Japan)	6,200	102,750
Nidec Corp. (Japan)	700	98,012
Schneider Electric SE (France)	1,803	152,859
Siemens Gamesa Renewable Energy SA (Spain)	4,837	66,235

		21,154,031

Electronic Equipment, Instruments & Components — 0.0%
Alps Electric Co. Ltd. (Japan)	600	17,067
Avnet, Inc.	20,000	792,400
Hitachi Ltd. (Japan)	59,000	457,734
Kyocera Corp. (Japan)	2,900	189,332
Nippon Electric Glass Co. Ltd. (Japan)	300	11,419
Omron Corp. (Japan)	600	35,687

		1,503,639

Energy Equipment & Services — 0.2%
Halliburton Co.	138,500	6,768,495

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	140,500	$20,045,135
Apple Hospitality REIT, Inc.	47,300	927,553
British Land Co. PLC (The) (United Kingdom)	13,624	126,885
Brixmor Property Group, Inc.(a)	97,600	1,821,216
CoreCivic, Inc.	45,900	1,032,750
DDR Corp.	497,300	4,455,808
Franklin Street Properties Corp.	72,300	776,502
GEO Group, Inc. (The)	253,350	5,979,060
Goodman Group (Australia)	5,711	37,421
GPT Group (The) (Australia)	5,687	22,622
Hospitality Properties Trust	63,000	1,880,550
Klepierre SA (France)	7,076	311,020
Land Securities Group PLC (United Kingdom)	2,391	32,486
Mirvac Group (Australia)	11,728	21,448
Nippon Building Fund, Inc. (Japan)	4	19,565
Nomura Real Estate Master Fund, Inc. (Japan)	12	14,897
Prologis, Inc.	37,800	2,438,478
Spirit Realty Capital, Inc.	1,326,200	11,378,796
Stockland (Australia)	80,765	281,736
VEREIT, Inc.	173,300	1,350,007
Weyerhaeuser Co.	91,800	3,236,868

		56,190,803

Food & Staples Retailing — 1.7%
CVS Health Corp.	298,300	21,626,750
ICA Gruppen AB (Sweden)	256	9,300
J Sainsbury PLC (United Kingdom)	92,828	302,278
Jeronimo Martins SGPS SA (Portugal)	814	15,808
Koninklijke Ahold Delhaize NV (Netherlands)	424	9,321
Kroger Co. (The)	609,800	16,739,010
METRO AG (Germany)*	3,772	75,133
Performance Food Group Co.*	113,900	3,770,090
Tesco PLC (United Kingdom)	39,837	112,704
Wal-Mart Stores, Inc.	272,600	26,919,250
Wesfarmers Ltd. (Australia)	4,716	163,070
WM Morrison Supermarkets PLC (United Kingdom)	108,457	322,167
Woolworths Group Ltd. (Australia)	2,140	45,467

		70,110,348

Food Products — 0.7%
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	3	18,313
Conagra Brands, Inc.	77,100	2,904,357
Danone SA (France)	1,083	90,745
Golden Agri-Resources Ltd. (Singapore)	595,800	164,483
Marine Harvest ASA (Norway)	16,965	286,890
Nestle SA (Switzerland)	6,464	555,751
NH Foods Ltd. (Japan)	4,000	97,437
Orkla ASA (Norway)	2,520	26,705
Pilgrim’s Pride Corp.*(a)	141,700	4,401,202

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Tate & Lyle PLC (United Kingdom)	30,479	$288,894
Tyson Foods, Inc. (Class A Stock)	246,300	19,967,541
WH Group Ltd. (Hong Kong), 144A	334,000	376,429
Wilmar International Ltd. (Singapore)	5,000	11,522

		29,190,269

Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	1,102	25,432
UGI Corp.	117,000	5,493,150

		5,518,582

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	403,300	23,016,331
Baxter International, Inc.	319,800	20,671,872
Boston Scientific Corp.*	460,900	11,425,711
Cochlear Ltd. (Australia)	175	23,328
Cooper Cos., Inc. (The)	3,900	849,732
Danaher Corp.	216,600	20,104,812
Inogen, Inc.*	7,700	916,916
Medtronic PLC	163,100	13,170,325
Olympus Corp. (Japan)	900	34,430
Smith & Nephew PLC (United Kingdom)	18,059	312,476
Straumann Holding AG (Switzerland)	122	86,065

		90,611,998

Health Care Providers & Services — 1.9%
Alfresa Holdings Corp. (Japan)	600	14,054
Anthem, Inc.	22,000	4,950,220
Cigna Corp.	36,400	7,392,476
Express Scripts Holding Co.*	284,100	21,205,224
Fresenius Medical Care AG & Co. KGaA (Germany)	1,976	207,499
Fresenius SE & Co. KGaA (Germany)	1,261	98,070
McKesson Corp.	27,400	4,273,030
Medipal Holdings Corp. (Japan)	5,600	109,332
Ramsay Health Care Ltd. (Australia)	417	22,771
Sonic Healthcare Ltd. (Australia)	1,277	22,709
UnitedHealth Group, Inc.	177,000	39,021,420
WellCare Health Plans, Inc.*	7,700	1,548,547

		78,865,352

Health Care Technology — 0.0%
Cerner Corp.*	18,300	1,233,237

Hotels, Restaurants & Leisure — 1.6%
Aristocrat Leisure Ltd. (Australia)	3,893	71,686
Galaxy Entertainment Group Ltd. (Hong Kong)	24,500	195,603
Genting Singapore PLC (Singapore)	338,300	330,397
Hilton Grand Vacations, Inc.*	93,300	3,913,935
Hilton Worldwide Holdings, Inc.	194,100	15,500,826
Las Vegas Sands Corp.	34,700	2,411,303
McDonald’s Corp.	194,400	33,460,128
Oriental Land Co. Ltd. (Japan)	1,100	100,078

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
TUI AG (Germany)	1,434	$29,709
Yum! Brands, Inc.	162,000	13,220,820

		69,234,485

Household Durables — 0.1%
Berkeley Group Holdings PLC (United Kingdom)	2,212	125,124
NVR, Inc.*	900	3,157,398
Panasonic Corp. (Japan)	6,700	97,779
Persimmon PLC (United Kingdom)	9,322	344,394
Sony Corp. (Japan)	10,400	466,782
Taylor Wimpey PLC (United Kingdom)	10,225	28,448

		4,219,925

Household Products — 0.6%
Henkel AG & Co. KGaA (Germany)	321	38,439
Kimberly-Clark Corp.	137,000	16,530,420
Procter & Gamble Co. (The)	75,305	6,919,023

		23,487,882

Independent Power & Renewable Electricity Producers — 0.5%
AES Corp.	1,039,500	11,257,785
NRG Energy, Inc.	333,800	9,506,624
Uniper SE (Germany)	628	19,565

		20,783,974

Industrial Conglomerates — 1.3%
3M Co.	125,000	29,421,250
CK Hutchison Holdings Ltd. (Hong Kong)	8,500	106,507
Honeywell International, Inc.	178,800	27,420,768
Jardine Matheson Holdings Ltd. (Hong Kong)	4,600	279,450
Siemens AG (Germany)	356	49,291

		57,277,266

Insurance — 1.3%
Aflac, Inc.	155,000	13,605,900
AIA Group Ltd. (Hong Kong)	36,200	307,904
Allianz SE (Germany)	1,427	326,565
Allstate Corp. (The)	168,500	17,643,635
Aon PLC	9,300	1,246,200
AXA SA (France)	6,134	181,770
Baloise Holding AG (Switzerland)	153	23,783
CNP Assurances (France)	547	12,618
Direct Line Insurance Group PLC (United Kingdom)	61,865	318,344
Insurance Australia Group Ltd. (Australia)	37,336	210,286
Legal & General Group PLC (United Kingdom)	98,507	362,661
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	207	44,702
NN Group NV (Netherlands)	991	42,864
Old Republic International Corp.	84,900	1,815,162
Sampo OYJ (Finland) (Class A Stock)	2,246	123,265

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
SCOR SE (France)	7,381	$296,668
Suncorp Group Ltd. (Australia)	4,039	43,533
Swiss Life Holding AG (Switzerland)	971	343,223
Swiss Re AG (Switzerland)	2,863	267,750
Travelers Cos., Inc. (The)	6,500	881,660
Unum Group	278,200	15,270,398
Zurich Insurance Group AG (Switzerland)	75	22,803

		53,391,694

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.*	19,500	22,804,665
Groupon, Inc.*(a)	826,600	4,215,660
Liberty Interactive Corp. QVC Group (Class A Stock)*	562,600	13,738,692
Nutrisystem, Inc.(a)	104,300	5,486,180
Priceline Group, Inc. (The)*	5,300	9,210,022

		55,455,219

Internet Software & Services — 3.5%
Alphabet, Inc. (Class A Stock)*	32,700	34,446,180
Alphabet, Inc. (Class C Stock)*	49,982	52,301,165
Etsy, Inc.*	63,400	1,296,530
Facebook, Inc. (Class A Stock)*	333,300	58,814,118
United Internet AG (Germany)	395	27,066

		146,885,059

IT Services — 2.1%
Accenture PLC (Class A Stock)	151,500	23,193,135
Amadeus IT Group SA (Spain)	5,303	381,616
Atos SE (France)	298	43,326
CACI International, Inc. (Class A Stock)*	5,200	688,220
Capgemini SE (France)	498	58,984
Cognizant Technology Solutions Corp. (Class A Stock)	300,800	21,362,816
Computershare Ltd. (Australia)	1,481	18,764
Total System Services, Inc.	56,800	4,492,312
Travelport Worldwide Ltd.	27,300	356,811
Visa, Inc. (Class A Stock)(a)	324,800	37,033,696

		87,629,680

Life Sciences Tools & Services — 0.2%
Bruker Corp.	66,200	2,271,984
Illumina, Inc.*	34,900	7,625,301
QIAGEN NV	620	19,338

		9,916,623

Machinery — 1.5%
Atlas Copco AB (Sweden) (Class A Stock)	8,647	373,171
Atlas Copco AB (Sweden) (Class B Stock)	1,137	43,578
Crane Co.	15,700	1,400,754
Cummins, Inc.	95,600	16,886,784
Daifuku Co. Ltd. (Japan)	300	16,299
Fortive Corp.	34,800	2,517,780
Hitachi Construction Machinery Co. Ltd. (Japan)	300	10,873

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Illinois Tool Works, Inc.	129,600	$21,623,760
Ingersoll-Rand PLC	80,000	7,135,200
Kawasaki Heavy Industries Ltd. (Japan)	500	17,492
Komatsu Ltd. (Japan)	2,900	104,805
MAN SE (Germany)	110	12,587
MINEBEA MITSUMI, Inc. (Japan)	5,400	112,629
Oshkosh Corp.	96,900	8,807,241
Sandvik AB (Sweden)	20,027	350,567
Schindler Holding AG (Switzerland)	64	14,472
Schindler Holding AG (Switzerland) (Part. Cert.)	131	30,129
SMC Corp. (Japan)	200	82,077
Sumitomo Heavy Industries Ltd. (Japan)	400	16,854
Terex Corp.	65,700	3,168,054
THK Co. Ltd. (Japan)	400	14,952
Volvo AB (Sweden) (Class B Stock)	19,353	360,389

		63,100,447

Marine — 0.0%
AP Moller—Maersk A/S (Denmark) (Class A Stock)	10	16,660
Kuehne + Nagel International AG (Switzerland)	169	29,900

		46,560

Media — 1.3%
Axel Springer SE (Germany)	152	11,853
Comcast Corp. (Class A Stock)	846,046	33,884,142
Discovery Communications, Inc. (Class C Stock)*(a)	338,800	7,172,396
I-CABLE Communications Ltd. (Hong Kong)*	3,065	90
John Wiley & Sons, Inc. (Class A Stock)	20,400	1,341,300
RTL Group SA (Luxembourg)	111	8,911
TEGNA, Inc.	171,500	2,414,720
Toho Co. Ltd. (Japan)	3,500	121,152
Twenty-First Century Fox, Inc. (Class A Stock)	76,300	2,634,639
Twenty-First Century Fox, Inc. (Class B Stock)	180,800	6,168,896

		53,758,099

Metals & Mining — 0.8%
Alcoa Corp.*	194,400	10,472,328
Anglo American PLC (United Kingdom)	19,427	404,061
ArcelorMittal (Luxembourg)*	12,231	396,812
BHP Billiton Ltd. (Australia)	10,283	236,210
BHP Billiton PLC (Australia)	6,577	132,989
BlueScope Steel Ltd. (Australia)	1,791	21,332
Boliden AB (Sweden)	864	29,547
Fortescue Metals Group Ltd. (Australia)	32,523	123,079
Freeport-McMoRan, Inc.*	1,072,700	20,338,392

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
JFE Holdings, Inc. (Japan)	1,700	$40,626
Nippon Steel & Sumitomo Metal Corp. (Japan)	2,400	61,318
Rio Tinto PLC (United Kingdom)	3,885	203,797
South32 Ltd. (Australia)	16,028	43,445
Southern Copper Corp. (Peru)(a)	6,500	308,425
voestalpine AG (Austria)	4,537	270,872

		33,083,233

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Ladder Capital Corp.	64,500	879,135

Multi-Utilities — 0.2%
AGL Energy Ltd. (Australia)	2,172	41,160
CenterPoint Energy, Inc.	233,700	6,627,732
DTE Energy Co.	14,600	1,598,116
Innogy SE (Germany), 144A	431	16,868
MDU Resources Group, Inc.	79,400	2,134,272
National Grid PLC (United Kingdom)	10,263	120,985

		10,539,133

Multiline Retail — 0.0%
Don Quijote Holdings Co. Ltd. (Japan)	400	20,852
J Front Retailing Co. Ltd. (Japan)	9,300	174,767
Macy’s, Inc.	34,500	869,055
Next PLC (United Kingdom)	470	28,646
Takashimaya Co. Ltd. (Japan)	14,000	147,157

		1,240,477

Oil, Gas & Consumable Fuels — 3.8%
Anadarko Petroleum Corp.	324,100	17,384,724
Andeavor	102,100	11,674,114
BP PLC (United Kingdom)	49,966	350,525
Caltex Australia Ltd. (Australia)	826	21,882
ConocoPhillips	251,800	13,821,302
CVR Energy, Inc.(a)	4,700	175,028
Devon Energy Corp.	408,000	16,891,200
Enagas SA (Spain)	730	20,877
Exxon Mobil Corp.	515,416	43,109,394
Galp Energia SGPS SA (Portugal)	6,267	115,142
JXTG Holdings, Inc. (Japan)	9,700	62,335
Marathon Petroleum Corp.	291,200	19,213,376
Neste OYJ (Finland)	397	25,412
Newfield Exploration Co.*	479,600	15,121,788
OMV AG (Austria)	4,900	310,042
Repsol SA (Spain)	20,422	360,579
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	14,043	468,799
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	11,852	399,104
Total SA (France)	7,226	398,874
Valero Energy Corp.	246,100	22,619,051
Woodside Petroleum Ltd. (Australia)	1,982	50,993
World Fuel Services Corp.	15,600	438,984

		163,033,525

Paper & Forest Products — 0.0%
UPM-Kymmene OYJ (Finland)	1,669	51,814

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.0%
Avon Products, Inc. (United Kingdom)*	75,400	$162,110
Kao Corp. (Japan)	1,100	74,327
Kose Corp. (Japan)	100	15,583
Pola Orbis Holdings, Inc. (Japan)	300	10,512
Unilever NV (United Kingdom) CVA	9,376	527,895
Unilever PLC (United Kingdom)	4,071	225,802

		1,016,229

Pharmaceuticals — 2.5%
Allergan PLC	104,000	17,012,320
Astellas Pharma, Inc. (Japan)	6,700	85,112
AstraZeneca PLC (United Kingdom)	4,114	283,888
Bayer AG (Germany)	3,149	391,304
Bristol-Myers Squibb Co.	119,500	7,322,960
Corcept Therapeutics, Inc.*(a)	134,100	2,421,846
Daiichi Sankyo Co. Ltd. (Japan)	1,800	46,804
GlaxoSmithKline PLC (United Kingdom)	8,349	147,854
H. Lundbeck A/S (Denmark)	219	11,106
Johnson & Johnson	207,498	28,991,620
Merck & Co., Inc.	225,900	12,711,393
Mitsubishi Tanabe Pharma Corp. (Japan)	600	12,366
Novartis AG (Switzerland)	8,265	695,520
Novo Nordisk A/S (Denmark) (Class B Stock)	6,368	342,187
Orion OYJ (Finland) (Class B Stock)	324	12,080
Pfizer, Inc.	489,100	17,715,202
Recordati SpA (Italy)	5,425	241,084
Roche Holding AG (Switzerland)	2,948	745,418
Sanofi (France)	6,452	555,464
Shionogi & Co. Ltd. (Japan)	800	43,228
Zoetis, Inc.	223,300	16,086,532

		105,875,288

Professional Services — 0.1%
Experian PLC (United Kingdom)	6,425	141,624
Insperity, Inc.	43,600	2,500,460
Intertek Group PLC (United Kingdom)	513	35,876
Recruit Holdings Co. Ltd. (Japan)	3,500	86,905
SGS SA (Switzerland)	15	39,105

		2,803,970

Real Estate Management & Development — 0.4%
CBRE Group, Inc. (Class A Stock)*	372,200	16,119,982
CK Asset Holdings Ltd. (Hong Kong)	8,500	74,096
Daito Trust Construction Co. Ltd. (Japan)	400	81,492
Daiwa House Industry Co. Ltd. (Japan)	7,400	283,771
Henderson Land Development Co. Ltd. (Hong Kong)	4,000	26,300
Kerry Properties Ltd. (Hong Kong)	68,500	307,722
Mitsubishi Estate Co. Ltd. (Japan)	1,300	22,572
Sino Land Co. Ltd. (Hong Kong)	10,000	17,691

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Sumitomo Realty & Development Co. Ltd. (Japan)	1,000	$32,819
Wharf Holdings Ltd. (The) (Hong Kong)	4,000	13,794

		16,980,239

Road & Rail — 1.1%
Central Japan Railway Co. (Japan)	1,900	340,025
CSX Corp.	237,800	13,081,378
DSV A/S (Denmark)	275	21,639
East Japan Railway Co. (Japan)	1,000	97,518
Kansas City Southern	32,300	3,398,606
Norfolk Southern Corp.	130,000	18,837,000
Union Pacific Corp.	75,100	10,070,910

		45,847,076

Semiconductors & Semiconductor Equipment — 2.9%
Applied Materials, Inc.	458,700	23,448,744
ASM Pacific Technology Ltd. (Hong Kong)	800	11,098
ASML Holding NV (Netherlands)	1,178	204,805
Broadcom Ltd.	100,300	25,767,070
Entegris, Inc.	65,800	2,003,610
Intel Corp.	712,700	32,898,232
KLA-Tencor Corp.	18,300	1,922,781
Micron Technology, Inc.*	31,100	1,278,832
MKS Instruments, Inc.	48,300	4,564,350
STMicroelectronics NV (Switzerland)	2,025	44,173
Texas Instruments, Inc.	285,100	29,775,844
Tokyo Electron Ltd. (Japan)	2,300	414,896

		122,334,435

Software — 3.8%
Activision Blizzard, Inc.	115,000	7,281,800
Adobe Systems, Inc.*	83,900	14,702,636
CA, Inc.	154,000	5,125,120
Check Point Software Technologies Ltd. (Israel)*(a)	1,200	124,344
Dell Technologies, Inc. (Class V Stock)*	101,300	8,233,664
Intuit, Inc.	100,400	15,841,112
Microsoft Corp.	834,200	71,357,468
Nexon Co. Ltd. (Japan)*	8,000	232,002
Nice Ltd. (Israel)	321	29,332
Oracle Corp.	661,300	31,266,264
Sage Group PLC (The) (United Kingdom)	2,257	24,264
salesforce.com, Inc.*	45,000	4,600,350
SAP SE (Germany)	423	47,323

		158,865,679

Specialty Retail — 1.0%
Burlington Stores, Inc.*	53,000	6,520,590
Gap, Inc. (The)(a)	462,800	15,762,968
Group 1 Automotive, Inc.	15,900	1,128,423
Ross Stores, Inc.	222,300	17,839,575
USS Co. Ltd. (Japan)	700	14,803

		41,266,359

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.	558,200	$94,464,186
Canon, Inc. (Japan)(a)	10,000	372,581
FUJIFILM Holdings Corp. (Japan)	4,100	167,300
HP, Inc.	858,000	18,026,580
Western Digital Corp.	112,200	8,923,266

		121,953,913

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	183	36,598
Kering (France)	438	206,178
Lululemon Athletica, Inc.*	175,000	13,753,250
LVMH Moet Hennessy Louis Vuitton SE (France)	1,869	548,560
PVH Corp.	60,500	8,301,205
Skechers U.S.A., Inc. (Class A Stock)*	5,600	211,904
Swatch Group AG (The) (Switzerland)	140	10,678
Wolverine World Wide, Inc.	83,700	2,668,356

		25,736,729

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	238,100	4,907,241

Tobacco — 0.7%
Altria Group, Inc.	417,000	29,777,970
British American Tobacco PLC (United Kingdom)	3,562	240,786
Imperial Brands PLC (United Kingdom)	3,103	132,357
Japan Tobacco, Inc. (Japan)(a)	4,800	154,575
Swedish Match AB (Sweden)	8,221	323,839

		30,629,527

Trading Companies & Distributors — 0.2%
Applied Industrial Technologies, Inc.	41,200	2,805,720
ITOCHU Corp. (Japan)	22,600	421,299
Marubeni Corp. (Japan)	15,000	108,445
Mitsubishi Corp. (Japan)	7,500	206,803
Mitsui & Co. Ltd. (Japan)	14,200	230,373
Sumitomo Corp. (Japan)	10,800	183,187
Toyota Tsusho Corp. (Japan)	700	28,121
United Rentals, Inc.*	11,100	1,908,201
WESCO International, Inc.*	22,000	1,499,300

		7,391,449

Transportation Infrastructure — 0.0%
Abertis Infraestructuras SA (Spain)	1,866	41,518
Atlantia SpA (Italy)	1,098	34,616
Fraport AG Frankfurt Airport Services Worldwide (Germany)	130	14,279
Sydney Airport (Australia)	8,451	46,371

		136,784

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	16,200	402,400
Vodafone Group PLC (United Kingdom)	82,153	259,685

		662,085

TOTAL COMMON STOCKS (cost $1,989,555,772)		2,687,948,172

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

UNAFFILIATED EXCHANGE TRADED FUND — 0.0%	Shares	Value
iShares MSCI EAFE Index Fund (cost $436,958)	6,592	$463,484

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	155	13,831
Volkswagen AG (Germany) (PRFC)	2,200	436,992

		450,823

PREFERRED STOCKS (continued)	Shares	Value
Banks — 0.0%
Citigroup Capital XIII, 7.748%, (Capital Security, fixed to floating preferred)(a)	22,000	$604,560

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	562	74,215

TOTAL PREFERRED STOCKS (cost $885,431)		1,129,598

ASSET-BACKED SECURITIES — 4.9%	Interest Rate		Maturity Date	Principal Amount (000)#
Automobiles — 1.5%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	386	385,999
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.560%	1.967%	(c)	11/08/19	208	207,808
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	1,000	993,688
Americredit Automobile Receivables Trust, Series 2017-3, Class C	2.690%		06/19/23	1,020	1,017,718
Americredit Automobile Receivables Trust, Series 2017-4, Class C	2.600%		09/18/23	2,100	2,093,275
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,700	1,697,402
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	5,000	4,994,795
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	4,000	3,992,490
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	3,425	3,424,718
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	2,400	2,395,187
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	3,435	3,385,383
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	6,200	6,203,706
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	5,600	5,549,198
Ford Credit Floorplan Master Owner Trust, Series 2017-3, Class A	2.480%		09/15/24	4,500	4,475,245
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A, 1 Month LIBOR + 0.500%	1.977%	(c)	05/15/20	1,800	1,802,317
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.327%	(c)	05/17/21	2,300	2,319,047
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	3,000	2,989,908
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A	2.040%		01/15/21	272	272,590
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	7,700	7,677,058
Onemain Direct Auto Receivables Trust, Series 2017-2A, Class B, 144A	2.550%		11/14/23	5,800	5,794,369
Onemain Direct Auto Receivables Trust, Series 2017-2A, Class C, 144A	2.820%		07/15/24	1,400	1,396,677

					63,068,578

Collateralized Loan Obligations — 1.4%
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A, 3 Month LIBOR + 1.700%	3.059%	(c)	01/15/28	2,500	2,500,016
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	2.409%	(c)	04/16/27	1,500	1,503,374
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.430%	2.808%	(c)	04/28/26	1,500	1,502,862
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639%	(c)	07/15/29	500	503,695
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.140%	2.503%	(c)	10/22/25	250	250,196
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 144A, 3 Month LIBOR + 1.340%	2.694%	(c)	07/18/30	1,500	1,510,357
Benefit Street Partners CLO (Cayman Islands), Series 2017-11A, Class X, 144A, 3 Month LIBOR + 1.000%	2.359%	(c)	04/15/29	1,875	1,875,675

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	07/15/29	1,500	$1,509,653
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.150%	2.503%	(c)	04/17/25	1,941	1,943,165
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-1A, Class AS, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	04/15/29	3,000	3,016,994
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.150%	2.525%	(c)	07/27/26	1,250	1,256,440
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.400%	2.754%	(c)	10/18/26	500	502,225
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559%	(c)	07/15/26	1,000	1,004,421
Elevation CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A, 3 Month LIBOR + 1.550%	2.904%	(c)	04/18/27	1,000	1,009,534
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	01/16/26	750	750,718
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	2.841%	(c)	05/05/27	250	250,373
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.230%	2.597%	(c)	01/25/27	3,250	3,256,553
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899%	(c)	04/15/27	500	500,576
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.716%	(c)	05/15/26	2,750	2,758,851
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559%	(c)	10/15/26	3,250	3,260,951
Magnetite XI Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.474%	(c)	01/18/27	2,750	2,757,980
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561%	(c)	07/15/30	1,250	1,260,134
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628%	(c)	10/30/30	1,500	1,512,206
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 144A	—%	(p)	01/17/31	1,500	1,500,000
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.741%	(c)	05/21/29	1,750	1,758,907
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.243%	(c)	07/20/27	1,000	1,002,777
Telos CLO (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.300%	2.653%	(c)	07/17/26	1,500	1,509,985
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	2.534%	(c)	07/15/29	1,250	1,254,612
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067%	(c)	10/25/28	3,250	3,271,592
Trintas CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.210%	2.908%	(c)	01/25/31	2,500	2,500,000
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 3 Month LIBOR + 1.120%	2.479%	(c)	07/15/25	2,299	2,304,233
UCG U.S. CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597%	(c)	10/23/29	1,250	1,258,508
Venture XXI CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239%	(c)	07/15/27	1,000	1,002,381
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683%	(c)	04/20/29	2,000	2,013,279
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.160%	2.552%	(c)	11/07/25	2,000	2,004,472
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729%	(c)	07/15/29	1,750	1,767,854

					59,345,549

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Consumer Loans — 0.3%
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	2,094	$2,092,293
OneMain Financial Issuance Trust, Series 2017-1a, Class A2, 144A, 1 Month LIBOR + 0.800%	2.272%	(c)	09/14/32	3,300	3,317,390
SpringCastle America Funding LLC, Series 2016-AA. Class A, 144A	3.050%		04/25/29	2,227	2,241,057
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	5,795	5,818,012

					13,468,752

Credit Cards — 0.5%
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.927%	(c)	09/16/24	6,100	6,147,278
American Express Credit Account Master Trust, Series 2017-5, Class A, 1 Month LIBOR + 0.380%	1.857%	(c)	02/18/25	800	803,872
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	2.155%	(c)	04/22/26	3,800	3,843,541
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	1.777%	(c)	08/08/24	3,900	3,915,796
Discover Card Execution Note Trust, Series 2017-A4, Class A4	2.530%		10/15/26	4,000	3,987,169
Discover Card Execution Note Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%	2.077%	(c)	12/15/26	2,600	2,628,752

					21,326,408

Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	3,500	3,471,044
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%		11/15/24	1,700	1,690,075
MMAF Equipment Finance LLC, Series 2017-B, Class A5, 144A	2.720%		06/15/40	2,800	2,784,773

					7,945,892

Home Equity Loans — 0.1%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1, 1 Month LIBOR + 1.650%	3.202%	(c)	03/25/33	123	122,791
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	05/25/33	226	224,062
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1, 1 Month LIBOR + 0.945%	2.497%	(c)	06/25/34	557	557,860
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	07/25/32	152	153,306
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1, 1 Month LIBOR + 1.275%	2.827%	(c)	09/25/32	2,784	2,768,778

					3,826,797

Other — 0.0%
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200%		10/20/30	906	904,812
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	2.000%		09/20/29	456	451,730

					1,356,542

Residential Mortgage-Backed Securities — 0.7%
Credit Suisse Mortgage Trust, Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.511%	(c)	12/26/46	4,528	4,561,706
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3	3.728%	(cc)	07/25/35	261	259,353
CSMC Trust, Series 2017-6R, 144A^	2.900%	(cc)	03/06/47	2,140	2,152,932
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.657%	(cc)	07/25/34	233	231,123
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1, 1 Month LIBOR + 0.795%	2.123%	(c)	06/25/34	322	318,439
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 144A	2.750%	(cc)	01/25/61	3,729	3,724,206
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57	8,573	8,537,806
Towd Point Mortgage Trust, Series 2017-5, Class A1, 144A, 1 Month LIBOR + 0.600%	2.152%	(c)	02/25/57	6,114	6,121,089
Towd Point Mortgage Trust, Series 2017-6, Class A1, 144A	2.750%	(cc)	10/25/57	5,115	5,097,143
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375%		04/25/47	431	432,240
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250%		04/25/59	541	542,040

					31,978,077

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans — 0.2%
Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 144A	2.680%		09/25/42	4,040	$4,023,572
Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 144A	2.810%		11/25/42	2,000	1,985,821

					6,009,393

TOTAL ASSET-BACKED SECURITIES (cost $207,908,909)					208,325,988

BANK LOAN — 0.0%
Technology
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500% (cost $472,666)	3.070%	(c)	12/31/18	479	479,092

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172%		05/15/49	4,000	3,945,359
BANK, Series 2017-BNK4, Class A3	3.362%		05/15/50	6,500	6,633,453
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,102,644
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	2,750	2,852,392
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	2,800	2,874,990
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	5,000	4,958,843
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%		04/10/49	6,500	6,481,926
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A3	3.442%		04/14/50	5,500	5,633,142
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	990,334
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	1,294	1,304,222
Commercial Mortgage Trust, Series 2014-CR15, Class A2	2.928%		02/10/47	2,542	2,558,893
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	2,800	2,898,354
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	5,000	5,103,221
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	2,300	2,317,679
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	6,100	6,227,586
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	3,000	3,098,002
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3	3.127%		06/15/50	5,300	5,286,819
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(cc)	12/25/23	2,515	2,632,707
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	3,900	3,951,039
Fannie Mae-Aces, Series 2016-M7, Class AB2	2.385%		09/25/26	2,400	2,308,850
Fannie Mae-Aces, Series 2017-M1, Class A2	2.417%	(cc)	10/25/26	2,200	2,127,007
Fannie Mae-Aces, Series 2017-M4, Class A2	2.597%	(cc)	12/25/26	11,800	11,563,660
Fannie Mae-Aces, Series 2017-M8, Class A2	3.061%	(cc)	05/25/27	8,250	8,347,621
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.426%	(cc)	05/25/22	23,959	1,228,280
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.465%	(cc)	06/25/22	6,784	365,491
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.368%	(cc)	03/25/26	13,929	1,285,006
FHLMC Multifamily Structured Pass-Through Certificates, Series K057, Class AM	2.624%		08/25/26	7,230	7,044,111
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class AM	3.327%	(cc)	03/25/27	5,900	6,057,755
FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class AM	3.315%		08/25/27	5,600	5,745,402
FHLMC Multifamily Structured Pass-through Certificates, Series K069, Class A2	3.187%	(cc)	09/25/27	4,900	5,024,590
FHLMC Multifamily Structured Pass-through Certificates, Series K069, Class AM	3.248%		09/25/27	1,050	1,071,399
FHLMC Multifamily Structured Pass-through Certificates, Series K070, Class A2	3.303%	(cc)	11/25/27	3,350	3,465,223
FHLMC Multifamily Structured Pass-through Certificates, Series K070, Class AM	3.364%	(cc)	12/25/27	1,525	1,572,387
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.733%	(cc)	05/25/19	17,907	316,816
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.683%	(cc)	07/25/19	19,476	355,784

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(cc)	05/25/25	2,500	$2,553,229
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136%		02/10/48	4,000	4,032,738
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	5,800	6,001,540
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%		10/10/49	5,800	5,601,563
GS Mortgage Securities Trust, Series 2016-GS4, Class A3	3.178%		11/10/49	5,500	5,549,782
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class A4A1	3.408%		11/15/47	1,400	1,437,464
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920%		02/15/48	6,000	5,965,460
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	772	776,091
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,694,988
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	2,421	2,441,389
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,764	1,773,525
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,230	1,233,006
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,492	1,501,184
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%		08/15/49	10,400	9,965,999
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB	3.264%		08/15/50	3,500	3,557,563
UBS Commercial Mortgage Trust, Series 2017-C5, Class A4	3.212%		11/15/50	6,750	6,806,672
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,705,133
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,821	3,846,972
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,812,970
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%		11/15/49	8,000	7,761,710
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4	3.190%		07/15/50	4,600	4,612,080

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $210,480,847)					209,362,045

CORPORATE BONDS — 9.1%
Aerospace & Defense — 0.0%
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%		06/15/25	1,000	1,060,000

Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	1,500	1,591,322
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.222%		08/15/24	3,740	3,739,852
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%		06/15/19	930	1,007,447
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	2,050	2,049,733
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%		06/23/19	325	351,541

					8,739,895

Airlines — 0.2%
American Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2015-1, Class A	3.375%		11/01/28	2,864	2,861,379
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2009-2, Class A	7.250%		05/10/21	498	536,665
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		07/12/22	522	546,821
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2012-2, Class A(a)	4.000%		04/29/26	562	586,000
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%		03/13/20	2,000	2,011,606
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2007-1 Class A	6.821%		02/10/24	252	286,451
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		11/23/20	282	289,399
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		10/15/20	661	683,232

					7,801,553

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Auto Manufacturers — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43	1,430	$1,450,207
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46	2,400	2,611,702
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%	08/04/25	390	403,345
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36	760	925,975
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	1,395	1,652,334
General Motors Financial Co, Inc., Gtd. Notes	3.950%	04/13/24	2,800	2,882,572
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.850%	01/15/21	4,705	4,733,695
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%	11/15/19	715	727,512

				15,387,342

Auto Parts & Equipment — 0.1%
Magna International, Inc. (Canada), Sr. Unsec’d. Notes	3.625%	06/15/24	2,350	2,429,883

Banks — 2.4%
Bank of America Corp., Jr. Sub. Notes(a)	6.300%	12/31/49	445	502,850
Bank of America Corp., Jr. Sub. Notes	8.000%	12/31/49	2,200	2,207,480
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	2,875	2,941,125
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%	04/01/24	975	1,030,698
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%	01/22/24	3,820	4,062,781
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	01/20/48	670	755,061
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	3,880	4,141,528
Bank of America Corp., Sub. Notes, MTN	4.000%	01/22/25	2,000	2,080,724
Bank of America NA, Sub. Notes	6.000%	10/15/36	410	534,671
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23	585	593,645
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.337%	01/10/28	630	652,028
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26	1,590	1,653,950
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	12/31/49	1,375	1,462,656
Citigroup, Inc., Jr. Sub. Notes(a)	6.250%	12/31/49	625	689,375
Citigroup, Inc., Jr. Sub. Notes	5.950%	12/31/49	2,205	2,304,225
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%	01/12/26	2,440	2,512,003
Citigroup, Inc., Sr. Unsec’d. Notes	4.281%	04/24/48	1,150	1,248,558
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39	710	1,135,238
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	1,965	2,080,351
Citigroup, Inc., Sub. Notes	4.750%	05/18/46	820	903,927
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.282%	01/09/28	1,370	1,428,362
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%	05/12/21	1,640	1,655,127
Dexia Credit Local SA (France), Govt. Liquid Gtd. Notes, 144A	1.875%	09/15/21	1,250	1,220,831
Discover Bank, Sr. Unsec’d. Notes	4.250%	03/13/26	970	1,011,658
Discover Bank, Sub. Notes	7.000%	04/15/20	570	621,289
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	12/31/49	740	786,250
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	12/31/49	2,215	2,281,450
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	1,010	1,036,351
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	01/23/25	4,100	4,164,911
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	2,910	2,987,572
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	2,055	2,227,190
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	3,620	4,013,967
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%	02/01/41	270	363,852
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	104	139,219
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%	01/14/22	1,910	2,055,033
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%	04/05/21	1,025	1,101,290
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	12/31/49	1,275	1,400,970
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	12/31/49	2,000	2,025,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.964%	11/15/48	4,160	4,295,312
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	07/24/48	525	547,516
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	2,930	3,072,162
JPMorgan Chase & Co., Sub. Notes	3.875%	09/10/24	3,775	3,937,788
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800%	01/13/20	1,870	1,992,100
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%	02/06/25	3,080	3,065,899
Morgan Stanley, Jr. Sub. Notes	5.450%	12/31/49	840	862,260

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes	4.375%	01/22/47	2,020	$2,214,288
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	1,400	1,525,630
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%	02/25/23	940	974,180
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	6.625%	04/01/18	105	106,150
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	925	957,832
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%	09/23/19	1,415	1,491,148
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%	07/24/42	780	1,084,471
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	3,825	4,008,059
National City Corp., Sub. Notes	6.875%	05/15/19	3,370	3,572,990
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN (original cost $2,104,134; purchased 09/17/15)(f)	1.875%	09/17/18	2,110	2,108,647
People’s United Bank NA, Sub. Notes	4.000%	07/15/24	465	469,639
PNC Bank NA, Sr. Unsec’d. Notes	1.950%	03/04/19	515	514,097
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450%	01/10/19	1,210	1,212,721

				102,026,085

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	855	956,018
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%	02/01/46	225	260,773
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%	11/15/39	1,285	2,025,030
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%	01/15/39	250	397,594
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,400	1,481,004

				5,120,419

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	1,834	2,051,338
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%	02/01/25	1,460	1,509,946
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	40	42,547
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41	145	183,863

				3,787,694

Building Materials — 0.1%
Owens Corning, Inc., Gtd. Notes	4.200%	12/15/22	775	812,628
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24	1,400	1,463,420

				2,276,048

Chemicals — 0.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	780	788,806
Celanese US Holdings LLC, Gtd. Notes	5.875%	06/15/21	1,500	1,642,046
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	585	577,688
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	45	49,194
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	347	593,145
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	1,185	1,254,027
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	600	616,036
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	4.875%	09/19/22	2,000	2,125,000
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%	11/15/33	345	375,724
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	430	463,309
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	460	571,998
Westlake Chemical Corp., Gtd. Notes	4.625%	02/15/21	950	973,750

				10,030,723

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46	975	954,913
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%	06/01/34	420	530,128
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37	380	508,155
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	590	592,950
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	485	518,950

				3,105,096

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 0.3%
Apple, Inc., Sr. Unsec’d. Notes	2.850%	05/11/24	6,145	$6,172,528
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	1,350	1,377,249
Apple, Inc., Sr. Unsec’d. Notes	3.450%	02/09/45	890	868,576
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	1,085	1,098,592
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	735	738,542
Seagate HDD Cayman, Gtd. Notes	3.750%	11/15/18	605	613,773

				10,869,260

Diversified Financial Services — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	775	787,265
Bear Stearns Cos. LLC, Gtd. Notes	7.250%	02/01/18	1,175	1,179,698
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	800	818,396
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN	2.750%	11/02/27	1,000	997,294
Discover Financial Services, Sr. Unsec’d. Notes	3.850%	11/21/22	900	924,429
GE Capital International Funding Co., Gtd. Notes	2.342%	11/15/20	766	762,468
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	560	660,565
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	5.250%	02/06/12	1,715	78,890
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875%	05/02/18	700	32,760
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	240	246,120
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	2.450%	07/15/24	475	472,777
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	3.250%	06/15/25	330	346,489
Synchrony Financial, Sr. Unsec’d. Notes	2.700%	02/03/20	2,700	2,706,749

				10,013,900

Electric — 0.8%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	550	733,011
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125%	04/01/36	302	403,630
Black Hills Corp., Sr. Unsec’d. Notes	2.500%	01/11/19	1,245	1,248,393
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	590	820,935
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	245	261,231
Commonwealth Edison Co., First Mortgage	3.750%	08/15/47	1,610	1,673,021
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.500%	12/01/39	220	278,702
Dominion Resources, Inc., Jr. Sub. Notes	4.104%	04/01/21	3,210	3,340,482
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	550	745,357
Duke Energy Carolinas LLC, First Ref. Mortgage	4.000%	09/30/42	570	608,138
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	809,087
Eversource Energy, Sr. Unsec’d. Notes	4.500%	11/15/19	615	636,986
Exelon Corp., Jr. Sub. Notes	3.497%	06/01/22	3,470	3,536,277
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,425	1,666,982
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	355	421,676
Florida Power & Light Co., First Mortgage	5.950%	10/01/33	295	380,075
Iberdrola International BV (Spain), Gtd. Notes	6.750%	09/15/33	145	183,682
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,170	2,300,212
Nevada Power Co., Gen. Ref. Mtge.	6.500%	05/15/18	1,260	1,281,634
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	610	633,232
Northern States Power Co., First Mortgage	3.600%	09/15/47	1,580	1,607,714
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	895	974,422
PPL Capital Funding, Inc., Gtd. Notes	4.000%	09/15/47	2,060	2,116,735
PSEG Power LLC, Gtd. Notes	3.000%	06/15/21	1,760	1,775,476
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	140	142,915
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.000%	05/15/27	1,130	1,123,461
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800%	05/01/37	535	697,534
Southern California Edison Co., First Ref. Mortgage	3.600%	02/01/45	860	867,052
Southern California Edison Co., First Ref. Mortgage	4.000%	04/01/47	580	622,960
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750%	05/07/19	665	667,456
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	545,235

				33,103,703

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Foods — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	3.000%		06/01/26	1,630	$1,568,517
Kraft Heinz Foods Co., Gtd. Notes	4.375%		06/01/46	475	470,511
Kraft Heinz Foods Co., Gtd. Notes	5.000%		07/15/35	815	889,794
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%		02/01/47	335	334,493

					3,263,315

Forest Products & Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400%		11/01/20	290	312,770
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41	1,595	1,996,420

					2,309,190

Gas — 0.1%
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%		11/01/43	65	72,827
NiSource Finance Corp., Gtd. Notes	3.490%		05/15/27	3,285	3,343,608

					3,416,435

Healthcare-Products — 0.2%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.700%		06/06/27	4,695	4,731,199
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%		12/15/24	474	485,469
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	1,830	1,898,345
Medtronic, Inc., Gtd. Notes	4.375%		03/15/35	1,269	1,430,561

					8,545,574

Healthcare-Services — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	515	685,057
Aetna, Inc., Sr. Unsec’d. Notes	6.750%		12/15/37	1,380	1,892,642
Anthem, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	390	424,908
Anthem, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	360	394,748
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%		10/15/20	640	659,200
HCA, Inc., Sr. Sec’d. Notes	4.250%		10/15/19	555	566,794
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	400	423,000
Kaiser Foundation Hospitals, Gtd. Notes	4.150%		05/01/47	940	1,015,709
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%		02/01/22	190	193,713
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024%		08/01/45	445	470,822
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%		09/29/21	5,305	5,383,089
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	720	748,391
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	596,612

					13,454,685

Housewares — 0.0%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26	1,695	1,770,272

Insurance — 0.5%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%		11/15/20	525	559,719
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,980	2,132,661
AXIS Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,102,383
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	3.125%		03/15/26	2,455	2,482,771
Chubb Corp. (The), Gtd. Notes, 3 Month LIBOR + 2.250%	3.609%	(c)	03/29/67	1,300	1,290,250
Chubb INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	130	146,782
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	823,913
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	487,052
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.000%		03/15/34	850	1,115,583
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	772	995,080
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	186	203,084
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	224,484
New York Life Global Funding, Sec’d. Notes, 144A	1.950%		02/11/20	3,030	3,010,331
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39	660	954,157
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	496,739
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375%		04/30/20	680	731,973
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	144,799
Progressive Corp. (The), Sr. Unsec’d. Notes	3.700%		01/26/45	710	715,830

SEE NOTES TO FINANCIAL STATEMENTS.

A95

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%	05/15/47	1,450	$1,533,434
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%	12/16/39	124	175,192
Travelers Cos., Inc.(The), Sr. Unsec’d. Notes	4.000%	05/30/47	890	947,710
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20	350	376,790
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%	08/15/19	460	485,934

				21,136,651

Lodging — 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%	03/01/19	580	583,955
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	980	997,992
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%	05/15/18	2,800	2,848,886
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%	03/01/18	490	490,155

				4,920,988

Machinery-Diversified — 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,260	1,358,951

Media — 0.2%
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	515	674,466
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	90	127,024
AMC Networks, Inc., Gtd. Notes	5.000%	04/01/24	1,520	1,539,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%	05/01/25	880	906,682
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	875	1,021,672
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	1,386	1,615,979
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	255	333,177
Comcast Corp., Gtd. Notes	6.400%	05/15/38	530	715,703
Discovery Communications LLC, Gtd. Notes	5.000%	09/20/37	180	186,497
Discovery Communications LLC, Gtd. Notes	5.200%	09/20/47	625	652,325
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%	05/13/45	200	204,471
Time Warner Cable, Inc., Sr. Sec’d. Notes	5.500%	09/01/41	360	375,223
Time Warner, Inc., Gtd. Notes	3.800%	02/15/27	385	384,636
Viacom, Inc., Sr. Unsec’d. Notes	5.250%	04/01/44	450	439,629
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,040	1,094,600

				10,271,084

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	255	312,642
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%	10/19/75	425	460,063
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	3,200	3,196,000
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%	04/23/45	530	640,153
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%	04/16/40	425	554,086

				5,162,944

Miscellaneous Manufacturing — 0.0%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	1,205	1,232,113
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%	08/07/19	264	279,732

				1,511,845

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	1,410	1,405,051
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	2,270	2,219,787
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	315	311,488
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%	10/26/22	1,095	1,078,942
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%	02/11/20	1,000	1,041,973

				6,057,241

SEE NOTES TO FINANCIAL STATEMENTS.

A96

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Oil & Gas — 0.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36	2,000	$857,099
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,155	1,414,657
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400%		06/15/47	1,200	1,262,800
Concho Resources, Inc., Gtd. Notes	4.875%		10/01/47	210	228,360
ConocoPhillips Co., Gtd. Notes	4.950%		03/15/26	1,700	1,929,630
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%		06/15/45	110	122,710
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41	300	353,602
Devon Financing Corp. LLC, Gtd. Notes	7.875%		09/30/31	1,700	2,333,768
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		08/15/34	370	457,218
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		02/01/38	275	347,035
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%		04/01/35	1,020	1,041,088
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		07/19/22	350	366,258
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%		03/07/22	580	641,480
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%		03/15/25	1,995	2,100,035
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875%		04/19/22	550	558,250
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	860	819,150
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%		11/15/44	1,200	1,285,379
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%		01/27/25	740	742,220
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	2,110	2,238,710
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%		06/02/41	1,255	1,290,768
Petroleos Mexicanos (Mexico), Gtd. Notes	8.625%		12/01/23	350	413,130
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%		03/13/22	450	477,000
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.875%		08/04/26	1,000	1,133,750
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A, MTN	6.750%		09/21/47	1,285	1,341,347
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,500	1,523,078
Raizen Fuels Finance SA (Brazil), Gtd. Notes, 144A	5.300%		01/20/27	320	334,816
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%		04/28/20	1,250	1,243,408

					26,856,746

Oil & Gas Services — 0.1%
Cameron International Corp., Gtd. Notes	4.500%		06/01/21	2,200	2,286,082
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%		12/21/25	2,845	2,989,642

					5,275,724

Packaging & Containers — 0.0%
Ball Corp., Gtd. Notes	4.375%		12/15/20	630	652,050
WestRock RKT Co., Gtd. Notes	4.900%		03/01/22	800	862,706

					1,514,756

Pharmaceuticals — 0.2%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	1,175	1,207,989
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%		05/14/35	1,910	2,097,833
Allergan Funding SCS, Gtd. Notes(a)	3.800%		03/15/25	475	483,572
Allergan Funding SCS, Gtd. Notes	4.550%		03/15/35	2,010	2,126,914
Allergan Funding SCS, Gtd. Notes	4.750%		03/15/45	178	189,491
Eli Lilly & Co., Sr. Unsec’d. Notes	3.100%		05/15/27	1,140	1,157,145
Wyeth LLC, Gtd. Notes	6.450%		02/01/24	60	72,350

					7,335,294

Pipelines — 0.2%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%		03/15/20	717	747,472
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%		06/01/21	675	708,518
Enterprise Products Operating LLC, Gtd. Notes	3.700%		02/15/26	270	276,464
Enterprise Products Operating LLC, Gtd. Notes	3.750%		02/15/25	1,345	1,386,824
Kinder Morgan Energy Partners LP, Gtd. Notes	5.950%		02/15/18	510	512,372
MPLX LP, Sr. Unsec’d. Notes	4.000%		02/15/25	1,430	1,459,204
MPLX LP, Sr. Unsec’d. Notes	5.200%		03/01/47	40	43,897
ONEOK Partners LP, Gtd. Notes	6.650%		10/01/36	145	177,970
ONEOK, Inc., Gtd. Notes	4.950%		07/13/47	935	972,759
Williams Partners LP, Sr. Unsec’d. Notes	4.900%		01/15/45	1,000	1,060,872
Williams Partners LP, Sr. Unsec’d. Notes	5.100%		09/15/45	500	549,886

					7,896,238

SEE NOTES TO FINANCIAL STATEMENTS.

A97

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) — 0.0%
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	715	$715,000
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	236,071

				951,071

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	820	939,797
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	261,817
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,450	1,546,062
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	129	166,522
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	360	362,275
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,620	2,731,053
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25	1,375	1,368,125
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	345	359,683

				7,735,334

Savings & Loans — 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	1,455	1,489,826

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	2,125	2,091,097
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	03/15/23	1,500	1,548,750

				3,639,847

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	1,233	1,266,874
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	1,650	1,660,014
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,380	1,408,901
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	3,085	3,079,995
Microsoft Corp., Sr. Unsec’d. Notes	4.500%	02/06/57	1,125	1,332,140
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	920	1,022,439

				9,770,363

Telecommunications — 0.3%
Anixter, Inc., Gtd. Notes	5.625%	05/01/19	782	806,437
AT&T Corp., Gtd. Notes	8.250%	11/15/31	4	5,644
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	3,460	3,401,700
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	4	3,748
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49	614	577,884
AT&T, Inc., Sr. Unsec’d. Notes	4.900%	08/14/37	570	577,179
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	03/15/42	860	892,309
AT&T, Inc., Sr. Unsec’d. Notes	5.250%	03/01/37	65	68,746
AT&T, Inc., Sr. Unsec’d. Notes	5.300%	08/14/58	650	652,132
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	82	86,534
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30	400	597,627
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23	1,875	1,886,719
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	1,205	1,263,840

				10,820,499

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	670	876,034
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	715	938,159
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	100	114,689

				1,928,882

TOTAL CORPORATE BONDS (cost $368,141,023)				384,145,356

SEE NOTES TO FINANCIAL STATEMENTS.

A98

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

MUNICIPAL BONDS — 0.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Alabama — 0.0%
Alabama Economic Settlement Authority, Revenue Bonds	4.263%		09/15/32	240	$258,355

California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%		04/01/49	1,325	1,957,449
California Educational Facilities Authority, Revenue Bonds	5.000%		06/01/46	750	1,053,405
State of California, GO Unlimited, BABs	7.300%		10/01/39	1,270	1,894,662
State of California, GO Unlimited, BABs	7.500%		04/01/34	475	703,390
State of California, GO Unlimited, BABs	7.550%		04/01/39	245	385,534
State of California, GO Unlimited, BABs	7.625%		03/01/40	215	336,357

					6,330,797

Colorado — 0.0%
Regional Transportation District, Revenue Bonds, Series 2010-B, BABs	5.844%		11/01/50	680	926,418

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	1,030	1,437,654
State of Illinois, GO Unlimited, Series D	5.000%		11/01/22	3,190	3,413,874

					4,851,528

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%		01/01/40	1,070	1,651,566

New York — 0.0%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%		08/01/36	1,130	1,418,670

Ohio — 0.0%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	455	551,201
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34	300	345,708

					896,909

Oregon — 0.0%
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%		11/15/34	445	573,115

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	550	719,422

Tennessee — 0.0%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	1,000	1,380,450

Texas — 0.1%
University of Texas System (The), Revenue Bonds, BABs	5.000%		08/15/47	1,490	2,046,709

Virginia — 0.0%
University of Virginia, Revenue Bonds, Series C	4.179%		09/01/2117	495	516,196

TOTAL MUNICIPAL BONDS (cost $17,386,609)					21,570,135

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	80	80,551
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,004	938,511
Banc of America Funding Trust, Series 2015-R4, Class 4A1, 144A	3.500%	(cc)	01/27/30	1,248	1,248,602
Bank of America Mortgage Trust, Series 2005-A, Class 2A1	3.456%	(cc)	02/25/35	489	486,382
Bank of America Mortgage Trust, Series 2005-B, Class 2A1	3.632%	(cc)	03/25/35	163	158,974
Bayview Opportunity Master Fund Trust, Series 2016-CRT1, Class M1, 144A, 1 Month LIBOR + 1.750%	3.314%	(c)	10/27/27	544	544,412
Bayview Opportunity Master Fund Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.714%	(c)	10/25/28	1,285	1,286,889
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%	3.252%	(c)	10/25/27	849	850,995
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	3.664%	(cc)	02/25/37	382	384,819
CIM Trust, Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	3.361%	(c)	12/25/57	2,090	2,111,527
CIM Trust, Series 2017-3, Class A, 144A, 1 Month LIBOR + 2.000%	3.361%	(c)	01/25/57	4,352	4,442,944
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	2,003	1,982,556

SEE NOTES TO FINANCIAL STATEMENTS.

A99

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CIM Trust, Series 2017-8, Class A1, 144A^	3.000%	(cc)	12/25/65	4,030	$4,035,129
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%	3.702%	(c)	09/25/28	649	655,484
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	3.752%	(c)	10/25/28	841	848,965
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.002%	(c)	01/25/29	1,190	1,201,992
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	10/25/27	1,368	1,370,008
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 1 Month LIBOR + 1.450%	3.002%	(c)	07/25/28	495	496,161
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	03/25/29	1,300	1,319,381
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	3.802%	(c)	11/25/28	1,110	1,138,648
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	04/25/29	2,050	2,076,876
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	07/25/29	2,960	2,993,957
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%	2.302%	(c)	03/25/30	4,554	4,571,565
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.728%	(cc)	07/25/35	201	204,095
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	04/01/22	2,008	2,007,528
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22	6,856	6,849,524
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.568%	(c)	05/01/22	6,099	6,097,200
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	3.318%	(c)	09/01/22	2,010	2,011,083
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-8, Class A, 144A, 1 Month LIBOR + 1.650%	3.218%	(c)	11/01/22	2,074	2,073,280
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	13	12,626
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.282%	(c)	07/10/19	2,710	2,710,196
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.473%	(cc)	02/25/34	203	204,223
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	30	30,034

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $57,027,641)					57,425,117

SOVEREIGN BONDS — 1.1%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	4,360	4,263,034
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A, EMTN	1.125%		08/03/19	1,600	1,576,306
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	175	181,475
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	500	527,250
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	400	421,540
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, 144A, MTN	2.375%		06/04/25	400	386,744
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000%		03/25/19	580	592,441
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21	2,280	2,530,982
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41	880	1,378,564
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.350%		01/11/48	1,710	1,734,850
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.750%		01/08/26	540	586,625
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	2.150%		07/18/24	2,100	2,640,874
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	1,500	2,031,490

SEE NOTES TO FINANCIAL STATEMENTS.

A100

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A, MTN	5.875%	01/15/24	950	$1,080,253
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%	07/21/21	600	578,650
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	06/01/20	400	397,592
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	07/21/20	1,600	1,587,778
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20	800	793,200
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.250%	02/24/20	800	796,528
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.000%	09/08/20	1,200	1,183,848
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%	04/13/21	800	786,139
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125%	10/25/23	1,400	1,344,776
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.625%	04/20/22	2,000	1,988,421
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	10/02/23	566	592,319
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	606	612,666
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25	600	625,800
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%	09/22/24	515	547,702
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%	07/26/22	670	660,239
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%	06/22/26	200	188,138
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%	05/18/22	795	786,539
Province of Ontario (Canada), Sr. Unsec’d. Notes	4.400%	04/14/20	385	403,237
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%	04/12/27	1,975	1,958,654
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.375%	10/26/21	1,325	1,292,484
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	2.875%	03/04/23	1,785	1,754,694
Svensk Exportkredit AB (Sweden), Sr. Unsec’d. Notes, GMTN	1.750%	03/10/21	3,100	3,050,570
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500%	06/08/22	1,800	1,781,219
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	06/05/20	1,710	1,844,782
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50	680	754,800

TOTAL SOVEREIGN BONDS (cost $45,757,758)				46,243,203

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.9%
Federal Home Loan Banks(k)	5.500%	07/15/36	1,080	1,481,207
Federal Home Loan Mortgage Corp.	2.500%	03/01/30	681	680,288
Federal Home Loan Mortgage Corp.	3.000%	10/01/28	577	589,382
Federal Home Loan Mortgage Corp.	3.000%	06/01/29	1,368	1,394,942
Federal Home Loan Mortgage Corp.	3.000%	01/01/37	679	689,178
Federal Home Loan Mortgage Corp.	3.000%	01/01/43	1,292	1,299,042
Federal Home Loan Mortgage Corp.	3.000%	07/01/43	2,550	2,562,238
Federal Home Loan Mortgage Corp.	3.000%	06/01/45	1,214	1,218,309
Federal Home Loan Mortgage Corp.	3.000%	06/01/45	5,225	5,242,085
Federal Home Loan Mortgage Corp.	3.500%	TBA	21,000	21,565,475
Federal Home Loan Mortgage Corp.	3.500%	12/01/25	530	550,328
Federal Home Loan Mortgage Corp.	3.500%	08/01/26	995	1,033,431
Federal Home Loan Mortgage Corp.	3.500%	03/01/42	781	806,290
Federal Home Loan Mortgage Corp.	3.500%	06/01/42	473	488,265
Federal Home Loan Mortgage Corp.	4.000%	TBA	14,000	14,639,843
Federal Home Loan Mortgage Corp.	4.000%	06/01/26	856	896,903
Federal Home Loan Mortgage Corp.	4.000%	09/01/26	440	459,186
Federal Home Loan Mortgage Corp.	4.000%	10/01/39	1,055	1,106,950
Federal Home Loan Mortgage Corp.	4.000%	12/01/40	526	552,403
Federal Home Loan Mortgage Corp.	4.000%	10/01/41	587	618,059
Federal Home Loan Mortgage Corp.	4.000%	01/01/42	203	213,399
Federal Home Loan Mortgage Corp.	4.000%	10/01/45	913	955,234
Federal Home Loan Mortgage Corp.	4.500%	02/01/19	1	1,353

SEE NOTES TO FINANCIAL STATEMENTS.

A101

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	4.500%	07/01/19	69	$69,514
Federal Home Loan Mortgage Corp.	4.500%	07/01/20	53	53,955
Federal Home Loan Mortgage Corp.	4.500%	09/01/39	398	424,146
Federal Home Loan Mortgage Corp.	4.500%	10/01/39	2,281	2,433,317
Federal Home Loan Mortgage Corp.	4.500%	12/01/39	682	727,912
Federal Home Loan Mortgage Corp.	4.500%	07/01/41	298	317,262
Federal Home Loan Mortgage Corp.	4.500%	07/01/41	2,354	2,511,548
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	657	699,854
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	249	265,511
Federal Home Loan Mortgage Corp.	4.500%	08/01/41	144	153,310
Federal Home Loan Mortgage Corp.	4.500%	10/01/41	260	277,794
Federal Home Loan Mortgage Corp.	4.500%	10/01/46	471	500,749
Federal Home Loan Mortgage Corp.	5.000%	07/01/18	17	16,985
Federal Home Loan Mortgage Corp.	5.000%	12/01/18	12	12,156
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	31	32,082
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	62	63,367
Federal Home Loan Mortgage Corp.	5.000%	12/01/19	10	10,417
Federal Home Loan Mortgage Corp.	5.000%	05/01/34	32	34,624
Federal Home Loan Mortgage Corp.	5.000%	05/01/34	316	341,400
Federal Home Loan Mortgage Corp.	5.000%	08/01/35	33	36,332
Federal Home Loan Mortgage Corp.	5.000%	09/01/35	43	46,745
Federal Home Loan Mortgage Corp.	5.000%	10/01/36	51	54,880
Federal Home Loan Mortgage Corp.	5.000%	05/01/37	33	36,182
Federal Home Loan Mortgage Corp.	5.000%	07/01/37	666	724,999
Federal Home Loan Mortgage Corp.	5.000%	09/01/38	93	101,477
Federal Home Loan Mortgage Corp.	5.000%	09/01/38	78	84,439
Federal Home Loan Mortgage Corp.	5.000%	09/01/38	81	88,155
Federal Home Loan Mortgage Corp.	5.000%	02/01/39	31	33,572
Federal Home Loan Mortgage Corp.	5.000%	06/01/39	83	90,391
Federal Home Loan Mortgage Corp.	5.500%	02/01/34	37	40,041
Federal Home Loan Mortgage Corp.	5.500%	04/01/34	335	366,758
Federal Home Loan Mortgage Corp.	5.500%	06/01/34	205	226,928
Federal Home Loan Mortgage Corp.	5.500%	06/01/34	175	194,476
Federal Home Loan Mortgage Corp.	5.500%	05/01/37	72	79,542
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	568	627,507
Federal Home Loan Mortgage Corp.	5.500%	05/01/38	105	115,701
Federal Home Loan Mortgage Corp.	5.500%	07/01/38	502	554,055
Federal Home Loan Mortgage Corp.	6.000%	03/01/32	297	336,139
Federal Home Loan Mortgage Corp.	6.000%	12/01/33	82	91,408
Federal Home Loan Mortgage Corp.	6.000%	07/01/36	5	5,363
Federal Home Loan Mortgage Corp.	6.000%	12/01/36	12	13,811
Federal Home Loan Mortgage Corp.	6.000%	05/01/37	19	21,279
Federal Home Loan Mortgage Corp.	6.000%	12/01/37	46	51,254
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	9	10,099
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	396	443,755
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	21	23,037
Federal Home Loan Mortgage Corp.	6.000%	10/01/38	94	106,002
Federal Home Loan Mortgage Corp.	6.000%	08/01/39	55	62,302
Federal Home Loan Mortgage Corp.	6.750%	03/15/31	700	1,001,030
Federal Home Loan Mortgage Corp.	7.000%	01/01/31	30	33,107
Federal Home Loan Mortgage Corp.	7.000%	06/01/31	33	35,694
Federal Home Loan Mortgage Corp.	7.000%	09/01/31	5	5,354
Federal Home Loan Mortgage Corp.	7.000%	10/01/31	60	68,600
Federal Home Loan Mortgage Corp.	7.000%	10/01/32	32	34,239
Federal National Mortgage Assoc.	1.875%	09/24/26	225	212,093
Federal National Mortgage Assoc.	2.000%	08/01/31	1,769	1,723,838
Federal National Mortgage Assoc.	2.500%	01/01/28	1,575	1,581,949
Federal National Mortgage Assoc.	2.500%	10/01/43	1,198	1,161,515
Federal National Mortgage Assoc.	2.500%	12/01/46	2,123	2,049,878

SEE NOTES TO FINANCIAL STATEMENTS.

A102

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	TBA	6,000	$6,000,000
Federal National Mortgage Assoc.	3.000%	TBA	5,000	4,993,457
Federal National Mortgage Assoc.	3.000%	TBA	5,750	5,850,737
Federal National Mortgage Assoc.	3.000%	02/01/27	2,494	2,547,240
Federal National Mortgage Assoc.	3.000%	08/01/30	1,509	1,540,668
Federal National Mortgage Assoc.	3.000%	02/01/31	4,172	4,251,384
Federal National Mortgage Assoc.	3.000%	05/01/31	3,193	3,253,813
Federal National Mortgage Assoc.	3.000%	11/01/36	3,589	3,645,939
Federal National Mortgage Assoc.	3.000%	12/01/42	1,553	1,561,208
Federal National Mortgage Assoc.	3.000%	12/01/42	2,564	2,578,271
Federal National Mortgage Assoc.	3.000%	04/01/43	8,624	8,669,310
Federal National Mortgage Assoc.	3.000%	07/01/43	3,930	3,950,620
Federal National Mortgage Assoc.	3.000%	08/01/43	5,176	5,203,174
Federal National Mortgage Assoc.	3.500%	TBA	6,000	6,160,313
Federal National Mortgage Assoc.	3.500%	TBA	5,750	5,894,424
Federal National Mortgage Assoc.	3.500%	07/01/27	1,925	1,990,523
Federal National Mortgage Assoc.	3.500%	06/01/39	863	890,373
Federal National Mortgage Assoc.	3.500%	01/01/42	8,057	8,319,628
Federal National Mortgage Assoc.	3.500%	05/01/42	3,972	4,101,213
Federal National Mortgage Assoc.	3.500%	07/01/42	1,068	1,102,948
Federal National Mortgage Assoc.	3.500%	08/01/42	1,380	1,425,366
Federal National Mortgage Assoc.	3.500%	08/01/42	449	463,428
Federal National Mortgage Assoc.	3.500%	09/01/42	1,132	1,168,857
Federal National Mortgage Assoc.	3.500%	09/01/42	2,030	2,094,979
Federal National Mortgage Assoc.	3.500%	11/01/42	770	794,902
Federal National Mortgage Assoc.	3.500%	03/01/43	4,143	4,279,998
Federal National Mortgage Assoc.	3.500%	04/01/43	746	769,951
Federal National Mortgage Assoc.	3.500%	04/01/43	1,891	1,951,786
Federal National Mortgage Assoc.	3.500%	07/01/43	352	363,184
Federal National Mortgage Assoc.	3.500%	06/01/45	9,146	9,395,545
Federal National Mortgage Assoc.	4.000%	TBA	9,000	9,411,650
Federal National Mortgage Assoc.	4.000%	10/01/41	3,992	4,192,461
Federal National Mortgage Assoc.	4.000%	09/01/44	3,973	4,159,532
Federal National Mortgage Assoc.	4.500%	11/01/18	29	29,465
Federal National Mortgage Assoc.	4.500%	01/01/19	41	41,390
Federal National Mortgage Assoc.	4.500%	01/01/19	15	15,175
Federal National Mortgage Assoc.	4.500%	02/01/19	31	31,286
Federal National Mortgage Assoc.	4.500%	05/01/19	31	31,305
Federal National Mortgage Assoc.	4.500%	07/01/33	64	68,589
Federal National Mortgage Assoc.	4.500%	08/01/33	19	20,301
Federal National Mortgage Assoc.	4.500%	09/01/33	63	67,123
Federal National Mortgage Assoc.	4.500%	10/01/33	168	179,626
Federal National Mortgage Assoc.	4.500%	03/01/34	49	52,056
Federal National Mortgage Assoc.	4.500%	01/01/35	3	3,500
Federal National Mortgage Assoc.	4.500%	07/01/39	1,151	1,242,221
Federal National Mortgage Assoc.	4.500%	08/01/39	898	969,306
Federal National Mortgage Assoc.	4.500%	09/01/39	652	696,253
Federal National Mortgage Assoc.	4.500%	12/01/39	7	7,611
Federal National Mortgage Assoc.	4.500%	03/01/41	2,230	2,406,722
Federal National Mortgage Assoc.	4.500%	07/01/42	180	192,630
Federal National Mortgage Assoc.	5.000%	TBA	7,000	7,523,496
Federal National Mortgage Assoc.	5.000%	10/01/18	9	9,494
Federal National Mortgage Assoc.	5.000%	01/01/19	24	24,730
Federal National Mortgage Assoc.	5.000%	03/01/34	326	353,489
Federal National Mortgage Assoc.	5.000%	04/01/35	783	850,766
Federal National Mortgage Assoc.	5.000%	06/01/35	192	208,614
Federal National Mortgage Assoc.	5.000%	07/01/35	191	207,671
Federal National Mortgage Assoc.	5.000%	07/01/35	153	166,194
Federal National Mortgage Assoc.	5.000%	09/01/35	122	132,792

SEE NOTES TO FINANCIAL STATEMENTS.

A103

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	5.000%	11/01/35	129		$140,346
Federal National Mortgage Assoc.	5.000%	02/01/36	110		119,115
Federal National Mortgage Assoc.	5.500%	02/01/18	—	(r)	109
Federal National Mortgage Assoc.	5.500%	05/01/20	27		27,716
Federal National Mortgage Assoc.	5.500%	01/01/21	104		107,483
Federal National Mortgage Assoc.	5.500%	02/01/33	208		230,703
Federal National Mortgage Assoc.	5.500%	08/01/33	265		295,734
Federal National Mortgage Assoc.	5.500%	10/01/33	69		77,213
Federal National Mortgage Assoc.	5.500%	12/01/33	67		74,699
Federal National Mortgage Assoc.	5.500%	12/01/34	202		224,120
Federal National Mortgage Assoc.	5.500%	10/01/35	912		1,009,961
Federal National Mortgage Assoc.	5.500%	03/01/36	104		114,160
Federal National Mortgage Assoc.	5.500%	04/01/36	140		154,192
Federal National Mortgage Assoc.	5.500%	01/01/37	96		106,837
Federal National Mortgage Assoc.	5.500%	04/01/37	53		58,643
Federal National Mortgage Assoc.	5.500%	05/01/37	316		350,746
Federal National Mortgage Assoc.	5.500%	08/01/37	375		416,376
Federal National Mortgage Assoc.	6.000%	05/01/21	91		94,382
Federal National Mortgage Assoc.	6.000%	10/01/33	426		489,621
Federal National Mortgage Assoc.	6.000%	11/01/33	47		52,105
Federal National Mortgage Assoc.	6.000%	11/01/33	37		41,459
Federal National Mortgage Assoc.	6.000%	01/01/34	341		384,447
Federal National Mortgage Assoc.	6.000%	02/01/34	146		166,229
Federal National Mortgage Assoc.	6.000%	03/01/34	3		3,185
Federal National Mortgage Assoc.	6.000%	03/01/34	47		52,291
Federal National Mortgage Assoc.	6.000%	03/01/34	16		18,327
Federal National Mortgage Assoc.	6.000%	11/01/34	71		79,459
Federal National Mortgage Assoc.	6.000%	01/01/35	206		231,480
Federal National Mortgage Assoc.	6.000%	01/01/35	82		93,261
Federal National Mortgage Assoc.	6.000%	02/01/35	4		4,979
Federal National Mortgage Assoc.	6.000%	02/01/35	273		313,627
Federal National Mortgage Assoc.	6.000%	02/01/35	116		129,038
Federal National Mortgage Assoc.	6.000%	04/01/35	25		28,095
Federal National Mortgage Assoc.	6.000%	12/01/35	261		291,751
Federal National Mortgage Assoc.	6.000%	05/01/36	52		58,088
Federal National Mortgage Assoc.	6.000%	06/01/36	36		40,479
Federal National Mortgage Assoc.	6.000%	02/01/37	104		118,221
Federal National Mortgage Assoc.	6.000%	06/01/37	42		47,128
Federal National Mortgage Assoc.	6.000%	05/01/38	276		311,663
Federal National Mortgage Assoc.(k)	6.250%	05/15/29	1,935		2,586,915
Federal National Mortgage Assoc.	6.500%	09/01/32	50		55,096
Federal National Mortgage Assoc.	6.500%	09/01/32	15		16,119
Federal National Mortgage Assoc.	6.500%	09/01/32	10		10,898
Federal National Mortgage Assoc.	6.500%	09/01/32	50		54,895
Federal National Mortgage Assoc.	6.500%	09/01/32	7		8,099
Federal National Mortgage Assoc.	6.500%	10/01/32	51		57,068
Federal National Mortgage Assoc.	6.500%	04/01/33	87		98,348
Federal National Mortgage Assoc.	6.500%	11/01/33	23		25,794
Federal National Mortgage Assoc.	6.500%	01/01/34	60		66,929
Federal National Mortgage Assoc.	6.500%	09/01/34	71		78,633
Federal National Mortgage Assoc.	6.500%	10/01/34	141		155,771
Federal National Mortgage Assoc.	6.500%	09/01/36	206		234,873
Federal National Mortgage Assoc.	6.500%	10/01/36	49		55,194
Federal National Mortgage Assoc.	6.500%	11/01/36	41		45,074
Federal National Mortgage Assoc.	6.500%	01/01/37	42		46,227
Federal National Mortgage Assoc.	6.500%	01/01/37	117		129,225
Federal National Mortgage Assoc.	6.500%	09/01/37	24		26,485
Federal National Mortgage Assoc.(k)	6.625%	11/15/30	1,185		1,666,473
Federal National Mortgage Assoc.	7.000%	02/01/32	39		43,346

SEE NOTES TO FINANCIAL STATEMENTS.

A104

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	7.000%	03/01/32	2	$1,948
Federal National Mortgage Assoc.	7.000%	05/01/32	19	21,634
Federal National Mortgage Assoc.	7.000%	06/01/32	16	17,785
Federal National Mortgage Assoc.	7.000%	07/01/32	62	69,051
Federal National Mortgage Assoc.(k)	7.125%	01/15/30	4,210	6,064,732
Federal National Mortgage Assoc.	7.500%	05/01/32	17	17,436
Government National Mortgage Assoc.	2.500%	12/20/46	1,196	1,168,806
Government National Mortgage Assoc.	3.000%	TBA	4,000	4,036,250
Government National Mortgage Assoc.	3.000%	03/15/45	1,622	1,635,922
Government National Mortgage Assoc.	3.000%	03/20/46	11,854	11,972,923
Government National Mortgage Assoc.	3.000%	02/20/47	6,587	6,652,797
Government National Mortgage Assoc.	3.500%	TBA	5,750	5,944,062
Government National Mortgage Assoc.	3.500%	12/20/42	2,592	2,693,717
Government National Mortgage Assoc.	3.500%	05/20/43	534	555,300
Government National Mortgage Assoc.	3.500%	03/20/45	2,494	2,582,291
Government National Mortgage Assoc.	3.500%	04/20/45	3,525	3,648,744
Government National Mortgage Assoc.	3.500%	07/20/46	16,183	16,746,221
Government National Mortgage Assoc.	4.000%	TBA	12,000	12,509,063
Government National Mortgage Assoc.	4.000%	06/15/40	245	256,722
Government National Mortgage Assoc.	4.000%	05/20/41	426	448,323
Government National Mortgage Assoc.	4.000%	12/20/42	873	917,927
Government National Mortgage Assoc.	4.000%	08/20/44	435	456,601
Government National Mortgage Assoc.	4.000%	11/20/45	2,530	2,651,227
Government National Mortgage Assoc.	4.000%	12/20/45	2,661	2,793,714
Government National Mortgage Assoc.	4.000%	11/20/46	648	676,225
Government National Mortgage Assoc.	4.500%	04/15/40	1,101	1,165,942
Government National Mortgage Assoc.	4.500%	01/20/41	1,862	1,975,510
Government National Mortgage Assoc.	4.500%	02/20/41	1,194	1,266,111
Government National Mortgage Assoc.	4.500%	06/20/44	1,315	1,389,992
Government National Mortgage Assoc.	4.500%	09/20/46	847	891,534
Government National Mortgage Assoc.	4.500%	11/20/46	1,684	1,769,219
Government National Mortgage Assoc.	4.500%	03/20/47	1,853	1,946,998
Government National Mortgage Assoc.	5.000%	10/20/37	184	199,486
Government National Mortgage Assoc.	5.000%	04/20/45	1,193	1,278,463
Government National Mortgage Assoc.	5.500%	11/15/32	102	112,971
Government National Mortgage Assoc.	5.500%	02/15/33	81	89,594
Government National Mortgage Assoc.	5.500%	08/15/33	155	171,790
Government National Mortgage Assoc.	5.500%	08/15/33	174	191,182
Government National Mortgage Assoc.	5.500%	09/15/33	96	107,147
Government National Mortgage Assoc.	5.500%	09/15/33	81	89,101
Government National Mortgage Assoc.	5.500%	10/15/33	106	118,675
Government National Mortgage Assoc.	5.500%	12/15/33	23	25,118
Government National Mortgage Assoc.	5.500%	02/15/34	46	50,442
Government National Mortgage Assoc.	5.500%	04/15/34	434	484,370
Government National Mortgage Assoc.	5.500%	07/15/35	89	99,338
Government National Mortgage Assoc.	5.500%	02/15/36	141	157,510
Government National Mortgage Assoc.	6.000%	02/15/33	3	3,764
Government National Mortgage Assoc.	6.000%	04/15/33	20	22,244
Government National Mortgage Assoc.	6.000%	09/15/33	28	31,148
Government National Mortgage Assoc.	6.000%	12/15/33	48	54,080
Government National Mortgage Assoc.	6.000%	12/15/33	133	148,676
Government National Mortgage Assoc.	6.000%	01/15/34	39	44,565
Government National Mortgage Assoc.	6.000%	01/15/34	25	28,071
Government National Mortgage Assoc.	6.000%	06/20/34	98	110,944
Government National Mortgage Assoc.	6.000%	07/15/34	210	236,748
Government National Mortgage Assoc.	6.000%	10/15/34	210	236,833
Government National Mortgage Assoc.	6.500%	10/15/23	1	1,373
Government National Mortgage Assoc.	6.500%	12/15/23	6	6,266
Government National Mortgage Assoc.	6.500%	01/15/24	21	23,387

SEE NOTES TO FINANCIAL STATEMENTS.

A105

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Government National Mortgage Assoc.	6.500%	01/15/24	72		$80,269
Government National Mortgage Assoc.	6.500%	01/15/24	6		6,112
Government National Mortgage Assoc.	6.500%	01/15/24	26		28,487
Government National Mortgage Assoc.	6.500%	01/15/24	2		2,178
Government National Mortgage Assoc.	6.500%	01/15/24	3		3,011
Government National Mortgage Assoc.	6.500%	01/15/24	2		2,424
Government National Mortgage Assoc.	6.500%	02/15/24	10		11,385
Government National Mortgage Assoc.	6.500%	02/15/24	23		25,357
Government National Mortgage Assoc.	6.500%	02/15/24	6		6,402
Government National Mortgage Assoc.	6.500%	02/15/24	21		23,842
Government National Mortgage Assoc.	6.500%	02/15/24	36		39,535
Government National Mortgage Assoc.	6.500%	02/15/24	20		22,351
Government National Mortgage Assoc.	6.500%	02/15/24	5		5,308
Government National Mortgage Assoc.	6.500%	02/15/24	5		5,111
Government National Mortgage Assoc.	6.500%	02/15/24	1		824
Government National Mortgage Assoc.	6.500%	02/15/24	—	(r)	487
Government National Mortgage Assoc.	6.500%	03/15/24	10		11,148
Government National Mortgage Assoc.	6.500%	04/15/24	6		6,569
Government National Mortgage Assoc.	6.500%	04/15/24	17		19,281
Government National Mortgage Assoc.	6.500%	04/15/24	3		3,247
Government National Mortgage Assoc.	6.500%	04/15/24	3		2,891
Government National Mortgage Assoc.	6.500%	04/15/24	3		2,784
Government National Mortgage Assoc.	6.500%	04/15/24	6		6,145
Government National Mortgage Assoc.	6.500%	04/15/24	6		6,123
Government National Mortgage Assoc.	6.500%	04/15/24	1		1,247
Government National Mortgage Assoc.	6.500%	05/15/24	18		20,520
Government National Mortgage Assoc.	6.500%	05/15/24	18		19,596
Government National Mortgage Assoc.	6.500%	05/15/24	—	(r)	217
Government National Mortgage Assoc.	6.500%	10/15/24	27		30,052
Government National Mortgage Assoc.	6.500%	12/15/30	12		12,832
Government National Mortgage Assoc.	6.500%	01/15/32	24		27,010
Government National Mortgage Assoc.	6.500%	02/15/32	25		27,351
Government National Mortgage Assoc.	6.500%	07/15/32	53		58,422
Government National Mortgage Assoc.	6.500%	08/15/32	9		9,600
Government National Mortgage Assoc.	6.500%	08/15/32	10		10,779
Government National Mortgage Assoc.	6.500%	08/15/32	30		33,299
Government National Mortgage Assoc.	6.500%	08/15/32	254		295,971
Government National Mortgage Assoc.	6.500%	06/15/35	48		55,188
Government National Mortgage Assoc.	6.500%	06/15/35	6		6,153
Government National Mortgage Assoc.	6.500%	07/15/35	7		8,195
Government National Mortgage Assoc.	8.000%	01/15/24	10		9,985
Government National Mortgage Assoc.	8.000%	04/15/25	9		9,493
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%	02/01/27	410		417,805
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%	05/01/30	705		1,016,456

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $331,768,849)					332,550,691

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bonds	2.500%	02/15/45	110		104,865
U.S. Treasury Bonds	2.750%	08/15/47	12		12,015
U.S. Treasury Bonds	3.000%	02/15/47	935		983,320
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/22	3,139		3,117,090
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%	01/15/26	23,483		26,413,672
U.S. Treasury Notes	1.875%	12/31/19	1,725		1,724,461
U.S. Treasury Notes	1.875%	04/30/22	9,229		9,118,685
U.S. Treasury Notes	1.875%	09/30/22	5		4,928
U.S. Treasury Notes(a)	2.000%	11/30/22	420		416,177
U.S. Treasury Notes	2.125%	12/31/22	550		547,723
U.S. Treasury Notes(k)	2.125%	11/30/24	8,525		8,413,109

SEE NOTES TO FINANCIAL STATEMENTS.

A106

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	2.125%		05/15/25	8,675	$8,542,503
U.S. Treasury Notes	2.375%		08/15/24	695	697,226
U.S. Treasury Strips Coupon	2.184%	(s)	02/15/28	5,465	4,233,573
U.S. Treasury Strips Coupon(k)	2.241%	(s)	05/15/28	2,735	2,106,508
U.S. Treasury Strips Coupon	2.280%	(s)	02/15/29	2,735	2,057,646
U.S. Treasury Strips Coupon	2.384%	(s)	05/15/29	5,640	4,217,655
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	1,400	1,039,632
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	1,400	988,371
U.S. Treasury Strips Coupon	3.042%	(s)	11/15/35	2,800	1,732,838
U.S. Treasury Strips Coupon	3.202%	(s)	08/15/40	2,800	1,497,399

TOTAL U.S. TREASURY OBLIGATIONS (cost $78,004,112)					77,969,396

TOTAL LONG-TERM INVESTMENTS (cost $3,307,826,575)					4,027,612,277

				Shares
SHORT-TERM INVESTMENTS — 9.1%
AFFILIATED MUTUAL FUNDS — 9.1%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund(w)				14,360,134	133,262,040
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				173,027,546	173,027,546
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $78,209,771; includes $78,096,596 of cash collateral for securities on loan)(b)(w)				78,205,811	78,205,811

TOTAL AFFILIATED MUTUAL FUNDS (cost $392,026,363)					384,495,397

				Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bills (cost $149,594)(k)	1.365%	(n)	03/15/18	150	149,611

TOTAL SHORT-TERM INVESTMENTS (cost $392,175,957)					384,645,008

TOTAL INVESTMENTS — 104.3% (cost $3,700,002,532)					4,412,257,285

LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (4.3)%					(182,556,340)

NET ASSETS —100.0%					$4,229,700,945

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $8,199,144 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $75,977,812; cash collateral of $78,096,596 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,104,134. The value of $2,108,647 is 0.0% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate quoted represents yield to maturity as of purchase date.

(p)	Interest rate not available as of December 31, 2017.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,330	2 Year U.S. Treasury Notes	Mar. 2018	$285,288,310	$284,765,469	$(522,841)
1,705	5 Year U.S. Treasury Notes	Mar. 2018	198,940,916	198,059,727	(881,189)
129	10 Year U.S. Ultra Treasury Notes	Mar. 2018	17,286,203	17,229,563	(56,640)
379	10 Year U.S. Treasury Notes	Mar. 2018	47,075,866	47,013,766	(62,100)
859	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	143,276,557	144,016,719	740,162
10	Mini MSCI EAFE Index	Mar. 2018	1,010,708	1,022,750	12,042

					(770,566)

Short Positions:
330	90 day Euro Dollar	Mar. 2018	80,894,692	80,730,375	164,317
879	20 Year U.S. Treasury Bonds	Mar. 2018	134,276,371	134,487,000	(210,629)

					(46,312)

					$(816,878)

Securities with a combined market value of $3,875,569 and $149,611 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Euro, Expiring 01/26/18	Citigroup Global Markets	EUR	3,746	$4,445,844	$4,501,850	$(56,006)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Forward Foreign Currency	$—	$(56,006)	$(56,006)

Inflation swap agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
1,720	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$40	$(16,194)	$(16,234)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR 3,905	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	$19,571	$12,419	$(7,152)
65,090	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	(23,719)	200,077	223,796
14,410	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(7,439)	40,333	47,772
23,180	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	6,555	40,015	33,460
28,615	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(3,544)	28,027	31,571
5,860	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(95,090)	(95,090)
2,730	05/31/23	1.203%(S)	3 Month LIBOR(1)(Q)	165	147,094	146,929
2,470	05/31/23	1.399%(S)	3 Month LIBOR(1)(Q)	(44,913)	107,900	152,813
10,615	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	503,843	411,052	(92,791)
6,926	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	132	15,105	14,973
4,500	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	11,293	14,284	2,991
9,164	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(9,365)	8,942	18,307
545	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(4,994)	(3)	4,991
4,980	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(9,862)	(5,073)	4,789
610	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	5,496	5,496
3,110	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	24,613	24,613
27,940	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	98,961	212,242	113,281
12,445	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	44,329	92,904	48,575
9,705	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	10,878	(1,010)	(11,888)
7,420	09/04/25	2.214%(S)	3 Month LIBOR(1)(Q)	203	14,246	14,043
28,775	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	292	64,167	63,875
330	05/15/26	1.652%(S)	3 Month LIBOR(1)(Q)	12	17,508	17,496
8,033	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	90,939	134,611	43,672
1,575	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,997	16,153	14,156
1,325	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	6,042	6,042
4,595	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(2,908)	(19,947)	(17,039)
1,580	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	30,618	30,618
655	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	4,586	4,586
7,700	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(51,426)	(176,985)	(125,559)
290	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(5,977)	(5,977)

				$631,000	$1,344,349	$713,349

Securities with a combined market value of $5,145,166 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,641,794,612	$46,153,560	$—
Unaffiliated Exchange Traded Fund	463,484	—	—
Preferred Stocks	604,560	525,038	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities
Automobiles	$—	$63,068,578	$—
Collateralized Loan Obligations	—	59,345,549	—
Consumer Loans	—	13,468,752	—
Credit Cards	—	21,326,408	—
Equipment	—	7,945,892	—
Home Equity Loans	—	3,826,797	—
Other	—	1,356,542	—
Residential Mortgage-Backed Securities	—	29,825,145	2,152,932
Student Loans	—	6,009,393	—
Bank Loan	—	479,092	—
Commercial Mortgage-Backed Securities	—	209,362,045	—
Corporate Bonds	—	384,145,356	—
Municipal Bonds	—	21,570,135	—
Residential Mortgage-Backed Securities	—	51,378,905	6,046,212
Sovereign Bonds	—	46,243,203	—
U.S. Government Agency Obligations	—	332,550,691	—
U.S. Treasury Obligations	—	78,119,007	—
Affiliated Mutual Funds	384,495,397	—	—
Other Financial Instruments*
Futures Contracts	(816,878)	—	—
OTC Forward Foreign Currency Exchange Contract	—	(56,006)	—
Centrally Cleared Inflation Swap Agreement	—	(16,234)	—
Centrally Cleared Interest Rate Swap Agreements	—	713,349	—

Total	$3,026,541,175	$1,377,341,197	$8,199,144

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (including 1.8% of collateral for securities on loan)	9.1%
U.S. Government Agency Obligations	7.9
Banks	6.8
Commercial Mortgage-Backed Securities	5.0
Software	4.0
Oil, Gas & Consumable Fuels	3.8
Internet Software & Services	3.5
Semiconductors & Semiconductor Equipment	2.9
Technology Hardware, Storage & Peripherals	2.9
Pharmaceuticals	2.7
Automobiles	2.3
Biotechnology	2.3
Health Care Equipment & Supplies	2.1
IT Services	2.1
Residential Mortgage-Backed Securities	2.1
Capital Markets	2.0
Health Care Providers & Services	1.9
Chemicals	1.8
U.S. Treasury Obligations	1.8
Insurance	1.8
Beverages	1.7
Food & Staples Retailing	1.7
Aerospace & Defense	1.6

Hotels, Restaurants & Leisure	1.6%
Media	1.5
Machinery	1.5
Collateralized Loan Obligations	1.4
Industrial Conglomerates	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Internet & Direct Marketing Retail	1.3
Sovereign Bonds	1.1
Road & Rail	1.1
Electric Utilities	1.0
Specialty Retail	1.0
Diversified Telecommunication Services	0.9
Diversified Financial Services	0.8
Electric	0.8
Metals & Mining	0.8
Tobacco	0.7
Food Products	0.7
Consumer Finance	0.7
Oil & Gas	0.6
Textiles, Apparel & Luxury Goods	0.6
Household Products	0.6
Municipal Bonds	0.5
Credit Cards	0.5
Electrical Equipment	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A110

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Industry Classification (cont.)
Independent Power & Renewable Electricity Producers	0.5%
Real Estate Management & Development	0.4
Auto Manufacturers	0.4
Consumer Loans	0.3
Healthcare-Services	0.3
Distributors	0.3
Computers	0.3
Telecommunications	0.3
Auto Components	0.2
Multi-Utilities	0.2
Communications Equipment	0.2
Life Sciences Tools & Services	0.2
Agriculture	0.2
Healthcare-Products	0.2
Airlines	0.2
Equipment	0.2
Pipelines	0.2
Retail	0.2
Construction & Engineering	0.2
Trading Companies & Distributors	0.2
Building Products	0.2
Energy Equipment & Services	0.2
Multi-National	0.2
Student Loans	0.2
Home Equity Loans	0.1
Gas Utilities	0.1
Oil & Gas Services	0.1
Mining	0.1
Lodging	0.1
Thrifts & Mortgage Finance	0.1
Household Durables	0.1
Semiconductors	0.1

Gas	0.1%
Foods	0.1
Commercial Services	0.1
Professional Services	0.1
Auto Parts & Equipment	0.1
Forest Products & Paper	0.1
Building Materials	0.1
Containers & Packaging	0.1
Transportation	0.1
Housewares	0.0	*
Packaging & Containers	0.0	*
Miscellaneous Manufacturing	0.0	*
Electronic Equipment, Instruments & Components	0.0	*
Savings & Loans	0.0	*
Machinery-Diversified	0.0	*
Other	0.0	*
Multiline Retail	0.0	*
Health Care Technology	0.0	*
Air Freight & Logistics	0.0	*
Personal Products	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Wireless Telecommunication Services	0.0	*
Technology	0.0	*
Unaffiliated Exchange Traded Funds	0.0	*
Commercial Services & Supplies	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*
Marine	0.0	*

	104.3
Liabilities in excess of other assets	(4.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$12,042	*	—	$—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	56,006
Interest rate contracts	Due from/to broker — variation margin futures	904,479	*	Due from/to broker — variation margin futures	1,733,399	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,068,845	*	Due from/to broker — variation margin swaps	371,730	*

Total		$1,985,366			$2,161,135

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$56,335	$8,000	$—	$—	$—	$(268,099)
Equity contracts	2,193	—	—	213,073	—	—	—
Foreign exchange contracts	—	—	—	—	6,330	—	—
Interest rate contracts	—	(1,524,797)	805,948	5,055,880	—	32,034	2,218,850

Total	$2,193	$(1,468,462)	$813,948	$5,268,953	$6,330	$32,034	$1,950,751

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$(108,099)
Equity contracts	18,067	—	—
Foreign exchange contracts	—	(56,006)	—
Interest rate contracts	(116,451)	—	(2,349,616)

Total	$(98,384)	$(56,006)	$(2,457,715)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$232,531	$3,753,000	$489,525,985	$100,520,664

Forward Foreign Currency Exchange Contracts— Sold(3)	Credit Default Swap Agreements— Buy Protection(4)	Inflation Swap Agreements(4)	Interest Rate Swap Agreements(4)
$1,770,082	$20,600,000	$344,000	$423,585,139

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$75,977,812	$(75,977,812)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A112

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$—	$(56,006)	$(56,006)	$—	$(56,006)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $75,977,812:
Unaffiliated investments (cost $3,307,976,169)	$4,027,761,888
Affiliated investments (cost $392,026,363)	384,495,397
Cash	48,017
Foreign currency, at value (cost $89,847)	90,947
Receivable for investments sold	26,612,601
Dividends and interest receivable	9,849,352
Tax reclaim receivable	606,639
Due from broker—variation margin futures	472,183
Receivable for Series shares sold	11,755
Receivable from affiliate	4,024
Prepaid expenses	28,298

Total Assets	4,449,981,101

LIABILITIES
Payable for investments purchased	137,696,824
Payable to broker for collateral for securities on loan	78,096,596
Management fee payable	2,151,382
Payable for Series shares repurchased	1,706,183
Accrued expenses and other liabilities	377,296
Due to broker—variation margin swaps	194,889
Unrealized depreciation on OTC forward foreign currency exchange contracts	56,006
Affiliated transfer agent fee payable	980

Total Liabilities	220,280,156

NET ASSETS	$4,229,700,945

Net assets were comprised of:
Paid-in capital	$1,823,657,282
Retained earnings	2,406,043,663

Net assets, December 31, 2017	$4,229,700,945

Net asset value and redemption price per share $4,229,700,945 / 141,576,806 outstanding shares of beneficial interest	$29.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $137,780, of which $25,175 is reimbursable by an affiliate)	$48,132,341
Interest income (net of foreign withholding taxes of $2,004)	36,971,362
Affiliated dividend income	5,549,192
Income from securities lending, net (including affiliated income of $130,959)	144,971

Total income	90,797,866

EXPENSES
Management fee	24,259,373
Custodian and accounting fees	425,680
Shareholders’ reports	302,022
Audit fee	49,586
Trustees’ fees	49,497
Legal fees and expenses	25,725
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,012
Miscellaneous	110,970

Total expenses	25,233,865

NET INVESTMENT INCOME (LOSS)	65,564,001

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,251)	290,004,833
Futures transactions	5,268,953
Options written transactions	813,948
Forward rate agreement transactions	32,034
Swap agreement transactions	1,950,751
Forward currency contract transactions	6,330
Foreign currency transactions	(428,741)

297,648,108

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $126,232)	203,853,884
Futures	(98,384)
Swap agreements	(2,457,715)
Forward currency contracts	(56,006)
Foreign currencies	81,168

201,322,947

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	498,971,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$564,535,056

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$65,564,001	$67,711,730
Net realized gain (loss) on investment and foreign currency transactions	297,648,108	129,427,295
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	201,322,947	111,497,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	564,535,056	308,636,535

SERIES SHARE TRANSACTIONS
Series shares sold [218,250 and 950,649 shares, respectively]	6,080,347	23,434,776
Series shares repurchased [8,310,120 and 8,662,738 shares, respectively]	(230,747,682)	(214,255,950)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(224,667,335)	(190,821,174)

CAPITAL CONTRIBUTIONS	—	3,201,924

TOTAL INCREASE (DECREASE)	339,867,721	121,017,285
NET ASSETS:
Beginning of year	3,889,833,224	3,768,815,939

End of year	$4,229,700,945	$3,889,833,224

SEE NOTES TO FINANCIAL STATEMENTS.

A114

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 97.2%	Shares	Value
Australia — 2.5%
AGL Energy Ltd.	66,200	$1,254,493
Asaleo Care Ltd.	733,400	855,165
Ausdrill Ltd.	123,200	252,562
Bendigo & Adelaide Bank Ltd.	158,500	1,438,308
BHP Billiton PLC	235,979	4,771,567
Caltex Australia Ltd.	26,000	688,772
CSL Ltd.	41,500	4,560,590
CSR Ltd.	334,900	1,238,163
Downer EDI Ltd.	131,300	706,354
Fortescue Metals Group Ltd.	129,900	491,589
Harvey Norman Holdings Ltd.(a)	168,800	547,400
LendLease Group	124,300	1,580,265
Macquarie Group Ltd.	47,761	3,694,069
Metcash Ltd.	412,500	1,000,109
Mineral Resources Ltd.	64,000	1,050,235
Myer Holdings Ltd.	567,600	291,758
National Australia Bank Ltd.	33,588	771,354
Qantas Airways Ltd.	387,619	1,519,874
Wesfarmers Ltd.	32,100	1,109,951

		27,822,578

Austria — 0.3%
OMV AG	28,000	1,771,667
voestalpine AG	28,800	1,719,442

		3,491,109

Belgium — 0.4%
AGFA-Gevaert NV*	86,100	401,169
Bekaert SA	13,500	588,714
KBC Group NV	45,774	3,900,548

		4,890,431

Bermuda — 0.2%
XL Group Ltd.	69,602	2,447,206

Canada — 2.8%
Brookfield Asset Management, Inc. (Class A Stock)(a)	104,693	4,558,333
Canadian National Railway Co.	63,812	5,261,825
Canadian Natural Resources Ltd.	63,950	2,284,294
Canadian Pacific Railway Ltd.	11,459	2,094,247
Constellation Software, Inc.	6,367	3,859,810
Magna International, Inc.	66,400	3,762,888
Suncor Energy, Inc.	98,074	3,600,728
Toronto-Dominion Bank (The)	68,907	4,037,391
TransCanada Corp.	58,052	2,823,649

		32,283,165

China — 2.7%
Alibaba Group Holding Ltd., ADR*(a)	77,025	13,281,421
Brilliance China Automotive Holdings Ltd.	958,000	2,545,792
China Merchants Bank Co. Ltd. (Class H Stock)	1,027,500	4,067,937
China Resources Cement Holdings Ltd.	886,000	581,373
NetEase, Inc., ADR	9,706	3,349,249
Tencent Holdings Ltd.	123,000	6,366,229

		30,192,001

COMMON STOCKS (continued)	Shares	Value
Denmark — 0.9%
Danske Bank A/S	61,200	$2,382,026
Dfds A/S	11,300	603,510
Novo Nordisk A/S (Class B Stock)	100,352	5,392,464
Orsted A/S, 144A	37,792	2,059,997

		10,437,997

Finland — 0.5%
Sampo OYJ (Class A Stock)	61,387	3,369,042
UPM-Kymmene OYJ	57,300	1,778,864

		5,147,906

France — 5.2%
Arkema SA	31,475	3,832,220
Atos SE	9,100	1,323,048
AXA SA	46,300	1,372,015
BNP Paribas SA	81,459	6,059,605
Carrefour SA	34,100	735,208
Cie Generale des Etablissements Michelin	31,370	4,487,631
CNP Assurances	46,700	1,077,243
Credit Agricole SA	78,500	1,296,192
Electricite de France SA	61,800	771,974
Engie SA	50,000	859,573
LVMH Moet Hennessy Louis Vuitton SE	19,694	5,780,278
Orange SA	79,700	1,381,263
Renault SA	12,300	1,234,647
Safran SA	33,831	3,489,509
Sanofi	34,000	2,927,119
SCOR SE	22,000	884,255
Societe Generale SA	28,600	1,474,484
TOTAL SA	111,213	6,138,933
TOTAL SA, ADR(a)	134,750	7,448,980
Valeo SA	79,409	5,915,227

		58,489,404

Germany — 2.7%
Allianz SE	9,800	2,242,703
Aurubis AG	10,800	1,002,493
BASF SE	16,400	1,797,951
Bayer AG	14,100	1,752,106
Bayerische Motoren Werke AG	12,200	1,264,919
CECONOMY AG	46,000	694,260
Daimler AG	27,600	2,333,863
Deutsche Lufthansa AG	54,200	1,990,420
Deutsche Post AG	34,500	1,639,903
Evonik Industries AG	36,500	1,370,905
Hannover Rueck SE	4,500	564,586
Infineon Technologies AG	181,755	4,949,940
METRO AG*	46,000	916,258
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,300	1,144,531
Rational AG	3,432	2,207,859
Rheinmetall AG	13,300	1,681,960
Uniper SE	38,700	1,205,660
Volkswagen AG	7,400	1,493,383

		30,253,700

SEE NOTES TO FINANCIAL STATEMENTS.

A115

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Hong Kong — 1.5%
AIA Group Ltd.	764,200	$6,500,016
Galaxy Entertainment Group Ltd.	366,000	2,922,068
Kingboard Chemical Holdings Ltd.	216,000	1,165,133
Lee & Man Paper Manufacturing Ltd.	1,244,000	1,464,754
PAX Global Technology Ltd.	933,000	418,112
Singamas Container Holdings Ltd.	1,038,000	212,037
Skyworth Digital Holdings Ltd.	1,072,000	460,167
WH Group Ltd., 144A	1,914,500	2,157,704
Wheelock & Co. Ltd.	97,000	691,439
Yue Yuen Industrial Holdings Ltd.	220,500	865,761

		16,857,191

India — 0.3%
HDFC Bank Ltd., ADR	29,817	3,031,494

Ireland — 0.5%
Kingspan Group PLC	96,266	4,218,172
Smurfit Kappa Group PLC	35,200	1,193,919

		5,412,091

Israel — 0.1%
Bank Hapoalim BM	125,500	921,643
Teva Pharmaceutical Industries Ltd.	16,300	308,272

		1,229,915

Italy — 0.5%
A2A SpA	782,400	1,447,657
Astaldi SpA(a)	62,200	158,332
Enel SpA	470,000	2,890,150
Leonardo SpA	45,200	537,119
Mediobanca SpA	87,600	992,570

		6,025,828

Japan — 8.3%
Aisan Industry Co. Ltd.	68,400	800,696
Aoyama Trading Co. Ltd.	9,900	369,954
Astellas Pharma, Inc.	75,600	960,368
cocokara fine, Inc.	15,800	1,017,882
Concordia Financial Group Ltd.	121,000	727,751
Daikin Industries Ltd.	42,700	5,045,559
Dowa Holdings Co. Ltd.	21,700	881,293
Enplas Corp.	11,200	463,828
FANUC Corp.	18,700	4,486,063
Fujikura Ltd.	200,200	1,760,905
Fujitec Co. Ltd.	50,400	726,925
Hazama Ando Corp.	85,900	671,335
Heiwa Corp.	34,800	652,879
Isuzu Motors Ltd.	78,200	1,305,727
ITOCHU Corp.	37,100	691,600
Japan Airlines Co. Ltd.	28,000	1,093,956
Japan Aviation Electronics Industry Ltd.	46,000	775,567
Kaneka Corp.	74,000	674,477
KDDI Corp.	107,600	2,672,734
Keihin Corp.	54,300	1,102,811
Keiyo Bank Ltd. (The)	153,000	699,021
Keyence Corp.	10,100	5,642,177
Komatsu Ltd.	107,600	3,888,634

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Komori Corp.	13,100	$183,827
Konica Minolta, Inc.	129,600	1,243,502
Kureha Corp.	25,500	1,848,986
KYORIN Holdings, Inc.	25,800	481,457
Kyowa Exeo Corp.	66,900	1,729,543
Lintec Corp.	30,000	835,455
Marubeni Corp.	109,700	793,097
Matsumotokiyoshi Holdings Co. Ltd.	23,600	969,513
Mazda Motor Corp.	56,700	757,702
Mitsubishi Gas Chemical Co., Inc.	46,900	1,342,981
Mitsubishi UFJ Financial Group, Inc.	746,500	5,433,001
Mitsui Chemicals, Inc.	31,500	1,010,125
Mitsui Sugar Co. Ltd.	25,400	1,070,951
Mixi, Inc.	17,800	797,226
Mizuho Financial Group, Inc.	597,700	1,080,695
NEC Corp.	21,300	573,764
Nippon Prologis REIT, Inc.*	1,053	2,224,952
Nippon Telegraph & Telephone Corp.	69,300	3,258,078
Nishi-Nippon Financial Holdings, Inc.	48,600	579,914
Nissan Motor Co. Ltd.	161,600	1,608,904
Nisshinbo Holdings, Inc.	81,000	1,096,910
Nitori Holdings Co. Ltd.	22,100	3,145,372
NTT DOCOMO, Inc.	39,300	929,209
ORIX Corp.	247,800	4,178,126
Park24 Co. Ltd.	29,700	711,000
Resona Holdings, Inc.	355,300	2,117,151
Sankyu, Inc.	22,400	964,221
Sawai Pharmaceutical Co. Ltd.	9,200	410,592
Seino Holdings Co. Ltd.	52,600	834,473
Shimachu Co. Ltd.	30,700	881,186
SKY Perfect JSAT Holdings, Inc.	151,000	691,096
Sumitomo Heavy Industries Ltd.	16,800	707,879
Sumitomo Mitsui Financial Group, Inc.	33,900	1,461,243
Sumitomo Osaka Cement Co. Ltd.	184,500	888,571
Suzuki Motor Corp.	40,300	2,332,711
Toagosei Co. Ltd.	73,500	933,009
Toho Holdings Co. Ltd.	36,900	831,809
Towa Pharmaceutical Co. Ltd.	9,400	512,004
Toyo Tire & Rubber Co. Ltd.	35,200	723,370
Toyoda Gosei Co. Ltd.	33,200	842,344
Toyota Motor Corp.	15,730	1,002,473
Tsubakimoto Chain Co.	85,000	685,819
Ube Industries Ltd.	30,100	881,735
Yokohama Rubber Co. Ltd. (The)	45,000	1,099,184

		93,797,302

Liechtenstein — 0.0%
VP Bank AG	1,765	240,964

Luxembourg — 0.1%
Tenaris SA	106,227	1,686,028

SEE NOTES TO FINANCIAL STATEMENTS.

A116

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Netherlands — 2.0%
ABN AMRO Group NV, 144A, CVA	45,300	$1,460,508
Aegon NV	95,000	603,625
ING Groep NV	75,400	1,384,094
Koninklijke Ahold Delhaize NV	41,800	918,886
Koninklijke Philips NV	103,063	3,891,512
NN Group NV	38,700	1,673,908
NXP Semiconductors NV*	47,810	5,598,073
Philips Lighting NV, 144A	22,300	817,891
Royal Dutch Shell PLC (Class A Stock)	135,541	4,516,898
Royal Dutch Shell PLC (Class B Stock)	36,900	1,242,569

		22,107,964

New Zealand — 0.2%
Air New Zealand Ltd.	606,600	1,369,673
Fletcher Building Ltd.	88,500	476,676

		1,846,349

Norway — 0.3%
DNB ASA	68,200	1,262,479
Salmar ASA	37,300	1,120,625
Statoil ASA	37,300	798,534
Yara International ASA	15,500	711,672

		3,893,310

Portugal — 0.1%
EDP Energias de Portugal SA	320,900	1,110,040

Singapore — 0.1%
DBS Group Holdings Ltd.	81,200	1,501,898

South Africa — 0.3%
Bid Corp. Ltd.	87,311	2,122,091
Investec PLC	79,700	573,859
Mondi PLC	17,100	444,405

		3,140,355

Spain — 0.8%
Amadeus IT Group SA (Class A Stock)	43,901	3,159,217
Banco Santander SA	137,900	904,102
Distribuidora Internacional de Alimentacion SA	175,100	903,102
Gas Natural SDG SA	47,300	1,091,609
Iberdrola SA	150,200	1,162,739
Mapfre SA	219,300	703,438
Repsol SA	73,100	1,290,683

		9,214,890

Sweden — 1.0%
Atlas Copco AB (Class A Stock)	106,089	4,578,385
Boliden AB	21,500	735,251
Electrolux AB (Class B Stock)	22,600	727,616
Hexagon AB (Class B Stock)	60,495	3,034,676
JM AB	25,700	585,453
Nordea Bank AB	83,600	1,012,226
Swedbank AB (Class A Stock)	29,700	716,507

		11,390,114

COMMON STOCKS (continued)	Shares	Value
Switzerland — 3.1%
ALSO Holding AG*	4,300	$591,263
Baloise Holding AG	10,300	1,601,089
Credit Suisse Group AG*	113,100	2,017,220
Ferguson PLC	38,916	2,792,758
Geberit AG	6,796	2,991,372
Georg Fischer AG	900	1,188,150
Helvetia Holding AG	1,800	1,012,426
Lonza Group AG*	16,928	4,565,588
Novartis AG	23,100	1,943,923
Partners Group Holding AG(a)	4,948	3,390,336
Roche Holding AG	10,800	2,730,838
Swiss Life Holding AG*	6,500	2,297,582
Swiss Re AG	20,100	1,879,767
Temenos Group AG*	26,994	3,454,444
UBS Group AG*	66,800	1,227,300
Zurich Insurance Group AG	5,700	1,733,048

		35,417,104

Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	645,000	4,938,813

United Kingdom — 5.4%
3i Group PLC	120,600	1,484,717
Ashtead Group PLC	35,000	938,750
Aviva PLC	164,200	1,119,894
BAE Systems PLC	288,900	2,232,131
Barratt Developments PLC	109,300	953,473
Beazley PLC	27,500	198,336
Bellway PLC	25,400	1,217,666
Berkeley Group Holdings PLC	25,300	1,431,113
Bovis Homes Group PLC	66,300	1,046,742
BP PLC	355,000	2,490,421
BT Group PLC	365,300	1,338,926
Carillion PLC(a)	145,900	33,961
Centrica PLC	289,000	536,105
Compass Group PLC	203,061	4,378,435
Crest Nicholson Holdings PLC	143,814	1,058,080
Debenhams PLC(a)	301,400	141,573
easyJet PLC	25,500	502,808
Experian PLC	175,714	3,873,202
GKN PLC	188,200	809,318
GlaxoSmithKline PLC	130,000	2,302,190
Go-Ahead Group PLC	34,500	694,203
Inchcape PLC	66,600	701,593
International Consolidated Airlines Group SA	150,000	1,313,625
J Sainsbury PLC	536,900	1,748,319
Keller Group PLC	48,200	631,089
Kingfisher PLC	160,800	734,216
Legal & General Group PLC	577,500	2,126,109
Lloyds Banking Group PLC	1,954,100	1,791,872
London Stock Exchange Group PLC	41,989	2,147,598
Man Group PLC	308,300	857,888
Marks & Spencer Group PLC	142,500	604,572
Meggitt PLC	108,000	701,281
Micro Focus International PLC*	57,361	1,949,512

SEE NOTES TO FINANCIAL STATEMENTS.

A117

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
National Express Group PLC	154,700	$796,667
Old Mutual PLC	274,800	858,311
Paragon Banking Group PLC	105,900	700,531
Premier Foods PLC*	357,756	207,663
QinetiQ Group PLC	214,000	666,405
RELX PLC	156,238	3,663,493
Rio Tinto Ltd.	22,000	1,293,491
Royal Mail PLC	120,900	738,649
SSE PLC	51,500	915,554
St. James’s Place PLC	150,107	2,479,784
Taylor Wimpey PLC	104,700	291,297
Unilever NV, CVA	58,624	3,300,697
Vesuvius PLC	81,100	636,716
William Hill PLC	25,000	108,442

		60,747,418

United States — 54.0%
A.O. Smith Corp.	117,641	7,209,040
Adobe Systems, Inc.*	67,948	11,907,208
Aetna, Inc.	35,300	6,367,767
Alphabet, Inc. (Class A Stock)*	2,439	2,569,243
Alphabet, Inc. (Class C Stock)*	11,096	11,610,854
Amazon.com, Inc.*	11,169	13,061,810
American Express Co.	18,400	1,827,304
American International Group, Inc.	48,590	2,894,992
Ameriprise Financial, Inc.	14,400	2,440,368
Amphenol Corp. (Class A Stock)	138,536	12,163,461
ANSYS, Inc.*	40,575	5,988,464
Apache Corp.(a)	40,350	1,703,577
Apple, Inc.	12,350	2,089,991
Applied Materials, Inc.	43,950	2,246,724
Bank of New York Mellon Corp. (The)	94,650	5,097,849
Becton, Dickinson & Co.	10,844	2,321,267
Boeing Co. (The)	16,200	4,777,542
Brighthouse Financial, Inc.*	32,836	1,925,503
Bunge Ltd.	50,700	3,400,956
BWX Technologies, Inc.	82,788	5,007,846
Carnival Corp.	30,900	2,050,833
CF Industries Holdings, Inc.	74,200	3,156,468
Charter Communications, Inc. (Class A Stock)*	20,353	6,837,794
Chubb Ltd.	25,050	3,660,556
Cisco Systems, Inc.	170,900	6,545,470
Citigroup, Inc.	98,900	7,359,149
Comcast Corp. (Class A Stock)	101,700	4,073,085
Costco Wholesale Corp.	50,904	9,474,252
CVS Health Corp.	29,350	2,127,875
Danaher Corp.	122,088	11,332,208
DexCom, Inc.*(a)	99,670	5,720,061
DowDuPont, Inc.	66,764	4,754,932
Ecolab, Inc.	83,005	11,137,611
Edwards Lifesciences Corp.*	47,245	5,324,984
Electronic Arts, Inc.*	55,829	5,865,395
EQT Corp.	28,367	1,614,650
Estee Lauder Cos., Inc. (The) (Class A Stock)	89,248	11,355,916
Exelon Corp.	83,650	3,296,647

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Exxon Mobil Corp.	75,550	$6,319,002
Facebook, Inc. (Class A Stock)*	69,008	12,177,152
Fifth Third Bancorp	220,400	6,686,936
FleetCor Technologies, Inc.*	51,150	9,842,794
Fortive Corp.	149,120	10,788,832
General Electric Co.	84,200	1,469,290
General Motors Co.	16,112	660,431
Genpact Ltd.	263,543	8,364,855
Gilead Sciences, Inc.	40,200	2,879,928
Hess Corp.	63,300	3,004,851
Hologic, Inc.*	66,750	2,853,563
Illinois Tool Works, Inc.	22,200	3,704,070
International Paper Co.	66,450	3,850,113
Intuit, Inc.	62,275	9,825,749
Intuitive Surgical, Inc.*	32,957	12,027,328
Invesco Ltd.	33,000	1,205,820
Johnson & Johnson	45,850	6,406,162
Johnson Controls International PLC	117,198	4,466,416
JPMorgan Chase & Co.	138,250	14,784,455
Kimberly-Clark Corp.	27,800	3,354,348
Kohl’s Corp.(a)	34,800	1,887,204
Las Vegas Sands Corp.	28,650	1,990,889
Loews Corp.	76,550	3,829,796
Lowe’s Cos., Inc.	15,550	1,445,217
Marsh & McLennan Cos., Inc.	45,380	3,693,478
Mattel, Inc.(a)	102,787	1,580,864
Medtronic PLC	70,621	5,702,646
Merck & Co., Inc.	107,050	6,023,703
MetLife, Inc.	86,600	4,378,496
Microsoft Corp.	128,381	10,981,711
Morgan Stanley	139,150	7,301,200
News Corp. (Class A Stock)	135,300	2,193,213
Occidental Petroleum Corp.	58,600	4,316,476
PayPal Holdings, Inc.*	172,557	12,703,646
PepsiCo, Inc.	33,050	3,963,356
Perrigo Co. PLC	34,700	3,024,452
Pfizer, Inc.	176,850	6,405,507
PG&E Corp.	85,800	3,846,414
Philip Morris International, Inc.	52,100	5,504,365
Priceline Group, Inc. (The)*	3,853	6,695,512
QUALCOMM, Inc.	86,650	5,547,333
Raytheon Co.	10,835	2,035,355
Roper Technologies, Inc.	45,298	11,732,182
salesforce.com, Inc.*	111,846	11,434,017
SBA Communications Corp.*	70,011	11,436,997
Southern Co. (The)	104,300	5,015,787
Southwest Airlines Co.	67,750	4,434,237
Starbucks Corp.	127,737	7,335,936
Stericycle, Inc.*	28,420	1,932,276
TE Connectivity Ltd.	36,750	3,492,720
Texas Instruments, Inc.	29,400	3,070,536
Thermo Fisher Scientific, Inc.	56,283	10,687,016
TJX Cos., Inc. (The)	102,221	7,815,818
Twenty-First Century Fox, Inc. (Class B Stock)	169,000	5,766,280
Tyson Foods, Inc. (Class A Stock)	97,200	7,880,004

SEE NOTES TO FINANCIAL STATEMENTS.

A118

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
U.S. Bancorp	92,400	$4,950,792
United Parcel Service, Inc. (Class B Stock)	23,500	2,800,025
United Technologies Corp.	28,000	3,571,960
Verizon Communications, Inc.	111,150	5,883,169
Visa, Inc. (Class A Stock)(a)	123,627	14,095,951
Vulcan Materials Co.	18,800	2,413,356
Wabtec Corp.(a)	65,864	5,363,306
Wal-Mart Stores, Inc.	53,750	5,307,812
Wells Fargo & Co.	172,700	10,477,709
Westar Energy, Inc.	53,300	2,814,240
Weyerhaeuser Co.	81,300	2,866,638
Yum China Holdings, Inc.	94,893	3,797,618
Zoetis, Inc.	190,782	13,743,935

		612,142,897

TOTAL COMMON STOCKS (cost $778,374,168)		1,101,187,462

PREFERRED STOCKS — 0.3%
United States — 0.3%
Becton, Dickinson & Co., 6.125%*	11,615	672,508
NextEra Energy, Inc., 6.123%*(a)	44,898	2,523,268

TOTAL PREFERRED STOCKS (cost $2,779,114)		3,195,776

	Units
RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/10/2018 (Cost $33,417)	73,100	33,242

TOTAL LONG-TERM INVESTMENTS (cost $781,186,699)		1,104,416,480

SHORT-TERM INVESTMENTS — 6.4%

	Shares
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	22,911,237	22,911,237
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $49,761,034; includes $49,698,057 of cash collateral for securities on loan)(b)(w)	49,761,429	49,761,429

TOTAL SHORT-TERM INVESTMENTS (cost $72,672,271)		72,672,666

TOTAL INVESTMENTS — 103.9% (cost $853,858,970)		1,177,089,146
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.9)%		(44,152,935)

NET ASSETS — 100.0%		$1,132,936,211

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $48,490,151; cash collateral of $49,698,057 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$27,822,578	$—
Austria	—	3,491,109	—
Belgium	—	4,890,431	—
Bermuda	2,447,206	—	—
Canada	32,283,165	—	—
China	16,630,670	13,561,331	—
Denmark	—	10,437,997	—
Finland	—	5,147,906	—
France	7,448,980	51,040,424	—
Germany	—	30,253,700	—
Hong Kong	—	16,857,191	—
India	3,031,494	—	—
Ireland	—	5,412,091	—
Israel	—	1,229,915	—
Italy	—	6,025,828	—
Japan	—	93,797,302	—
Liechtenstein	—	240,964	—
Luxembourg	—	1,686,028	—
Netherlands	5,598,073	16,509,891	—
New Zealand	—	1,846,349	—
Norway	—	3,893,310	—
Portugal	—	1,110,040	—
Singapore	—	1,501,898	—
South Africa	—	3,140,355	—
Spain	—	9,214,890	—
Sweden	—	11,390,114	—
Switzerland	—	35,417,104	—
Taiwan	—	4,938,813	—
United Kingdom	—	60,747,418	—
United States	612,142,897	—	—
Preferred Stocks			—
United States	3,195,776	—	—
Rights			—
Spain	33,242	—	—
Affiliated Mutual Funds	72,672,666	—	—

Total	$755,484,169	$421,604,977	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	8.5%
Affiliated Mutual Funds (including 4.4% of collateral for securities on loan)	6.4
Software	5.8

Insurance	4.9%
Pharmaceuticals	4.9
Oil, Gas & Consumable Fuels	4.6
Internet Software & Services	4.4

SEE NOTES TO FINANCIAL STATEMENTS.

A120

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Industry Classification (con’t.)
Health Care Equipment & Supplies	4.4%
IT Services	4.4
Machinery	3.5
Capital Markets	3.4
Chemicals	3.0
Food & Staples Retailing	2.5
Electronic Equipment, Instruments & Components	2.5
Electric Utilities	2.3
Semiconductors & Semiconductor Equipment	2.3
Building Products	2.1
Aerospace & Defense	2.0
Hotels, Restaurants & Leisure	2.0
Internet & Direct Marketing Retail	1.7
Media	1.7
Auto Components	1.7
Equity Real Estate Investment Trusts (REITs)	1.5
Automobiles	1.5
Food Products	1.4
Personal Products	1.4
Industrial Conglomerates	1.4
Life Sciences Tools & Services	1.3
Specialty Retail	1.3
Metals & Mining	1.1
Airlines	1.1
Diversified Telecommunication Services	1.1
Road & Rail	0.9
Household Durables	0.7
Biotechnology	0.7
Professional Services	0.7
Health Care Providers & Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Communications Equipment	0.6

Construction Materials	0.5%
Tobacco	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.5
Containers & Packaging	0.4
Diversified Financial Services	0.4
Multi-Utilities	0.4
Technology Hardware, Storage & Peripherals	0.3
Multiline Retail	0.3
Commercial Services & Supplies	0.3
Beverages	0.3
Paper & Forest Products	0.3
Wireless Telecommunication Services	0.3
Household Products	0.3
Construction & Engineering	0.3
Electrical Equipment	0.2
Real Estate Management & Development	0.2
Leisure Products	0.2
Consumer Finance	0.2
Energy Equipment & Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Gas Utilities	0.1
Distributors	0.1
Thrifts & Mortgage Finance	0.1
Marine	0.1
Health Care Technology	0.0 *

103.9
Liabilities in excess of other assets	(3.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$33,242	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$92,458

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$(1,791)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$48,490,151	$(48,490,151)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $48,490,151:
Unaffiliated investments (cost $781,186,699)	$1,104,416,480
Affiliated investments (cost $72,672,271)	72,672,666
Cash	12,384
Foreign currency, at value (cost $3,920,101)	4,000,791
Tax reclaim receivable	1,411,212
Dividends and interest receivable	1,062,821
Receivable for investments sold	465,617
Receivable from affiliate	29,880
Receivable for Series shares sold	14,939
Prepaid expenses	7,414

Total Assets	1,184,094,204

LIABILITIES
Payable to broker for collateral for securities on loan	49,698,057
Management fee payable	696,327
Payable for Series shares repurchased	542,177
Accrued expenses and other liabilities	219,947
Affiliated transfer agent fee payable	980
Payable for investments purchased	505

Total Liabilities	51,157,993

NET ASSETS	$1,132,936,211

Net assets were comprised of:
Paid-in capital	$652,670,127
Retained earnings	480,266,084

Net assets, December 31, 2017	$1,132,936,211

Net asset value and redemption price per share $1,132,936,211 / 32,996,729 outstanding shares of beneficial interest	$34.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,342,191, of which $114,519 is reimbursable by an affiliate)	$21,675,491
Income from securities lending, net (including affiliated income of $144,418)	383,842
Affiliated dividend income	309,378

Total income	22,368,711

EXPENSES
Management fee	7,888,562
Custodian and accounting fees	308,424
Shareholders’ reports	181,199
Audit fee	28,627
Trustees’ fees	19,986
Legal fees and expenses	16,080
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,112
Miscellaneous	67,106

Total expenses	8,521,096
Less: Management fee waiver	(244,123)

Net expenses	8,276,973

NET INVESTMENT INCOME (LOSS)	14,091,738

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,412))	40,497,522
Foreign currency transactions	103,499

40,601,021

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7,883))	176,714,320
Foreign currencies	315,680

177,030,000

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	217,631,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$231,722,759

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$14,091,738	$12,128,554
Net realized gain (loss) on investment and foreign currency transactions	40,601,021	6,968,304
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	177,030,000	20,952,242

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,722,759	40,049,100

SERIES SHARE TRANSACTIONS
Series shares sold [246,184 and 177,123 shares, respectively]	7,749,375	4,692,671
Series shares repurchased [1,990,951 and 2,096,896 shares, respectively]	(61,897,531)	(55,475,254)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(54,148,156)	(50,782,583)

CAPITAL CONTRIBUTIONS	—	808,056

TOTAL INCREASE (DECREASE)	177,574,603	(9,925,427)
NET ASSETS:
Beginning of year	955,361,608	965,287,035

End of year	$1,132,936,211	$955,361,608

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 97.0%
ASSET-BACKED SECURITIES — 10.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 10.3%
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 144A, 3 Month LIBOR + 1.300%	2.615%	(c)	01/16/30	250	$251,363
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 144A, 3 Month LIBOR + 0.980%	2.333%	(c)	07/17/26	2,500	2,507,654
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1R, 144A, 3 Month LIBOR + 1.190%	2.543%	(c)	10/17/26	500	501,461
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.330%	2.689%	(c)	04/13/27	1,750	1,755,689
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.666%	(c)	05/15/25	500	503,234
Catamaran CLO (Cayman Islands), Series 2014-1A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	2.623%	(c)	04/22/30	2,000	2,003,032
CIFC Funding Ltd. (Cayman Islands), Series 2017-4A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.633%	(c)	10/24/30	2,000	2,019,680
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559%	(c)	07/15/26	2,500	2,511,054
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.609%	(c)	01/16/26	2,500	2,502,392
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597%	(c)	10/23/29	500	503,403
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.716%	(c)	05/15/26	2,500	2,508,047
Limerock CLO LLC (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.200%	2.563%	(c)	10/20/26	1,300	1,305,604
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561%	(c)	07/15/30	250	252,027
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628%	(c)	10/30/30	2,000	2,016,274
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.741%	(c)	05/21/29	500	502,545
Regatta Funding Ltd. (Cayman Islands), Series 2017-1A, Class A, 144A, 3 Month LIBOR + 1.250%	2.619%	(c)	10/17/30	1,000	1,003,686
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	3.067%	(c)	10/25/28	500	503,322
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626%	(c)	10/20/29	2,000	2,007,661

					25,158,128

Small Business Loan — 0.0%
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	49	49,652

TOTAL ASSET-BACKED SECURITIES (cost $25,098,811)					25,207,780

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.9%
Bank, Series 2017-BNK5, Class A3	3.020%		06/15/60	2,800	2,805,723
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	700	722,896
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	990,334
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,600	1,616,375
Commercial Mortgage Trust, Series 2015-CR25, Class A3	3.505%		08/10/48	1,000	1,031,198
Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class A3	3.269%		06/10/50	2,800	2,862,472
Fannie Mae-Aces, Series 2012-M2, Class A2	2.717%		02/25/22	200	202,608
Fannie Mae-Aces, Series 2014-M2, Class A2	3.513%	(cc)	12/25/23	2,650	2,774,025
Fannie Mae-Aces, Series 2015-M1, Class AB2	2.465%		09/25/24	431	416,189
Fannie Mae-Aces, Series 2015-M10, Class A2	3.092%	(cc)	04/25/27	1,600	1,620,627
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	1,500	1,519,630
Fannie Mae-Aces, Series 2015-M3, Class AB2	2.625%		10/25/24	1,682	1,646,163

SEE NOTES TO FINANCIAL STATEMENTS.

A124

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(cc)	01/25/25	1,600	$1,603,699
Fannie Mae-Aces, Series 2016-M11, Class A2	2.369%	(cc)	07/25/26	1,200	1,155,405
Fannie Mae-Aces, Series 2016-M13, Class A2	2.477%	(cc)	09/25/26	2,100	2,043,239
Fannie Mae-Aces, Series 2017-M8, Class A2	3.061%	(cc)	05/25/27	1,500	1,517,749
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.534%	(cc)	06/25/20	15,466	476,928
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, IO	1.676%	(cc)	03/25/22	17,136	995,130
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.426%	(cc)	05/25/22	8,754	448,795
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.465%	(cc)	06/25/22	9,293	500,672
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.870%	(cc)	10/25/22	26,421	906,522
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class A2	3.389%		03/25/24	3,200	3,344,230
FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2	3.171%		10/25/24	4,000	4,130,838
FHLMC Multifamily Structured Pass-Through Certificates, Series K044, Class A2	2.811%		01/25/25	3,200	3,228,043
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class AM	3.300%	(cc)	10/25/26	1,930	1,984,590
FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class AM	3.327%	(cc)	03/25/27	1,100	1,129,412
FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class AM	3.315%		08/25/27	1,700	1,744,140
FHLMC Multifamily Structured Pass-Through Certificates, Series K151, Class A3	3.511%		04/25/30	400	418,244
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.733%	(cc)	05/25/19	7,610	134,647
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.683%	(cc)	07/25/19	7,419	135,537
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(cc)	05/25/25	2,600	2,655,358
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	988	991,973
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,600	1,639,074
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,494	1,497,221

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $50,766,965)					50,889,686

CORPORATE BONDS — 1.3%
Diversified Financial Services
CDP Financial, Inc., Sr. Unsec’d. Notes, 144A	3.150%		07/24/24	820	838,856
Private Export Funding Corp., U.S. Gov’t. Gtd. Notes	4.300%		12/15/21	2,160	2,325,441

TOTAL CORPORATE BONDS (cost $3,181,542)					3,164,297

MUNICIPAL BONDS — 0.2%
California 0.1%
California Educational Facilities Authority, Revenue Bonds, Stanford Univ., Ser. U-7, BABs	5.000%		06/01/46	125	175,568

Texas — 0.1%
University of Texas System (The), Revenue Bonds, Ser. F, Rfdg.	5.000%		08/15/47	275	377,748

TOTAL MUNICIPAL BONDS (cost $512,612)					553,316

SEE NOTES TO FINANCIAL STATEMENTS.

A125

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1, 1 Month LIBOR + 0.620%	2.172%	(c)	10/25/28	24	$23,516
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.473%	(cc)	02/25/34	117	117,428

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $141,034)					140,944

U.S. GOVERNMENT AGENCY OBLIGATIONS — 41.5%
Federal Home Loan Mortgage Corp.	1.625%		09/29/20	1,055	1,042,948
Federal Home Loan Mortgage Corp.	1.875%		11/17/20	610	606,803
Federal Home Loan Mortgage Corp.	2.000%		01/01/32	201	196,105
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	681	680,288
Federal Home Loan Mortgage Corp.	3.000%		06/01/29	547	557,977
Federal Home Loan Mortgage Corp.	3.000%		01/01/37	941	955,005
Federal Home Loan Mortgage Corp.	3.000%		06/01/45	729	730,377
Federal Home Loan Mortgage Corp.	3.500%		TBA	3,500	3,594,246
Federal Home Loan Mortgage Corp.	3.500%		08/01/26	249	258,358
Federal Home Loan Mortgage Corp.	3.500%		01/01/27	261	271,078
Federal Home Loan Mortgage Corp.	3.500%		07/01/42	772	796,286
Federal Home Loan Mortgage Corp.	3.500%		10/01/42	1,257	1,297,169
Federal Home Loan Mortgage Corp.	3.500%		08/01/43	976	1,006,738
Federal Home Loan Mortgage Corp.	4.000%		TBA	2,750	2,875,684
Federal Home Loan Mortgage Corp.	4.000%		06/01/26	90	93,852
Federal Home Loan Mortgage Corp.	4.000%		09/01/26	293	306,124
Federal Home Loan Mortgage Corp.	4.000%		09/01/40	475	498,928
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	491	515,378
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	526	552,403
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	1,789	1,908,658
Federal Home Loan Mortgage Corp.	5.000%		06/01/33	350	381,852
Federal Home Loan Mortgage Corp.	5.000%		05/01/34	344	371,498
Federal Home Loan Mortgage Corp.	5.500%		05/01/37	72	79,542
Federal Home Loan Mortgage Corp.	5.500%		02/01/38	244	268,932
Federal Home Loan Mortgage Corp.	5.500%		05/01/38	105	115,701
Federal Home Loan Mortgage Corp.	6.000%		09/01/34	76	84,423
Federal Home Loan Mortgage Corp.	6.000%		01/01/37	114	127,932
Federal Home Loan Mortgage Corp.	6.000%		09/01/38	71	79,598
Federal Home Loan Mortgage Corp.	6.000%		08/01/39	79	89,448
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	45	50,060
Federal National Mortgage Assoc.	1.000%		10/24/19	2,300	2,262,496
Federal National Mortgage Assoc.	2.000%		10/05/22	535	528,320
Federal National Mortgage Assoc.	2.000%		08/01/31	354	344,768
Federal National Mortgage Assoc.	2.500%		06/01/28	2,342	2,352,672
Federal National Mortgage Assoc.	2.500%		02/01/43	231	224,123
Federal National Mortgage Assoc.	2.500%		12/01/46	772	745,410
Federal National Mortgage Assoc.	3.000%		TBA	500	508,760
Federal National Mortgage Assoc.	3.000%		TBA	3,750	3,750,000
Federal National Mortgage Assoc.	3.000%		08/01/28	1,196	1,220,621
Federal National Mortgage Assoc.	3.000%		02/01/31	1,517	1,545,958
Federal National Mortgage Assoc.	3.000%		11/01/36	897	911,485
Federal National Mortgage Assoc.	3.000%		03/01/43	865	869,656
Federal National Mortgage Assoc.	3.000%		03/01/43	1,126	1,132,217
Federal National Mortgage Assoc.	3.000%		05/01/43	1,479	1,486,927
Federal National Mortgage Assoc.	3.000%		07/01/43	1,309	1,316,192
Federal National Mortgage Assoc.	3.000%		07/01/43	1,048	1,054,329
Federal National Mortgage Assoc.	3.500%		TBA	3,750	3,850,196
Federal National Mortgage Assoc.	3.500%		TBA	3,500	3,587,910
Federal National Mortgage Assoc.	3.500%		03/01/27	507	523,155
Federal National Mortgage Assoc.	3.500%		06/01/39	345	356,149
Federal National Mortgage Assoc.	3.500%		04/01/42	578	596,259

SEE NOTES TO FINANCIAL STATEMENTS.

A126

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	3.500%	06/01/42	945		$975,990
Federal National Mortgage Assoc.	3.500%	07/01/42	1,068		1,102,948
Federal National Mortgage Assoc.	3.500%	06/01/45	2,406		2,472,054
Federal National Mortgage Assoc.	3.500%	12/01/46	481		493,743
Federal National Mortgage Assoc.	4.000%	TBA	1,500		1,568,608
Federal National Mortgage Assoc.	4.000%	09/01/40	1,839		1,931,877
Federal National Mortgage Assoc.	4.000%	06/01/42	1,316		1,381,926
Federal National Mortgage Assoc.	4.000%	09/01/44	993		1,039,883
Federal National Mortgage Assoc.	4.000%	10/01/46	452		472,841
Federal National Mortgage Assoc.	4.500%	05/01/40	2,565		2,767,657
Federal National Mortgage Assoc.	5.000%	TBA	500		537,393
Federal National Mortgage Assoc.	5.000%	07/01/18	2		2,327
Federal National Mortgage Assoc.	5.000%	08/01/18	10		10,253
Federal National Mortgage Assoc.	5.000%	01/01/19	43		43,277
Federal National Mortgage Assoc.	5.000%	02/01/19	42		43,132
Federal National Mortgage Assoc.	5.000%	11/01/19	34		35,140
Federal National Mortgage Assoc.	5.000%	12/01/31	29		30,953
Federal National Mortgage Assoc.	5.000%	03/01/34	435		471,319
Federal National Mortgage Assoc.	5.000%	06/01/35	192		208,614
Federal National Mortgage Assoc.	5.000%	07/01/35	96		103,836
Federal National Mortgage Assoc.	5.000%	05/01/36	132		143,144
Federal National Mortgage Assoc.	5.500%	10/01/18	8		7,561
Federal National Mortgage Assoc.	5.500%	10/01/18	8		7,970
Federal National Mortgage Assoc.	5.500%	11/01/18	8		8,078
Federal National Mortgage Assoc.	5.500%	02/01/34	264		292,836
Federal National Mortgage Assoc.	5.500%	09/01/34	286		318,502
Federal National Mortgage Assoc.	5.500%	02/01/35	351		390,827
Federal National Mortgage Assoc.	5.500%	06/01/35	73		79,583
Federal National Mortgage Assoc.	5.500%	06/01/35	164		180,205
Federal National Mortgage Assoc.	5.500%	09/01/35	162		178,199
Federal National Mortgage Assoc.	5.500%	09/01/35	43		47,569
Federal National Mortgage Assoc.	5.500%	10/01/35	277		304,074
Federal National Mortgage Assoc.	5.500%	11/01/35	598		666,689
Federal National Mortgage Assoc.	5.500%	11/01/35	335		371,029
Federal National Mortgage Assoc.	5.500%	11/01/35	447		493,617
Federal National Mortgage Assoc.	6.000%	05/01/21	30		31,461
Federal National Mortgage Assoc.	6.000%	12/01/33	11		12,683
Federal National Mortgage Assoc.	6.000%	02/01/34	146		166,231
Federal National Mortgage Assoc.	6.000%	08/01/34	1		573
Federal National Mortgage Assoc.	6.000%	11/01/34	1		1,182
Federal National Mortgage Assoc.	6.000%	11/01/34	1		689
Federal National Mortgage Assoc.	6.000%	12/01/34	1		1,115
Federal National Mortgage Assoc.	6.000%	01/01/35	36		40,764
Federal National Mortgage Assoc.	6.000%	01/01/36	114		128,173
Federal National Mortgage Assoc.	6.000%	05/01/38	60		68,092
Federal National Mortgage Assoc.	6.500%	07/01/32	273		305,719
Federal National Mortgage Assoc.	6.500%	08/01/32	110		121,768
Federal National Mortgage Assoc.	6.500%	10/01/32	295		333,745
Federal National Mortgage Assoc.	6.500%	10/01/37	202		228,444
Federal National Mortgage Assoc.	6.625%	11/15/30	280		393,766
Federal National Mortgage Assoc.	7.000%	12/01/31	96		108,068
Federal National Mortgage Assoc.	7.000%	12/01/31	1		582
Federal National Mortgage Assoc.	7.000%	11/01/33	11		11,391
Federal National Mortgage Assoc.	7.000%	01/01/36	22		23,850
Federal National Mortgage Assoc.	8.000%	10/01/23	—	(r)	250
Federal National Mortgage Assoc.	8.000%	09/01/24	1		1,190
Federal National Mortgage Assoc.	8.000%	11/01/24	1		1,323
Federal National Mortgage Assoc.	8.000%	01/01/26	1		524

SEE NOTES TO FINANCIAL STATEMENTS.

A127

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Federal National Mortgage Assoc.	8.000%	02/01/26	—	(r)	$409
Federal National Mortgage Assoc.	9.000%	02/01/25	11		11,977
Federal National Mortgage Assoc.	9.000%	04/01/25	6		6,872
Government National Mortgage Assoc.	2.500%	12/20/46	326		318,765
Government National Mortgage Assoc.	3.000%	03/15/45	1,946		1,963,106
Government National Mortgage Assoc.	3.000%	09/20/46	1,865		1,883,823
Government National Mortgage Assoc.	3.000%	10/20/46	467		471,315
Government National Mortgage Assoc.	3.000%	04/20/47	2,343		2,366,100
Government National Mortgage Assoc.	3.500%	TBA	1,500		1,550,625
Government National Mortgage Assoc.	3.500%	01/20/43	1,354		1,407,513
Government National Mortgage Assoc.	3.500%	04/20/43	675		701,309
Government National Mortgage Assoc.	3.500%	03/20/45	1,247		1,291,145
Government National Mortgage Assoc.	3.500%	04/20/45	1,056		1,093,163
Government National Mortgage Assoc.	3.500%	07/20/46	2,570		2,659,703
Government National Mortgage Assoc.	4.000%	06/15/40	249		261,560
Government National Mortgage Assoc.	4.000%	08/20/46	999		1,043,565
Government National Mortgage Assoc.	4.000%	11/20/46	648		676,225
Government National Mortgage Assoc.	4.500%	02/20/41	690		731,888
Government National Mortgage Assoc.	4.500%	03/20/41	588		623,892
Government National Mortgage Assoc.	4.500%	06/20/44	455		481,058
Government National Mortgage Assoc.	4.500%	09/20/46	630		663,614
Government National Mortgage Assoc.	4.500%	11/20/46	1,263		1,326,914
Government National Mortgage Assoc.	4.500%	01/20/47	158		165,993
Government National Mortgage Assoc.	5.000%	07/15/33	191		209,397
Government National Mortgage Assoc.	5.000%	09/15/33	262		284,358
Government National Mortgage Assoc.	5.000%	04/15/34	85		91,946
Government National Mortgage Assoc.	5.500%	03/15/34	375		416,195
Government National Mortgage Assoc.	5.500%	03/15/36	79		88,398
Government National Mortgage Assoc.	6.500%	07/15/32	22		23,957
Government National Mortgage Assoc.	6.500%	08/15/32	4		3,943
Government National Mortgage Assoc.	6.500%	08/15/32	4		4,446
Government National Mortgage Assoc.	6.500%	08/15/32	13		13,875
Government National Mortgage Assoc.	6.500%	08/15/32	105		121,745
Government National Mortgage Assoc.	7.000%	03/15/23	—	(r)	397
Government National Mortgage Assoc.	7.000%	05/15/23	6		6,637
Government National Mortgage Assoc.	7.000%	06/15/23	1		1,208
Government National Mortgage Assoc.	7.000%	06/15/23	5		5,008
Government National Mortgage Assoc.	7.000%	06/15/23	1		1,334
Government National Mortgage Assoc.	7.000%	06/15/23	18		19,079
Government National Mortgage Assoc.	7.000%	07/15/23	14		14,065
Government National Mortgage Assoc.	7.000%	07/15/23	1		896
Government National Mortgage Assoc.	7.000%	08/15/23	10		9,912
Government National Mortgage Assoc.	7.000%	08/15/23	5		5,671
Government National Mortgage Assoc.	7.000%	08/15/23	1		994
Government National Mortgage Assoc.	7.000%	09/15/23	1		1,467
Government National Mortgage Assoc.	7.000%	10/15/23	5		5,224
Government National Mortgage Assoc.	7.000%	10/15/23	—	(r)	16
Government National Mortgage Assoc.	7.000%	10/15/23	4		4,719
Government National Mortgage Assoc.	7.000%	11/15/23	5		5,367
Government National Mortgage Assoc.	7.000%	11/15/23	10		10,964
Government National Mortgage Assoc.	7.000%	11/15/23	—	(r)	339
Government National Mortgage Assoc.	7.000%	01/15/24	64		67,480
Government National Mortgage Assoc.	7.000%	05/15/24	60		63,492
Government National Mortgage Assoc.	7.000%	08/15/28	53		61,067
Government National Mortgage Assoc.	7.500%	12/15/25	37		40,104
Government National Mortgage Assoc.	7.500%	12/15/25	5		4,823
Government National Mortgage Assoc.	7.500%	02/15/26	6		6,141
Government National Mortgage Assoc.	8.500%	09/15/24	73		79,577

SEE NOTES TO FINANCIAL STATEMENTS.

A128

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc.	8.500%		04/15/25	8	$9,584
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000%		06/30/25	1,380	1,420,202
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%		09/18/23	1,300	1,512,785
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	2.194%	(s)	01/15/21	643	602,285
Residual Funding Corp. Strips Principal, Unsec’d. Notes, PO	3.184%	(s)	04/15/30	3,035	2,132,580
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		02/01/27	175	178,331
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750%		11/01/25	510	660,077
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	530	764,144

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,790,041)					101,380,994

U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Bonds	2.750%		08/15/47	520	520,650
U.S. Treasury Bonds	3.000%		05/15/45	375	393,823
U.S. Treasury Bonds	3.000%		05/15/47	365	383,749
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	1,131	1,122,958
U.S. Treasury Notes	0.750%		02/28/18	570	569,464
U.S. Treasury Notes	1.375%		04/30/21	6,000	5,870,156
U.S. Treasury Notes	1.750%		05/15/23	115	112,165
U.S. Treasury Notes	1.875%		04/30/22	4,378	4,325,669
U.S. Treasury Notes(a)	2.000%		11/30/22	510	505,358
U.S. Treasury Notes	2.000%		06/30/24	260	255,023
U.S. Treasury Notes	2.125%		06/30/21	695	696,357
U.S. Treasury Notes	2.125%		09/30/21	9,700	9,706,063
U.S. Treasury Notes	2.125%		06/30/22	1,095	1,092,990
U.S. Treasury Notes	2.125%		12/31/22	670	667,226
U.S. Treasury Notes	2.125%		02/29/24	9,715	9,618,989
U.S. Treasury Notes	2.125%		11/30/24	2,705	2,669,497
U.S. Treasury Notes	2.125%		05/15/25	6,830	6,725,682
U.S. Treasury Notes	2.250%		02/15/27	305	300,997
U.S. Treasury Notes(a)	2.250%		11/15/27	560	552,103
U.S. Treasury Strips Coupon	2.037%	(s)	02/15/24	1,230	1,065,437
U.S. Treasury Strips Coupon	2.184%	(s)	02/15/28	550	426,069
U.S. Treasury Strips Coupon	2.384%	(s)	05/15/29	565	422,513
U.S. Treasury Strips Coupon(k)	2.404%	(s)	08/15/21	2,525	2,340,648
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	500	371,297
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	500	352,990
U.S. Treasury Strips Coupon	3.042%	(s)	11/15/35	1,000	618,871
U.S. Treasury Strips Coupon	3.202%	(s)	08/15/40	1,000	534,785
U.S. Treasury Strips Coupon	4.138%	(s)	02/15/42	3,725	1,897,836
U.S. Treasury Strips Principal, PO	2.351%	(s)	05/15/43	595	295,439
U.S. Treasury Strips Principal, PO	2.543%	(s)	02/15/45	515	242,106
U.S. Treasury Strips Principal, PO(k)	2.952%	(s)	05/15/45	800	373,972
U.S. Treasury Strips Principal, PO	3.005%	(s)	11/15/44	715	339,430

TOTAL U.S. TREASURY OBLIGATIONS (cost $55,275,087)					55,370,312

TOTAL LONG-TERM INVESTMENTS (cost $235,766,092)					236,707,329

SEE NOTES TO FINANCIAL STATEMENTS.

A129

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

SHORT-TERM INVESTMENTS — 12.4%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Short-Term Bond Fund(w)	2,871,042	$26,643,269
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	2,764,602	2,764,602
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $958,151; includes $957,972 of cash collateral for securities on loan)(b)(w)	958,151	958,151

TOTAL SHORT-TERM INVESTMENTS
(cost $31,397,387)		30,366,022

TOTAL INVESTMENTS — 109.4%
(cost $267,163,479)		267,073,351
Liabilities in excess of other assets(z) — (9.4)%		(22,925,461)

NET ASSETS — 100.0%		$244,147,890

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $940,234; cash collateral of $957,972 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund, Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
469	2 Year U.S. Treasury Notes	Mar. 2018	$100,601,983	100,417,297	$(184,686)
213	5 Year U.S. Treasury Notes	Mar. 2018	24,839,935	24,742,945	(96,990)
37	10 Year U.S. Ultra Treasury Notes	Mar. 2018	4,958,059	4,941,813	(16,246)
232	10 Year U.S. Treasury Notes	Mar. 2018	28,856,485	28,778,875	(77,610)
238	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	39,697,486	39,902,187	204,701

					(170,831)

Short Positions:
120	90 day Euro Dollar	Mar. 2018	$29,416,252	$29,356,500	$59,752
295	10 Year U.S. Treasury Bonds	Mar. 2018	45,069,026	45,135,000	(65,974)

					(6,222)

					$(177,053)

SEE NOTES TO FINANCIAL STATEMENTS.

A130

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

A security with a market value of $1,051,206 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Inflation Swap Agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
540	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$13	$(5,084)	$(5,097)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
21,265	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(8,091)	$65,365	$73,456
4,730	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(2,550)	13,239	15,789
7,870	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	2,185	13,586	11,401
9,400	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(1,128)	9,207	10,335
3,860	08/31/21	2.015%(S)	3 Month LIBOR(2)(Q)	31,702	(2,740)	(34,442)
760	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(12,333)	(12,333)
6,910	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	343,038	267,581	(75,457)
277	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	12	604	592
1,460	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	3,510	4,634	1,124
2,935	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(2,985)	2,864	5,849
1,580	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(3,171)	(1,610)	1,561
995	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	7,875	7,875
21,820	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	17,973	165,752	147,779
3,445	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	11,612	25,718	14,106
3,075	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,365	(320)	(3,685)
1,860	09/04/25	2.214%(S)	3 Month LIBOR(1)(Q)	163	3,571	3,408
130	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	2	290	288
2,102	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	29,738	35,224	5,486
790	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	984	8,102	7,118
530	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	2,417	2,417
1,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(912)	(6,273)	(5,361)
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	1,821	1,821
2,525	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(16,892)	(58,037)	(41,145)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(2,989)	(2,989)

				$408,555	$543,548	$134,993

Securities with a combined market value of $1,545,859 have been segregated with Citigroup Global Markets to cover requirement for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$25,158,128	$—
Small Business Loan	—	49,652	—
Commercial Mortgage-Backed Securities	—	50,889,686	—
Corporate Bonds	—	3,164,297	—
Municipal Bonds	—	553,316	—
Residential Mortgage-Backed Securities	—	140,944	—
U.S. Government Agency Obligations	—	101,380,994	—
U.S. Treasury Obligations	—	55,370,312	—
Affiliated Mutual Funds	30,366,022	—	—
Other Financial Instruments*
Futures Contracts	(177,053)	—	—
Centrally Cleared Inflation Swap Agreements	—	(5,097)	—
Centrally Cleared Interest Rate Swap Agreements	—	134,993	—

Total	$30,188,969	$236,837,225	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	41.5%
U.S. Treasury Obligations	22.7
Commercial Mortgage-Backed Securities	20.9
Affiliated Mutual Funds (including 0.4% of collateral for securities on loan)	12.4
Collateralized Loan Obligations	10.3
Diversified Financial Services	1.3
Municipal Bonds	0.2
Residential Mortgage-Backed Securities	0.1
Small Business Loan	0.0 *

109.4
Liabilities in excess of other assets	(9.4)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A132

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$264,453	*	Due from/to broker-variation margin futures	$441,506	*
Interest rate contracts	Due from/to broker-variation margin swaps	310,405	*	Due from/to broker-variation margin swaps	180,509	*

Total		$574,858			$622,015

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$(500,274)	$301,166	$1,264,133	$4,729	$(102,676)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(244,565)	$70,603

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts – Long Positions(2)	Futures Contracts – Short Positions(2)	Inflation Swap Agreements(3)	Interest Rate Swap Agreements(3)
$88,882	$210,400	$112,184,064	$27,817,163	$108,000	$147,001,400

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$940,234	$(940,234)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $940,234:
Unaffiliated investments (cost $235,766,092)	$236,707,329
Affiliated investments (cost $31,397,387)	30,366,022
Receivable for investments sold	13,273,767
Dividends receivable	895,786
Due from broker—variation margin futures	122,663
Receivable for Series shares sold	373
Prepaid expenses	1,800

Total Assets	281,367,740

LIABILITIES
Payable for investments purchased	35,776,506
Payable to broker for collateral for securities on loan	957,972
Payable for Series shares repurchased	254,463
Accrued expenses and other liabilities	100,569
Management fee payable	83,237
Due to broker—variation margin swaps	46,048
Affiliated transfer agent fee payable	980
Deferred trustees’ fees	75

Total Liabilities	37,219,850

NET ASSETS	$244,147,890

Net assets were comprised of:
Paid-in capital	$216,227,287
Retained earnings	27,920,603

Net assets, December 31, 2017	$244,147,890

Net asset value and redemption price per share $244,147,890 / 19,344,625 outstanding shares of beneficial interest	$12.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
Income
Interest income	$5,243,085
Affiliated dividend income	739,785
Income from securities lending, net (including affiliated income of $5,309)	5,674

Total income	5,988,544

EXPENSES
Management fee	1,009,512
Shareholders’ reports	169,446
Custodian and accounting fees	78,708
Audit fee	36,240
Legal fees and expenses	14,555
Trustees’ fees	12,526
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,861
Miscellaneous	14,867

Total expenses	1,346,715

NET INVESTMENT INCOME (LOSS)	4,641,829

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(913,961))	(550,409)
Futures transactions	1,264,133
Options written transactions	301,166
Forward rate agreement transactions	4,729
Swap agreement transactions	(102,676)

916,943

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $954,483)	2,049,863
Futures	(244,565)
Swap agreements	70,603

1,875,901

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	2,792,844

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,434,673

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,641,829	$3,782,397
Net realized gain (loss) on investment transactions	916,943	2,228,812
Net change in unrealized appreciation (depreciation) on investments	1,875,901	(1,008,606)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,434,673	5,002,603

SERIES SHARE TRANSACTIONS
Series shares sold [3,422,868 and 942,340 shares, respectively]	42,250,137	11,729,036
Series shares repurchased [2,543,772 and 1,792,349 shares, respectively]	(31,854,985)	(22,240,242)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	10,395,152	(10,511,206)

CAPITAL CONTRIBUTIONS	—	28,977

TOTAL INCREASE (DECREASE)	17,829,825	(5,479,626)
NET ASSETS:
Beginning of year	226,318,065	231,797,691

End of year	$244,147,890	$226,318,065

SEE NOTES TO FINANCIAL STATEMENTS.

A134

GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS — 80.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Farm Credit Bank, 1 Month LIBOR + (0.100)%	1.307%	(c)	08/08/18	9,000	$9,001,604
Federal Farm Credit Bank, 1 Month LIBOR + 0.040%	1.472%	(c)	08/10/18	12,000	12,014,369
Federal Farm Credit Bank, 1 Month LIBOR + (0.020)%	1.481%	(c)	04/20/18	6,500	6,499,897
Federal Home Loan Bank	1.088%	(n)	01/03/18	7,000	6,999,586
Federal Home Loan Bank	1.123%	(n)	01/19/18	20,000	19,989,000
Federal Home Loan Bank	1.164%	(n)	01/05/18	9,000	8,998,860
Federal Home Loan Bank, 3 Month LIBOR + (0.330)%	1.185%	(c)	03/07/18	7,000	6,998,383
Federal Home Loan Bank, 1 Month LIBOR + (0.170)%	1.191%	(c)	02/01/18	11,000	11,000,000
Federal Home Loan Bank	1.195%	(n)	01/16/18	13,000	12,993,662
Federal Home Loan Bank, 1 Month LIBOR + (0.170)%	1.202%	(c)	01/02/18	12,000	12,000,000
Federal Home Loan Bank	1.238%	(n)	01/10/18	40,500	40,487,724
Federal Home Loan Bank	1.246%	(n)	01/12/18	11,000	10,995,900
Federal Home Loan Bank, 1 Month LIBOR + (0.155)%	1.252%	(c)	01/08/18	11,000	11,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.140)%	1.257%	(c)	02/08/18	6,000	6,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.205)%	1.263%	(c)	02/28/18	12,000	12,000,454
Federal Home Loan Bank	1.265%	(n)	01/17/18	11,000	10,993,943
Federal Home Loan Bank, 3 Month LIBOR + (0.150)%	1.266%	(c)	02/15/18	4,000	4,000,000
Federal Home Loan Bank	1.277%	(n)	01/24/18	1,000	999,201
Federal Home Loan Bank	1.287%	(n)	01/26/18	5,000	4,995,625
Federal Home Loan Bank, 1 Month LIBOR + (0.080)%	1.292%	(c)	02/04/19	7,000	7,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.150)%	1.296%	(c)	02/22/18	14,000	13,999,496
Federal Home Loan Bank	1.298%	(n)	01/31/18	12,000	11,987,290
Federal Home Loan Bank, 1 Month LIBOR + (0.125)%	1.307%	(c)	12/10/18	8,000	8,000,000
Federal Home Loan Bank	1.318%	(n)	01/30/18	5,000	4,994,804
Federal Home Loan Bank	1.318%	(n)	02/12/18	6,000	5,990,970
Federal Home Loan Bank	1.324%	(n)	02/23/18	6,000	5,988,561
Federal Home Loan Bank	1.327%	(n)	02/02/18	10,000	9,988,449
Federal Home Loan Bank	1.328%	(n)	02/05/18	7,000	6,991,153
Federal Home Loan Bank	1.328%	(n)	02/07/18	15,000	14,979,958
Federal Home Loan Bank	1.328%	(n)	02/15/18	12,000	11,980,500
Federal Home Loan Bank	1.329%	(n)	02/28/18	3,000	2,993,717
Federal Home Loan Bank, 1 Month LIBOR + (0.125)%	1.366%	(c)	09/17/18	6,000	6,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.175)%	1.377%	(c)	01/25/18	13,300	13,299,997
Federal Home Loan Bank, 1 Month LIBOR + (0.155)%	1.397%	(c)	01/25/18	12,000	12,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.100)%	1.411%	(c)	12/21/18	15,000	15,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.220)%	1.473%	(c)	03/29/18	6,000	6,000,000
Federal Home Loan Mortgage Corp.	1.173%	(n)	01/26/18	18,000	17,985,646
Federal Home Loan Mortgage Corp.	1.177%	(n)	01/17/18	5,000	4,997,438
Federal Home Loan Mortgage Corp., 3 Month LIBOR + (0.030)%	1.319%	(c)	01/08/18	5,000	5,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.165)%	1.326%	(c)	05/18/18	11,500	11,500,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.160)%	1.335%	(c)	07/19/18	14,000	14,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.150)%	1.361%	(c)	08/21/18	7,000	7,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.125)%	1.427%	(c)	11/27/18	6,000	6,000,000
Federal National Mortgage Assoc.	0.875%		02/08/18	1,000	999,564
Federal National Mortgage Assoc., 3 Month LIBOR + (0.030)%	1.326%	(c)	01/11/18	8,000	8,000,000
Federal National Mortgage Assoc.	1.329%	(n)	03/07/18	9,000	8,978,875

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS					449,624,626

U.S. TREASURY OBLIGATIONS — 19.7%
U.S. Treasury Bills	1.090%	(n)	01/02/18	21,000	20,999,378
U.S. Treasury Bills	1.132%	(n)	01/25/18	17,000	16,987,433
U.S. Treasury Bills	1.204%	(n)	01/11/18	41,350	41,336,451
U.S. Treasury Bills	1.346%	(n)	03/15/18	9,000	8,975,971
U.S. Treasury Bills	1.387%	(n)	03/22/18	22,000	21,933,676

TOTAL U.S. TREASURY OBLIGATIONS					110,232,909

SEE NOTES TO FINANCIAL STATEMENTS.

A135

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

REPURCHASE AGREEMENT(m) — 0.7%	Principal Amount (000)#	Value
TD Securities (USA) LLC, 1.40%, dated 12/29/17, due 01/02/18 in the amount of $3,881,604	3,881	$3,881,000

TOTAL INVESTMENTS — 100.7% (amortized cost $563,738,535)		563,738,535
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(4,100,482)

NET ASSETS — 100.0%		$559,638,053

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(m)	The Repurchase Agreement is collateralized by U.S. Treasury Obligations (coupon rates 2.125%-2.250%, maturity dates 12/31/23-02/29/24), with the value, including accrued interest, of $3,958,655.

(n)	Rate quoted represents yield to maturity as of purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Government Agency Obligations	$—	$449,624,626	$—
U.S. Treasury Obligations	—	110,232,909	—
Repurchase Agreement	—	3,881,000	—

Total	$—	$563,738,535	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	80.3%
U.S. Treasury Obligations	19.7
Repurchase Agreement	0.7

100.7
Liabilities in excess of other assets	(0.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A136

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Financial instruments/transactions — summary of offsetting and netting arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	TD Securities USA LLC	$3,881,000	$(3,881,000)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments, at amortized cost which approximates fair value:	$563,738,535
Cash	76,697
Receivable for investments sold	7,035,000
Interest receivable	205,612
Receivable for Series shares sold	137,472
Prepaid expenses	4,998

Total Assets	571,198,314

LIABILITIES
Payable for Series shares repurchased	11,279,687
Management fee payable	144,992
Accrued expenses and other liabilities	95,156
Dividends payable	39,446
Affiliated transfer agent fee payable	980

Total Liabilities	11,560,261

NET ASSETS	$559,638,053

Net assets were comprised of: Paid-in capital	$559,636,936
Retained earnings	1,117

Net assets, December 31, 2017	$559,638,053

Net asset value and redemption price per share $559,638,053 / 55,960,713 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
Interest income	$5,958,840

EXPENSES
Management fee	1,996,023
Shareholders’ reports	171,563
Custodian and accounting fees	72,140
Audit fee	24,086
Trustees’ fees	16,493
Legal fees and expenses	15,620
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,072
Miscellaneous	23,575

Total expenses	2,330,572

NET INVESTMENT INCOME (LOSS)	3,628,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	8,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,636,282

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$3,628,268	$657,253
Net realized gain (loss) on investment transactions	8,014	29,234

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,636,282	686,487

DISTRIBUTIONS	(3,635,165)	(686,487)

SERIES SHARE TRANSACTIONS
Series shares sold [39,436,094 and 44,748,619 shares, respectively]	394,360,938	447,486,185
Series shares issued in reinvestment of distributions [363,517 and 68,649 shares, respectively]	3,635,165	686,487
Series shares repurchased [56,260,374 and 37,473,140 shares, respectively]	(562,603,761)	(374,731,396)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	(164,607,658)	73,441,276

TOTAL INCREASE (DECREASE)	(164,606,541)	73,441,276
NET ASSETS:
Beginning of year	724,244,594	650,803,318

End of year	$559,638,053	$724,244,594

SEE NOTES TO FINANCIAL STATEMENTS.

A138

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2017

LONG-TERM INVESTMENTS — 98.2%

COMMON STOCKS — 98.1%	Shares	Value
Aerospace & Defense — 2.5%
Arconic, Inc.	68,592	$1,869,132
Boeing Co. (The)	94,326	27,817,681
General Dynamics Corp.	47,100	9,582,495
L3 Technologies, Inc.	13,300	2,631,405
Lockheed Martin Corp.	42,398	13,611,878
Northrop Grumman Corp.	29,656	9,101,723
Raytheon Co.	49,318	9,264,386
Rockwell Collins, Inc.	26,600	3,607,492
Textron, Inc.	45,350	2,566,356
TransDigm Group, Inc.(a)	8,400	2,306,808
United Technologies Corp.	125,500	16,010,035

		98,369,391

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.(a)	24,100	2,147,069
Expeditors International of Washington, Inc.	31,200	2,018,328
FedEx Corp.	41,740	10,415,800
United Parcel Service, Inc. (Class B Stock)	116,600	13,892,890

		28,474,087

Airlines — 0.5%
Alaska Air Group, Inc.	21,200	1,558,412
American Airlines Group, Inc.	73,200	3,808,596
Delta Air Lines, Inc.	112,000	6,272,000
Southwest Airlines Co.	93,537	6,121,997
United Continental Holdings, Inc.*	43,700	2,945,380

		20,706,385

Auto Components — 0.2%
Aptiv PLC	45,700	3,876,731
BorgWarner, Inc.	34,400	1,757,496
Goodyear Tire & Rubber Co. (The)(a)	41,900	1,353,789

		6,988,016

Automobiles — 0.5%
Ford Motor Co.	662,559	8,275,362
General Motors Co.	219,200	8,985,008
Harley-Davidson, Inc.(a)	29,900	1,521,312

		18,781,682

Banks — 6.5%
Bank of America Corp.	1,645,882	48,586,437
BB&T Corp.	134,700	6,697,284
Citigroup, Inc.	448,322	33,359,640
Citizens Financial Group, Inc.	86,000	3,610,280
Comerica, Inc.	29,950	2,599,960
Fifth Third Bancorp	122,749	3,724,205
Huntington Bancshares, Inc.	183,075	2,665,572
JPMorgan Chase & Co.	587,695	62,848,103
KeyCorp	182,400	3,679,008
M&T Bank Corp.	25,900	4,428,641
People’s United Financial, Inc.	54,800	1,024,760
PNC Financial Services Group, Inc. (The)	81,393	11,744,196
Regions Financial Corp.	204,112	3,527,055

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
SunTrust Banks, Inc.	82,000	$5,296,380
U.S. Bancorp	268,281	14,374,496
Wells Fargo & Co.	751,436	45,589,622
Zions Bancorporation	35,000	1,779,050

		255,534,689

Beverages — 2.0%
Brown-Forman Corp. (Class B Stock)(a)	31,500	2,163,105
Coca-Cola Co. (The)	649,050	29,778,414
Constellation Brands, Inc. (Class A Stock)	29,100	6,651,387
Dr. Pepper Snapple Group, Inc.	31,400	3,047,684
Molson Coors Brewing Co. (Class B Stock)	31,500	2,585,205
Monster Beverage Corp.*	68,900	4,360,681
PepsiCo, Inc.	240,494	28,840,040

		77,426,516

Biotechnology — 2.7%
AbbVie, Inc.	269,600	26,073,016
Alexion Pharmaceuticals, Inc.*	38,300	4,580,297
Amgen, Inc.	123,394	21,458,216
Biogen, Inc.*	35,775	11,396,842
Celgene Corp.*	132,600	13,838,136
Gilead Sciences, Inc.	221,400	15,861,096
Incyte Corp.*	28,800	2,727,648
Regeneron Pharmaceuticals, Inc.*	12,930	4,861,163
Vertex Pharmaceuticals, Inc.*	42,500	6,369,050

		107,165,464

Building Products — 0.3%
A.O. Smith Corp.	22,400	1,372,672
Allegion PLC	16,533	1,315,365
Fortune Brands Home & Security, Inc.	26,100	1,786,284
Johnson Controls International PLC	159,015	6,060,062
Masco Corp.	54,100	2,377,154

		12,911,537

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	9,700	1,990,925
Ameriprise Financial, Inc.	25,750	4,363,853
Bank of New York Mellon Corp. (The)	174,549	9,401,209
BlackRock, Inc.	20,650	10,608,111
Cboe Global Markets, Inc.	18,100	2,255,079
Charles Schwab Corp. (The)	201,900	10,371,603
CME Group, Inc.	57,800	8,441,690
E*TRADE Financial Corp.*	47,310	2,345,157
Franklin Resources, Inc.	56,700	2,456,811
Goldman Sachs Group, Inc. (The)	60,000	15,285,600
Intercontinental Exchange, Inc.	100,090	7,062,350
Invesco Ltd.	69,900	2,554,146
Moody’s Corp.	28,520	4,209,837
Morgan Stanley	238,810	12,530,361
Nasdaq, Inc.	19,600	1,505,868

SEE NOTES TO FINANCIAL STATEMENTS.

A139

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Northern Trust Corp.	36,300	$3,626,007
Raymond James Financial, Inc.	21,900	1,955,670
S&P Global, Inc.	43,780	7,416,332
State Street Corp.	62,175	6,068,902
T. Rowe Price Group, Inc.	41,200	4,323,116

		118,772,627

Chemicals — 2.2%
Air Products & Chemicals, Inc.	37,100	6,087,368
Albemarle Corp.(a)	18,700	2,391,543
CF Industries Holdings, Inc.	39,800	1,693,092
DowDuPont, Inc.	392,668	27,965,815
Eastman Chemical Co.	25,100	2,325,264
Ecolab, Inc.	44,400	5,957,592
FMC Corp.	23,150	2,191,379
International Flavors & Fragrances, Inc.	13,700	2,090,757
LyondellBasell Industries NV (Class A Stock)	55,400	6,111,728
Monsanto Co.	74,296	8,676,287
Mosaic Co. (The)	59,100	1,516,506
PPG Industries, Inc.	43,300	5,058,306
Praxair, Inc.	48,600	7,517,448
Sherwin-Williams Co. (The)	13,700	5,617,548

		85,200,633

Commercial Services & Supplies — 0.3%
Cintas Corp.	14,800	2,306,284
Republic Services, Inc.	39,235	2,652,678
Stericycle, Inc.*	14,500	985,855
Waste Management, Inc.	68,330	5,896,879

		11,841,696

Communications Equipment — 1.0%
Cisco Systems, Inc.	840,275	32,182,533
F5 Networks, Inc.*	11,300	1,482,786
Harris Corp.	20,600	2,917,990
Juniper Networks, Inc.	66,000	1,881,000
Motorola Solutions, Inc.	28,027	2,531,959

		40,996,268

Construction & Engineering — 0.1%
Fluor Corp.	23,700	1,224,105
Jacobs Engineering Group, Inc.	20,900	1,378,564
Quanta Services, Inc.*	26,200	1,024,682

		3,627,351

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,800	2,387,232
Vulcan Materials Co.	22,700	2,913,999

		5,301,231

Consumer Finance — 0.8%
American Express Co.	123,500	12,264,785
Capital One Financial Corp.	81,869	8,152,515
Discover Financial Services	62,405	4,800,193
Navient Corp.	50,700	675,324
Synchrony Financial	125,830	4,858,296

		30,751,113

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.4%
Avery Dennison Corp.	15,400	$1,768,844
Ball Corp.	59,100	2,236,935
International Paper Co.	70,167	4,065,476
Packaging Corp. of America	15,000	1,808,250
Sealed Air Corp.	31,720	1,563,796
WestRock Co.	42,761	2,702,923

		14,146,224

Distributors — 0.1%
Genuine Parts Co.	25,325	2,406,128
LKQ Corp.*	51,900	2,110,773

		4,516,901

Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	35,900	941,298

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc. (Class B Stock)*	324,800	64,381,856
Leucadia National Corp.	54,500	1,443,705

		65,825,561

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	1,037,935	40,354,913
CenturyLink, Inc.	166,843	2,782,941
Verizon Communications, Inc.	689,838	36,513,125

		79,650,979

Electric Utilities — 1.8%
Alliant Energy Corp.	38,400	1,636,224
American Electric Power Co., Inc.	83,540	6,146,038
Duke Energy Corp.	118,048	9,929,017
Edison International	55,400	3,503,496
Entergy Corp.	30,900	2,514,951
Eversource Energy	54,100	3,418,038
Exelon Corp.	158,673	6,253,303
FirstEnergy Corp.	75,280	2,305,074
NextEra Energy, Inc.	79,175	12,366,343
PG&E Corp.	86,200	3,864,346
Pinnacle West Capital Corp.	19,000	1,618,420
PPL Corp.	116,100	3,593,295
Southern Co. (The)	167,500	8,055,075
Xcel Energy, Inc.	86,295	4,151,652

		69,355,272

Electrical Equipment — 0.6%
Acuity Brands, Inc.(a)	7,500	1,320,000
AMETEK, Inc.	39,500	2,862,565
Eaton Corp. PLC	75,861	5,993,778
Emerson Electric Co.	108,600	7,568,334
Rockwell Automation, Inc.	21,900	4,300,065

		22,044,742

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	52,300	4,591,940
Corning, Inc.	149,000	4,766,510
FLIR Systems, Inc.	23,000	1,072,260
TE Connectivity Ltd.	60,200	5,721,408

		16,152,118

SEE NOTES TO FINANCIAL STATEMENTS.

A140

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services — 0.8%
Baker Hughes a GE Co.	72,248	$2,285,927
Halliburton Co.	147,300	7,198,551
Helmerich & Payne, Inc.(a)	18,900	1,221,696
National Oilwell Varco, Inc.(a)	64,400	2,319,688
Schlumberger Ltd.	235,298	15,856,732
TechnipFMC PLC (United Kingdom)	74,200	2,323,202

		31,205,796

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	14,800	1,932,732
American Tower Corp.(a)	72,000	10,272,240
Apartment Investment & Management Co. (Class A Stock)	27,374	1,196,518
AvalonBay Communities, Inc.	23,318	4,160,165
Boston Properties, Inc.(a)	26,200	3,406,786
Crown Castle International Corp.(a)	67,200	7,459,872
Digital Realty Trust, Inc.(a)	33,600	3,827,040
Duke Realty Corp.	54,400	1,480,224
Equinix, Inc.	13,055	5,916,787
Equity Residential	62,500	3,985,625
Essex Property Trust, Inc.(a)	11,200	2,703,344
Extra Space Storage, Inc.(a)	21,400	1,871,430
Federal Realty Investment Trust	12,400	1,646,844
GGP, Inc.(a)	99,700	2,331,983
HCP, Inc.	79,600	2,075,968
Host Hotels & Resorts, Inc.(a)	124,626	2,473,826
Iron Mountain, Inc.(a)	43,630	1,646,160
Kimco Realty Corp.(a)	71,800	1,303,170
Macerich Co. (The)(a)	18,400	1,208,512
Mid-America Apartment Communities, Inc.(a)	19,500	1,960,920
Prologis, Inc.	90,228	5,820,608
Public Storage	25,350	5,298,150
Realty Income Corp.(a)	44,900	2,560,198
Regency Centers Corp.	24,400	1,687,992
SBA Communications Corp.*	19,600	3,201,856
Simon Property Group, Inc.(a)	52,761	9,061,174
SL Green Realty Corp.(a)	17,100	1,725,903
UDR, Inc.	45,100	1,737,252
Ventas, Inc.	60,704	3,642,847
Vornado Realty Trust(a)	29,457	2,302,948
Welltower, Inc.	62,000	3,953,740
Weyerhaeuser Co.	127,830	4,507,286

		108,360,100

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	74,022	13,776,975
CVS Health Corp.	172,438	12,501,755
Kroger Co. (The)	153,300	4,208,085
Sysco Corp.	82,700	5,022,371
Wal-Mart Stores, Inc.	247,400	24,430,750
Walgreens Boots Alliance, Inc.	147,300	10,696,926

		70,636,862

COMMON STOCKS (continued)	Shares	Value
Food Products — 1.2%
Archer-Daniels-Midland Co.	96,438	$3,865,235
Campbell Soup Co.(a)	33,200	1,597,252
Conagra Brands, Inc.	68,500	2,580,395
General Mills, Inc.	97,600	5,786,704
Hershey Co. (The)	23,900	2,712,889
Hormel Foods Corp.(a)	46,300	1,684,857
J.M. Smucker Co. (The)	19,600	2,435,104
Kellogg Co.(a)	43,000	2,923,140
Kraft Heinz Co. (The)	100,937	7,848,861
McCormick & Co., Inc. (Non-Voting Shares)(a)	19,500	1,987,245
Mondelez International, Inc. (Class A Stock)	255,511	10,935,871
Tyson Foods, Inc. (Class A Stock)	49,600	4,021,072

		48,378,625

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	293,825	16,768,593
Align Technology, Inc.*	12,000	2,666,280
Baxter International, Inc.	83,200	5,378,048
Becton, Dickinson & Co.	44,449	9,514,856
Boston Scientific Corp.*	231,899	5,748,776
Cooper Cos., Inc. (The)	8,530	1,858,516
Danaher Corp.	104,000	9,653,280
DENTSPLY SIRONA, Inc.	39,300	2,587,119
Edwards Lifesciences Corp.*	35,850	4,040,653
Hologic, Inc.*	47,400	2,026,350
IDEXX Laboratories, Inc.*	15,200	2,376,976
Intuitive Surgical, Inc.*	18,870	6,886,418
Medtronic PLC	229,428	18,526,311
ResMed, Inc.	22,400	1,897,056
Stryker Corp.	53,300	8,252,972
Varian Medical Systems, Inc.*(a)	15,800	1,756,170
Zimmer Biomet Holdings, Inc.	34,386	4,149,359

		104,087,733

Health Care Providers & Services — 2.7%
Aetna, Inc.	55,657	10,039,966
AmerisourceBergen Corp.	28,200	2,589,324
Anthem, Inc.	43,500	9,787,935
Cardinal Health, Inc.	53,775	3,294,794
Centene Corp.*	29,400	2,965,872
Cigna Corp.	42,480	8,627,263
DaVita, Inc.*	26,400	1,907,400
Envision Healthcare Corp.*(a)	20,200	698,112
Express Scripts Holding Co.*	98,626	7,361,445
HCA Healthcare, Inc.*	48,400	4,251,456
Henry Schein, Inc.*	27,000	1,886,760
Humana, Inc.	24,420	6,057,869
Laboratory Corp. of America Holdings*	17,400	2,775,474
McKesson Corp.	35,807	5,584,102
Patterson Cos., Inc.(a)	14,200	513,046
Quest Diagnostics, Inc.	23,300	2,294,817
UnitedHealth Group, Inc.	163,300	36,001,118
Universal Health Services, Inc. (Class B Stock)	15,100	1,711,585

		108,348,338

SEE NOTES TO FINANCIAL STATEMENTS.

A141

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Technology — 0.1%
Cerner Corp.*	51,200	$3,450,368

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	68,900	4,572,893
Chipotle Mexican Grill, Inc.*(a)	4,520	1,306,416
Darden Restaurants, Inc.	21,550	2,069,231
Hilton Worldwide Holdings, Inc.	33,500	2,675,310
Marriott International, Inc. (Class A Stock)	52,823	7,169,666
McDonald’s Corp.	135,080	23,249,969
MGM Resorts International	83,900	2,801,421
Norwegian Cruise Line Holdings Ltd.*	27,700	1,475,025
Royal Caribbean Cruises Ltd.	28,800	3,435,264
Starbucks Corp.	240,800	13,829,144
Wyndham Worldwide Corp.	17,763	2,058,199
Wynn Resorts Ltd.	13,600	2,292,824
Yum! Brands, Inc.	57,200	4,668,092

		71,603,454

Household Durables — 0.4%
D.R. Horton, Inc.	58,300	2,977,381
Garmin Ltd.(a)	19,800	1,179,486
Leggett & Platt, Inc.	22,700	1,083,471
Lennar Corp. (Class A Stock)	34,600	2,188,104
Mohawk Industries, Inc.*	10,900	3,007,310
Newell Brands, Inc.	82,549	2,550,764
PulteGroup, Inc.	48,085	1,598,826
Whirlpool Corp.	12,367	2,085,571

		16,670,913

Household Products — 1.6%
Church & Dwight Co., Inc.	42,600	2,137,242
Clorox Co. (The)	22,100	3,287,154
Colgate-Palmolive Co.	149,600	11,287,320
Kimberly-Clark Corp.	60,088	7,250,218
Procter & Gamble Co. (The)	430,606	39,564,079

		63,526,013

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	110,400	1,195,632
NRG Energy, Inc.	52,800	1,503,744

		2,699,376

Industrial Conglomerates — 1.9%
3M Co.	100,900	23,748,833
General Electric Co.	1,462,047	25,512,720
Honeywell International, Inc.	129,050	19,791,108
Roper Technologies, Inc.	17,300	4,480,700

		73,533,361

Insurance — 2.4%
Aflac, Inc.	67,200	5,898,816
Allstate Corp. (The)	61,588	6,448,879
American International Group, Inc.	150,629	8,974,476
Aon PLC	43,025	5,765,350
Arthur J. Gallagher & Co.	30,700	1,942,696
Assurant, Inc.	9,800	988,232
Brighthouse Financial, Inc.*	16,772	983,510

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Chubb Ltd.	78,930	$11,534,041
Cincinnati Financial Corp.	25,928	1,943,822
Everest Re Group Ltd.	6,500	1,438,190
Hartford Financial Services Group, Inc. (The)	61,200	3,444,336
Lincoln National Corp.	38,363	2,948,964
Loews Corp.	47,326	2,367,720
Marsh & McLennan Cos., Inc.	86,600	7,048,374
MetLife, Inc.	179,700	9,085,632
Principal Financial Group, Inc.	45,700	3,224,592
Progressive Corp. (The)	98,600	5,553,152
Torchmark Corp.	18,875	1,712,151
Travelers Cos., Inc. (The)	46,998	6,374,809
Unum Group	39,056	2,143,784
Willis Towers Watson PLC	22,100	3,330,249
XL Group Ltd. (Bermuda)	45,000	1,582,200

		94,733,975

Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc.*	67,490	78,927,530
Expedia, Inc.	20,800	2,491,216
Netflix, Inc.*	72,990	14,011,161
Priceline Group, Inc. (The)*	8,320	14,457,997
TripAdvisor, Inc.*(a)	19,400	668,524

		110,556,428

Internet Software & Services — 4.8%
Akamai Technologies, Inc.*	29,400	1,912,176
Alphabet, Inc. (Class A Stock)*	50,449	53,142,977
Alphabet, Inc. (Class C Stock)*	51,040	53,408,256
eBay, Inc.*	167,300	6,313,902
Facebook, Inc. (Class A Stock)*	402,600	71,042,796
VeriSign, Inc.*(a)	14,900	1,705,156

		187,525,263

IT Services — 4.0%
Accenture PLC (Class A Stock)	104,700	16,028,523
Alliance Data Systems Corp.	8,380	2,124,162
Automatic Data Processing, Inc.	75,300	8,824,407
Cognizant Technology Solutions Corp. (Class A Stock)	100,800	7,158,816
CSRA, Inc.	24,600	736,032
DXC Technology Co.	47,150	4,474,535
Fidelity National Information Services, Inc.	56,100	5,278,449
Fiserv, Inc.*	35,800	4,694,454
Gartner, Inc.*	14,400	1,773,360
Global Payments, Inc.	26,000	2,606,240
International Business Machines Corp.	145,725	22,357,130
Mastercard, Inc. (Class A Stock)	157,800	23,884,608
Paychex, Inc.	54,750	3,727,380
PayPal Holdings, Inc.*	189,400	13,943,628
Total System Services, Inc.	28,293	2,237,693
Visa, Inc. (Class A Stock)(a)	308,100	35,129,562
Western Union Co. (The)(a)	81,204	1,543,688

		156,522,667

SEE NOTES TO FINANCIAL STATEMENTS.

A142

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.1%
Hasbro, Inc.	19,150	$1,740,543
Mattel, Inc.(a)	57,281	880,982

		2,621,525

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	54,782	3,668,751
Illumina, Inc.*	25,000	5,462,250
IQVIA Holdings, Inc.*	24,600	2,408,340
Mettler-Toledo International, Inc.*	4,450	2,756,864
PerkinElmer, Inc.	18,600	1,360,032
Thermo Fisher Scientific, Inc.	66,800	12,683,984
Waters Corp.*	13,700	2,646,703

		30,986,924

Machinery — 1.7%
Caterpillar, Inc.	99,400	15,663,452
Cummins, Inc.	26,500	4,680,960
Deere & Co.	53,350	8,349,809
Dover Corp.	26,400	2,666,136
Flowserve Corp.(a)	22,500	947,925
Fortive Corp.	51,400	3,718,790
Illinois Tool Works, Inc.	52,575	8,772,139
Ingersoll-Rand PLC	43,400	3,870,846
PACCAR, Inc.	60,128	4,273,898
Parker-Hannifin Corp.	22,787	4,547,829
Pentair PLC (United Kingdom)	28,807	2,034,350
Snap-on, Inc.(a)	10,000	1,743,000
Stanley Black & Decker, Inc.	25,935	4,400,910
Xylem, Inc.	30,400	2,073,280

		67,743,324

Media — 2.7%
CBS Corp. (Class B Non-Voting Stock)	61,868	3,650,212
Charter Communications, Inc. (Class A Stock)*	32,900	11,053,084
Comcast Corp. (Class A Stock)	792,092	31,723,284
Discovery Communications, Inc. (Class A Stock)*(a)	26,300	588,594
Discovery Communications, Inc. (Class C Stock)*(a)	34,400	728,248
DISH Network Corp. (Class A Stock)*	38,600	1,843,150
Interpublic Group of Cos., Inc. (The)	67,762	1,366,082
News Corp. (Class A Stock)	63,625	1,031,361
News Corp. (Class B Stock)	19,300	320,380
Omnicom Group, Inc.(a)	39,500	2,876,785
Scripps Networks Interactive, Inc. (Class A Stock)	16,200	1,383,156
Time Warner, Inc.	131,315	12,011,383
Twenty-First Century Fox, Inc. (Class A Stock)	178,700	6,170,511
Twenty-First Century Fox, Inc. (Class B Stock)	75,200	2,565,824
Viacom, Inc. (Class B Stock)	59,043	1,819,115
Walt Disney Co. (The)	255,676	27,487,727

		106,618,896

COMMON STOCKS (continued)	Shares	Value
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.*	223,512	$4,237,787
Newmont Mining Corp.	90,803	3,406,929
Nucor Corp.	54,600	3,471,468

		11,116,184

Multi-Utilities — 1.0%
Ameren Corp.	41,500	2,448,085
CenterPoint Energy, Inc.	72,810	2,064,891
CMS Energy Corp.	47,800	2,260,940
Consolidated Edison, Inc.	52,200	4,434,390
Dominion Energy, Inc.	106,784	8,655,911
DTE Energy Co.	30,600	3,349,476
NiSource, Inc.	55,500	1,424,685
Public Service Enterprise Group, Inc.	86,000	4,429,000
SCANA Corp.	24,300	966,654
Sempra Energy	42,754	4,571,258
WEC Energy Group, Inc.	53,876	3,578,983

		38,184,273

Multiline Retail — 0.5%
Dollar General Corp.	43,000	3,999,430
Dollar Tree, Inc.*	40,147	4,308,174
Kohl’s Corp.(a)	29,500	1,599,785
Macy’s, Inc.(a)	51,620	1,300,308
Nordstrom, Inc.(a)	18,900	895,482
Target Corp.	93,268	6,085,737

		18,188,916

Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	95,226	5,107,923
Andeavor	24,700	2,824,198
Apache Corp.(a)	64,350	2,716,857
Cabot Oil & Gas Corp.	80,700	2,308,020
Chesapeake Energy Corp.*(a)	125,800	498,168
Chevron Corp.	320,262	40,093,600
Cimarex Energy Co.	16,500	2,013,165
Concho Resources, Inc.*	25,200	3,785,544
ConocoPhillips	205,629	11,286,976
Devon Energy Corp.	89,700	3,713,580
EOG Resources, Inc.	97,900	10,564,389
EQT Corp.	38,000	2,162,960
Exxon Mobil Corp.	715,704	59,861,482
Hess Corp.	46,175	2,191,927
Kinder Morgan, Inc.	326,443	5,898,825
Marathon Oil Corp.	142,994	2,420,888
Marathon Petroleum Corp.	85,794	5,660,688
Newfield Exploration Co.*	35,000	1,103,550
Noble Energy, Inc.	77,200	2,249,608
Occidental Petroleum Corp.	129,700	9,553,702
ONEOK, Inc.	61,540	3,289,313
Phillips 66	72,964	7,380,309
Pioneer Natural Resources Co.	29,000	5,012,650
Range Resources Corp.	31,700	540,802
Valero Energy Corp.	75,500	6,939,205
Williams Cos., Inc. (The)	140,400	4,280,796

		203,459,125

SEE NOTES TO FINANCIAL STATEMENTS.

A143

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.2%
Coty, Inc. (Class A Stock)(a)	78,200	$1,555,398
Estee Lauder Cos., Inc. (The) (Class A Stock)	38,100	4,847,844

		6,403,242

Pharmaceuticals — 4.5%
Allergan PLC	56,856	9,300,505
Bristol-Myers Squibb Co.	277,740	17,019,907
Eli Lilly & Co.	164,100	13,859,886
Johnson & Johnson	453,296	63,334,517
Merck & Co., Inc.	462,803	26,041,925
Mylan NV*	87,200	3,689,432
Perrigo Co. PLC	23,300	2,030,828
Pfizer, Inc.	1,008,423	36,525,081
Zoetis, Inc.	83,600	6,022,544

		177,824,625

Professional Services — 0.3%
Equifax, Inc.	20,500	2,417,360
IHS Markit Ltd.*	58,400	2,636,760
Nielsen Holdings PLC(a)	57,100	2,078,440
Robert Half International, Inc.	22,000	1,221,880
Verisk Analytics, Inc.*	26,300	2,524,800

		10,879,240

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	52,200	2,260,782

Road & Rail — 0.9%
CSX Corp.	154,272	8,486,503
J.B. Hunt Transport Services, Inc.	14,900	1,713,202
Kansas City Southern	18,500	1,946,570
Norfolk Southern Corp.	49,200	7,129,080
Union Pacific Corp.	134,300	18,009,630

		37,284,985

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices, Inc.*(a)	126,100	1,296,308
Analog Devices, Inc.	62,223	5,539,714
Applied Materials, Inc.	181,000	9,252,720
Broadcom Ltd.	68,260	17,535,994
Intel Corp.	792,300	36,572,568
KLA-Tencor Corp.	26,900	2,826,383
Lam Research Corp.	27,600	5,080,332
Microchip Technology, Inc.(a)	37,800	3,321,864
Micron Technology, Inc.*	192,200	7,903,264
NVIDIA Corp.	101,750	19,688,625
Qorvo, Inc.*	21,886	1,457,607
QUALCOMM, Inc.	250,050	16,008,201
Skyworks Solutions, Inc.	31,500	2,990,925
Texas Instruments, Inc.	167,800	17,525,032
Xilinx, Inc.	42,300	2,851,866

		149,851,403

Software — 5.1%
Activision Blizzard, Inc.	125,800	7,965,656
Adobe Systems, Inc.*	83,675	14,663,207

COMMON STOCKS (continued)	Shares	Value
Software (continued)
ANSYS, Inc.*	13,900	$2,051,501
Autodesk, Inc.*	36,070	3,781,218
CA, Inc.	52,873	1,759,613
Cadence Design Systems, Inc.*	44,700	1,869,354
Citrix Systems, Inc.*	24,500	2,156,000
Electronic Arts, Inc.*	52,400	5,505,144
Intuit, Inc.	41,300	6,516,314
Microsoft Corp.	1,303,500	111,501,390
Oracle Corp.	512,895	24,249,676
Red Hat, Inc.*	30,400	3,651,040
salesforce.com, Inc.*	115,300	11,787,119
Symantec Corp.	105,211	2,952,221
Synopsys, Inc.*	25,600	2,182,144

		202,591,597

Specialty Retail — 2.2%
Advance Auto Parts, Inc.(a)	12,560	1,252,106
AutoZone, Inc.*	4,810	3,421,690
Best Buy Co., Inc.	43,025	2,945,922
CarMax, Inc.*	31,900	2,045,747
Foot Locker, Inc.	22,300	1,045,424
Gap, Inc. (The)(a)	37,187	1,266,589
Home Depot, Inc. (The)	197,669	37,464,206
L Brands, Inc.	41,196	2,480,823
Lowe’s Cos., Inc.	141,825	13,181,215
O’Reilly Automotive, Inc.*	14,400	3,463,776
Ross Stores, Inc.	66,700	5,352,675
Signet Jewelers Ltd.(a)	11,200	633,360
Tiffany & Co.	17,300	1,798,335
TJX Cos., Inc. (The)	107,600	8,227,096
Tractor Supply Co.(a)	22,000	1,644,500
Ulta Beauty, Inc.*	10,000	2,236,600

		88,460,064

Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	869,155	147,087,100
Hewlett Packard Enterprise Co.	273,666	3,929,844
HP, Inc.	284,466	5,976,631
NetApp, Inc.	46,700	2,583,444
Seagate Technology PLC(a)	50,400	2,108,736
Western Digital Corp.	49,568	3,942,143
Xerox Corp.	36,002	1,049,458

		166,677,356

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(a)	62,100	1,298,511
Michael Kors Holdings Ltd.*	26,700	1,680,765
NIKE, Inc. (Class B Stock)	221,800	13,873,590
PVH Corp.	13,300	1,824,893
Ralph Lauren Corp.(a)	9,800	1,016,162
Tapestry, Inc.	48,200	2,131,886
Under Armour, Inc. (Class A Stock)*(a)	31,200	450,216
Under Armour, Inc. (Class C Stock)*(a)	30,603	407,632
VF Corp.	54,944	4,065,856

		26,749,511

SEE NOTES TO FINANCIAL STATEMENTS.

A144

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Tobacco — 1.3%
Altria Group, Inc.	323,800	$23,122,558
Philip Morris International, Inc.	262,500	27,733,125

		50,855,683

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	49,600	2,712,624
United Rentals, Inc.*	14,500	2,492,695
W.W. Grainger, Inc.(a)	9,120	2,154,600

		7,359,919

Water Utilities — 0.1%
American Water Works Co., Inc.	30,100	2,753,849

TOTAL COMMON STOCKS (cost $1,169,577,523)		3,856,192,476

EXCHANGE TRADED FUND — 0.1%
iShares Core S&P 500 ETF (cost $3,682,088)	15,300	4,113,405

TOTAL LONG-TERM INVESTMENTS (cost $1,173,259,611)		3,860,305,881

SHORT-TERM INVESTMENTS — 4.7%
AFFILIATED MUTUAL FUNDS — 4.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	59,834,393	59,834,393
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $119,913,547; includes $119,754,122 of cash collateral for securities on loan)(b)(w)	119,913,547	119,913,547

TOTAL AFFILIATED MUTUAL FUNDS (cost $179,747,940)		179,747,940

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills, 1.290%, 03/15/18 (cost $2,792,617)(k)(n)	2,800	$2,792,748

TOTAL SHORT-TERM INVESTMENTS (cost $182,540,557)		182,540,688

TOTAL INVESTMENTS — 102.9% (cost $1,355,800,168)		4,042,846,569
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.9)%		(114,559,981)

NET ASSETS — 100.0%		$3,928,286,588

See the Glossary for abbreviations used in the annual report.

#	Principal amount shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $116,628,095; cash collateral of $119,754,122 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate quoted represents yield to maturity as of purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
50	S&P 500 E-mini	Mar. 2018	$6,669,512	$6,690,000	$20,488
87	S&P 500 Index	Mar. 2018	57,808,660	58,203,000	394,340

					$414,828

A security with a market value of $2,792,748 has been segregated with UBS AG to cover requirements for open future contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$98,369,391	$—	$—
Air Freight & Logistics	28,474,087	—	—
Airlines	20,706,385	—	—
Auto Components	6,988,016	—	—
Automobiles	18,781,682	—	—
Banks	255,534,689	—	—
Beverages	77,426,516	—	—
Biotechnology	107,165,464	—	—
Building Products	12,911,537	—	—
Capital Markets	118,772,627	—	—
Chemicals	85,200,633	—	—
Commercial Services & Supplies	11,841,696	—	—
Communications Equipment	40,996,268	—	—
Construction & Engineering	3,627,351	—	—
Construction Materials	5,301,231	—	—
Consumer Finance	30,751,113	—	—
Containers & Packaging	14,146,224	—	—
Distributors	4,516,901	—	—
Diversified Consumer Services	941,298	—	—
Diversified Financial Services	65,825,561	—	—
Diversified Telecommunication Services	79,650,979	—	—
Electric Utilities	69,355,272	—	—
Electrical Equipment	22,044,742	—	—
Electronic Equipment, Instruments & Components	16,152,118	—	—
Energy Equipment & Services	31,205,796	—	—
Equity Real Estate Investment Trusts (REITs)	108,360,100	—	—
Food & Staples Retailing	70,636,862	—	—
Food Products	48,378,625	—	—
Health Care Equipment & Supplies	104,087,733	—	—
Health Care Providers & Services	108,348,338	—	—
Health Care Technology	3,450,368	—	—
Hotels, Restaurants & Leisure	71,603,454	—	—
Household Durables	16,670,913	—	—
Household Products	63,526,013	—	—
Independent Power & Renewable Electricity Producers	2,699,376	—	—
Industrial Conglomerates	73,533,361	—	—
Insurance	94,733,975	—	—
Internet & Direct Marketing Retail	110,556,428	—	—
Internet Software & Services	187,525,263	—	—
IT Services	156,522,667	—	—
Leisure Products	2,621,525	—	—
Life Sciences Tools & Services	30,986,924	—	—
Machinery	67,743,324	—	—
Media	106,618,896	—	—
Metals & Mining	11,116,184	—	—
Multi-Utilities	38,184,273	—	—
Multiline Retail	18,188,916	—	—
Oil, Gas & Consumable Fuels	203,459,125	—	—
Personal Products	6,403,242	—	—
Pharmaceuticals	177,824,625	—	—
Professional Services	10,879,240	—	—
Real Estate Management & Development	2,260,782	—	—
Road & Rail	37,284,985	—	—
Semiconductors & Semiconductor Equipment	149,851,403	—	—
Software	202,591,597	—	—
Specialty Retail	88,460,064	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A146

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$166,677,356	$—	$—
Textiles, Apparel & Luxury Goods	26,749,511	—	—
Tobacco	50,855,683	—	—
Trading Companies & Distributors	7,359,919	—	—
Water Utilities	2,753,849	—	—
Exchange Traded Fund	4,113,405	—	—
Affiliated Mutual Funds	179,747,940	—	—
U.S. Treasury Obligation	—	2,792,748	—
Other Financial Instruments*
Futures Contracts	414,828	—	—

Total	$4,040,468,649	$2,792,748	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	6.5%
Oil, Gas & Consumable Fuels	5.2
Software	5.1
Internet Software & Services	4.8
Affiliated Mutual Funds (including 3.0% of collateral for securities on loan)	4.6
Pharmaceuticals	4.5
Technology Hardware, Storage & Peripherals	4.2
IT Services	4.0
Semiconductors & Semiconductor Equipment	3.8
Capital Markets	3.0
Internet & Direct Marketing Retail	2.8
Equity Real Estate Investment Trusts (REITs)	2.8
Health Care Providers & Services	2.7
Biotechnology	2.7
Media	2.7
Health Care Equipment & Supplies	2.6
Aerospace & Defense	2.5
Insurance	2.4
Specialty Retail	2.2
Chemicals	2.2
Diversified Telecommunication Services	2.0
Beverages	2.0
Industrial Conglomerates	1.9
Hotels, Restaurants & Leisure	1.8
Food & Staples Retailing	1.8
Electric Utilities	1.8
Machinery	1.7
Diversified Financial Services	1.7
Household Products	1.6
Tobacco	1.3
Food Products	1.2
Communications Equipment	1.0
Multi-Utilities	1.0
Road & Rail	0.9
Energy Equipment & Services	0.8

Life Sciences Tools & Services	0.8%
Consumer Finance	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.6
Airlines	0.5
Automobiles	0.5
Multiline Retail	0.5
Household Durables	0.4
Electronic Equipment, Instruments & Components	0.4
Containers & Packaging	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Metals & Mining	0.3
Professional Services	0.3
Trading Companies & Distributors	0.2
Auto Components	0.2
Personal Products	0.2
Construction Materials	0.1
Distributors	0.1
Exchange Traded Fund	0.1
Construction & Engineering	0.1
Health Care Technology	0.1
U.S. Treasury Obligation	0.1
Water Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0 *

102.9
Liabilities in excess of other assets	(2.9)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A147

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$414,828	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$12,865,928

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,210,378

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)
$77,975,358

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$116,628,095	$(116,628,095)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS & LIABILITIES

as of December 31, 2017

ASSETS
Investments at value, including securities on loan of $116,628,095:
Unaffiliated investments (cost $1,176,052,228)	$3,863,098,629
Affiliated investments (cost $179,747,940)	179,747,940
Cash	22,175
Receivable for investments sold	5,834,600
Dividends and interest receivable	3,917,281
Receivable for Series shares sold	1,316,463
Prepaid expenses	25,484

Total Assets	4,053,962,572

LIABILITIES
Payable to broker for collateral for securities on loan	119,754,122
Payable for Series shares repurchased	3,043,816
Payable for investments purchased	1,362,153
Management fee payable	1,000,874
Accrued expenses and other liabilities	278,814
Due to broker—variation margin futures	235,225
Affiliated transfer agent fee payable	980

Total Liabilities	125,675,984

NET ASSETS	$3,928,286,588

Net assets were comprised of:
Paid-in capital	$1,175,930,520
Retained earnings	2,752,356,068

Net assets, December 31, 2017	$3,928,286,588

Net asset value and redemption price per share $3,928,286,588 / 66,150,076 outstanding shares of beneficial interest	$59.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $220)	$71,636,425
Affiliated dividend income	806,066
Income from securities lending, net (including affiliated income of $231,261)	261,704
Interest income	30,634

Total income	72,734,829

EXPENSES
Management fee	10,889,877
Custodian and accounting fees	233,643
Shareholders’ reports	174,207
Trustees’ fees	45,572
Audit fee	24,673
Legal fees and expenses	24,667
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	11,057
Miscellaneous	100,985

Total expenses	11,504,681

NET INVESTMENT INCOME (LOSS)	61,230,148

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,975)	40,520,603
Futures transactions	12,865,928

53,386,531

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of ($29,540))	588,460,766
Futures	1,210,378

589,671,144

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	643,057,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$704,287,823

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$61,230,148	$57,570,334
Net realized gain (loss) on investment transactions	53,386,531	72,046,263
Net change in unrealized appreciation (depreciation) on investments	589,671,144	228,987,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	704,287,823	358,604,434

DISTRIBUTIONS	(129,595,196)	(210,338,581)

SERIES SHARE TRANSACTIONS
Series shares sold [2,742,922 and 2,976,732 shares, respectively]	149,785,094	136,335,898
Series shares issued in reinvestment of distributions [2,421,435 and 4,481,009 shares, respectively]	129,595,196	210,338,581
Series shares repurchased [4,202,101 and 4,217,650 shares, respectively]	(230,911,603)	(204,352,773)

NET INCREASE (DECREASE) IN NET ASSETS FROM SERIES SHARE TRANSACTIONS	48,468,687	142,321,706

CAPITAL CONTRIBUTIONS	—	4,458,724

TOTAL INCREASE (DECREASE)	623,161,314	295,046,283
NET ASSETS:
Beginning of year	3,305,125,274	3,010,078,991

End of year	$3,928,286,588	$3,305,125,274

SEE NOTES TO FINANCIAL STATEMENTS.

A149

GLOSSARY

SCHEDULE OF INVESTMENTS	as of December 31, 2017

The following abbreviations are used in the preceding Portfolios’ descriptions:

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
ZAR	South African Rand

Index

CDX	Credit Derivative Index
CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index
iTraxx	International Credit Derivative Index
NSA	Non-Seasonally Adjusted

Other

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points
BROIS	Brazil Interbank Offered Rate
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
JIBAR	Johannesburg Interbank Agreed Rate
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
OIS	Overnight Index Swap
OTC	Over-the-counter
PIK	Payment-in-Kind
PO	Principal Only
PRFC	Preference Shares
REITs	Real Estate Investment Trusts

SEE NOTES TO FINANCIAL STATEMENTS.

A150

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2017

RSP	Non-Voting Shares
SONIA	Sterling Overnight Index Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A151

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

1.	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (“Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the 8 Portfolios listed below together with their investment objectives. Each Portfolio listed below is a diversified investment company for purposes of the 1940 Act.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Government Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

2.	Accounting Policies

The Series Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedules of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean

B1

between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

B2

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets (the Government Money Market Portfolio may invest up to 5%) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Board of the Portfolio. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

B3

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

B4

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities or prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

B5

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index

B6

or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among

B8

other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class), and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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3.	Agreements

The Series Fund has a management agreement with PGIM Investments on behalf of the Portfolios. Pursuant to this agreement, PGIM Investments has responsibility for all investment management services and supervises the subadvisers’ performance of such services. PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Portfolios through its PGIM Fixed Income unit (“PFI”), Jennison Associates LLC (“Jennison”), Brown Advisory LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PGIM Investments pays for the services of the Subadvisers, cost of compensation of officers, occupancy and certain clerical and administrative expenses of the Portfolios. The Portfolios bear all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.73	*
Government Income Portfolio	0.40	0.40
Government Money Market Portfolio	0.30	0.30
Stock Index Portfolio	0.30% up to $4 billion
	0.25% over $4 billion	0.30

*	Effective June 1, 2017, PGIM Investments has contractually agreed, through June 30, 2018, to waive a portion of its management fee equal to an annual rate of 0.024% of the average daily net assets of the Portfolio. Prior to June 1, 2017, PGIM Investments had contractually agreed to waive a portion of its management fee equal to an annual rate of 0.022% of the average daily net assets of the Portfolio.

At December 31, 2017, the Subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PFI, QMA
Diversified Bond Portfolio	PFI
Equity Portfolio	Jennison
Flexible Income Portfolio	PFI, QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PFI
Government Money Market Portfolio	PFI
Stock Index Portfolio	QMA

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PGIM Investments, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to PGIM Investments is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

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PIMS, PGIM Investments, PGIM, Inc., QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$260,224
Global Portfolio	42,531

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities Exchange Commission (“SEC”), a series of the Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Portfolio	Amount
Conservative Balanced Portfolio	$50,791
Diversified Bond Portfolio	12,115
Equity Portfolio	185,352
Flexible Managed Portfolio	66,900
Global Portfolio	46,552
Government Income Portfolio	3,795
Stock Index Portfolio	114,143

In February 2016, Prudential, the parent company of the Investment Manager (PGIM Investments) self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Series Fund. The amount of opportunity loss payment to each of the Portfolios is disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale

B11

transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2017 no such transactions were entered into by the Portfolios.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes. The following amounts have been accrued or paid:

Portfolio	2016 Withholding Tax	2017 Withholding Tax
Conservative Balanced Portfolio	$24,389	$29,305
Equity Portfolio	—	343,486
Flexible Managed Portfolio	35,507	25,175
Global Portfolio	99,518	114,519

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$2,617,815,231	$2,715,111,130
Diversified Bond Portfolio	477,200,941	468,509,022
Equity Portfolio	2,214,934,043	2,455,921,491
Flexible Managed Portfolio	5,979,493,745	6,080,311,584
Global Portfolio	333,709,501	374,454,069
Government Income Portfolio	1,162,346,063	1,168,080,920
Stock Index Portfolio	150,679,712	135,951,829

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

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Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the reporting period ended December 31, 2017. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2017
Diversified Bond Portfolio	$6,047,000	2.49%	2	$10,151,000	—
Government Income Portfolio	1,324,000	2.49%	1	1,324,000	—

8.	Capital and Ownership

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of the Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2017, the Equity Portfolio has Class II shares outstanding.

As of December 31, 2017, substantially all Class I shares of the Portfolios were owned of record by the following affiliates of the Series Fund: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities.

Transactions in shares of beneficial interest were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2017:
Series shares sold	167,133	$7,721,540
Series shares repurchased	(5,811,087)	(268,966,449)

Net increase (decrease) in shares outstanding	(5,643,954)	$(261,244,909)

Year ended December 31, 2016:
Series shares sold	239,387	$9,099,174
Series shares repurchased	(6,334,813)	(242,961,824)
Capital contributions	—	3,314,283

Net increase (decrease) in shares outstanding	(6,095,426)	$(230,548,367)

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Class II	Shares	Amount
Year ended December 31, 2017:
Series shares sold	85	$3,938
Series shares repurchased	(8,919)	(427,848)

Net increase (decrease) in shares outstanding	(8,834)	$(423,910)

Year ended December 31, 2016:
Series shares sold	398	$13,474
Series shares repurchased	(8,058)	(314,707)
Capital contributions	—	1,696

Net increase (decrease) in shares outstanding	(7,660)	$(299,537)

9.	Purchase & Redemption In-Kind

As of the close of business on April 28, 2017, the Government Money Market Portfolio issued shares in exchange for portfolio securities, accrued interest and cash in a tax-free exchange with an affiliate. The value of the tax-free exchange was $23,004,509, which includes a cash portion of $9,096,772. Shares issued in this transaction were 2,300,451.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$24.18	$22.54		$22.45	$20.63	$17.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.42		0.39	0.36	0.35
Net realized and unrealized gain (loss) on investments	2.54	1.20		(0.30)	1.46	2.51

Total from investment operations	2.99	1.62		0.09	1.82	2.86

Capital Contributions(f)	—	0.02		—	—	—

Net Asset Value, end of year	$27.17	$24.18		$22.54	$22.45	$20.63

Total Return(b)	12.37%	7.28	%(g)	0.40%	8.82%	16.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,594.7	$2,473.2		$2,554.3	$2,574.4	$2,504.4
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%		0.58%	0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.58%	0.58%		0.58%	0.58%	0.58%
Net investment income (loss)	1.75%	1.79%		1.70%	1.66%	1.84%
Portfolio turnover rate(d)	136%	185%		208%	134%	196%

	Diversified Bond Portfolio
	Year Ended December 31,
	2017(a)	2016(a)		2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.28	$11.64		$11.66	$11.01	$11.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.43		0.41	0.43	0.48
Net realized and unrealized gain (loss) on investments	0.44	0.21		(0.43)	0.34	(0.56)

Total from investment operations	0.86	0.64		(0.02)	0.77	(0.08)

Less Distributions:	—	—		—	(0.12)	(0.79)

Capital Contributions(f)	—	—	(e)	—	—	—

Net Asset Value, end of year	$13.14	$12.28		$11.64	$11.66	$11.01

Total Return(b)	7.00%	5.50	%(h)	(0.17)%	7.09%	(0.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,145.1	$1,104.6		$1,084.9	$1,067.9	$1,197.5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.44%	0.44%		0.46%	0.44%	0.44%
Expenses before waivers and/or expense reimbursement	0.44%	0.44%		0.46%	0.44%	0.44%
Net investment income (loss)	3.28%	3.52%		3.48%	3.73%	4.10%
Portfolio turnover rate	71%	49%		81%	50%	111%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover.

(e)	Less than $0.005 per share.

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$40.96	$39.47		$38.56	$35.81	$26.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.38		0.34	0.19	0.27
Net realized and unrealized gain (loss) on investments	10.15	1.07		0.57	2.56	8.73

Total from investment operations	10.56	1.45		0.91	2.75	9.00

Capital Contributions(d)	—	0.04		—	—	—

Net Asset Value, end of year	$51.52	$40.96		$39.47	$38.56	$35.81

Total Return(a)	25.78%	3.78	%(e)	2.36%	7.68%	33.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,415.6	$3,741.7		$3,846.2	$4,017.6	$3,970.9
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.47%	0.47%		0.47%	0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.47%	0.47%		0.47%	0.47%	0.47%
Net investment income (loss)	0.89%	1.01%		0.86%	0.52%	0.86%
Portfolio turnover rate	55%	39%		37%	51%	45%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$40.74	$39.42		$38.66	$36.05	$27.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.23		0.18	0.04	0.13
Net realized and unrealized gain (loss) on investments	10.07	1.05		0.58	2.57	8.82

Total from investment operations	10.30	1.28		0.76	2.61	8.95

Capital Contributions(d)	—	0.04		—	—	—

Net Asset Value, end of year	$51.04	$40.74		$39.42	$38.66	$36.05

Total Return(a)	25.28%	3.35	%(e)	1.97%	7.24%	33.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.7	$1.7		$2.0	$2.2	$2.3
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.87%	0.87%		0.87%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.87%	0.87%		0.87%	0.87%	0.87%
Net investment income (loss)	0.50%	0.61%		0.46%	0.11%	0.47%
Portfolio turnover rate	55%	39%		37%	51%	45%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return for Class I and Class II would have been 3.68% and 3.25%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$25.99	$23.95		$23.71	$21.35	$17.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.44		0.42	0.37	0.36
Net realized and unrealized gain (loss) on investments	3.44	1.58		(0.18)	1.99	3.22

Total from investment operations	3.89	2.02		0.24	2.36	3.58

Capital Contributions(e)	—	0.02		—	—	—

Net Asset Value, end of year	$29.88	$25.99		$23.95	$23.71	$21.35

Total Return(b)	14.97%	8.52	%(f)	1.01%	11.05%	20.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,229.7	$3,889.8		$3,768.8	$3,943.8	$3,730.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.62%	0.63%		0.63%	0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.63%		0.63%	0.63%	0.63%
Net investment income (loss)	1.62%	1.78%		1.74%	1.66%	1.86%
Portfolio turnover rate(d)	175%	203%		213%	161%	210%

	Global Portfolio
	Year Ended December 31,
	2017(a)	2016(a)		2015(a)	2014(a)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.50	$26.33		$25.72	$24.91	$19.57

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.34		0.34	0.37	0.31
Net realized and unrealized gain (loss) on investments	6.41	0.81		0.27	0.44	5.03

Total from investment operations	6.83	1.15		0.61	0.81	5.34

Capital Contributions(e)	—	0.02		—	—	—

Net Asset Value, end of year	$34.33	$27.50		$26.33	$25.72	$24.91

Total Return(b)	24.84%	4.44	%(g)	2.37%	3.25%	27.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,132.9	$955.4		$965.3	$719.2	$744.5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.79%	0.80%		0.81%	0.81%	0.84%
Expenses before waivers and/or expense reimbursement	0.81%	0.81%		0.82%	0.82%	0.84%
Net investment income (loss)	1.34%	1.29%		1.28%	1.45%	1.29%
Portfolio turnover rate	33%	40%		33%	37%	70%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2017(d)	2016(d)		2015(d)		2014		2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.26	$12.00		$11.92		$11.30		$12.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.20		0.18		0.21		0.21
Net realized and unrealized gain (loss) on investments	0.13	0.06		(0.10)		0.45		(0.49)

Total from investment operations	0.36	0.26		0.08		0.66		(0.28)

Less Distributions:	—	—		—		(0.04)		(0.57)
Capital Contributions(e)	—	—	(f)	—		—		—

Net Asset Value, end of year	$12.62	$12.26		$12.00		$11.92		$11.30

Total Return(a)	2.94%	2.17	%(h)	0.67%		5.86%		(2.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$244.1	$226.3		$231.8		$339.2		$341.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.53%	0.51%		0.48%		0.47%		0.49%
Expenses before waivers and/or expense reimbursement	0.53%	0.51%		0.48%		0.47%		0.49%
Net investment income (loss)	1.84%	1.60%		1.48%		1.73%		1.78%
Portfolio turnover rate(c)	495%	705%		746%		830%		1135%

	Government Money Market Portfolio
	Year Ended December 31,
	2017(d)	2016(d)		2015(d)		2014		2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00		$10.00		$10.00		$10.00

Income From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.06	0.01		—	(f)	—	(f)	—	(f)
Less Distributions:	(0.06)	(0.01)		—	(f)	—	(f)	—	(f)

Net Asset Value, end of year	$10.00	$10.00		$10.00		$10.00		$10.00

Total Return(a)	0.56%	0.10%		—	%(g)	—	%(g)	—	%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$559.6	$724.2		$650.8		$823.6		$866.0
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.35%	0.35%		0.19%		0.16%		0.17%
Expenses before waivers and/or expense reimbursement	0.35%	0.35%		0.44%		0.44%		0.44%
Net investment income (loss)	0.55%	0.09%		0.00%		0.00	%(g)	0.00	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(d)	Calculated based on average shares outstanding during the year.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Less than 0.005%.

(h)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance(c):
Net Asset Value, beginning of year	$50.70	$48.59		$49.33	$47.02	$35.65

Income (Loss) From Investment Operations:
Net investment income (loss)	0.92	0.89		0.86	0.79	0.73
Net realized and unrealized gain (loss) on investments	9.75	4.52		(0.26)	5.20	10.64

Total from investment operations	10.67	5.41		0.60	5.99	11.37

Less Distributions:	(1.99)	(3.37)		(1.34)	(3.68)	—
Capital Contributions(d)	—	0.07		—	—	—

Net Asset Value, end of year	$59.38	$50.70		$48.59	$49.33	$47.02

Total Return(a)	21.46%	11.83	%(e)	1.18%	13.31%	31.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,928.3	$3,305.1		$3,010.1	$3,312.7	$2,890.5
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.32%	0.32%		0.32%	0.32%	0.32%
Expenses before waivers and/or expense reimbursement	0.32%	0.34%		0.37%	0.37%	0.37%
Net investment income (loss)	1.69%	1.84%		1.74%	1.67%	1.77%
Portfolio turnover rate	4%	5%		9%	5%	3%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, Government Money Market Portfolio and Stock Index Portfolio (the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 13, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Prudential Series Fund (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011 Overseen by Trustee: 107	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013 Overseen by Trustee: 107	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014 Overseen by Trustee: 107	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013 Overseen by Trustee: 107	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None
Stephen M. Chipman* (Age: 56) Trustee Since January 2018 Overseen by Trustee: 107	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003 Overseen by Trustee: 107	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003 Overseen by Trustee: 107	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None

E1

Independent Trustees
Name, Age Position with the Fund Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003 Overseen by Trustee: 107	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009 Overseen by Trustee: 107	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers[1]
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (43) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers[1]
Name, Age Position with the Fund	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

Supplemental Proxy Information (Unaudited)

A special meeting of Fund shareholders was held on January 16, 2018. At the meeting, the following proposals were approved by shareholders:

1. To elect Directors.

DIRECTORS:	Shares Voted for:	% Voted for:	Shares Voted Withheld:	% Voted Withheld:
Susan Davenport Austin	1,407,770,019	95.12%	72,196,140.96	4.88%
Sherry S. Barrat	1,408,457,601	95.17%	71,508,559.12	4.83%
Jessica M. Bibliowicz	1,409,011,923	95.21%	70,954,237.08	4.79%
Kay Ryan Booth	1,408,201,825	95.15%	71,764,334.59	4.85%
Robert F. Gunia	1,407,204,010	95.08%	72,762,149.91	4.92%
Thomas T. Mooney	1,405,767,109	94.99%	74,199,050.8	5.01%
Thomas M. O’Brien	1,408,981,725	95.20%	70,984,435.19	4.80%
Timothy S. Cronin	1,411,003,229	95.34%	68,962,931.22	4.66%
Stephen M. Chipman	1,409,854,414	95.26%	70,111,745.39	4.74%

2. To approve a Policy to permit the Investment Manager of the Fund to enter into or make material changes to subadvisory agreements with subadvisers that are wholly-owned subsidiaries without shareholder approval.

	Shares Voted:	% Of Voted:	% Of Total:
Conservative Balanced Portfolio:
For	76,323,189	78.49%	78.49%
Against	12,267,951	12.62%	12.62%
Abstain	8,644,548	8.89%	8.89%
Total	97,235,689	100.00%	100.00%

Diversified Bond Portfolio:
For	66,548,571	75.77%	75.75%
Against	14,996,619	17.08%	17.07%
Abstain	6,285,062	7.16%	7.15%
Total	87,830,252	100.00%	99.97%

Equity Portfolio:
For	68,157,489	78.14%	78.13%
Against	12,675,469	14.53%	14.53%
Abstain	6,393,819	7.33%	7.33%
Total	87,226,776	100.00%	99.99%

Flexible Managed Portfolio:
For	108,207,740	75.16%	75.16%
Against	19,663,718	13.69%	13.69%
Abstain	16,021,776	11.15%	11.15%
Total	143,646,259	100.00%	100.00%

	Shares Voted:	% of Voted:	% of Total:
Global Portfolio:
For	26,371,176	79.03%	79.00%
Against	4,996,261	14.97%	14.97%
Abstain	2,000,487	6.00%	5.99%
Total	33,367,923	100.00%	99.96%

Government Income Portfolio:
For	14,855,591	74.76%	74.71%
Against	3,203,488	16.12%	16.11%
Abstain	1,811,605	9.12%	9.11%
Total	19,870,685	100.00%	99.94%

Government Money Market Portfolio:
For	47,217,284	75.99%	75.99%
Against	9,751,635	15.69%	15.69%
Abstain	5,169,645	8.32%	8.32%
Total	62,138,563	100.00%	100.00%

Stock Index Portfolio:
For	48,258,463	72.26%	72.26%
Against	9,904,652	14.83%	14.83%
Abstain	8,625,885	12.92%	12.92%
Total	66,789,000	100.00%	100.00%

3. To approve a proposal to designate the Portfolio’s investment objective as a non-fundamental policy of the Portfolio.

	Shares Voted:	% of Voted:	% of Total:
Conservative Balanced Portfolio:
For	76,270,982	78.44%	78.44%
Against	11,000,658	11.31%	11.31%
Abstain	9,964,048	10.25%	10.25%
Total	97,235,689	100.00%	100.00%

Diversified Bond Portfolio:
For	68,302,282	77.77%	77.74%
Against	12,214,312	13.91%	13.90%
Abstain	7,313,658	8.33%	8.32%
Total	87,830,252	100.00%	99.97%

Equity Portfolio:
For	67,959,578	77.91%	77.90%
Against	11,519,388	13.21%	13.20%
Abstain	7,747,810	8.88%	8.88%
Total	87,226,776	100.00%	99.99%

Flexible Managed Portfolio:
For	108,207,740	75.33%	75.33%
Against	17,349,831	12.08%	12.08%
Abstain	18,088,689	12.59%	12.59%
Total	143,646,259	100.00%	100.00%

	Shares Voted:	% of Voted:	% of Total:
Global Portfolio:
For	26,380,785	79.06%	79.03%
Against	4,502,276	13.49%	13.49%
Abstain	2,484,862	7.45%	7.44%
Total	33,367,923	100.00%	99.96%

Government Income Portfolio:
For	14,860,152	74.79%	74.74%
Against	2,943,595	14.81%	14.80%
Abstain	2,066,938	10.40%	10.40%
Total	19,870,685	100.00%	99.94%

Government Money Market Portfolio:
For	46,234,056	74.41%	74.41%
Against	10,202,857	16.42%	16.42%
Abstain	5,701,651	9.18%	9.18%
Total	62,138,563	100.00%	100.00%

Stock Index Portfolio:
For	48,032,431	71.92%	71.92%
Against	9,230,216	13.82%	13.82%
Abstain	9,526,352	14.26%	14.26%
Total	66,789,000	100.00%	100.00%

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. Please be sure to have your contract number available when you call.

(800) 458-6333

Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

This report includes the financial statements of VCA-10, and the portfolios of The Prudential Series Fund (the “Funds”) available through VCA-11 and VCA-24.

This report does not include separate account financials for the VCA-11 and VCA-24 Subaccounts. If you would like separate account financial statements, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of VCA-10’s proxy voting policies and procedures is available without charge, upon request. MEDLEY participants should call (800) 458-6333 to obtain a description of VCA-10’s proxy voting policies and procedures. Information regarding how the VCA-10 voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov and on VCA-10’s website.

The MEDLEY Program Statement of Additional Information contains additional information about the Committee Members of VCA-10 and is available without charge upon request by calling (800) 458-6333.

VCA-10 files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) 732-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling (800) 458-6333.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Presorted

Standard

U.S. Postage

PAID

Prudential

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

MD.RS.011

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by the report, there have been no amendments to any provisions of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,165 and $19,961, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)
➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit

Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH
	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Variable Contract Account-10

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 21, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 21, 2018